UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Robert J. DellaCroce

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8256

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Shareholders

PennMutual

Annual Reports
December 31, 2010

Penn Mutual Variable Products

Dear Investor:

I am pleased to bring you the following 2010 capital markets summary and thank you for your continued affiliation with The Penn Mutual Life Insurance Company. Also, please remember that regardless of what the markets bear, short-term performance changes should not distract you from your long-term financial plan, and now more than ever may be an opportune time for you to review your portfolio with your investment professional to make sure that your asset allocation remains on target.

Stocks, despite a sharp correction from late April through early July, rose nicely in the fourth quarter, closing near their highest levels of the year. These solid fourth quarter returns capped a second consecutive year of strong gains. In fact, most major indices closed the year more than 85 percent above their March 2009 lows. The U.S. stock market, as measured by the Wilshire 5000 Equity Index, returned 17.87 percent for the full 12-month period. Amid the environment of an improving economic backdrop, healthy corporate earnings growth, a positive turn in investor confidence, and a continued accommodative monetary and fiscal policy, equities posted favorable returns; especially in the latter half of the year.

Although all capitalization stocks returned positive performance for the year, on a relative basis, small and mid capitalization stocks provided somewhat substantially higher returns than did large capitalization stocks. Small capitalization stocks, as measured by the Russell 2000 Index, returned 26.85 percent for the year and mid capitalization stocks, as measured by the Russell Midcap Index, returned 25.48 percent, while large capitalization stocks, as measured by the Russell 1000 Index, returned 16.10 percent. Style was not a significant factor in relative performance for the year as growth stocks only slightly outperformed value stocks due mainly to the strong performance from consumer discretionary and relatively weak returns from utilities.

International markets ended the year split with developed markets underperforming and emerging markets slightly outperforming the U.S. market in 2010. Developed international stocks, as measured by the MSCI EAFE Index, gained 8.21 percent. European stocks were up solidly during the last quarter of the year, after being underwater for most of the year due to concerns surrounding the debt crisis. Emerging Market stocks, as measured by the MSCI Emerging Markets Index, returned a solid 19.20 percent for the year. The gains were largely driven by commodity-rich countries, such as Russia and South Africa, as they benefited from increased demand. This continued outperformance has resulted in Emerging Markets being the best performing sector over the last five and ten year periods.

Investment-grade fixed-income securities enjoyed solidly positive returns in 2010 despite underperforming high yield bonds. Improving economic growth, declining default rates, anticipation surrounding the second Federal Reserve quantitative easing (QE2) and improving investor sentiment all helped higher risk bonds outperform the broad bond market. The U.S. Treasury market initially rallied (prices improved and yields declined) in the fourth quarter of 2010 in anticipation of QE2 but then sold off following the announcement as many investors criticized the Fed action as being unnecessary, inflationary and damaging to the value of the U.S. dollar. The unanticipated tax cut agreement between the Obama administration and Congress in December also contributed to the year-end rally in risk assets and the sell-off in Treasuries.

Investment-grade bonds, as measured by the Barclays Capital U.S. Aggregate Index, returned a solid 6.54 percent for the year. The Credit Suisse First Boston High Yield Bond Index ended the year with a strong advance of 14.41 percent, illustrating investors’ continued demand for higher risk bonds.

Once again, we thank you for the privilege of serving your financial needs. For more information on how Penn Mutual can be of assistance, please contact your financial professional.

Sincerely,

Peter M. Sherman

Executive Vice President and Chief Investment Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

Penn Series Funds, Inc. Annual Report

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LIMITED MATURITY BOND FUND

The Penn Series Limited Maturity Bond Fund returned 3.71% for the twelve-month period ending December 31, 2010, compared to the 2.53% return for its benchmark, the Citigroup Treasury/Agency 1-5 years Bond Index.

In the spring of 2010, the Fund’s conservative, high-quality asset composition worked to the benefit of the portfolio as risk premiums rose throughout the second quarter and into the summer due to the developing European debt crisis, the BP oil-spill disaster in the Gulf of Mexico, and uncertainty over future U.S. regulatory reform of the financial services industry. Additionally, mixed economic headlines in the U.S. which included weaker housing market and consumer sentiment statistics as well as persistently high unemployment and mediocre job creation, produced increasing market conjecture regarding the possibility of a double-dip recession.

During the fourth quarter, risk asset sectors outperformed U.S. Treasuries when the Federal Reserve’s quantitative easing invoked inflationary fears in the market. As a result, the Fund’s late year performance lagged those of some peers who have traditionally maintained a much higher concentration in risk assets.

We anticipate the positive market tone early in the New Year may be short lived as investors analyze issues facing the markets. These issues include: the fragility of the U.S. economy; consumer sentiment in the face of continued housing market woes and high unemployment; rising inflationary fears in various emerging world economies; and the next chapter(s) of the European sovereign crisis, which could occur at any time. We believe these issues are likely to produce a meaningful market correction as we move forward in 2011. European sovereign concerns could once again invoke an investor flight to safety and a rally in U.S. Treasuries. Market volatility and higher risk premiums would create excellent investment opportunities for the conservatively positioned Fund. For the time being, however, we will selectively invest in attractive higher quality, relative value opportunities in U.S. Government Agency obligations, residential mortgage-backed securities (RMBS) and certain corporate bond offerings.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

An investment of $10,000 in the Limited Maturity Bond Fund on December 31, 2000 would have grown to $14,868. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Citigroup Treasury/Agency 1-5 yrs Bond Index, during the same period. A $10,000 investment in the Citigroup Treasury/Agency 1-5 yrs Bond Index on December 31, 2000 would have grown to $15,690.

Average Annual Total Returns1 as of 12/31/10

	1 Year	5 Year	10 Year
Limited Maturity Bond Fund	3.71%	4.06%	4.05%
Citigroup Treasury Agency 1-5 yr Bond Index	3.61%	4.73%	4.50%

Portfolio Composition as of 12/31/10

Percent of Total Investments[2]
U.S. Treasury Obligations	50.4%
Corporate bonds	28.2%
Agency Obligations	15.5%
Commercial Mortgage Backed	2.0%
Residential Mortgage Backed	1.8%
Asset backed	1.3%
Municipal Notes	0.8%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

QUALITY BOND FUND

The Penn Series Quality Bond Fund returned 6.06% for the twelve-month period ending December 31, 2010, compared to the 6.54% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index.

During the first half of 2010, results for the Fund exceeded those of its benchmark primarily due to the conservative composition of the portfolio, both on a sector allocation and a security selection basis. This composition featured an overweight in U.S. Treasuries and a credit underweight in bank and finance obligations and cyclical industrial credit sectors.

In the spring, corporate and other risk spreads moved sharply wider due to the developing European debt crisis, the BP oil-spill disaster in the Gulf of Mexico, and uncertainty over future U.S. regulatory reform of the financial services industry. Mixed economic headlines in the U.S. as well as high unemployment and poor job creation produced increasing market conjecture regarding the health, or lack thereof, of the economy. By May, we positioned the Fund’s duration long to its benchmark for an interim period to further benefit from the rally in rates as U.S. Treasuries were viewed as a “safe haven” by investors. Later in the year, Fund performance lagged as the financial markets rallied. For example, during the last three months of 2010, risk asset sectors outperformed duration-matched U.S. Treasuries as investor sentiment improved. This improving sentiment and the ongoing search for yield also resulted in lower quality and more cyclical risk assets outperforming those of their higher rated and more defensive counterparts.

Moving into 2011, we anticipate that investors will conclude that the markets have rallied too far too fast when they compare the contraction in risk premiums versus challenges and issues which continue to overhang the markets. Starting the year, we will look to buy attractively priced mid-to-high quality defensive sector corporate bonds, some cyclical names which offer good asset protection and residential mortgage-backed securities (RMBS) on a relative performance basis. As market conditions evolve, the degree of potential spread widening and incremental credit tiering will determine the market opportunities and investment strategy at that point in time. With the current positioning of the portfolio we will be able to use the potential increase in risk premiums for the benefit of the Fund.

We question the markets assumption of a self-sustaining recovery. We expect to see fiscal restraint from state and local governments and the potential for federal fiscal spending cuts with the new Congress. Expected home price declines further damage the average household’s balance sheet. In addition, rising food and energy costs will limit disposable income for spending. Private credit creation appears anemic, limiting a key source for spending.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

An investment of $10,000 in the Quality Bond Fund on December 31, 2000 would have grown to $17,262. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on December 31, 2000 would have grown to $17,633.

Average Annual Total Returns1 as of 12/31/10

	1 Year	5 Year	10 Year
Quality Bond Fund	6.06%	5.75%	5.61%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/10

Percent of Total Investments[2]
U.S. Treasury Obligations	47.1%
Residential Mortgage Backed	23.3%
Corporate Bonds	16.2%
Commercial Mortgage Backed	4.6%
Agency Obligations	4.5%
Municipal Bonds	2.3%
Asset Backed Securities	1.5%
Municipal Notes	0.5%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

HIGH YIELD BOND FUND

The Penn Series High Yield Bond Fund returned 14.17% for the twelve-month period ending December 31, 2010, compared to the 14.41% return for its benchmark, the CSFB High Yield Bond Index.

High yield bonds generated strong returns in 2010 after a remarkable recovery in 2009, which had been driven by capital appreciation. The environment for the high yield market remained favorable through much of 2010 as investors searched for income in a low interest rate environment. Despite bouts of risk aversion during the year, mostly as a result of European sovereign debt concerns, high yield bonds fared well. Strong corporate fundamentals, a declining default rate, and record supply that was easily absorbed by investors, provided solid underpinnings to an encouraging fundamental outlook. Increased confidence in the U.S. economic recovery also helped to drive recent performance.

Our out-of-benchmark common stock and convertible bond holdings aided relative performance amid the period’s equity market rally. Small investments in equity securities allowed us to benefit from the improving economic growth outlook for certain cyclical sectors, such as automotives, where the upside potential for bonds is somewhat limited following strong performance in 2010.

Credit selection was positive in broadcasting, partially due to an overweight position in Univision, a leading Spanish-language broadcasting company. The company has taken steps to enhance liquidity, and its new retransmission revenues have boosted cash flow. This issuer rallied following an announcement of a programming agreement and capital infusion from Televisa, a competing broadcasting firm.

The Fund also benefited from an overweight allocation to financials as well as credit selection within the sector. Credit selection was detrimental in gaming, partially due to our cautious positioning in the sector. For example, we currently favor secured bonds over subordinated debt within the gaming sector.

The high yield market experienced a default rate of less than 1% in 2010 — one of the lowest in the history of the asset class. Our investment team expects credit stress to be a non-factor in 2011 due to growing confidence that economic trends will improve significantly. We believe high yield credit spreads will tighten even further from December 2010 levels.

We remind our clients that spreads can tighten as a result of rising U.S. Treasury yields as well as capital appreciation in underlying bonds. We continue to see areas of opportunity, even after the outstanding results high yield bonds posted in 2009 and 2010. Basic bond math suggests that high yield returns will be more muted in 2011. Nevertheless, we view high yield bonds as one of the most attractive options in the fixed income landscape. As always, we are committed to the disciplined investment approach and long-term perspective that have helped us generate attractive risk-adjusted performance in past market cycles.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

An investment of $10,000 in the High Yield Bond Fund on December 31, 2000 would have grown to $22,497. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the CSFB High Yield Bond Index, during the same period. A $10,000 investment in the CSFB High Yield Bond Index on December 31, 2000 would have grown to $23,611.

Average Annual Total Returns1 as of 12/31/10

	1 Year	5 Year	10 Year
High Yield Bond Fund	14.17%	7.68%	8.44%
CSFB High Yield Bond Index	14.41%	8.14%	8.98%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/10

Percent of Total Investments[2]
Bonds
Credit quality – B rated	47.8%
Credit quality – BB rated	19.2%
Credit quality – BBB rated	5.8%
Credit quality – CCC rated	9.4%
Credit quality – below CCC rated	12.4%
Not rated	1.2%
Equity securities	4.2%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

FLEXIBLY MANAGED FUND

The Penn Series Flexibly Managed Fund returned 13.92% for the twelve-month period ending December 31, 2010, compared to its benchmarks the S&P 500 Index’s return of 15.06%.

U.S. equity indexes rose strongly in 2010 against a backdrop of healthy earnings, fortified balance sheets, and low corporate borrowing costs. Stocks produced robust returns through late April but fell sharply through early July due in part to a European debt crisis centered in Greece and a slowing U.S. economic recovery. Equities rebounded briskly starting in late August as the economy showed signs of improvement and the Federal Reserve signaled that it would provide additional monetary stimulus.

U.S. bonds produced good returns in 2010 despite some weakness in the last few months of the year. For much of the year, U.S. Treasury yields declined and prices climbed as economic sluggishness, low inflation, and the European debt crisis prompted investors to seek the safe haven of U.S. government securities. High yield bonds significantly outperformed investment-grade issues as investors favored securities with a yield advantage in a low interest rate environment.

Our allocation to stocks has increased over the past year. Following their strong annual performance, we are seeing fewer compelling opportunities and remain slightly cautious on equities. We decreased our allocation to convertibles. We believe that convertibles are now generally fairly valued, though select names are appealing from a risk/reward standpoint. Our fixed income allocation has fallen over the past year. Since loan spreads have tightened and the risk-free rate is low, we have continued reducing our exposure to investment-grade debt, instead favoring high-recovery corporate sectors and leveraged loans.

On an absolute basis, the consumer discretionary, industrials and business services, financials, and information technology sectors were sizable contributors to performance. Cablevision, Danaher, Principal Financial Group, and IBM were among the stocks in these sectors that aided results.

Though only one sector detracted on an absolute basis, individual stocks, such as those in the diversified financial services industry, underperformed. During the fourth quarter, we eliminated Bank of America as we believe it faces long-term earnings uncertainty and a hostile legal and regulatory environment.

While we remain cautiously optimistic about the economic recovery, we believe the magnitude of equity market returns is likely to be more muted. Valuations have run up over the past year as good economic news has been priced into the market. We believe we have returned to a stock picker’s market, where identifying firms with good cash flows and the potential to increase dividends will play a large role in returns.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

An investment of $10,000 in the Flexibly Managed Fund on December 31, 2000 would have grown to $24,356. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2000 would have grown to $11,507.

Average Annual Total Returns1 as of 12/31/10

	1 Year	5 Year	10 Year
Flexibly Managed Fund	13.92%	5.66%	9.31%
S&P 500 Index	15.06%	2.29%	1.41%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/10

Percent of Total Investments[2]
Financials	15.1%
Corporate bonds	13.9%
Technology	13.8%
Consumer Staples	12.4%
Industrials	10.4%
Consumer Discretionary	10.2%
Health Care	9.3%
Energy	8.7%
Utilities	3.0%
Materials & Processing	2.1%
Telecommunications	1.8%
Preferred Stocks	0.1%
Options	–0.8%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

BALANCED FUND

The Penn Series Balanced Fund returned 11.69% for the twelve-month period ending December 31, 2010, compared to its benchmarks, the S&P 500 Index’s return of 15.06% and the Barclays Capital U.S. Aggregate Bond Index’s return of 6.54% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

An investment of $10,000 in the Balanced Fund on August 25, 2008 would have grown to $11,243. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the S&P 500 Index on August 25, 2008 would have grown to $10,274. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $11,704.

Average Annual Total Returns1 as of 12/31/10

	1 Year	Since Inception[2]
Balanced Fund	11.69%	5.11%
S&P 500 Index	15.06%	1.16%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.90%

Asset Allocation Target as of 12/31/10

Index 500	60.0%
Intermediate Bonds	40.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LARGE GROWTH STOCK FUND

The Penn Series Large Growth Stock Fund returned 16.79% for the twelve-month period ending December 31, 2010, compared to the 16.71% return for its benchmark, the Russell 1000 Growth Index.

Stock selection and sector weighting both contributed to relative outperformance versus the benchmark. Information technology, consumer discretionary, and health care sectors were the leading outperformers. Financials and energy sectors were primary detractors.

Cyclical sectors tended to outperform traditionally defensive ones, as the market showed signs of improvement. Consumer discretionary, industrials and business services, and materials were by far the top performers in the Russell 1000 Growth Index. The utilities sector was the worst performer for the index, with double-digit negative returns. Health care also underperformed the overall index.

Information technology was by far the leading outperformer, driven by stock selection. Apple was the top Fund contributor for the year, experiencing tremendous growth in all three major products (iPhones, iPods, Macs). The new iPad shows signs of making a significant impact on future earnings. The share price of Baidu, China’s dominant Internet search engine, more than doubled in the 12 months, as earnings continued to grow. The company benefited from the effective departure of rival Google from the China market earlier in the year and from productive migration to a new technology.

The consumer discretionary sector outperformed the benchmark on stock selection and a beneficial overweighting. Share prices of AutoZone, the largest U.S. auto parts retailer, continued to climb steadily as reports show Americans are keeping their cars longer, leading to higher demand for parts and maintenance. The company enhanced sales potential with improved customer Website interfaces. Luxury leather goods maker Coach benefited from increased earnings, sales, and profit margins. Marriott, the largest U.S. hotel chain, benefited from a rebound in travel after a sharp decline in 2009. The firm turned a profit in the third quarter and announced plans to increase the number of rooms, including a significant increase in Brazil, Latin America’s largest economy.

The health care sector relatively outperformed on a beneficial underweight to one of the worst performers in the index. The financials sector was by far the worst performer, due to stock selection. Results were largely driven by our positions in banks, including JP Morgan Chase. The group is facing stiff regulatory headwinds that are expected to depress earnings growth forecasts, and net interest margins are being squeezed by the low interest-rate environment. Investment banker Goldman Sachs suffered from its involvement in mortgage securities sales, and share prices dropped sharply after the U.S. Securities and Exchange Commission filed fraud charges against the company. We eliminated our position in the stock.

The energy sector underperformed primarily due to unfavorable underweighting. Shares of EOG Resources dropped on lower natural gas prices and the company cut production forecasts, and we sold the stock.

We are modestly positive on the equities market. Earnings and cash flow should improve, boosting investor confidence. We favor exposure to companies that can benefit from more robust growth in emerging markets. There is also a good chance for multiple expansion in U.S. equities, as cash sitting on the sidelines is reallocated back into stocks. U.S. equities seem attractively valued and corporate fundamentals appear very strong. The Fund is poised to capitalize on the improving market environment, with overweight investments in the information technology, consumer discretionary, and industrials and business services sectors.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison

An investment of $10,000 in the Large Growth Stock Fund on December 31, 2000 would have been worth $7,764. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2000 would have grown to $10,016.

Average Annual Total Returns1 as of 12/31/10

	1 Year	5 Year	10 Year
Large Growth Stock Fund	16.79%	3.66%	–2.50%
Russell 1000 Growth Index	16.71%	3.75%	0.02%

Portfolio Composition as of 12/31/10

Percent of Total Investments[2]
Technology	31.6%
Consumer Discretionary	19.0%
Industrials	15.7%
Energy	8.4%
Financials	7.5%
Health Care	6.1%
Materials & Processing	5.5%
Telecommunications	3.8%
Consumer Staples	2.4%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LARGE CAP GROWTH FUND

The Penn Series Large Cap Growth Fund returned 12.44% for the twelve-month period ending December 31, 2010, compared to the 16.71% return for its benchmark, the Russell 1000 Growth Index.

With the year 2010 now closed, investors with exposure to U.S. equities were generally rewarded with sizable gains. The year, although strong, was not without its challenges as investors had to deal with the May 6th “flash crash”, financial reform and continued concerns over the health of many European economies. On the other hand, the Federal Reserve continued to be active in the market with round two of Quantitative Easing effort initiated later in the year, and corporate earnings continued to post strong gains. At one point during the quarter the S&P 500 Index reached an important milestone, as it climbed back to levels not seen since the days before the Lehman Brothers collapse.

For 2010, small-cap stocks outpaced both mid and large caps stocks. Growth stocks outperformed value stocks across the market cap spectrum for the year as investors became more optimistic over the economic rebound and sought out companies with stronger earnings prospects. Within the Russell 1000 Growth Index, all nine economic sectors posted gains for the year, led by the producer durables and materials/processing sectors.

Both the Fund and the stock market capped 2010 with a strong finish, propelled by a strengthening global economy, robust earnings, and a growing bullish sentiment among investors. Within the Fund, strong security selection within the technology sector contributed to relative returns with F5 Networks Inc., Salesforce.com and Apple Inc. leading the way. The lead detractors from relative performance were the financial services and materials/processing sectors. Within financial services, exposure to financial conglomerates and investment managers such as Wells Fargo & Co. and BlackRock Inc. detracted. Within materials/processing, Freeport-McMoRan Copper & Gold Inc., Monsanto Co. and Rio Tinto were among the lead detractors.

As before, the Fund emphasizes three types of growth stocks. One, it holds classic growth stocks in industries such biotechnology and wireless communications that we think have high-return potential for fundamental reasons. Two, it holds stocks of companies gaining market share in their businesses. And three, it holds cyclical stocks in industries such as metals, heavy equipment, bioagriculture, retailing, and chemicals that historically have tended to do well as the economy improves.

Although the equity markets posted solid gains over the past year, we believe that the market can continue to march higher for several reasons. First, the market still appears cheap from a valuation standpoint. Second, earnings continue to exceed Wall Street’s expectations with the S&P 500 Index reporting seven straight quarters of positive earnings surprises. We expect this trend to continue through 2011. Third, the equity market should benefit from a continuation of corporate related mergers as companies seek ways to generate returns from their stockpiles of cash.

Independence Capital Management, Inc.

Investment Adviser

Turner Investment Partners

Investment Sub-Adviser

Cumulative Performance Comparison

An investment of $10,000 in the Large Cap Growth Fund on May 1, 2002 would have grown to $10,998. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on May 1, 2002 would have grown to $14,069.

Average Annual Total Returns1 as of 12/31/10

	1 Year	5 Year	Since Inception[2]
Large Cap Growth Fund	12.44%	–1.16%	1.10%
Russell 1000 Growth Index	16.71%	3.75%	4.02%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/10

Percent of Total Investments[3]
Technology	27.1%
Financials	14.3%
Energy	11.9%
Consumer Discretionary	10.4%
Healthcare	9.5%
Industrials	9.5%
Consumer Staples	7.0%
Materials & Processing	5.9%
Telecommunications	3.3%
Utilities	1.1%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was May 1, 2002.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LARGE CORE GROWTH FUND

The Penn Series Large Core Growth Fund returned 17.27% for the twelve-month period ending December 31, 2010, compared to the 16.71% return for its benchmark, the Russell 1000 Growth Index for the same time period.

Stocks in the areas of consumer discretionary and health care were the main contributors to the Fund. Holdings in information technology underperformed the benchmark for the year.

In the consumer discretionary sector, individual stock selection remains key to adding alpha in the auto and truck manufacturing industries. Ford Motor Co. was one of the top contributors to performance during the year appreciating nearly 68 percent. We have mentioned the company in previous reviews and the thesis remains the same: rebounding U.S. auto sales, an attractive product line-up, a strong slate of new models, and market share gains driving higher profitability. In addition, Ford has managed to perform well in this environment without filing for bankruptcy or tapping the federal government for aid. During the year, the company reported earnings which exceeded street expectations and validated many aspects of our thesis. Another strong contributor during the year was Daimler AG. Daimler, the manufacturer of Mercedes Benz as well as one of the largest truck manufacturers in the world, has two main growth drivers. The first is the emerging market consumers who are demanding more luxury vehicles. The second is Daimler’s pre-eminent position in emissions, technology and manufacturing of heavy duty trucks. In addition to worldwide Gross Domestic Product growth and infrastructure investment driving demand, a broad based replacement cycle provided a nice boost.

Positioning within the health care sector proved to be a key contributor to annual returns. Stock selection with a focus on life science tools and generic drug distribution benefitted the Fund. Agilent Technologies Inc. returned over 42% after reporting better than expected earnings with a new product cycle in life science tools driving robust growth. Talking to competitors increased our confidence in the overall trends in the business and the company’s positioning within its markets. The continued trend of generic drug utilization boosted margins for Express Scripts Inc. As a drug distribution company, margins improve as the mix shifts from branded to generic drugs. The company continues to leverage the integration of the company’s acquisition of NextRx through increasing penetration of mail order dispensing.

While we continue to see a number of strong secular growth stories among technology firms, security selection within the sector weighed on performance during the year. One of the largest detractors was Equinix Inc. Equinix is a leading operator of offsite data centers, a business we feel is uniquely positioned for significant long term growth as more companies outsource much of their IT infrastructure and move to a “cloud computing” environment. Early in the fourth quarter, however, Equinix announced that top line revenue would be modestly below expectations due primarily to customer conversion issues at Switch and Data, an acquisition made in April 2010. Despite the assurance that earnings would actually be better than previously forecast, the stock sold off sharply on news of the slight revenue miss. As is the case whenever a holding declines sharply, we re-assessed our thesis on Equinix and determined for the time being that these issues may be short lived and may not impact the company’s long-term growth potential. The market appeared to reach a similar conclusion as the stock recovered considerably from its low. Despite this rally, however, shares of Equinix were still down 23 percent for the year.

Independence Capital Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Cumulative Performance Comparison

An investment of $10,000 in the Large Core Growth Fund on August 25, 2008 would have been worth $9,808. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on August 25, 2008 would have grown to $10,782.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Average Annual Total Returns1 as of 12/31/10

	1 Year	Since Inception[2]
Large Core Growth Fund	17.27%	–0.82%
Russell 1000 Growth Index	16.71%	3.25%

Portfolio Composition as of 12/31/10

Percent of Total Investments[3]
Technology	28.3%
Consumer Discretionary	22.9%
Industrials	16.5%
Energy	10.0%
Healthcare	9.6%
Financials	6.7%
Telecommunications	2.2%
Materials	2.0%
Consumer Staples	1.8%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LARGE CAP VALUE FUND

The Penn Series Large Cap Value Fund returned 14.84% for the twelve-month period ending December 31, 2010, compared to the 15.51% return for its benchmark, the Russell 1000 Value Index.

Over the first few months of the reporting period, U.S. stocks generally continued to rally in response to an economic recovery that began early in 2009. Improving manufacturing activity and a rebound in corporate earnings helped bolster the confidence of consumers, businesses and investors, but the rebound proved more sluggish than most previous recoveries, due to stubbornly high unemployment and weakness in the housing market. Nonetheless, improving investor sentiment helped sustain a stock market rally through April 2010. However, the rally was led by smaller, more speculative stocks that had been severely beaten down during the financial crisis.

The investment climate changed significantly in May. A sovereign debt crisis arose in Europe, where Greece in particular struggled to finance its heavy debt load, focusing attention on the similar problems of European nations such as Ireland, Spain, Hungary and others. Although the International Monetary Fund and the European Union came to Greece’s aid, investors worried that other nations might succumb to the same fiscal pressures. Robust economic growth in China seemed to spark local inflationary pressures, and investors worried that remedial measures might choke off a major engine of the global recovery. Economic concerns also intensified in the United States, where employment gains remained modest, real estate markets continued to struggle and consumers were reluctant to spend. In addition, investors responded nervously to uncertainty surrounding financial reform legislation and a catastrophic oil spill in the Gulf of Mexico.

The largest areas of outperformance for the Fund were within the materials and consumer discretionary sectors, as a result of stronger relative stock selection. The bulk of the Fund’s outperformance in the materials sector stemmed from its exposure to the fertilizers and agricultural chemicals subsector, particularly Potash Corp. of Saskatchewan, Inc., one of the world’s largest fertilizer enterprises. Following two years of subpar global crop production, demand for fertilizer and crop nutrients escalated during the reporting period as countries sought to rebuild grain and animal-feed supplies. In the consumer discretionary sector, overweight positions in media companies Time Warner Cable, Inc. and Viacom, Inc.

produced strong results, as did an overweight position in Lear Corp., a supplier of automotive seat systems and electrical power management systems.

The Fund underperformed the Index primarily within the energy and information technology sectors. In the energy sector, the oil, gas and consumable fuels subsector was the greatest detractor from relative performance. Within this subsector, overweight positions in Apache Corp. and Consol Energy, Inc. were the greatest underperforming securities. Within the information technology sector, overweight positions in Motorola Solutions, Inc., Harris Corp. and Dell, Inc., which experienced declines during the period, were the primary detractors from results. We exited our positions in Motorola Solutions and Dell during the reporting period.

As of the end of the reporting period, the Fund had overweight positions in consumer discretionary, materials, industrials, health care and information technology, with underweight positions in financials, consumer staples, telecommunication services, energy and utilities.

Independence Capital Management, Inc.

Investment Adviser

OppenheimerFunds, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

An investment of $10,000 in the Large Cap Value Fund on December 31, 2000 would have grown to $12,850. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 2000 would have grown to $13,780.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Average Annual Total Returns1 as of 12/31/10

	1 Year	5 Year	10 Year
Large Cap Value Fund	14.84%	0.84%	2.54%
Russell 1000 Value Index	15.51%	1.28%	3.26%

Portfolio Composition as of 12/31/10

Percent of Total Investments[2]
Financials	23.6%
Health Care	14.3%
Energy	12.0%
Consumer Discretionary	11.1%
Industrials	11.0%
Technology	6.5%
Utilities	6.3%
Consumer Staples	6.1%
Materials & Processing	5.0%
Telecommunications	4.1%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LARGE CORE VALUE FUND

The Penn Series Large Core Value Fund returned 10.44% for the twelve-month period ending December 31, 2010, compared to the 15.51% return for its benchmark, the Russell 1000 Value Index for the same time period.

The year ended on a decidedly higher note, however, as equity investors seemed encouraged by the continued modest growth of the U.S. economy and by ongoing signs of improvements in corporate business fundamentals. Investment flows started to favor equities over bonds as longer-term interest rates began to rise toward year end.

The Fund’s bias toward larger-cap and higher-quality stocks continued to be an impediment to its relative performance during the year; however, the primary reasons for its underperformance were stock-specific in nature.

All 10 of the economic sectors that make up the Index had positive returns for the year and nine of the 10 sectors represented in the Fund had positive results. The sole exception was the health care sector, where a small loss within the Fund was driven by unproductive stock selection.

For the year, consumer discretionary, energy, and materials were the Index’s leading sector contributors, with the more defensive health care and utilities sectors trailing the pack.

As always, stock selection is the principal driver of returns for the Fund. For the year, weak stock selection in the energy, consumer discretionary, and information technology sectors weighed down relative results. In energy, exposure to select stocks impacted by the calamitous Gulf oil spill including Anadarko Petroleum, Halliburton, and Transocean, was a drag on performance.

Disappointing performance from consumer discretionary holdings Best Buy and Staples detracted. Within information technology, an overweight to Hewlett-Packard and exposure to out-of-benchmark holding MasterCard hurt results. Elsewhere, weakness in global pharmaceuticals company Abbott Laboratories also detracted.

A greater-than-benchmark exposure to the strong-performing materials sector along with favorable stock selection results in financials and industrials helped to partially offset relative losses. In Financials, an overweight in REIT AvalonBay Communities as well as not owning benchmark holding Berkshire Hathaway, which failed to keep pace during the year, contributed to performance. Within industrials, the Fund benefited by owning strong-performing Paccar and Union Pacific. Elsewhere, other top contributors included coal producer Peabody Energy, materials company Freeport-McMoRan Copper & Gold, and global restaurant operator McDonald’s.

2010 was an extremely difficult year for active value managers to exceed benchmark returns. However, we believe the environment for stock picking is beginning to change. Equity correlations hit historical highs in 2010, close to three standard deviations above the historical mean. Stock correlations then fell sharply at the beginning of the fourth quarter. The decline suggests fundamental drivers of stock returns may be gaining attention and that dispersion among equities should only increase going forward, which may be a good signs for stock pickers.

In any environment, management remains committed to investing in companies we feel have strong business franchises and attractive growth prospects. We intend to maintain our discipline of investing in such companies only when they are available at what we regard as discounted valuations versus the broad market averages and our analysts’ estimates of fair market value. We believe our research-driven investment process, steadfast focus on risk management and commitment to a long-term investment perspective may serve clients well as we strive to meet your investment needs in 2011 and beyond.

Independence Capital Management, Inc.

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Cumulative Performance Comparison

An investment of $10,000 in the Large Core Value Fund on August 25, 2008 would have been worth $9,407. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on August 25, 2008 would have been worth $9,996.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Average Annual Total Returns1 as of 12/31/10

	1 Year	Since Inception[2]
Large Core Value Fund	10.44%	–2.57%
Russell 1000 Value Index	15.51%	–0.02%

Portfolio Composition as of 12/31/10

Percent of Total Investments[3]
Financials	26.2%
Energy	14.3%
Healthcare	12.4%
Industrials	9.9%
Consumer Staples	9.2%
Consumer Discretionary	7.7%
Technology	7.5%
Materials	4.7%
Utilities	4.7%
Telecommunications	3.4%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

INDEX 500 FUND

The Penn Series Index 500 Fund returned 14.77% for the twelve-month period ending December 31, 2010, compared to the 15.06% return for its benchmark, the S&P 500 Index.

Apart from a temporary inversion that took hold during November, U.S. share prices enjoyed a steady and largely unperturbed advance in the fourth quarter. The hesitant interlude unfolded after the formal announcement of renewed quantitative easing sparked a burst of giddiness among buyers, leaving sentiment vulnerable to fresh weakness from Europe as sovereign risk in Ireland repriced dramatically. In the first few days of December, however, the extension of liquidity measures in the eurozone and a strong U.S. report on retail sales got equity averages back on track.

The December prosperity spread evenly among investment styles, allowing U.S. equity averages across the board to finish the year in fine fettle and achieve double-digit gains for the fourth quarter as a whole. For the full fourth quarter, however, the mid-tier and smaller stocks were notable outperformers, capping off a strong year with double-digit gains. The S&P 500 Index finished 2010 with a respectable 15.1% return, but with investors focused on the most aggressive ways to gain exposure to economic improvement, the largest stocks wound up doing barely half as well as their smaller brethren over the course of 2010.

All ten sectors in the S&P 500 Index scored positive returns in December, in the fourth quarter, and for 2010 as a whole. But as economic prospects improved late in the year, defensive sectors became more conspicuous laggards. The consumer staples, utilities, and healthcare groups all finished behind the S&P 500 Index for December as well as for the full fourth quarter. The latter two sectors were the only ones to finish 2010 with single-digit returns, with the 2.9% appreciation in the healthcare group representing the weakest performance of the year.

The top sector for the year was consumer discretionary, which rode strength in auto-related stocks and apparel names to an annual gain of 27.7%. Even though consumer sentiment measures stayed fairly tame through 2010, American spending patterns proved remarkably resilient. Only in December did the performance of discretionary stocks show the least signs of tiring, as investors seemed to look for alternative plays on recovery. Much of the new attention landed on the financial sector, which topped all others in December by surging 10.7% on the month. That was good enough to give the financials double-digit gains for the fourth quarter and the full year as well, but their mid-year weakness prevented them from outperforming the S&P 500 Index over the whole of 2010.

The energy, materials, and industrial sectors also outperformed for December and the fourth quarter, but with less trauma during the summer, each of these cyclical groups ended 2010 with annual returns north of 20%. Information technology was a mild disappointment, lagging the S&P 500 Index slightly in the latest month and quarter, and outperforming only utilities and healthcare for the whole of 2010. Despite a delicious performance from hardware giant Apple, the technology group was held back by several former stalwarts. Shares of Microsoft, Google, and Cisco each ended 2010 lower than where they had closed out 2009.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

An investment of $10,000 in the Index 500 Fund on December 31, 2000 would have grown to $11,373. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2000 would have grown to $11,507.

Average Annual Total Returns1 as of 12/31/10

	1 Year	5 Year	10 Year
Index 500 Fund	14.77%	2.33%	1.30%
S&P 500 Index	15.06%	2.29%	1.41%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/10

Percent of Total Investments[2]
Technology	19.6%
Financials	15.9%
Energy	11.9%
Healthcare	10.8%
Industrials	10.8%
Consumer Discretionary	10.6%
Consumer Staples	10.5%
Materials & Processing	3.5%
Utilities	3.3%
Telecommunications	3.1%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MID CAP GROWTH FUND

The Penn Series Mid Cap Growth Fund returned 26.84% for the twelve-month period ending December 31, 2010, compared to the 26.38% return for its benchmark, the Russell Midcap Growth Index.

With the year 2010 now closed, investors with exposure to U.S. equities were generally rewarded with sizable gains. The S&P 500 Index traded up 10.8% for the quarter, and finished the year with a healthy gain of 15.1%. This is the Index’s second yearly gain in a row and its fourth over the past five years. The year, although strong, was not without its challenges as investors had to deal with the May 6th “flash crash”, financial reform and continued concerns over the health of many European economies. On the other hand, the Federal Reserve continued to be active in the market with round two of Quantitative Easing effort initiated later in the year, and corporate earnings continued to post strong gains. At one point during the quarter the S&P 500 Index reached an important milestone, as it climbed back to levels not seen since the days before the Lehman Brothers collapse.

For 2010, small-cap stocks outpaced both mid and large caps stocks. A review of the Russell Indices reveals that growth stocks outperformed value stocks across the market cap spectrum for the year as investors became more optimistic over the economic rebound and sought out companies with stronger earnings prospects. With improving economic conditions and a favorable backdrop for companies looking to grow their earnings, the performance of the Penn Series Mid Cap Growth Fund was strong on an absolute and relative basis, outpacing the Russell Midcap Growth Index. Six of the nine sectors in the Fund outperformed the benchmark with outperformance largely attributed to strength in the technology sector due to good stock selection.

The technology and materials/processing sectors contributed the most to relative gains while the health care and consumer discretionary sectors were the lead detractors. A sustained pick-up in corporate spending aided the technology sector as our holdings in F5 Networks Inc., Salesforce.com Inc. and Cypress Semiconductor Corp. generated strong double digit returns. Within materials/processing, the coal and metals/minerals industries led the way. Health care was among the worst performing sectors as unanswered health care reform questions continued to linger over the industry. Within consumer discretionary, specialty stores, apparel/footwear retail and restaurants detracted.

As before, the Fund emphasizes three types of growth stocks. One, it holds classic growth stocks in industries such biotechnology and wireless communications that we think have high-return potential for fundamental reasons. Two, it holds stocks of companies gaining market share in their businesses. And three, it holds cyclical stocks in industries such as metals, heavy equipment, bioagriculture, retailing, and chemicals that historically have tended to do well as the economy improves.

Although the equity markets posted solid gains over the past year, we believe that the market can continue to march higher for several reasons. First, the market still appears cheap from a valuation standpoint. Second, earnings continue to exceed Wall Street’s expectations with the S&P 500 Index reporting seven straight quarters of positive earnings surprises. We expect this trend to continue through 2011. Third, the equity market should benefit from a continuation of corporate related mergers as companies seek ways to generate returns from their stockpiles of cash.

Independence Capital Management, Inc.

Investment Adviser

Turner Investment Partners

Investment Sub-Adviser

Cumulative Performance Comparison

An investment of $10,000 in the Mid Cap Growth Fund on December 31, 2000 would have grown to $11,611. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell MidCap Growth Index, during the same period. A $10,000 investment in the Russell MidCap Growth Index on December 31, 2000 would have grown to $13,593.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Average Annual Total Returns1 as of 12/31/10

	1 Year	5 Year	10 Year
Mid Cap Growth Fund	26.84%	5.08%	1.51%
Russell MidCap Growth Index	26.38%	4.88%	3.12%

Portfolio Composition as of 12/31/10

Percent of Total Investments[2]
Technology	28.8%
Consumer Discretionary	18.0%
Healthcare	11.1%
Industrials	11.0%
Financials	9.4%
Materials & Processing	8.2%
Energy	6.7%
Consumer Staples	3.9%
Telecommunications	2.3%
Utilities	0.6%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MID CAP VALUE FUND

The Penn Series Mid Cap Value Fund returned 25.77% for the twelve-month period ending December 31, 2010, compared to the 24.75% return for its benchmark, the Russell Midcap Value Index.

Despite the lackluster U.S. recovery, the still soft labor and housing markets, and a European debt crisis that threatened global economic growth, 2010 was a good year for mid-cap value stocks. All ten Russell Midcap Value Index sectors posted gains, with six of the ten sectors rising by more than 25%. Telecommunications sector stocks were the strongest performers, followed by energy, consumer discretionary, industrials, and materials.

Stocks enjoyed a particularly strong fourth quarter due to the stabilization of European debt markets, the Federal Reserve’s continued commitment to quantitative easing (which diminished fears of a double dip recession), positive Institute for Supply Management’s(ISM) manufacturing data, private payroll growth, and a change in the balance of power in Washington that eased concerns of further restrictive government regulation.

In 2010, the Fund had superior performance in five of the nine sectors in which it was invested. Stock selection was responsible for more than 100% of the Fund’s outperformance relative to the benchmark index (sector allocation was a negative). Industrials sector investments made the largest contribution to relative returns, followed by holdings in the consumer staples, and consumer discretionary sectors. The especially strong stock performance of our industrials and consumer staples holdings was largely responsible for superior performance. An overweight in consumer discretionary, the Index’s third best performing sector complimented positive stock selection.

Our energy investments detracted from relative returns. The performance shortfall in energy was primarily the result of our bias toward natural gas producers, which underperformed oil oriented producers and oil services firms. The Fund was overweight the health care sector and our holdings lagged. Our total lack of exposure in telecommunications, the benchmark’s top performing sector also penalized relative returns.

While equities have enjoyed a good year and a good fourth quarter, many investors remain risk averse, preferring the shelter of U.S. Treasury securities and corporate bonds to stocks. Consequently, relative to bonds, equities are still quite attractively valued. The Federal Reserve’s ongoing commitment to quantitative easing has given investors confidence that a double-dip recession is unlikely and the most recent economic data points to slowly improving economic conditions. The recent back up of 10-year U.S. Treasury Bond yields may be foreshadowing greater investor participation in the equities market, perhaps providing a tailwind for stocks.

Of course, there are no guarantees that the economy will continue to improve or that equities will continue to advance in 2011. However, we believe our portfolio companies remain undervalued based on normalized earnings and that our strategy of buying high quality companies at low multiples to normalized earnings will pay off if the economy continues to recover and provide downside protection should it falter.

Independence Capital Management, Inc.

Investment Adviser

Neuberger Berman Management

Investment Sub-Adviser

Cumulative Performance Comparison

An investment of $10,000 in the Mid Cap Value Fund on December 31, 2000 would have grown to $18,718. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell MidCap Value Index, during the same period. A $10,000 investment in the Russell MidCap Value Index on December 31, 2000 would have grown to $21,730.

Average Annual Total Returns1 as of 12/31/10

	1 Year	5 Year	10 Year
Mid Cap Value Fund	25.77%	2.42%	6.47%
Russell MidCap Value Index	24.75%	4.08%	8.07%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/10

Percent of Total Investments[2]
Financials	25.9%
Consumer Discretionary	16.1%
Energy	13.9%
Industrials	12.7%
Health Care	8.6%
Utilities	8.3%
Technology	6.6%
Materials & Processing	5.0%
Consumer Staples	2.9%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MID CORE VALUE FUND

The Penn Series Mid Core Value Fund returned 25.44% for the twelve-month period ending December 31, 2010, compared to the 24.75% return for its benchmark, the Russell Midcap Value Index.

During the twelve month period, positive stock selection within the industrials sector was the largest contributor to relative performance. Shares of Wabco Holdings Inc., a commercial vehicle components manufacturer, benefited from a recovery in European truck production, as well as higher sales and profits in emerging markets. Eaton Corp., a maker of fluid power systems and vehicle transmissions, saw its shares rise on better than expected earnings driven by its rapidly recovering end markets. Positive stock selection within the information technology sector also aided relative performance.

The largest relative detractor during the twelve month period was poor stock selection within the strong performing energy sector. Shares of natural gas companies EQT Corp. and Williams Companies, Inc. lagged the overall energy sector due to depressed natural gas prices and commodity-price weakness. A large overweight within the lackluster health care sector also hampered performance.

We continue to seek out high-quality companies that we believe have positive fundamental changes in this healing economic environment. Health care remains the largest overweight, with a focus on companies that we believe would benefit from the stronger economic environment; however, we reduced the Fund’s exposure from the level twelve months ago following taking profits in health care providers and services due to valuation.

Information technology continues to be an overweight, particularly within the IT services and software segments. We remain underweight within the financials sector, although we have added exposure to commercial banks and capital markets. The utilities sector remains a significant underweight, and we have minimal representation in the consumer staples industry, as we continue to have difficulty finding names that meet our investment criteria.

Independence Capital Management, Inc.

Investment Adviser

Lord, Abbett & Co.

Investment Sub-Adviser

Cumulative Performance Comparison

An investment of $10,000 in the Mid Core Value Fund on May 1, 2002 would have grown to $15,773. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell MidCap Value Index, during the same period. A $10,000 investment in the Russell MidCap Value Index on May 1, 2002 would have grown to $19,696.

Average Annual Total Returns1 as of 12/31/10

	1 Year	5 Year	Since Inception[2]
Mid Core Value Fund	25.44%	1.80%	5.40%
Russell MidCap Value Index	24.75%	4.08%	8.13%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/10

Percent of Total Investments[3]
Financials	21.4%
Industrials	14.0%
Consumer Discretionary	13.3%
Energy	13.3%
Health Care	11.7%
Materials & Processing	11.0%
Technology	9.0%
Utilities	3.0%
Consumer Staples	1.7%
Telecommunications	1.6%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was May 1, 2002.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

SMID CAP GROWTH FUND

The Penn Series SMID Cap Growth Fund returned 24.85% for the twelve-month period ending December 31, 2010, compared to the 28.86% return for its benchmark, the Russell 2500 Growth Index for the same time period.

Leading contributors to the Fund’s relative performance were found in the health care and telecommunication service sectors. The primary detractor from performance was adverse stock selection in multiple sectors, including information technology and consumer discretionary.

In health care, the Fund’s holdings outperformed due to exceptional stock selection and an underweight position relative to the index. Excess returns in our positions in the health care sector were driven by solid quarterly results. That group included ev3 Inc., an endovascular device company; OSI Pharmaceuticals, a pharmaceutical company that specializes in the discovery and development of molecular targeted therapies; and Valeant Pharmaceuticals International, another specialty pharmaceutical company.

Telecommunication stocks outperformed the benchmark significantly and an overweight position helped relative returns. NII Holdings, an operator of Nextel-branded wireless services in Latin America, was a leading contributor to the fund’s performance this year. In October, NII Holdings and Televisa walked away from their strategic partnership, and some investors became concerned about the financing costs of additional spectrum in Mexico as a result. We added to our position on these concerns because we believed that the financing issues were well defined, and later in the year, the spectrum costs were actually much lower than expectations. Operationally, the company continued to post strong subscriber growth, and we think the market dynamics offer superb growth opportunities for NII Holdings. MetroPCS Communications, a local wireless company, was another positive stock for the Fund as subscriber growth exceeded expectations. We think their sales channel strategy and their new price plan is taking market share.

Consumer discretionary was the strongest contributor, yet underperformed the benchmark for the period. We found attractive buying opportunities and increased the Fund’s weighting in the sector. Overall, investors were pleasantly surprised by the strength in the macroeconomic reports at the beginning of 2010, and earnings multiples expanded in consumer stocks. Polaris Industries, a manufacturer of off-road recreational vehicles, was a leading contributor to performance in the Fund. On the other side of the spectrum,

Scientific Games, a global supplier of products and services to lotteries, was a leading detractor from performance for the year.

The information technology sector posted good absolute performance, but stocks lagged the index for the year. During the year, Dell Inc. and Hewlett-Packard Co. started a bidding war for 3Par Inc., which sparked merger and acquisition (M&A) fever among investors in the storage sector. As a result of this M&A clamor, the sector experienced relatively strong performance as most of the stock prices in the industry pushed higher. Given our valuation discipline, we felt the companies were a bit overpriced at the beginning of the process and were under-owned in the sector.

Looking specifically at stocks in the Fund, the largest detractor was Teletech Holdings, a business outsourcing services provider. The Fund did have several positive contributors, and good stocks following solid earnings releases included Microsemi Corporation, an analog semiconductor company, Gartner Incorporated, an information technology research and advisory company, and Wright Express, a payment processing products and services provider. We significantly reduced our position in Gartner following its earnings release on share price appreciation.

Independence Capital Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison

An investment of $10,000 in the SMID Cap Growth Fund on August 25, 2008 would have grown to $12,510. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Growth Index, during the same period. A $10,000 investment in the Russell 2500 Growth Index on August 25, 2008 would have grown to $11,433.

Average Annual Total Returns1 as of 12/31/10

	1 Year	Since Inception[2]
SMID Cap Growth Fund	24.85%	9.98%
Russell 2500 Growth Index	28.86%	5.85%

Portfolio Composition as of 12/31/10

Percent of Total Investments[3]
Consumer Discretionary	27.4%
Technology	23.3%
Industrials	21.3%
Healthcare	13.4%
Telecommunications	7.1%
Financials	3.3%
Energy	2.6%
Materials	1.6%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

SMID CAP VALUE FUND

The Penn Series SMID Cap Value Fund returned 26.87% for the twelve-month period ending December 31, 2010, compared to the 24.82% return for its benchmark, the Russell 2500 Value Index for the same time period.

Equity markets ended 2010 strongly as investor confidence improved due to strengthening economic data, robust corporate earnings growth and the anticipation of the extension of the Bush era tax cuts. Within the Russell 2500 Value Index, every sector generated a positive return for the year. The capital equipment, energy and consumer cyclicals sectors rose the most. Construction/housing and utilities were the laggards during the year.

Within the Fund, overall stock selection was positive. Strong stock selection and an overweight position in consumer cyclicals was the leading contributor. Stock selection in the energy and capital equipment sectors, and underweighting the lagging utilities sector also contributed to performance. The Fund’s positive performance is due to its selection of holdings which benefited from the economic recovery and corporate restructuring efforts—and because of a rotation to attractively valued, higher-quality stocks.

The factors which detracted the most from performance were stock selection in the technology and construction/housing sectors.

The top three top performing stocks were Mariner Energy, TRW Automotive and AnnTaylor Stores. The worst performing stocks were Dean Foods, Patriot Coal and Office Depot. Equity markets globally have rallied and U.S. markets have retraced much of the deep losses incurred in the credit crisis of 2007 and 2008. Yet stock markets remain reasonably valued versus their own history, and very attractive versus the fixed-income alternative. U.S. smaller-cap stocks are somewhat higher priced than U.S. large caps, but their valuation premium isn’t excessive in our view, because smaller-cap firms are stronger than usual. They have cut costs more than large-caps in the slump, and offer greater leverage to economic growth. Thus, we believe small caps remain appealing as valuation spreads are good and fundamentals are very strong.

Independence Capital Management, Inc.

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Cumulative Performance Comparison

An investment of $10,000 in the SMID Cap Value Fund on August 25, 2008 would have grown to $12,627. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Value Index, during the same period. A $10,000 investment in the Russell 2500 Value Index on August 25, 2008 would have grown to $11,267.

Average Annual Total Returns1 as of 12/31/10

	1 Year	Since Inception[2]
SMID Cap Value Fund	26.87%	10.42%
Russell 2500 Value Index	24.82%	5.20%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/10

Percent of Total Investments[3]
Financials	26.3%
Consumer Discretionary	17.1%
Industrials	13.2%
Utilities	9.6%
Energy	8.1%
Materials	7.4%
Technology	7.1%
Healthcare	6.3%
Consumer Staples	4.9%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

SMALL CAP GROWTH FUND

The Penn Series Small Cap Growth Fund returned 19.13% for the twelve-month period ending December 31, 2010, compared to the 29.09% return for its benchmark, the Russell 2000 Growth Index.

The Fund underperformed due to poor stock selection, broadly across sectors, concentrated in many of our larger portfolio holdings, which experienced uncorrelated though concurrent company specific tribulations over the back half of the year. From a sector viewpoint, relative stock selection across energy, technology, and industrials was the biggest detractors from performance. Our area of strongest positive contribution during the year was in the consumer discretionary sector.

Of the bottom five performing stocks on a relative contribution basis, three were natural gas exploration and production companies, Comstock Resources, Petrohawk Energy and Quicksilver Resources. While those companies executed extremely well at the micro level, the overhang of extended low natural gas prices was too much to overcome. Additionally, one of our largest positions through the first 11 months of the year, Aegean Marine Petroleum Network, was another large detractor. This company has what are essentially floating gas stations that fill up ships that are too large to come into a port. After reporting two consecutive quarters of margin compression due to competitive concerns and falling marine fuel prices, we sold the position. A pharmaceuticals company, AMAG Pharmaceuticals, which we held a large position in, saw its primary drug appear on an FDA website, citing safety concerns. We sold the position due to a lack of confidence on the future profitability of the company.

On the positive side MGIC Investment Corporation, a mortgage insurance company, was our top relative contributor for the year. It saw stabilization in the housing market and was able to capture market share after many of its competitors exited the space during the housing crisis. Our second largest contributor was Life Time Fitness, a national chain of fitness centers. The increased focus on healthy living by U.S. consumers provided a strong tailwind to growth for this company.

Companies continue to remain cautious on hiring and inventories, trends that we continue to monitor closely. We are cautious on the valuation multiples placed on many of the market’s leading performers, and we expect to see a shift back to fundamentals as the primary vehicle for security valuation. Across several sectors, we are seeing strong secular trends that we believe will provide a tailwind to growth. We are optimistic about the growth of emerging technology platforms in digital finance and we believe that a rising global standard of living will have far reaching effects on several stocks in the Fund.

From a Fund positioning standpoint, we remain overweight energy and industrials, and we are underweight health care and consumer issues. In the energy sector, we continue to have strong conviction in our natural gas holdings and believe that the market will begin to recognize their strength in the same way many strategic long term oriented investors have joined us with this viewpoint. In health care, the continued regulatory overhang causes uncertainty in the future profitability for several stocks in the sector; however the vastness of the space continues to provide us with strong company specific investment opportunities.

Independence Capital Management, Inc.

Investment Adviser

Allianz Global Investors Capital

Investment Sub-Adviser

Cumulative Performance Comparison

An investment of $10,000 in the Small Cap Growth Fund on December 31, 2000 would have been worth $8,404. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Growth Index, during the same period. A $10,000 investment in the Russell 2000 Growth Index on December 31, 2000 would have grown to $14,492.

Average Annual Total Returns1 as of 12/31/10

	1 Year	5 Year	10 Year
Small Cap Growth Fund	19.13%	0.09%	–1.72%
Russell 2000 Growth Index	29.09%	5.30%	3.78%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/10

Percent of Total Investments[2]
Technology	25.6%
Industrials	23.0%
Healthcare	16.1%
Consumer Discretionary	12.2%
Energy	12.1%
Financials	5.7%
Materials & Processing	4.4%
Consumer Staples	0.9%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

SMALL CAP VALUE FUND

The Penn Series Small Cap Value Fund returned 26.74% for the twelve-month period ending December 31, 2010, compared to the 24.50% return for its benchmark, the Russell 2000 Value Index.

For the year, stock selection in the consumer discretionary, and information technology sectors contributed positively to performance, whereas stock selection in the industrials and financials sectors detracted from returns.

For the period, stock selection within the consumer discretionary sector was the top contributor to returns driven by our position in Fossil Inc. Fossil’s shares rose as there was increasing acceptance amongst investors that the currently small business has the potential to become a large global brand. Going forward we believe the company should benefit from accelerating revenue growth, a strong balance sheet, and shareholder friendly management focused on buying back shares. Our stock selection in the information technology sector also contributed positively to performance, largely due to our position in ADC Telecommunications Inc. During the third quarter, Tyco Electronics announced that it would acquire ADC at a significant premium and we exited the position shortly after.

For the period, the bottom performing sector in the Fund was industrials driven by our position in Aegean Marine Petroleum Network Inc., a marine fuel logistics company that supplies and markets refined marine fuel & lubricants to ships in port and at sea. The company experienced an earnings miss due to excess capacity issues, and decreasing oil prices pressured margins. We are monitoring this position due to these recent headwinds, but believe this stock is trading at an attractive valuation and has significant upside potential as the company begins to utilize its capacity.

Stock selection in financials also detracted from returns driven by our holding in the Office REIT Parkway Properties Inc. Shares of the company were negatively impacted by a dividend cut enacted in order to deploy capital towards tenant improvements. However, we believe that this action should produce long-term benefits and maintain conviction in the stock despite the recent weakness.

During the period, we added to select energy names levered to a continued recovery in oil prices. One such example is Oil States International Inc., a diversified solutions provider for the oil and gas industry and a name that we have owned in the past. We initiated the position in Oil States because we believe that the stock should benefit from a positive outlook on the oil service industry and new regulatory environment. The company has very strong management and capital discipline, and we expect results to improve significantly with increased pricing and activity in the U.S. and Canadian oil service industry.

In health care, we initiated a position in ICON plc, a global provider of outsourced development services to the pharmaceutical, biotechnology and medical device industries. We believe that ICON is very attractively valued and a market leader. Long term, we expect outsourcing to continue as pharmaceutical companies look for more ways to contain and differentiate their cost structure.

The Fund benefitted from a number of take outs during the fourth quarter, and we took advantage of the subsequent boost in stock price to realize gains and redeploy capital into securities with more upside potential. In energy, we sold out of our position in Atlas Energy after the announcement in the quarter that Chevron Corp. would acquire Atlas for a sizable premium. Similarly, in consumer discretionary, we exited our position in Jo-Ann Stores, Inc., a specialty retailer of crafts and fabrics, after it was announced that the company had agreed to a buyout with Leonard Green & Partners LP for a significant premium.

Independence Capital Management, Inc.

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison

An investment of $10,000 in the Small Cap Value Fund on December 31, 2000 would have grown to $26,524. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Value Index, during the same period. A $10,000 investment in the Russell 2000 Value Index on December 31, 2000 would have grown to $22,443.

Average Annual Total Returns1 as of 12/31/10

	1 Year	5 Year	10 Year
Small Cap Value Fund	26.74%	5.44%	10.18%
Russell 2000 Value Index	24.50%	3.52%	8.42%

Portfolio Composition as of 12/31/10

Percent of Total Investments[2]
Financials	36.6%
Industrials	14.7%
Consumer Discretionary	10.2%
Technology	10.0%
Energy	7.4%
Utilities	6.2%
Materials	6.0%
Healthcare	5.3%
Consumer Staples	3.1%
Telecommunications	0.5%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

SMALL CAP INDEX FUND

The Penn Series Small Cap Index Fund returned 26.20% for the twelve-month period ending December 31, 2010, compared to the 26.85% return for its benchmark, the Russell 2000 Index for the same time period.

Apart from a temporary inversion that took hold during November, U.S. share prices enjoyed a steady and largely unperturbed advance in the fourth quarter. The hesitant interlude unfolded after the formal announcement of renewed quantitative easing sparked a burst of giddiness among buyers, leaving sentiment vulnerable to fresh weakness from Europe as sovereign risk in Ireland repriced dramatically. In the first few days of December, however, the extension of liquidity measures in the eurozone and a strong US report on retail sales got equity averages back on track. Drawing additional support from a deal between President Obama and congressional Republicans to keep taxes low, the S&P 500 Index proceeded to march steadily higher through the month, losing ground in only five out of 22 trading sessions. Moreover, the total decline for the five negative days in December was less than a percent. As a result, volatility measures dropped to their lowest levels since April, when peripheral European bond markets first became noticeably unruly.

The December prosperity spread evenly among investment styles, allowing US equity averages across the board to finish the year in fine fettle and achieve double-digit gains for the fourth quarter as a whole. The S&P Midcap 400 IndexTM tacked on 6.6% and the Russell 2000® Index of smaller stocks advanced 7.9%. For the full fourth quarter, however, the mid-tier and smaller stocks were notable outperformers, capping off a strong year with double-digit gains. The S&P Midcap 400 Index added 13.5% in the fourth quarter and scored an impressive 26.6% for the whole of 2010, while the Russell 2000 Index did 16.3% for the quarter and 26.9% for the full year. The S&P 500 Index finished 2010 with a respectable 15.1% return, but with investors focused on the most aggressive ways to gain exposure to economic improvement, the largest stocks wound up doing barely half as well as their smaller brethren over the course of 2010.

Thanks largely to a budding recovery in banking names and other financials, value-oriented benchmarks were outperformers in December. They still lagged growth styles for the full fourth quarter as well as for the year as a whole, but as investors began to look for cyclical plays that had not already benefited immensely from the fourth-quarter uptrend, value stocks finished 2010 with a much better tone. On the large cap side, the Russell 1000® Value Index gained 7.9% for December, against just 5.5% for the Russell 1000® Growth Index. But the Russell 1000 Growth Index retained an advantage of 130 basis points over the Value Index for the fourth quarter, and a margin of 120 basis points for the whole of 2010. The outperformance of growth remained somewhat more pronounced in the small cap arena. The Russell 2000® Value Index added 8.3% in December, only slightly ahead of the 7.5% gain turned in by the Russell 2000® Growth Index. Moreover, the Russell 2000 Growth Index still topped its value-oriented counterpart by 180 basis points in the fourth quarter and by 460 basis points over the course of 2010.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

An investment of $10,000 in the Small Cap Index Fund on August 25, 2008 would have grown to $11,150. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Index, during the same period. A $10,000 investment in the Russell 2000 Index on August 25, 2008 would have grown to $11,000.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Average Annual Total Returns1 as of 12/31/10

	1 Year	Since Inception[2]
Small Cap Index Fund	26.20%	4.73%
Russell 2000 Index	26.85%	4.14%

Portfolio Composition as of 12/31/10

Percent of Total Investments[3]
Financials	20.4%
Technology	18.6%
Industrials	16.0%
Consumer Discretionary	13.6%
Healthcare	12.3%
Energy	6.4%
Materials	5.7%
Utilities	3.1%
Consumer Staples	2.9%
Telecommunications	1.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

DEVELOPED INTERNATIONAL INDEX FUND

The Penn Series Developed International Index Fund returned 7.43% for the twelve-month period ending December 31, 2010, compared to the 8.21% return for its benchmark, the MSCI EAFE Index for the same time period.

Away from Greece, the year ended on a much happier note. The December prosperity for equities lifted nearly one third of the 22 country constituents of the MSCI EAFE Index to double-digit gains, and EAFE as a whole returned 8.21% for the month. Unfortunately, despite the December strength, the quarterly and annual figures still represent conspicuous underperformance relative to the U.S. and the emerging markets. The critical drag on the MSCI EAFE was the eurozone, where currency weakness and the need for fiscal restraint weighed heavily on equity performance.

The top markets in the Index during December were plays on healthy global recovery. MSCI Norway led the way with a 17.7% monthly return, while MSCI Austria was close behind with a 16.4% gain. Strength in energy and materials names boosted both countries. For the full fourth quarter, MSCI Norway advanced 11.9% and MSCI Austria climbed 11.7%, both close on the heels of the MSCI Japan leadership. The third-place performer in December was a surprising MSCI Ireland, which jumped 13.6% despite ongoing questions about longer-term government solvency. In Ireland, unlike Greece, bank equity has already shrunk to a minimal share of the benchmark, removing a financial drag on index performance. A strong December gain for materials firm CRH was therefore able to give MSCI Ireland a welcome boost. MSCI Spain actually had a much rougher end to the year, tumbling 8.7% in the fourth quarter to finish with an annual loss of 22.0%. Financing worries pushed yields on 10-year Spanish government bonds towards their highest levels since 2000. Also affected by the sovereign debt maelstrom were MSCI Portugal and MSCI Italy.

Showing admirable resistance to regional woes, a number of the larger countries in MSCI Europe turned in solid performances during the fourth quarter as well as for 2010 as a whole. MSCI Switzerland exhibited appropriately defensive behavior, appreciating only slightly in local currency terms in the latest three months. But huge demand for the stability of Swiss francs caused the currency to appreciate by more than 10% against the U.S. dollar during 2010, and MSCI Switzerland outperformed MSCI UK fared slightly less well, as the British pound stayed relatively weak during the year. But sterling performed better than the euro, even as the monetary independence of the UK gave equity investors greater confidence in British shares. MSCI UK lagged MSCI EAFE only mildly in the fourth quarter, and it finished the year ahead of the broad EAFE Index.

The true 2010 stars, however, were MSCI Sweden and MSCI Denmark. Each outperformed EAFE modestly in both December and the full fourth quarter, but their latest strength only contributed further to their huge 2010 returns. MSCI Sweden surged 33.8% for the full year, with the country’s large industrial firms pacing the gains. MSCI Denmark scored a 30.7% advance in 2010, boosted by shares in pharmaceutical and shipping firms.

Performance among EAFE sectors during the fourth quarter brought few surprises; defensive issues tended to lag the benchmark while those sectors with greater exposure to global recovery enjoyed outperformance. Happily, all sectors enjoyed positive returns for both December and the fourth quarter as a whole, but the consumer staples, healthcare, and utilities groups all finished well behind EAFE. The utilities were the weakest sector for the whole of 2010.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

An investment of $10,000 in the Developed International Index Fund on August 25, 2008 would have been worth $9,872. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on August 25, 2008 would have grown to $10,011.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Average Annual Total Returns1 as of 12/31/10

	1 Year	Since Inception[2]
Developed International Index Fund	7.43%	–0.54%
MSCI EAFE Index	8.21%	0.04%

Portfolio Composition as of 12/31/10

Percent of Total Investments[3]
Japan	22.3%
United Kingdom	18.7%
France	8.9%
Australia	8.8%
Switzerland	8.2%
Germany	8.1%
Netherlands	4.4%
Spain	3.4%
Sweden	3.3%
Hong Kong	2.9%
Italy	2.4%
Singapore	1.5%
Finland	1.1%
Denmark	1.1%
Israel	0.8%
Belgium	0.8%
Norway	0.7%
Luxembourg	0.5%
Ireland	0.5%
United States	0.3%
Austria	0.3%
Greece	0.2%
Portugal	0.2%
Bermuda	0.1%
Guernsey	0.1%
Mexico	0.1%
China	0.1%
Jersey	0.1%
New Zealand	0.1%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

INTERNATIONAL EQUITY FUND

The Penn Series International Equity Fund returned 11.08% for the twelve-month period ending December 31, 2010, compared to the 8.21% return for its benchmark, the MSCI EAFE Index.

Overall, it was a good year for global markets with investors realizing a second year of decent equity returns. During 2010, markets benefited from stabilization of the financials sector, general improvement in global economies, and massive monetary stimulus in the United States. In Europe, stronger economies continued to improve while weaker ones continued to languish, in general. Germany and Scandinavia saw gains in exports and capital goods; Greece embraced austerity measures; Ireland struggled for financial stability; and Spain’s housing market failed to rebound. In America, we saw stabilization and incremental improvement, although significant macroeconomic issues remain. Emerging countries and Asia continued to thrive during the fourth quarter, although strong capital inflows and rising inflation have caused larger emerging markets to initiate tightening measures.

The Fund’s holdings in India made the most significant contributions to relative performance during 2010. The weaker performance of Hindustan Unilever and Bharat Heavy Electricals was offset by the strong performance of HDFC Bank, Housing Development Finance Corp, and ITC.

The Fund’s only holding in Denmark was Novo Nordisk — one of the world’s leading makers of insulin, and a producer of insulin analogues, injection devices, and educational materials — which made a significant contribution to absolute and relative performance during the year.

The Fund’s out-of-index holdings in Brazil also performed well during 2010. Souza Cruz, Ambev, CETIP, and AES Tiete all made positive contributions to relative performance. Redecard was the weakest performer in the country over the full year. The Fund held a single position in Netherlands. Core Labs is an oil exploration and production company, and it delivered strong absolute and relative performance over the full year.

The Fund had less exposure to financials companies during 2010 than the index, which helped performance. In addition, the Fund’s out-of-index financials holdings, including HDFC Bank, and Housing Development Finance Corp. in India and CETIP in Brazil, made strong contributions to performance.

Consumer staples companies also made attractive contributions to performance over the full year. Phillip Morris International, Souza Cruz, British American Tobacco, and ITC made positive contributions to absolute and relative performance during the reporting period.

The Fund had significantly more exposure to health care companies than its benchmark, which helped performance during the year. Novo Nordisk was the top-performer in the sector. Essilor and Novartis also made positive contributions to absolute and relative performance.

The Fund’s currency forward contracts made positive contributions to relative performance during the year. At times we hedge currencies as a defensive measure to lower portfolio volatility and preserve capital in times of a rising base currency. However, it is not a significant portion of our investment process, and is generally not considered a source of added alpha.

Globally, economic and market performance in 2011 will depend on answers to key questions. Will recovery in western markets continue, and at what pace? If recovery continues at a decent pace, we may see attractive equity market returns. If recovery falters or slows, prospects for equity markets are not as bright. How quickly will emerging countries’ economies cool? If they cool too quickly, growth may slow sharply. If they cool too slowly, inflation may create issues and necessitate further tightening. We believe the companies in the Fund have the potential to deliver attractive performance in a variety of market conditions.

Independence Capital Management, Inc.

Investment Adviser

Vontobel Asset Management

Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison

An investment of $10,000 in the International Equity Fund on December 31, 2000 would have grown to $16,222. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on December 31, 2000 would have grown to $14,710.

Average Annual Total Returns1 as of 12/31/10

	1 Year	5 Year	10 Year
International Equity Fund	11.08%	4.44%	4.96%
MSCI EAFE Index	8.21%	2.94%	3.94%

Portfolio Composition as of 12/31/10

Percent of Total Investments[2]
United Kingdom	31.9%
India	13.0%
Switzerland	8.8%
Brazil	6.8%
Australia	6.2%
United States	5.7%
France	4.9%
Denmark	4.4%
Japan	4.0%
Canada	3.7%
Ireland	3.2%
Netherlands	2.6%
Germany	1.7%
Belgium	1.6%
Singapore	1.0%
China	0.5%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

EMERGING MARKETS EQUITY FUND

The Penn Series Emerging Markets Equity Fund returned 19.15% for the twelve-month period ending December 31, 2010, compared to the 19.20% return for its benchmark, the MSCI Emerging Markets Index for the same time period.

The main contributors to the Fund’s performance relative to the Index during the period included stock selection in India, Brazil, Korea and Egypt. Underweight allocations to China and Brazil also bolstered relative returns, as did overweight allocations to Thailand and Indonesia.

Detracting from relative gains, however, was stock selection in Taiwan, Mexico, China and Poland. Performance was further hampered by relative underweight positions in Chile and Malaysia and an overweight allocation to Egypt.

In 2010, we positioned the Fund seeking sources of stable growth in a global environment that we expected would be challenged by sluggish recoveries in much of the developed world, the widespread pulling back of many fiscal stimulus programs, and our concerns about both China’s asset price inflation and its slower economic growth in the future. We were overweight countries such as Indonesia, Poland, the Philippines and Egypt, where we expected domestic demand to remain robust, driven by a number of constructive factors — including low consumer leverage, healthy savings rates, steadily rising income on a per capita basis, and increasing access to credit linked to both accommodative monetary policy and reform benefiting consumers.

Toward the end of 2010, we began to decrease our overweight to financials generally as well as our overweight in Turkey and India. We increased our overweight in the Philippines and further decreased our underweight to China. We reduced our financials weighting in anticipation of negative market reaction to rising inflation and the risk of central bank tightening in certain countries. While still positive on Turkey’s strong gross domestic product (GDP), we trimmed our overweight on inflation concerns and the risk of central bank tightening, given historically low interest rates. While still positive on India’s endogenous economic growth, we decreased our overweight slightly on concerns about inflation, the widening trade deficit and the dependence on capital flows to fund the current account deficit.

We were overweight those countries benefiting from higher growth and improving consumption patterns. This included Indonesia, which has a robust domestic economy that showed positive momentum aided by a low cost of borrowing. The political environment remains positive with the majority-supported president committed to ongoing reforms and investment friendly initiatives. We were also overweight the Philippines, as we saw domestic confidence gain momentum, exports and overseas worker remittances remained strong, and help in transforming the current account deficit into surplus.

In Eastern Europe, we continued to focus on those countries with strong GDP growth, supported by such sustainable drivers as increasing investments, productivity gains and solid balance sheets. In Egypt we were encouraged that income per capita, while low, was rising steadily from a very low base, consumers have virtually no leverage and consumption is rising on both income and growing access to credit.

In Latin America, we remained underweight in Brazil, where we saw lofty valuations on domestic stocks, a likely deterioration in the outlook for commodities in the next 12 months and possible resumption of the interest rate hiking cycle. We were also underweight Chile where the post-earthquake economic recovery was sharp, partly due to significant policy support. However, monetary policy normalization has begun and earnings are likely to moderate over the next 12 months.

Independence Capital Management, Inc.

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison

An investment of $10,000 in the Emerging Markets Equity Fund on August 25, 2008 would have grown to $11,869. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI Emerging Markets Index, during the same period. A $10,000 investment in the MSCI Emerging Markets Index on August 25, 2008 would have grown to $12,335.

Average Annual Total Returns1 as of 12/31/10

	1 Year	Since Inception[2]
Emerging Markets Equity Fund	19.15%	7.55%
MSCI Emerging Markets Free Index	19.20%	10.89%

Portfolio Composition as of 12/31/10

Percent of Total Investments[3]
South Korea	12.5%
Brazil	12.0%
India	10.6%
China	8.8%
Taiwan	8.3%
South Africa	6.7%
Mexico	5.8%
Russia	4.9%
Hong Kong	4.4%
Indonesia	3.8%
Thailand	3.0%
Poland	2.8%
Turkey	2.6%
Phillippines	2.2%
Eqypt	2.0%
United States	1.7%
Malaysia	1.6%
United Kingdom	1.5%
Peru	1.2%
Czech Republic	0.9%
Portugal	0.7%
Lebanon	0.7%
Hungary	0.6%
Singapore	0.5%
Argentina	0.2%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

REIT FUND

The Penn Series REIT Fund returned 25.14% for the twelve-month period ending December 31, 2010, compared to the 29.12% return for its benchmark, the Wilshire U.S. Real Estate Securities Index.

While the absolute performance of the Fund was strong during 2010, it lagged the benchmark. The Fund has adhered to its “Growth at a Reasonable Price” philosophy. However, those were not the stocks which outperformed during the year. Smaller capitalization REITs generated strong performance. These smaller capitalization names generally had a higher risk profile meaning higher leverage and more volatile earnings. The Fund was positioned for a “Growth at a Reasonable Price” market.

Sector allocation for the year for the Fund was negative. Driving the negative allocation was overweighting the mixed sector (mixed companies own more than one property type, office/industrial). The mixed sector was the worst performing sector of the benchmark. Our overweight in the sector was driven by stock selection, instead of a strong desire to overweight the mixed sector. Digital Realty was one of the largest overweights in the Fund and in the mixed sector. Digital Realty owns data centers. The stock appears to have underperformed due to a market perception that the demand/supply conditions are shifting towards a potential supply issue. Remember, the demand for data center space is growing faster than supply.

Stock selection was also negative during the year, driven by the apartment, hotel and regional retail sectors. In the apartment sector, weak selection was driven by overweighting Home Properties and American Campus Communities. In the hotel sector, weak selection was driven by overweighting Sunstone Hotel Investors and not holding Hersha Hospitality Trust, the best performing security in the sector. In the regional retail sector, weak selection was driven by not holding CBL & Associates, the best performer in the sector.

The sector positions are largely being driven by real estate specific forecasts and stock selection. The mixed sector is the largest overweight driven by the strong underlying fundamentals in the space needs for biotech companies and data centers combined with the attractive valuation of the underlying companies. The largest underweight at the end of the year was in the industrial sector. Our underweight position was driven by high valuations for companies in the sector and the slow recovery in industrial fundamentals.

REITs should generate positive, though lower returns than in 2009 and 2010. There will be significant diversion in growth rates in cash flow across sectors. Those sectors with the shortest lease term, hotels and apartments, should see the strongest cash flow growth because the strong correlation to economic growth and cash flow. Sectors with longer lease duration, such as office, are seeing a bottoming in cash flows, but growth in cash flow is limited to a few markets. External growth will also drive earnings growth for the REIT sector. Health care REITs will likely have been one of the most active acquirers during 2010 which will help 2011 earnings.

Independence Capital Management, Inc.

Investment Adviser

Heitman Real Estate Securities

Investment Sub-Adviser

Cumulative Performance Comparison

An investment of $10,000 in the REIT Fund on May 1, 2002 would have grown to $20,021. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Wilshire Real Estate Securities. Index, during the same period. A $10,000 investment in the Wilshire Real Estate Securities Index on May 1, 2002 would have grown to $22,748.

Average Annual Total Returns1 as of 12/31/10

	1 Year	5 Year	Since Inception[2]
REIT Fund	25.14%	0.86%	8.33%
Wilshire U.S. Real Estate Securities Index	29.12%	2.32%	9.56%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/10

Percent of Total Investments[3]
Regional Malls	18.7%
Apartments	17.2%
Office Property	15.1%
Healthcare	12.6%
Diversified	9.5%
Hotels and Resorts	7.2%
Industrial	6.5%
Strip Centers	5.7%
Storage & Warehousing	5.2%
Building & Real Estate	2.3%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was May 1, 2002.
[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

AGGRESSIVE ALLOCATION FUND

The Penn Series Aggressive Allocation Fund returned 15.96% for the twelve-month period ending December 31, 2010, compared to its benchmarks, the Russell 3000 Index’s return of 16.93% and the Barclays Capital U.S. Aggregate Bond Index’s return of 6.54% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

An investment of $10,000 in the Aggressive Allocation Fund on August 25, 2008 would have grown to $10,559. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $10,445. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $11,704.

Average Annual Total Returns1 as of 12/31/10

	1 Year	Since Inception[2]
Aggressive Allocation Fund	15.96%	2.33%
Russell 3000 Index	16.93%	1.91%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.90%

Asset Allocation Target as of 12/31/10

International Stocks	21.0%
Large Cap Value Stocks	19.0%
Large Growth Stocks	16.0%
Mid Cap Value Stocks	8.0%
Emerging Markets	8.0%
Mid Cap Growth Stocks	7.0%
Small Cap Value Stocks	6.0%
Small Cap Growth Stocks	5.0%
REITs	5.0%
Intermediate Bonds	5.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MODERATELY AGGRESSIVE ALLOCATION FUND

The Penn Series Moderately Aggressive Allocation Fund returned 14.51% for the twelve-month period ending December 31, 2010, compared to its benchmarks, the Russell 3000 Index’s return of 16.93% and the Barclays Capital U.S. Aggregate Bond Index’s return of 6.54% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

An investment of $10,000 in the Moderately Aggressive Allocation Fund on August 25, 2008 would have grown to $11,357. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $10,445. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $11,704.

Average Annual Total Returns1 as of 12/31/10

	1 Year	Since Inception[2]
Moderately Aggressive Allocation Fund	14.51%	5.56%
Russell 3000 Index	16.93%	1.91%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.90%

Asset Allocation Target as of 12/31/10

Large Cap Value Stocks	17.0%
International Stocks	17.0%
Large Growth Stocks	13.0%
Intermediate Bonds	13.0%
Mid Cap Value Stocks	7.0%
Emerging Markets	7.0%
Mid Cap Growth Stocks	6.0%
Short Term Bonds	5.0%
Small Cap Value Stocks	5.0%
Small Cap Growth Stocks	4.0%
REITs	4.0%
High Yield Bonds	2.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MODERATE ALLOCATION FUND

The Penn Series Moderate Allocation Fund returned 12.24% for the twelve-month period ending December 31, 2010, compared to its benchmarks, the Russell 3000 Index’s return of 16.93% and the Barclays Capital U.S. Aggregate Bond Index’s return of 6.54% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

An investment of $10,000 in the Moderate Allocation Fund on August 25, 2008 would have grown to $10,994. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $10,445. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $11,704.

Average Annual Total Returns1 as of 12/31/10

	1 Year	Since Inception[2]
Moderate Allocation Fund	12.24%	4.10%
Russell 3000 Index	16.93%	1.91%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.90%

Asset Allocation Target as of 12/31/10

Intermediate Bonds	21.0%
Large Cap Value Stocks	13.0%
International Stocks	13.0%
Short Term Bonds	12.0%
Large Growth Stocks	10.0%
Mid Cap Value Stocks	5.0%
Emerging Markets	5.0%
Small Cap Value Stocks	4.0%
High Yield Bonds	4.0%
Mid Cap Growth Stocks	4.0%
Cash Equivalents	3.0%
Small Cap Growth Stocks	3.0%
REITs	3.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MODERATELY CONSERVATIVE ALLOCATION FUND

The Penn Series Moderately Conservative Allocation Fund returned 9.32% for the twelve-month period ending December 31, 2010, compared to its benchmarks, the Russell 3000 Index’s return of 16.93% and the Barclays Capital U.S. Aggregate Bond Index’s return of 6.54% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

An investment of $10,000 in the Moderately Conservative Allocation Fund on August 25, 2008 would have grown to $10,990. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $10,445. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $11,704.

Average Annual Total Returns1 as of 12/31/10

	1 Year	Since Inception[2]
Moderately Conservative Allocation Fund	9.32%	4.10%
Russell 3000 Index	16.93%	1.91%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.90%

Asset Allocation Target as of 12/31/10

Intermediate Bonds	29.0%
Short Term Bonds	20.0%
Large Cap Value Stocks	10.0%
International Stocks	9.0%
Large Growth Stocks	7.0%
High Yield Bonds	6.0%
Cash Equivalents	5.0%
Mid Cap Value Stocks	4.0%
Emerging Markets	2.0%
Mid Cap Growth Stocks	2.0%
REITs	2.0%
Small Cap Growth Stocks	2.0%
Small Cap Value Stocks	2.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

CONSERVATIVE ALLOCATION FUND

The Penn Series Conservative Allocation Fund returned 6.89% for the twelve-month period ending December 31, 2010, compared to its benchmarks, the Russell 3000 Index’s return of 16.93% and the Barclays Capital U.S. Aggregate Bond Index’s return of 6.54% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

An investment of $10,000 in the Conservative Allocation Fund on August 25, 2008 would have grown to $11,057. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $10,445. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $11,704.

Average Annual Total Returns1 as of 12/31/10

	1 Year	Since Inception[2]
Conservative Allocation	6.89%	4.36%
Russell 3000 Index	16.93%	1.91%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.90%

Asset Allocation Target as of 12/31/10

Intermediate Bonds	37.0%
Short Term Bonds	25.0%
Cash Equivalents	10.0%
High Yield Bonds	8.0%
Large Cap Value Stocks	7.0%
Large Growth Stocks	5.0%
International Stocks	5.0%
Mid Cap Value Stocks	2.0%
Mid Cap Growth Stocks	1.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning July 1, 2010 and held through December 31, 2010. The examples illustrate your fund’s costs in two ways:

•

Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•

Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case – because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated and will be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2010.

Disclosure of Fund Expenses

For the Period July 1, 2010 to December 31, 2010

Expense Table

	Beginning Value July 1, 2010	Ending Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During Period*
Money Market Fund
Actual	1,000.00	1,000.10	0.31	1.56
Hypothetical	1,000.00	1,023.62	0.31	1.58
Limited Maturity Bond Fund
Actual	1,000.00	1,007.20	0.58	2.93
Hypothetical	1,000.00	1,022.24	0.58	2.96

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value July 1, 2010	Ending Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During Period*
Quality Bond Fund
Actual	1,000.00	1,005.20	0.58	2.93
Hypothetical	1,000.00	1,022.24	0.58	2.96
High Yield Bond Fund
Actual	1,000.00	1,101.60	0.85	4.50
Hypothetical	1,000.00	1,020.87	0.85	4.34
Flexibly Managed Fund
Actual	1,000.00	1,161.70	0.85	4.63
Hypothetical	1,000.00	1,020.87	0.85	4.34
Balanced Fund
Actual	1,000.00	1,136.80	0.18	0.97
Hypothetical	1,000.00	1,024.29	0.18	0.92
Large Growth Stock Fund
Actual	1,000.00	1,269.70	0.94	5.38
Hypothetical	1,000.00	1,020.41	0.94	4.80
Large Cap Growth Fund
Actual	1,000.00	1,243.00	1.00	5.65
Hypothetical	1,000.00	1,020.10	1.00	5.10
Large Core Growth Fund
Actual	1,000.00	1,309.20	0.79	4.60
Hypothetical	1,000.00	1,021.17	0.79	4.03
Large Cap Value Fund
Actual	1,000.00	1,250.60	0.89	5.05
Hypothetical	1,000.00	1,020.66	0.89	4.54
Large Core Value Fund
Actual	1,000.00	1,204.40	0.68	3.78
Hypothetical	1,000.00	1,021.73	0.68	3.47
Index 500 Fund
Actual	1,000.00	1,231.70	0.35	1.97
Hypothetical	1,000.00	1,023.42	0.35	1.79
Mid Cap Growth Fund
Actual	1,000.00	1,336.80	1.00	5.89
Hypothetical	1,000.00	1,020.10	1.00	5.10
Mid Cap Value Fund
Actual	1,000.00	1,299.30	0.84	4.87
Hypothetical	1,000.00	1,020.92	0.84	4.29
Mid Core Value Fund
Actual	1,000.00	1,284.40	1.09	6.28
Hypothetical	1,000.00	1,019.64	1.09	5.56

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value July 1, 2010	Ending Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During Period*
SMID Cap Growth Fund
Actual	1,000.00	1,276.50	1.05	6.02
Hypothetical	1,000.00	1,019.85	1.05	5.36
SMID Cap Value Fund
Actual	1,000.00	1,288.20	1.14	6.57
Hypothetical	1,000.00	1,019.39	1.14	5.82
Small Cap Growth Fund
Actual	1,000.00	1,219.70	1.09	6.10
Hypothetical	1,000.00	1,019.64	1.09	5.56
Small Cap Value Fund
Actual	1,000.00	1,269.40	1.15	6.58
Hypothetical	1,000.00	1,019.33	1.15	5.87
Small Cap Index Fund
Actual	1,000.00	1,289.90	0.55	3.17
Hypothetical	1,000.00	1,022.40	0.55	2.81
Developed International Index Fund
Actual	1,000.00	1,249.10	0.59	3.34
Hypothetical	1,000.00	1,022.19	0.59	3.01
International Equity Fund
Actual	1,000.00	1,156.90	1.21	6.58
Hypothetical	1,000.00	1,019.03	1.21	6.18
Emerging Markets Equity Fund
Actual	1,000.00	1,271.00	1.65	9.44
Hypothetical	1,000.00	1,016.78	1.65	8.42
REIT Fund
Actual	1,000.00	1,205.40	1.01	5.61
Hypothetical	1,000.00	1,020.05	1.01	5.16
Aggressive Allocation Fund
Actual	1,000.00	1,226.70	0.33	1.85
Hypothetical	1,000.00	1,023.52	0.33	1.68
Moderately Aggressive Allocation Fund
Actual	1,000.00	1,191.60	0.33	1.82
Hypothetical	1,000.00	1,023.52	0.33	1.68
Moderate Allocation Fund
Actual	1,000.00	1,145.20	0.32	1.73
Hypothetical	1,000.00	1,023.57	0.32	1.63

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value July 1, 2010	Ending Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During Period*
Moderately Conservative Allocation Fund
Actual	1,000.00	1,097.70	0.33	1.74
Hypothetical	1,000.00	1,023.52	0.33	1.68
Conservative Allocation Fund
Actual	1,000.00	1,054.10	0.33	1.71
Hypothetical	1,000.00	1,023.52	0.33	1.68

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MONEY MARKET FUND

	Par (000)	Value†
AGENCY OBLIGATION — 0.1%
Federal Home Loan Bank Bonds 4.850%, 02/04/11 (Cost $130,544)	$130	$130,544

COMMERCIAL PAPER — 42.7%
Banks — 4.1%
Bank of America Corp. 0.350%, 03/29/11	600	599,493
JPMorgan Chase & Co. 0.010%, 01/03/11	5,000	4,999,997

		5,599,490

Diversified Financial Services — 16.5%
American Honda Finance Corp. 0.260%, 01/18/11	2,000	1,999,754
0.230%, 03/03/11	1,400	1,399,454
BASG AG
0.240%, 03/01/11	2,300	2,299,095
0.240%, 03/02/11	1,400	1,399,440
BG Energy Finance, Inc.
0.330%, 01/26/11	1,000	999,771
0.270%, 02/18/11	800	799,712
ENI Finance USA, Inc.
0.190%, 01/03/11	2,000	1,999,979
0.280%, 02/11/11	1,000	999,681
0.400%, 04/28/11	300	299,610
John Deere Capital Corp.
0.250%, 01/10/11	900	899,944
0.240%, 01/20/11	1,400	1,399,823
National Cooperative Services Corp.
0.300%, 02/02/11	600	599,840
0.340%, 02/02/11	1,000	999,698
Shell International Finance BV 0.670%, 06/02/11	2,000	1,994,342
Toyota Motor Credit Corp. 0.250%, 03/10/11	2,600	2,598,772
0.300%, 03/31/11	2,000	1,998,517

		22,687,432

Electric — 6.8%
Electricite de France 0.260%, 02/28/11	3,000	2,998,743
GDF Suez S.A. 0.390%, 02/01/11	500	499,832
National Grid Plc 0.410%, 01/14/11	600	599,911
Oglethorpe Power Corp. 0.250%, 01/19/11	2,300	2,299,713
0.290%, 01/19/11	950	949,862
Southern Co. 0.300%, 01/19/11	1,000	999,850
0.280%, 01/27/11	1,000	999,798

		9,347,709

Food — 3.8%
Archer-Daniels-Midland Co. 0.240%, 02/16/11	3,200	3,199,019

	Par (000)	Value†

Cargill, Inc. 0.270%, 01/19/11	$2,000	$1,999,730

		5,198,749

Healthcare Services — 0.3%
United Healthcare Corp. 0.400%, 01/03/11	500	499,989

Oil & Gas — 7.2%
ConocoPhillips 0.290%, 01/24/11	607	606,888
0.230%, 01/28/11	1,025	1,024,823
0.230%, 03/14/11	2,000	1,999,080
Schlumberger Technology Corp. 0.240%, 01/24/11	1,000	999,847
0.260%, 01/24/11	1,544	1,543,743
0.240%, 02/16/11	2,400	2,399,264
Total Cap Canada 0.350%, 08/19/11	1,400	1,396,869

		9,970,514

Pharmaceuticals — 4.0%
Sanofi Aventis 0.250%, 02/24/11	3,500	3,498,688
0.270%, 03/03/11	2,000	1,999,085

		5,497,773

TOTAL COMMERCIAL PAPER (Cost $58,801,656)		58,801,656

CORPORATE BONDS — 13.3%
Beverages — 0.3%
Coca-Cola Refreshments USA, Inc. 6.125%, 08/15/11	250	258,581
The Coca-Cola Co. 5.750%, 03/15/11	157	158,667

		417,248

Biotechnology — 1.5%
Amgen, Inc. CONV 0.125%, 02/01/11	2,000	1,998,758

Cosmetics & Personal Care — 0.4%
Avon Products, Inc. 5.125%, 01/15/11	491	491,843

Diversified Financial Services — 1.5%
General Electric Capital Corp. 0.338%, 01/26/11•	2,000	2,000,113

Electric — 1.1%
Alabama Power Co. 5.100%, 02/01/11	1,500	1,505,982

Gas — 0.2%
Southern California Gas Co. 4.375%, 01/15/11	250	250,374

Healthcare Products — 1.4%
Medtronic, Inc. CONV 1.500%, 04/15/11	2,000	1,997,081

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MONEY MARKET FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Services — 0.4%
Wellpoint, Inc. 5.000%, 01/15/11	$500	$500,798

Miscellaneous Manufacturing — 0.7%
Dover Corp. 6.500%, 02/15/11	1,000	1,007,430

Pharmaceuticals — 4.2%
Abbott Laboratories 5.600%, 05/15/11	2,705	2,758,053
Pfizer, Inc. 2.252%, 03/15/11•	3,057	3,069,483

		5,827,536

Retail — 0.1%
McDonald’s Corp. 8.875%, 04/01/11	183	186,750

Telecommunications — 1.5%
Cisco Systems, Inc. 5.250%, 02/22/11	2,105	2,119,604

TOTAL CORPORATE BONDS (Cost $18,303,517)		18,303,517

MUNI NOTES — 38.8%
California Housing Finance Agency 0.320%, 08/01/36•	2,000	2,000,000
City of Minneapolis 0.330%, 12/01/27•	2,290	2,290,000
Colorado Housing & Finance Authority 0.330%, 05/01/22•	3,000	3,000,000
0.330%, 04/01/43•	1,325	1,325,000
Fairfax County Economic Development Authority 0.350%, 12/01/33•	1,200	1,200,000
Idaho Housing & Finance Association 0.320%, 01/01/38•	4,400	4,400,000
0.320%, 01/01/40•	4,920	4,920,000
Illinois Finance Authority 0.300%, 07/01/38•	4,900	4,900,000
Kansas State Department of Transportation 0.300%, 09/01/22•	3,100	3,100,000
New York City Municipal Water Finance Authority 0.250%, 06/15/41•	5,000	5,000,000
Pennsylvania Turnpike Commission 0.420%, 07/15/41•	5,000	5,000,000
Province of Quebec Canada 6.125%, 01/22/11	1,500	1,504,907
State of Texas 0.310%, 12/01/29•	4,000	4,000,000
Tennessee Valley Authority 5.625%, 01/18/11	200	200,482
Triborough Bridge & Tunnel Authority 0.320%, 01/01/19•	3,700	3,700,000

	Par (000)	Value†

University of Minnesota 0.340%, 12/01/36•	$3,800	$3,800,000
Wisconsin Housing & Economic Development Authority 0.330%, 05/01/34•	2,970	2,970,000

TOTAL MUNI NOTES (Cost $53,310,389)		53,310,389

U.S. TREASURY OBLIGATIONS — 3.6%
U.S. Treasury Bills 0.060%, 02/03/11 (Cost $4,999,725)	5,000	4,999,725

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	52	52
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	1,000,105	1,000,105
BlackRock Liquidity Funds TempFund - Institutional Shares	385,970	385,970
Fidelity Institutional Prime Money Market Portfolio	202,229	202,229
Fidelity Institutional Prime Money Market Portfolio - Class I	411,768	411,768
Wells Fargo Advantage Government Money Market Fund - Institutional Class	92	92
Wells Fargo Advantage Heritage Money Market Fund – Institutional Class	382	382
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	422	422

TOTAL SHORT-TERM INVESTMENTS (Cost $2,001,020)		2,001,020

TOTAL INVESTMENTS — 100.0% (Cost $137,546,851)		$137,546,851

†	See Security Valuation Note.
•	Variable Rate Security.

CONV — Convertible Security.

Plc — Public Limited Company.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MONEY MARKET FUND

Maturity Schedule	Market Value	% of Portfolio	(Cumulative)
1 — 7 days	$61,105,985	44.4%	44.4%
8 — 14 days	1,499,855	1.1%	45.5%
15 — 30 days	20,772,119	15.1%	60.6%
31 — 60 days	30,055,615	21.8%	82.4%
61 — 90 days	15,221,991	11.1%	93.5%
91 — 120 days	2,483,441	1.8%	95.3%
121 — 150 days	2,758,053	2.0%	97.3%
over 150 days	3,649,792	2.7%	100.0%

	$137,546,851	100.0%

Average Weighted Maturity — 34 days

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AGENCY OBLIGATION	$130,544	$—	$130,544	$—
COMMERCIAL PAPER	58,801,656	—	58,801,656	—
CORPORATE BONDS	18,303,517	—	18,303,517	—
MUNI NOTES	53,310,389	—	53,310,389	—
U.S. TREASURY OBLIGATIONS	4,999,725	—	4,999,725	—
SHORT-TERM INVESTMENTS	2,001,020	2,001,020	—	—

TOTAL INVESTMENTS	$137,546,851	$2,001,020	$135,545,831	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LIMITED MATURITY BOND FUND

	Par (000)	Value†
AGENCY OBLIGATIONS — 14.4%
Federal Home Loan Mortgage Corporation — 2.8%
2.875%, 02/09/15	$3,000	$3,123,396
1.750%, 09/10/15	1,000	982,927

		4,106,323

Federal National Mortgage Association — 11.6%
5.000%, 10/15/11	1,500	1,554,138
0.375%, 12/28/12	6,700	6,657,475
1.000%, 09/23/13	2,000	1,996,974
0.750%, 12/18/13	7,000	6,921,810

		17,130,397

TOTAL AGENCY OBLIGATIONS (Cost $21,228,043)		21,236,720

ASSET BACKED SECURITIES — 1.2%
Bear Stearns Mortgage Funding Trust 0.416%, 10/25/36•	292	50,348
Conseco Financial Corp. 7.650%, 04/15/19	125	130,554
Enterprise Mortgage Acceptance Co. LLC 144A @ 6.630%, 01/15/25	1,009	705,538
7.136%, 01/15/27•~	665	529,119
Equity One ABS, Inc. 4.145%, 04/25/34•	15	14,055
Popular ABS Mortgage Pass-Through Trust 4.628%, 09/25/34•	27	27,139
SACO I, Inc. 144A @ 1.161%, 06/25/35•	692	362,019

TOTAL ASSET BACKED SECURITIES (Cost $2,874,200)		1,818,772

COMMERCIAL MORTGAGE BACKED SECURITIES — 1.9%
Bear Stearns Commercial Mortgage Securities 5.408%, 03/11/39•	1,030	1,029,332
JPMorgan Chase Commercial Mortgage Securities Corp. 4.545%, 01/15/42	1,500	1,527,553
LB-UBS Commercial Mortgage Trust 4.821%, 04/15/30	215	214,764

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $2,712,116)		2,771,649

CORPORATE BONDS — 26.2%
Banks — 16.9%
Bank of America Corp. 3.125%, 06/15/12	2,000	2,071,432
2.375%, 06/22/12	3,000	3,077,433
Bank of Montreal 144A @ 2.850%, 06/09/15	3,000	3,047,379
Canadian Imperial Bank of Commerce 144A @ 2.000%, 02/04/13	3,000	3,053,634

	Par (000)	Value†

Banks — (continued)
Commonwealth Bank of Australia 144A @ 2.400%, 01/12/12	$1,000	$1,016,817
JPMorgan Chase & Co. 1.650%, 02/23/11	3,000	3,005,730
3.125%, 12/01/11	2,000	2,049,788
National Australia Bank Ltd. 144A @ 2.550%, 01/13/12	1,000	1,018,490
The Goldman Sachs Group, Inc. 1.700%, 03/15/11	3,000	3,008,739
1.625%, 07/15/11	2,500	2,517,865
Westpac Banking Corp. 144A @ 3.250%, 12/16/11	1,000	1,024,890

		24,892,197

Beverages — 1.4%
PepsiAmericas, Inc. 5.625%, 05/31/11	2,000	2,040,502

Diversified Financial Services — 5.5%
BA Covered Bond Issuer 144A @ 5.500%, 06/14/12	1,000	1,052,260
General Electric Capital Corp. 3.000%, 12/09/11	2,800	2,867,315
2.625%, 12/28/12	4,000	4,148,740

		8,068,315

Food — 0.4%
General Mills, Inc. 5.650%, 09/10/12	500	538,211

Oil & Gas — 0.6%
SeaRiver Maritime, Inc. 0.000%, 09/01/12+	1,000	961,776

Pharmaceuticals — 0.7%
Abbott Laboratories 2.700%, 05/27/15	1,000	1,019,546

Telecommunications — 0.7%
Cellco Partnership 3.750%, 05/20/11	1,000	1,012,259

TOTAL CORPORATE BONDS (Cost $38,105,736)		38,532,806

COMMERCIAL PAPER — 2.1%
Advertising — 2.1%
Amer Elec Power 0.420%, 02/02/11	1,000	999,627
Enbridge Energy 0.400%, 01/07/11	1,000	999,933
Sempra Ener Glob 0.370%, 01/18/11	1,000	999,825

TOTAL COMMERCIAL PAPER (Cost $2,999,385)		2,999,385

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LIMITED MATURITY BOND FUND

	Par (000)	Value†
MUNICIPAL NOTES — 0.7%
Regional — 0.7%
Province of British Columbia 2.850%, 06/15/15 (Cost $999,536)	$1,000	$1,029,470

RESIDENTIAL MORTGAGE BACKED SECURITIES — 1.7%
Fannie Mae Pool — 1.7%
4.000%, 06/01/20	876	916,245
2.976%, 12/01/33•	915	959,896
2.625%, 04/01/34•	294	306,077
6.037%, 07/01/36•	319	336,168

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $2,458,028)		2,518,386

U.S. TREASURY OBLIGATIONS — 46.8%
U.S. Treasury Note 3.625%, 12/31/12	1,000	1,060,625
4.250%, 08/15/13	6,500	7,076,875
3.125%, 08/31/13	3,000	3,182,577
1.750%, 01/31/14	4,000	4,083,752
1.750%, 03/31/14	5,000	5,098,045
1.875%, 04/30/14	8,000	8,181,872
2.375%, 09/30/14	3,000	3,107,343
4.250%, 11/15/14	14,050	15,532,935
2.250%, 01/31/15	4,500	4,619,529
4.000%, 02/15/15	9,200	10,079,033
1.250%, 08/31/15	5,000	4,862,890
2.750%, 02/15/19	2,000	1,974,218

TOTAL U.S. TREASURY OBLIGATIONS (Cost $66,854,000)		68,859,694

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 5.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	616	616
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	948	948
BlackRock Liquidity Funds TempFund - Institutional Shares	1,512,028	1,512,028
Federated Prime Obligations Fund - Class I	1,702,644	1,702,644
Fidelity Institutional Prime Money Market Portfolio	2,926,263	2,926,263
Fidelity Institutional Prime Money Market Portfolio - Class I	320,609	320,609
Wells Fargo Advantage Government Money Market Fund - Institutional Class	471	471

	Number of Shares	Value†

Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	110	$110
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	866,560	866,560

TOTAL SHORT-TERM INVESTMENTS (Cost $7,330,249)		7,330,249

TOTAL INVESTMENTS — 100.0% (Cost $145,561,293)		$147,097,131

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2010 is $529,119
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

LLC — Limited Liability Company.

Country Weightings as of 12/31/2010†
United States	93%
Canada	5
Australia	2

Total	100%

†	% of total investments as of December 31, 2010

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LIMITED MATURITY BOND FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$68,859,694	$—	$68,859,694	$—
AGENCY OBLIGATIONS	21,236,720	—	21,236,720	—
ASSET BACKED SECURITIES	1,818,772	—	1,818,772	—
COMMERCIAL MORTGAGE BACKED SECURITIES	2,771,649	—	2,771,649	—
CORPORATE BONDS	38,532,806	—	38,532,806	—
MUNI NOTES	1,029,470	—	1,029,470	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	2,518,386	—	2,518,386	—
COMMERCIAL PAPER	2,999,385	—	2,999,385	—
SHORT-TERM INVESTMENTS	7,330,249	7,330,249	—	—

TOTAL INVESTMENTS	147,097,131	7,330,249	139,766,882	—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

QUALITY BOND FUND

	Par (000)	Value†
AGENCY OBLIGATIONS — 4.3%
Federal Home Loan Bank Bonds — 1.2%
0.800%, 06/27/11•	$5,000	$4,993,435

Federal National Mortgage Association — 3.1%
3.250%, 04/09/13	4,500	4,750,911
5.000%, 04/15/15	6,750	7,640,257

		12,391,168

TOTAL AGENCY OBLIGATIONS (Cost $16,424,425)		17,384,603

ASSET BACKED SECURITIES — 1.4%
Atherton Franchisee Loan Funding 144A@ 7.230%, 03/15/21	126	119,810
Bear Stearns Mortgage Funding Trust 0.581%, 10/25/36•	585	100,696
Conseco Financial Corp.• 7.240%, 11/15/28	557	222,862
Enterprise Mortgage Acceptance Co. LLC 144A@
6.630%, 01/15/25	3,200	2,238,258
7.544%, 01/15/27•,~	1,330	1,058,237
Railcar Leasing LLC 144A@ 7.125%, 01/15/13~	782	824,062
SACO I, Inc. 144A@ 1.161%, 06/25/35•	2,077	1,086,056

TOTAL ASSET BACKED SECURITIES (Cost $8,498,498)		5,649,981

COMMERCIAL MORTGAGE BACKED SECURITIES — 4.4%
Bear Stearns Commercial Mortgage Securities 4.830%, 08/15/38	4,000	4,171,385
Citigroup Deutsche Bank Commercial Mortgage Trust 5.322%, 12/11/49	1,500	1,554,780
JPMorgan Chase Commercial Mortgage Securities Corp.
4.545%, 01/15/42	5,000	5,091,845
5.420%, 01/15/49	1,500	1,560,095
LB-UBS Commercial Mortgage Trust 4.821%, 04/15/30	322	322,145
Morgan Stanley Capital I 4.590%, 04/14/40	5,000	5,049,650

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $16,933,106)		17,749,900

CORPORATE BONDS — 15.5%
Aerospace & Defense — 0.2%
United Technologies Corp. 4.500%, 04/15/20	1,000	1,049,678

Agriculture — 0.2%
Cargill, Inc. 144A@ 6.125%, 09/15/36	1,000	1,041,665

	Par (000)	Value†

Banks — 5.4%
Bank of America Corp. 5.650%, 05/01/18	$1,000	$1,021,772
Bank of Montreal 144A@ 2.850%, 06/09/15	3,000	3,047,379
Canadian Imperial Bank of Commerce 144A@ 2.000%, 02/04/13	1,000	1,017,878
Commonwealth Bank of Australia 144A@ 2.400%, 01/12/12	1,946	1,978,726
JPMorgan Chase & Co.
2.200%, 06/15/12	4,000	4,092,180
6.000%, 01/15/18	1,700	1,898,468
National Australia Bank Ltd. 144A@ 2.550%, 01/13/12	1,892	1,926,983
The Goldman Sachs Group, Inc. 3.250%, 06/15/12	6,500	6,747,618

		21,731,004

Beverages — 0.5%
Anheuser-Busch InBev Worldwide, Inc. 144A@ 7.750%, 01/15/19	1,000	1,244,348
PepsiCo, Inc. NC 4.875%, 11/01/40	1,000	970,343

		2,214,691

Biotechnology — 0.8%
Amgen, Inc. 4.950%, 10/01/41	1,000	941,316
Biogen Idec, Inc. 6.875%, 03/01/18	1,000	1,127,361
Genentech, Inc. 5.250%, 07/15/35	1,000	1,013,822

		3,082,499

Computers — 0.6%
Hewlett-Packard Co. 6.125%, 03/01/14	1,000	1,132,423
International Business Machines Corp. 6.500%, 01/15/28	1,000	1,175,638

		2,308,061

Diversified Financial Services — 0.5%
General Electric Capital Corp.
6.150%, 08/07/37	1,000	1,054,091
5.875%, 01/14/38	1,000	1,038,049

		2,092,140

Electric — 1.5%
Carolina Power & Light Co. 5.300%, 01/15/19	1,000	1,110,019
Commonwealth Edison Co. 6.150%, 09/15/17	500	570,334
Enel Finance International SA 144A@ 6.250%, 09/15/17	1,000	1,092,199
Florida Power & Light Co. 5.690%, 03/01/40	1,000	1,072,900

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

QUALITY BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — (continued)
Oklahoma Gas & Electric Co. 6.350%, 09/01/18	$1,000	$1,121,851
PacifiCorp 6.250%, 10/15/37	1,000	1,133,260

		6,100,563

Environmental Control — 0.3%
Allied Waste North America, Inc. 6.875%, 06/01/17	1,000	1,100,000

Food — 0.4%
Kraft Foods, Inc. 6.750%, 02/19/14	500	569,970
Sara Lee Corp. 2.750%, 09/15/15	1,000	990,301

		1,560,271

Gas — 0.5%
Nakilat, Inc. 144A@ 6.067%, 12/31/33	1,000	1,050,000
SEMCO Energy, Inc. 144A@ 5.150%, 04/21/20	1,000	1,029,476

		2,079,476

Healthcare Products — 0.3%
Covidien International Finance SA 6.000%, 10/15/17	1,000	1,136,508

Healthcare Services — 0.5%
CIGNA Corp. 4.375%, 12/15/20	1,000	976,162
UnitedHealth Group, Inc. 5.700%, 10/15/40	1,000	995,663

		1,971,825

Insurance — 0.5%
Metlife Institutional Funding II 144A@• 0.703%, 03/27/12	1,000	999,360
The Travelers Cos., Inc. 5.350%, 11/01/40	1,000	985,260

		1,984,620

Media — 0.3%
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,322,320

Miscellaneous Manufacturing — 0.3%
Siemens Financieringsmaatschappij NV 144A@ 6.125%, 08/17/26	1,000	1,128,914

Oil & Gas — 0.5%
ENI SpA 144A@ 5.700%, 10/01/40	1,000	961,056
Occidental Petroleum Corp. 4.100%, 02/01/21	1,000	1,016,444

		1,977,500

Oil & Gas Services — 0.3%
Weatherford Bermuda Holdings Ltd. 6.750%, 09/15/40	1,000	1,050,278

	Par (000)	Value†

Pharmaceuticals — 0.8%
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	$1,000	$1,035,751
Merck & Co., Inc. 6.400%, 03/01/28	1,000	1,151,729
Novartis Capital Corp. 2.900%, 04/24/15	1,000	1,027,283

		3,214,763

Pipelines — 0.3%
DCP Midstream LLC 144A@ 6.750%, 09/15/37	1,000	1,080,701

Retail — 0.5%
Wal-Mart Stores, Inc.
3.250%, 10/25/20	1,000	939,846
5.625%, 04/01/40	1,000	1,064,986

		2,004,832

Telecommunications — 0.3%
Cellco Partnership 8.500%, 11/15/18	1,000	1,308,550

TOTAL CORPORATE BONDS (Cost $59,033,276)		62,540,859

MUNICIPAL NOTES — 0.5%
Province of British Columbia 2.850%, 06/15/15 (Cost $1,999,071)	2,000	2,058,940

MUNICIPAL BONDS — 2.2%
City of New York 6.271%, 12/01/37	1,750	1,822,047
Corpus Christi Independent School District 6.124%, 08/15/32	1,000	1,005,700
Metropolitan Water District of Southern California 6.947%, 07/01/40	1,000	1,035,290
Orange County Sanitation District 6.400%, 02/01/44	1,000	984,920
San Francisco City & County Public Utilities Commission 6.950%, 11/01/50	2,000	2,060,500
South Carolina State Public Service Authority 6.454%, 01/01/50	2,000	2,053,420

TOTAL MUNI BONDS (Cost $8,751,752)		8,961,877

RESIDENTIAL MORTGAGE BACKED SECURITIES — 22.2%
Collateralized Mortgage Obligations — 2.4%
Freddie Mac REMICs 6.000%, 02/15/32	323	324,448
Freddie Mac REMICs 0.600%, 05/15/37•	9,295	9,297,416

		9,621,864

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

QUALITY BOND FUND

	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — (continued)
Fannie Mae Pool — 8.9%
4.000%, 08/01/39	$7,605	$7,573,363
4.000%, 11/01/40	7,983	7,949,356
3.500%, 12/01/40	7,977	7,626,219
4.000%, 06/01/20	1,627	1,702,661
4.500%, 03/01/23	47	49,808
4.500%, 03/01/23	239	251,493
4.500%, 04/01/23	117	123,346
4.500%, 04/01/23	49	51,481
4.500%, 04/01/23	15	16,129
4.500%, 05/01/23	109	114,482
4.500%, 05/01/23	13	13,955
4.500%, 06/01/23	358	376,396
4.500%, 06/01/23	494	519,297
4.500%, 07/01/23	382	400,927
4.500%, 07/01/23	49	51,172
4.500%, 07/01/23	386	406,031
4.500%, 07/01/23	105	110,658
5.000%, 07/01/23	3,149	3,341,937
4.500%, 08/01/23	139	145,996
4.500%, 08/01/23	547	574,359
4.500%, 08/01/23	257	270,258
2.625%, 04/01/34•	882	918,231
6.037%, 07/01/36•	1,063	1,120,560
5.891%, 08/01/36•	1,474	1,557,165
6.285%, 05/01/37•	534	569,707

		35,834,987

Freddie Mac Gold Pool — 2.0%
3.500%, 12/01/40	8,490	8,099,134

Ginnie Mae Pool — 8.9%
6.000%, 10/15/38	2,555	2,812,805
6.000%, 10/15/38	1,826	2,010,027
4.000%, 04/15/39	10,589	10,685,226
4.000%, 06/15/39	6,703	6,763,396
4.500%, 02/15/40	13,249	13,773,221
9.000%, 10/15/30	8	10,144
9.000%, 11/15/30	15	18,275

		36,073,094

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $87,245,226)		89,629,079

COMMERCIAL PAPER — 2.5%
Electric — 1.5%
American Electric Power Co., Inc. 0.400%, 01/31/11	1,000	999,711
Duke Energy Corp. 0.360%, 01/18/11	1,000	999,830
National Grid USA 0.470%, 02/02/11	1,000	999,582
South Carolina Fuel Co., Inc. 0.350%, 01/05/11	1,000	999,961
Virginia Electric and Power Co. 0.370%, 01/24/11	2,000	1,999,528

		5,998,612

	Par (000)	Value†

Gas — 0.5%
Sempra Energy Global Enterprises 0.400%, 01/10/11	$2,000	$1,999,837

Office & Business Equipment — 0.2%
Xerox Corp. 0.950%, 01/18/11	1,000	999,551

Pipelines — 0.3%
Kinder Morgan, Inc. 0.680%, 01/03/11	1,000	999,962

TOTAL COMMERCIAL PAPER (Cost $9,997,881)		9,997,962

U.S. TREASURY OBLIGATIONS — 44.9%
U.S. Treasury Bond
6.250%, 08/15/23	8,800	11,060,500
5.500%, 08/15/28	2,800	3,299,187
4.500%, 05/15/38	820	844,856
3.500%, 02/15/39	16,300	14,046,020
4.375%, 11/15/39	500	502,656
4.625%, 02/15/40	4,000	4,190,000
4.375%, 05/15/40	100	100,484
U.S. Treasury Note
1.125%, 12/15/12	43,600	44,047,903
1.750%, 01/31/14	6,000	6,125,628
1.875%, 02/28/14	7,000	7,168,434
4.250%, 11/15/14	5,000	5,527,735
4.000%, 02/15/15	10,900	11,941,462
2.125%, 12/31/15	36,500	36,693,888
2.625%, 02/29/16	5,000	5,131,640
2.750%, 02/15/19	11,000	10,858,199
3.125%, 05/15/19	13,040	13,177,533
3.375%, 11/15/19	1,000	1,020,859
2.625%, 11/15/20	1,000	943,281
U.S. Treasury Strip Principal 0.000%, 11/15/24+	7,800	4,386,072

TOTAL U.S. TREASURY OBLIGATIONS (Cost $178,243,554)		181,066,337

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	4,957,580	4,957,580
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	1,282	1,282
BlackRock Liquidity Funds TempFund - Institutional Shares	1,543	1,543
Federated Prime Obligations Fund - Class I	3,801	3,801
Fidelity Institutional Prime Money Market Portfolio	1,275,891	1,275,891
Fidelity Institutional Prime Money Market Portfolio - Class I	2,796	2,796

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

QUALITY BOND FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — (continued)
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	3,254	$3,254
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	2,305,287	2,305,287

TOTAL SHORT-TERM INVESTMENTS (Cost $8,551,434)		8,551,434

TOTAL INVESTMENTS — 100.0% (Cost $395,678,223)		$403,590,972

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2010 is $1,882,299.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

LLC — Limited Liability Company.

REMICS — Real Estate Mortgage Investment Conduits.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$181,066,337	$—	$181,066,337	$—
AGENCY OBLIGATIONS	17,384,603	—	17,384,603	—
ASSET BACKED SECURITIES	5,649,981	—	5,649,981	—
COMMERCIAL MORTGAGE BACKED SECURITIES	17,749,900	—	17,749,900	—
CORPORATE BONDS	62,540,859	—	62,540,859	—
MUNI NOTES	2,058,940	—	2,058,940	—
MUNI BONDS	8,961,877	—	8,961,877	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	89,629,079	—	89,629,079	—
COMMERCIAL PAPER	9,997,962	—	9,997,962	—
SHORT-TERM INVESTMENTS	8,551,434	8,551,434	—	—

TOTAL INVESTMENTS	$403,590,972	$8,551,434	$395,039,538	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Number of Shares	Value†
COMMON STOCKS — 2.3%
Apparel — 0.0%
Anvil Holdings, Inc.*^	831	$2,493

Auto Manufacturers — 0.2%
General Motors Co.*	7,360	271,290

Auto Parts & Equipment — 0.3%
Dana Holding Corp.*	12,525	215,555
Lear Corp.*	2,075	204,823

		420,378

Banks — 0.3%
CIT Group, Inc.*	7,975	375,622

Entertainment — 0.0%
Lakes Entertainment, Inc.*	12,500	35,625

Food — 0.1%
B&G Foods, Inc., Class A	10,650	146,225

Oil & Gas — 0.2%
Anadarko Petroleum Corp.	2,625	199,920

Packaging and Containers — 0.3%
Rock-Tenn Co., Class A	2,275	122,736
Smurfit-Stone Container Corp.*	11,470	293,632

		416,368

Real Estate Investment Trusts — 0.2%
General Growth Properties, Inc.	16,550	256,194

Retail — 0.2%
Dollar General Corp.*	6,300	193,221

Telecommunications — 0.5%
Loral Space & Communications, Inc.*	3,351	256,352
MetroPCS Communications, Inc.*	15,075	190,397
Sprint Nextel Corp.*	38,500	162,855

		609,604

TOTAL COMMON STOCKS (Cost $2,951,073)		2,926,940

PREFERRED STOCKS — 1.8%
Auto Manufacturers — 0.1%
General Motors Co. CONV*	3,900	211,029

Banks — 0.8%
Ally Financial, Inc.CONV 144A @	1,075	1,015,976

Lodging — 0.1%
Las Vegas Sands Corp., Series A	1,700	191,888

Media — 0.1%
Spanish Broadcasting System, Inc. PIK^	182	122,250

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV*~	725	0

Telecommunications — 0.7%
Lucent Technologies Capital Trust I CONV	975	863,850

TOTAL PREFERRED STOCKS (Cost $2,169,868)		2,404,993

	Par (000)	Value†
CORPORATE BONDS — 92.7%
Advertising — 0.5%
inVentiv Health, Inc. 144A @ 10.000%, 08/15/18	$225	$225,563
Lamar Media Corp. 9.750%, 04/01/14	100	115,000
7.875%, 04/15/18	100	106,250
The Interpublic Group of Cos., Inc. 10.000%, 07/15/17	125	146,250

		593,063

Aerospace & Defense — 1.1%
BE Aerospace, Inc. 8.500%, 07/01/18	150	164,250
Kratos Defense & Security Solutions, Inc. 10.000%, 06/01/17	125	138,437
L-3 Communications Corp. 6.375%, 10/15/15	350	360,500
Sequa Corp. 144A @ 11.750%, 12/01/15	200	214,000
13.500%, 12/01/15 PIK	75	81,094
Spirit Aerosystems, Inc. 7.500%, 10/01/17	75	78,000
Transdigm, Inc. 144A @ 7.750%, 12/15/18	325	336,375

		1,372,656

Airlines — 1.3%
American Airlines Pass Through Trust 2001-02 7.858%, 10/01/11	225	234,000
Continental Airlines 2009-2 Class A Pass Through Trust 7.250%, 11/10/19	49	54,210
Continental Airlines 2009-2 Class B Pass Through Trust 9.250%, 05/10/17	47	51,411
Continental Airlines, Inc. 144A @ 6.750%, 09/15/15	575	592,250
Delta Air Lines, Inc. 144A @ 9.500%, 09/15/14	180	195,975
12.250%, 03/15/15	400	451,000
United Air Lines, Inc. 144A @ 12.000%, 11/01/13	75	82,688

		1,661,534

Apparel — 0.5%
Hanesbrands, Inc. 8.000%, 12/15/16	100	107,250
6.375%, 12/15/20 144A @	300	285,000
Levi Strauss & Co.
8.875%, 04/01/16	50	52,750
7.625%, 05/15/20	225	232,313

		677,313

Auto Manufacturers — 0.1%
Ford Motor Co. 7.450%, 07/16/31	175	187,469

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Auto Parts & Equipment — 1.2%
Affinia Group Holdings, Inc. 144A @ 10.750%, 08/15/16	$45	$49,950
Allison Transmission, Inc. PIK 144A @ 11.250%, 11/01/15	502	547,180
Commercial Vehicle Group, Inc.^ 11.000%, 02/15/13	207	219,631
Conti-Gummi Finance BV 144A @ 8.500%, 07/15/15	150	216,983
6.500%, 01/15/16	50	67,517
7.500%, 09/15/17	75	104,281
The Goodyear Tire & Rubber Co. 10.500%, 05/15/16	300	342,000

		1,547,542

Banks — 4.3%
Ally Financial, Inc. 8.300%, 02/12/15	275	302,500
6.250%, 12/01/17 144A @	475	475,000
7.500%, 09/15/20 144A @	750	786,563
8.000%, 11/01/31	600	646,500
BAC Capital Trust VI 5.625%, 03/08/35	325	275,218
CIT Group, Inc. 7.000%, 05/01/17	2,175	2,180,437
FBOP Corp. 144A @^¤~ 10.000%, 01/15/11	150	0
Provident Funding Associates 144A @ 10.250%, 04/15/17	200	207,500
Regions Bank 7.500%, 05/15/18	250	257,500
Royal Bank of Scotland Group Plc 7.648%, 08/29/49•	175	146,344
Synovus Financial Corp. 5.125%, 06/15/17	175	145,513
Zions Bancorporation 7.750%, 09/23/14	150	156,377

		5,579,452

Beverages — 0.2%
CEDC Finance Corp. International, Inc. 144A @ 9.125%, 12/01/16	100	106,250
Constellation Brands, Inc. 8.375%, 12/15/14	25	27,313
Cott Beverages, Inc. 8.375%, 11/15/17	75	81,000

		214,563

Biotechnology — 0.2%
Talecris Biotherapeutics Holdings Corp. 7.750%, 11/15/16	275	298,375

Building Materials — 1.8%
Associated Materials LLC 144A @ 9.125%, 11/01/17	275	287,375
Boise Cascade LLC 7.125%, 10/15/14	50	48,875

	Par (000)	Value†

Building Materials — (continued)
Cemex Finance LLC 144A @ 9.500%, 12/14/16	$360	$371,250
Gibraltar Industries, Inc. 8.000%, 12/01/15	275	277,063
Grohe Holding GmbH 3.860%, 01/15/14•	150	193,932
8.625%, 10/01/14 144A @	50	68,820
HeidelbergCement Finance BV 8.000%, 01/31/17	50	71,325
Interline Brands, Inc. 144A @ 7.000%, 11/15/18	100	101,500
Masco Corp. 6.125%, 10/03/16	25	25,549
7.125%, 03/15/20	175	183,072
Nortek, Inc. 144A @ 10.000%, 12/01/18	150	154,875
Ply Gem Industries, Inc. 11.750%, 06/15/13	250	267,500
Texas Industries, Inc. 144A @ 9.250%, 08/15/20	200	212,500
USG Corp. 144A @ 8.375%, 10/15/18	100	98,000

		2,361,636

Chemicals — 3.7%
Ashland, Inc. 9.125%, 06/01/17	350	403,375
Celanese US Holdings LLC 144A @ 6.625%, 10/15/18	150	154,875
CF Industries, Inc. 6.875%, 05/01/18	275	294,250
Hexion US Finance Corp. 8.875%, 02/01/18	250	267,187
9.000%, 11/15/20 144A @	125	132,187
Huntsman International LLC 5.500%, 06/30/16	125	120,938
8.625%, 03/15/20	50	54,375
8.625%, 03/15/21 144A @	400	432,000
Kerling Plc 144A @ 10.625%, 02/01/17	275	396,884
Lyondell Chemical Co. 8.000%, 11/01/17 144A @	519	574,144
11.000%, 05/01/18	575	651,187
Momentive Performance Materials, Inc. 11.500%, 12/01/16	275	298,375
9.000%, 01/15/21 144A @	200	211,000
Omnova Solutions, Inc. 144A @ 7.875%, 11/01/18	75	75,563
PolyOne Corp. 7.375%, 09/15/20	150	155,437
Rohm & Haas Co. 7.850%, 07/15/29	200	232,399
Solutia, Inc. 8.750%, 11/01/17	175	191,625
Westlake Chemical Corp. 6.625%, 01/15/16	100	103,375

		4,749,176

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Coal — 1.4%
Arch Coal, Inc. 8.750%, 08/01/16	$150	$163,500
Consol Energy, Inc. 144A @ 8.000%, 04/01/17	325	346,125
8.250%, 04/01/20	150	162,000
Foresight Energy LLC 144A @ 9.625%, 08/15/17	275	292,875
International Coal Group, Inc. 9.125%, 04/01/18	50	54,000
New World Resources NV 144A @ 7.875%, 05/01/18	250	344,133
Peabody Energy Corp. 7.375%, 11/01/16	300	333,000
Penn Virginia Resource Partners LP 8.250%, 04/15/18	150	154,500

		1,850,133

Commercial Services — 4.7%
Avis Budget Car Rental LLC 7.625%, 05/15/14	213	218,325
9.625%, 03/15/18	50	53,875
Bankrate, Inc. 144A @ 11.750%, 07/15/15	125	138,750
Deluxe Corp. 7.375%, 06/01/15	500	521,250
DP World Ltd. 144A @ 6.850%, 07/02/37	340	312,645
EC Finance Plc 144A @ 9.750%, 08/01/17	125	180,402
Education Management LLC 8.750%, 06/01/14	125	128,125
10.250%, 06/01/16	23	23,575
Europcar Groupe SA 144A @ 4.550%, 05/15/13•	100	128,286
FTI Consulting, Inc. 7.750%, 10/01/16	225	231,750
6.750%, 10/01/20 144A @	75	74,438
Garda World Security Corp. 144A @ 9.750%, 03/15/17	150	160,875
Hertz Holdings Netherlands BV 144A @ 8.500%, 07/31/15	200	287,306
iPayment, Inc. 9.750%, 05/15/14	250	235,000
KAR Auction Services, Inc. 10.000%, 05/01/15	475	503,500
Mac-Gray Corp. 7.625%, 08/15/15	300	294,750
PHH Corp. 144A @ 9.250%, 03/01/16	175	184,625
RSC Equipment Rental, Inc. 144A @ 10.000%, 07/15/17	175	196,875
Seminole Indian Tribe of Florida 144A @ 7.750%, 10/01/17	150	154,875
The Hertz Corp. 10.500%, 01/01/16	200	211,000
7.500%, 10/15/18 144A @	325	337,187

	Par (000)	Value†

Commercial Services — (continued)
The ServiceMaster Co. PIK 144A @ 10.750%, 07/15/15	$450	$481,500
Ticketmaster Entertainment LLC 10.750%, 08/01/16	250	270,625
United Rentals North America, Inc. 10.875%, 06/15/16	475	542,687
8.375%, 09/15/20	175	178,063

		6,050,289

Computers — 0.1%
Brocade Communications Systems, Inc. 6.875%, 01/15/20	75	79,875
SunGard Data Systems, Inc. 10.625%, 05/15/15	75	82,688
10.250%, 08/15/15	25	26,281

		188,844

Distribution & Wholesale — 0.4%
ACE Hardware Corp. 144A @ 9.125%, 06/01/16	425	454,750

Diversified Financial Services — 6.8%
American General Finance Corp. 6.900%, 12/15/17	450	363,375
Bumble Bee Acquisition Corp. 144A @ 9.000%, 12/15/17	175	182,000
E*TRADE Financial Corp. 7.375%, 09/15/13	275	273,625
7.875%, 12/01/15	175	173,688
12.500%, 11/30/17 PIK	673	790,775
Ford Motor Credit Co. LLC 8.700%, 10/01/14	450	506,771
12.000%, 05/15/15	550	691,866
6.625%, 08/15/17	150	157,649
Icahn Enterprises LP 7.750%, 01/15/16	125	125,000
7.750%, 01/15/16 144A @	150	149,250
International Lease Finance Corp. 6.500%, 09/01/14 144A @	215	227,900
8.625%, 09/15/15 144A @	775	833,125
8.875%, 09/01/17	300	323,625
8.250%, 12/15/20	550	566,500
Janus Capital Group, Inc. 6.950%, 06/15/17	225	234,411
Nuveen Investments, Inc. 5.500%, 09/15/15	750	643,125
10.500%, 11/15/15	350	357,875
Pinafore LLC 144A @ 9.000%, 10/01/18	275	297,000
Pinnacle Foods Finance LLC 9.250%, 04/01/15	125	130,156
10.625%, 04/01/17	75	80,250
Reliance Intermediate Holdings LP 144A @ 9.500%, 12/15/19	225	236,531
SLM Corp. 5.000%, 10/01/13	225	225,582
5.375%, 05/15/14	300	301,478

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Diversified Financial Services — (continued)
5.050%, 11/14/14	$100	$95,568
8.450%, 06/15/18	475	493,697
Ziggo Bond Co. BV 144A @ 8.000%, 05/15/18	250	344,935

		8,805,757

Electric — 2.8%
Calpine Corp. 144A @ 7.875%, 07/31/20	525	531,562
7.500%, 02/15/21	250	246,250
Dubai Electricity & Water Authority 144A @ 7.375%, 10/21/20	200	187,053
Energy Future Intermediate Holding Co. LLC 10.000%, 12/01/20	900	928,146
GenOn Energy, Inc. 7.875%, 06/15/17	50	48,500
North American Energy Alliance LLC 144A @ 10.875%, 06/01/16	100	111,000
NRG Energy, Inc. 7.375%, 02/01/16	275	281,875
7.375%, 01/15/17	300	309,000
8.250%, 09/01/20 144A @	300	307,500
PNM Resources, Inc. 9.250%, 05/15/15	250	276,250
The AES Corp. 7.750%, 03/01/14	25	26,687
9.750%, 04/15/16	350	391,125

		3,644,948

Electrical Components & Equipment — 0.4%
Anixter, Inc. 10.000%, 03/15/14	125	143,438
Coleman Cable, Inc. 9.000%, 02/15/18	200	207,000
General Cable Corp. CONV STEP 4.500%, 11/15/29•	175	208,031

		558,469

Electronics — 0.2%
NXP BV 9.500%, 10/15/15	100	107,000
9.750%, 08/01/18 144A @	175	196,875

		303,875

Engineering & Construction — 0.2%
Dycom Industries, Inc. 8.125%, 10/15/15	175	179,813
Obrascon Huarte Lain SA 7.375%, 04/28/15	100	125,960

		305,773

Entertainment — 2.7%
AMC Entertainment Holdings, Inc. 144A @ 9.750%, 12/01/20	200	208,000

	Par (000)	Value†

Entertainment — (continued)
AMC Entertainment, Inc. 8.750%, 06/01/19	$200	$213,500
Cedar Fair LP 144A @ 9.125%, 08/01/18	200	215,250
Cinemark USA, Inc. 8.625%, 06/15/19	125	135,312
Codere Finance Luxembourg SA 144A @ 8.250%, 06/15/15	250	332,407
Lions Gate Entertainment, Inc. 144A @ 10.250%, 11/01/16	200	208,500
MU Finance Plc 144A @ 8.375%, 02/01/17	450	457,312
Pinnacle Entertainment, Inc. 8.625%, 08/01/17	150	163,500
8.750%, 05/15/20	125	129,375
Pokagon Gaming Authority 144A @ 10.375%, 06/15/14	350	364,875
Regal Cinemas Corp. 8.625%, 07/15/19	275	291,500
Regal Entertainment Group 9.125%, 08/15/18	100	106,500
Seneca Gaming Corp. 144A @ 8.250%, 12/01/18	200	200,500
Speedway Motorsports, Inc. 8.750%, 06/01/16	150	161,625
Universal City Development Partners Ltd. 8.875%, 11/15/15	200	212,500
10.875%, 11/15/16	75	81,938

		3,482,594

Environmental Control — 0.1%
Darling International, Inc. 144A @ 8.500%, 12/15/18	75	78,188

Food — 2.1%
Bumble Bee Foods LLC 7.750%, 12/15/15	135	154,390
Campofrio Food Group SA 144A @ 8.250%, 10/31/16	75	102,729
Del Monte Corp. 7.500%, 10/15/19	25	29,156
Dole Food Co. 13.875%, 03/15/14	81	99,022
JBS Finance II Ltd. 144A @ 8.250%, 01/29/18	275	276,375
JBS USA LLC 11.625%, 05/01/14	150	175,500
Land O’Lakes Capital Trust I 144A @ 7.450%, 03/15/28	275	246,125
Michael Foods, Inc. 144A @ 9.750%, 07/15/18	350	382,375
R&R Ice Cream Ltd. 144A @ 8.375%, 11/15/17	100	137,640
Smithfield Foods, Inc. 10.000%, 07/15/14 144A @	50	57,625
7.750%, 07/01/17	100	104,000

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Food — (continued)
Tyson Foods, Inc. 10.500%, 03/01/14	$250	$295,625
US Foodservice 144A @ 10.250%, 06/30/15	575	595,125

		2,655,687

Forest Products & Paper — 1.5%
Boise Paper Holdings LLC 9.000%, 11/01/17	100	109,250
8.000%, 04/01/20	125	133,750
Cascades, Inc. 7.750%, 12/15/17	125	130,313
7.875%, 01/15/20	100	104,500
Clearwater Paper Corp. 10.625%, 06/15/16	100	114,250
7.125%, 11/01/18 144A @	100	103,250
Domtar Corp. 7.125%, 08/15/15	200	215,000
9.500%, 08/01/16	25	29,500
Georgia-Pacific LLC 7.000%, 01/15/15 144A @	75	77,813
7.700%, 06/15/15	200	229,000
Mercer International, Inc. 144A @ 9.500%, 12/01/17	225	231,187
Smurfit Kappa Acquisitions 144A @ 7.250%, 11/15/17	75	104,232
7.750%, 11/15/19	100	140,312
Smurfit Kappa Funding Plc 7.750%, 04/01/15	100	102,500
Verso Paper Holdings LLC 11.500%, 07/01/14	100	109,750

		1,934,607

Healthcare Products — 1.4%
Accellent, Inc. 8.375%, 02/01/17	150	153,750
10.000%, 11/01/17 144A @	275	259,875
Bausch & Lomb, Inc. 9.875%, 11/01/15	275	294,250
Biomet, Inc. 11.625%, 10/15/17	500	552,500
Boston Scientific Corp. 7.375%, 01/15/40	275	300,483
Fresenius US Finance II, Inc. 144A @ 9.000%, 07/15/15	75	85,875
Universal Hospital Services, Inc. 3.834%, 06/01/15•	125	114,375
8.500%, 06/01/15 PIK	50	51,375

		1,812,483

Healthcare Services — 4.0%
Capella Healthcare, Inc. 144A @ 9.250%, 07/01/17	200	212,000
Centene Corp. 7.250%, 04/01/14	200	206,000
Community Health Systems, Inc. 8.875%, 07/15/15	500	525,000

	Par (000)	Value†

Healthcare Services — (continued)
Da Vita, Inc. 6.375%, 11/01/18	$200	$199,000
6.625%, 11/01/20	225	222,750
HCA, Inc. 9.250%, 11/15/16	450	480,094
9.625%, 11/15/16 PIK	409	438,225
9.875%, 02/15/17	175	192,500
8.500%, 04/15/19	375	410,625
IASIS Healthcare LLC 8.750%, 06/15/14	125	128,281
LifePoint Hospitals, Inc. 144A @ 6.625%, 10/01/20	100	99,250
Multiplan, Inc. 144A @ 9.875%, 09/01/18	325	345,312
OnCure Medical Corp. 144A @ 11.750%, 05/15/17	150	141,750
Radiation Therapy Services, Inc. 144A @ 9.875%, 04/15/17	225	224,438
Tenet Healthcare Corp. 6.500%, 06/01/12	75	75,703
8.875%, 07/01/19	250	282,500
8.000%, 08/01/20 144A @	350	355,250
U.S. Oncology, Inc. 9.125%, 08/15/17	150	184,875
UHS Escrow Corp. 144A @ 7.000%, 10/01/18	75	76,875
United Surgical Partners International, Inc. 8.875%, 05/01/17	150	154,500
Vanguard Health Holding Co. II LLC 144A @ 8.000%, 02/01/18	275	280,500

		5,235,428

Holding Companies — 0.3%
iPayment Investors LP PIK 144A @^ 11.625%, 07/15/14	287	247,801
Susser Holdings LLC 8.500%, 05/15/16	175	187,688

		435,489

Home Builders — 0.5%
Beazer Homes USA, Inc. 9.125%, 06/15/18	350	339,500
9.125%, 05/15/19 144A @	100	95,000
Standard Pacific Corp. 10.750%, 09/15/16	175	201,688
8.375%, 05/15/18	50	50,000

		686,188

Home Furnishings — 0.1%
Sealy Mattress Co. 8.250%, 06/15/14	75	76,688
10.875%, 04/15/16 144A @	100	113,000

		189,688

Household Products & Wares — 0.7%
ACCO Brands Corp. 10.625%, 03/15/15	75	84,375

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Household Products & Wares — (continued)
Central Garden & Pet Co. 8.250%, 03/01/18	$150	$151,875
Reynolds Group Issuer, Inc. 144A @ 7.750%, 10/15/16	150	158,625
7.125%, 04/15/19	225	228,937
The Scotts Miracle-Gro Co. 7.250%, 01/15/18	100	105,250
Yankee Acquisition Corp. 8.500%, 02/15/15	200	208,000

		937,062

Insurance — 1.5%
American International Group, Inc. 8.250%, 08/15/18	950	1,094,463
HUB International Holdings, Inc. 144A @ 9.000%, 12/15/14	250	253,125
10.250%, 06/15/15	475	476,187
USI Holdings Corp. 144A @ 9.750%, 05/15/15	125	126,250

		1,950,025

Internet — 0.7%
Equinix, Inc. 8.125%, 03/01/18	175	182,875
NetFlix, Inc. 8.500%, 11/15/17	200	225,000
Open Solutions, Inc. 144A @ 9.750%, 02/01/15	175	122,062
Terremark Worldwide, Inc. 12.000%, 06/15/17	125	143,125
UPC Holding BV 144A @ 8.375%, 08/15/20	125	172,885

		845,947

Iron & Steel — 1.9%
AK Steel Corp. 7.625%, 05/15/20	200	200,500
Algoma Acquisition Corp. 144A @ 9.875%, 06/15/15	175	157,500
Ryerson Holding Corp. 19.512%, 02/01/15+	1,250	559,375
Ryerson, Inc. 12.000%, 11/01/15	375	392,812
Severstal OAO Via Steel Capital SA 144A @ 9.750%, 07/29/13	300	334,140
Steel Dynamics, Inc. 7.375%, 11/01/12	200	211,000
7.750%, 04/15/16	50	52,625
Tube City IMS Corp. 9.750%, 02/01/15	475	491,625

		2,399,577

Leisure Time — 0.4%
Cirsa Funding Luxembourg SA 144A @ 8.750%, 05/15/18	200	273,943
Easton-Bell Sports, Inc. 9.750%, 12/01/16	50	54,875

	Par (000)	Value†

Leisure Time — (continued)
NCL Corp. Ltd. 144A @ 9.500%, 11/15/18	$100	$103,000
Travelport LLC 11.875%, 09/01/16	75	73,688

		505,506

Lodging — 2.3%
Ameristar Casinos, Inc. 9.250%, 06/01/14	300	321,000
Caesars Entertainment Operating Co., Inc. 11.250%, 06/01/17	687	772,875
Gaylord Entertainment Co. 6.750%, 11/15/14	200	197,000
MGM Resorts International 13.000%, 11/15/13	150	177,375
10.375%, 05/15/14	125	140,313
11.125%, 11/15/17	400	460,000
9.000%, 03/15/20 144A @	75	82,500
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 10/15/14	225	255,375
Wynn Las Vegas LLC 7.875%, 11/01/17	200	215,500
7.750%, 08/15/20	275	297,687

		2,919,625

Machinery — Construction & Mining — 0.2%
Terex Corp. 10.875%, 06/01/16	25	29,031
8.000%, 11/15/17	225	227,250

		256,281

Machinery — Diversified — 0.9%
Case New Holland, Inc. 7.750%, 09/01/13	125	134,375
7.875%, 12/01/17 144A @	525	573,562
Columbus McKinnon Corp. 8.875%, 11/01/13	300	304,500
CPM Holdings, Inc. 144A @ 10.625%, 09/01/14	50	53,500
The Manitowoc Co., Inc. 8.500%, 11/01/20	125	132,813

		1,198,750

Media — 6.4%
Bresnan Broadband Holdings LLC 144A @ 8.000%, 12/15/18	150	154,500
Cablevision Systems Corp. 7.750%, 04/15/18	150	157,125
8.000%, 04/15/20	75	80,250
CCH II LLC 13.500%, 11/30/16	100	119,250
CCO Holdings LLC 7.250%, 10/30/17	250	253,750
7.875%, 04/30/18	250	258,750
8.125%, 04/30/20	125	131,563

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — (continued)
Cequel Communications Holdings I LLC 144A @ 8.625%, 11/15/17	$350	$365,750
Charter Communications Operating LLC 144A @ 10.875%, 09/15/14	125	139,687
CSC Holdings LLC 8.500%, 04/15/14	250	274,687
8.500%, 06/15/15	125	135,625
DIRECTV Holdings LLC 6.375%, 06/15/15	100	103,375
7.625%, 05/15/16	325	360,344
DISH DBS Corp. 6.375%, 10/01/11	175	180,250
7.750%, 05/31/15	25	26,563
ION Media Networks, Inc. CONV¤ 11.000%, 07/31/13	1	0
Mediacom Broadband LLC 8.500%, 10/15/15	100	100,500
Nexstar Broadcasting, Inc. 7.000%, 01/15/14 PIK	132	128,048
7.000%, 01/15/14^	43	42,033
8.875%, 04/15/17 144A @	125	132,813
Nexstar Finance Holdings LLC STEP 11.375%, 04/01/13•	96	96,956
Nielsen Finance LLC 11.625%, 02/01/14	375	434,062
11.500%, 05/01/16	25	28,875
Sinclair Television Group, Inc. 144A @ 9.250%, 11/01/17	200	216,500
Sirius XM Radio, Inc. 144A @ 8.750%, 04/01/15	800	866,000
9.750%, 09/01/15	50	56,125
The McClatchy Co. 11.500%, 02/15/17	300	337,125
Umbrella Acquisition, Inc. PIK 144A @ 9.750%, 03/15/15	527	569,111
Unitymedia GmbH 144A @ 9.625%, 12/01/19	25	36,748
Unitymedia Hessen GmbH & Co. KG 144A @ 8.125%, 12/01/17	275	287,375
Univision Communications, Inc. 144A @ 12.000%, 07/01/14	250	273,750
7.875%, 11/01/20	400	420,000
8.500%, 05/15/21	375	379,687
Videotron Ltee 6.875%, 01/15/14	300	303,750
9.125%, 04/15/18	75	83,625
XM Satellite Radio, Inc. 144A @ 13.000%, 08/01/13	500	595,000
7.625%, 11/01/18	125	129,063

		8,258,615

	Par (000)	Value†

Metal Fabricate/Hardware — 0.4%
Metals USA, Inc. 11.125%, 12/01/15	$250	$263,125
Severstal Columbus LLC 144A @ 10.250%, 02/15/18	225	237,375

		500,500

Mining — 0.9%
ALROSA Finance SA 144A @ 7.750%, 11/03/20	225	235,969
FMG Resources August 2006 Pty Ltd. 144A @ 7.000%, 11/01/15	350	358,750
Novelis, Inc. 144A @ 8.750%, 12/15/20	175	181,562
Teck Resources Ltd. 9.750%, 05/15/14	93	116,378
10.250%, 05/15/16	29	35,888
Vedanta Resources Plc 144A @ 9.500%, 07/18/18	250	273,437

		1,201,984

Miscellaneous Manufacturing — 1.3%
AGY Holding Corp. 11.000%, 11/15/14	125	112,969
American Railcar Industries, Inc. 7.500%, 03/01/14	25	25,438
Amsted Industries, Inc. 144A @ 8.125%, 03/15/18	225	238,781
Bombardier, Inc. 144A @ 6.300%, 05/01/14	200	208,500
7.450%, 05/01/34	150	147,000
Koppers, Inc. 7.875%, 12/01/19	75	80,437
RBS Global, Inc. 8.500%, 05/01/18	525	557,812
Reddy Ice Holdings, Inc. STEP 10.500%, 11/01/12•	75	74,438
SPX Corp. 144A @ 6.875%, 09/01/17	175	185,937

		1,631,312

Office & Business Equipment — 0.7%
CDW LLC 11.500%, 10/12/15 PIK	225	234,000
12.535%, 10/12/17	650	643,500
8.000%, 12/15/18 144A @	25	25,500

		903,000

Oil & Gas — 6.2%
Alta Mesa Holdings 144A @ 9.625%, 10/15/18	250	242,812
Anadarko Petroleum Corp. 6.375%, 09/15/17	15	16,340
8.700%, 03/15/19	240	293,090
6.200%, 03/15/40	40	39,047
Antero Resources Finance Corp. 9.375%, 12/01/17	375	392,344

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas — (continued)
Berry Petroleum Co. 10.250%, 06/01/14	$125	$143,438
8.250%, 11/01/16	250	260,625
6.750%, 11/01/20	25	25,125
Bill Barrett Corp. 9.875%, 07/15/16	150	164,625
Chesapeake Energy Corp. 9.500%, 02/15/15	450	507,375
6.625%, 08/15/20	200	197,000
Concho Resources, Inc. 8.625%, 10/01/17	275	299,750
7.000%, 01/15/21	150	153,750
Connacher Oil & Gas Ltd. 144A @ 10.250%, 12/15/15	450	452,250
Continental Resources, Inc. 144A @ 7.125%, 04/01/21	150	157,500
Denbury Resources, Inc. 9.750%, 03/01/16	175	195,125
8.250%, 02/15/20	274	297,290
Encore Acquisition Co. 9.500%, 05/01/16	75	83,250
Forest Oil Corp. 7.250%, 06/15/19	53	53,795
Hilcorp Energy I LP 144A @ 8.000%, 02/15/20	225	238,219
7.625%, 04/15/21	325	335,562
Linn Energy LLC 144A @ 8.625%, 04/15/20	550	592,625
Newfield Exploration Co. 6.875%, 02/01/20	270	284,175
Penn Virginia Corp. 10.375%, 06/15/16	100	111,500
PetroHawk Energy Corp. 10.500%, 08/01/14	375	427,500
7.875%, 06/01/15	75	78,094
Plains Exploration & Production Co. 10.000%, 03/01/16	200	223,500
Precision Drilling Corp. 144A @ 6.625%, 11/15/20	200	203,500
QEP Resources, Inc. 6.875%, 03/01/21	100	105,000
Quicksilver Resources, Inc. 11.750%, 01/01/16	175	203,875
Range Resources Corp. 6.750%, 08/01/20	325	335,156
RDS Ultra-Deepwater Ltd. 144A @ 11.875%, 03/15/17	125	130,313
Swift Energy Co. 8.875%, 01/15/20	225	243,562
Tesoro Corp. 6.500%, 06/01/17	375	375,937
9.750%, 06/01/19	25	27,688
Whiting Petroleum Corp. 6.500%, 10/01/18	125	126,250

		8,016,987

	Par (000)	Value†

Oil & Gas Services — 0.7%
Cie Generale de Geophysique-Veritas 7.500%, 05/15/15	$75	$76,312
9.500%, 05/15/16	50	54,500
Complete Production Services, Inc. 8.000%, 12/15/16	275	284,625
Exterran Holdings, Inc. 144A @ 7.250%, 12/01/18	250	248,750
Global Geophysical Services, Inc. 10.500%, 05/01/17	225	223,875

		888,062

Packaging and Containers — 1.8%
Ardagh Packaging Finance Plc 144A @ 7.375%, 10/15/17	150	154,688
Ball Corp. 7.375%, 09/01/19	100	107,500
Berry Plastics Corp. 8.250%, 11/15/15	275	291,500
9.750%, 01/15/21 144A @	350	346,500
BWAY Holding Co. 144A @ 10.000%, 06/15/18	150	161,812
Clondalkin Acquisition BV 144A @ 2.302%, 12/15/13•	50	47,875
Crown Americas LLC 7.625%, 05/15/17	100	107,500
Crown European Holdings SA 144A @ 7.125%, 08/15/18	50	69,655
Graphic Packaging International, Inc. 9.500%, 06/15/17	175	190,969
7.875%, 10/01/18	200	209,500
Plastipak Holdings, Inc. 144A @ 10.625%, 08/15/19	75	84,281
10.625%, 08/15/19	125	140,469
Rexam Plc 6.750%, 06/29/67•	100	128,952
Sealed Air Corp. 7.875%, 06/15/17	100	109,970
Solo Cup Co. 10.500%, 11/01/13	225	235,125

		2,386,296

Pharmaceuticals — 0.9%
Endo Pharmaceuticals Holdings, Inc. 144A @ 7.000%, 12/15/20	125	127,500
Mylan, Inc. 144A @ 7.625%, 07/15/17	125	132,969
Valeant Pharmaceuticals International 144A @ 6.750%, 10/01/17	175	174,125
7.000%, 10/01/20	250	246,875
Warner Chilcott Co. LLC 144A @ 7.750%, 09/15/18	475	479,750

		1,161,219

Pipelines — 1.2%
El Paso Corp. 12.000%, 12/12/13	400	500,000

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pipelines — (continued)
8.250%, 02/15/16	$100	$116,000
Energy Transfer Equity LP 7.500%, 10/15/20	525	540,750
Markwest Energy Partners LP 6.750%, 11/01/20	175	175,000
Regency Energy Partners LP 6.875%, 12/01/18	175	177,187

		1,508,937

Private Equity — 0.2%
American Capital Ltd. STEP 7.960%, 12/31/13•	225	232,432

Real Estate — 0.2%
CB Richard Ellis Services, Inc. 11.625%, 06/15/17	125	144,844
6.625%, 10/15/20 144A @	175	175,000

		319,844

Real Estate Investment Trusts — 0.9%
Host Hotels & Resorts LP 6.750%, 06/01/16	225	229,781
Omega Healthcare Investors, Inc. 144A @ 6.750%, 10/15/22	175	173,469
Reckson Operating Partnership LP 6.000%, 03/31/16	75	77,259
Rouse Co. LP 6.750%, 05/01/13 144A @	50	51,812
6.750%, 11/09/15	400	414,000
Ventas Realty LP 6.500%, 06/01/16	200	207,990
6.500%, 06/01/16	25	25,999

		1,180,310

Retail — 4.7%
Burlington Coat Factory Warehouse Corp. 11.125%, 04/15/14	125	129,062
DineEquity, Inc. 144A @ 9.500%, 10/30/18	250	265,000
Dollar General Corp. PIK 11.875%, 07/15/17	206	238,960
Dunkin Finance Corp. 144A @ 9.625%, 12/01/18	275	277,750
Giraffe Acquisition Corp. 144A @ 9.125%, 12/01/18	150	156,375
HSN, Inc. 11.250%, 08/01/16	50	57,063
Inergy LP 8.750%, 03/01/15	125	133,125
7.000%, 10/01/18 144A @	275	277,062
JC Penney Corp., Inc. 7.125%, 11/15/23	50	51,625
7.400%, 04/01/37	125	118,750
Ltd. Brands, Inc. 8.500%, 06/15/19	125	142,812
Macy’s Retail Holdings, Inc. 5.900%, 12/01/16	25	26,688

	Par (000)	Value†

Retail — (continued)
Michaels Stores, Inc. 11.375%, 11/01/16	$200	$218,000
14.206%, 11/01/16 STEP•+	325	321,750
7.750%, 11/01/18 144A @	250	249,375
O’Charley’s, Inc. 9.000%, 11/01/13	200	203,500
OSI Restaurant Partners, Inc. 10.000%, 06/15/15	400	416,000
QVC, Inc. 144A @ 7.125%, 04/15/17	250	261,875
7.500%, 10/01/19	225	236,812
Rite Aid Corp. 8.625%, 03/01/15	225	196,875
9.750%, 06/12/16	50	55,063
10.375%, 07/15/16	25	26,000
10.250%, 10/15/19	225	233,719
8.000%, 08/15/20	200	208,250
The Neiman-Marcus Group, Inc. 10.375%, 10/15/15	475	501,719
The Pantry, Inc. 7.750%, 02/15/14	250	251,250
Toys R Us — Delaware, Inc. 144A @ 7.375%, 09/01/16	200	210,000
Toys R Us Property Co. LLC 8.500%, 12/01/17	175	188,125
Wendy’s/Arby’s Group LLC 10.000%, 07/15/16	350	379,750

		6,032,335

Savings & Loans — 0.2%
Amsouth Bank 5.200%, 04/01/15	250	240,938

Semiconductors — 0.4%
Advanced Micro Devices, Inc. 8.125%, 12/15/17	275	291,500
7.750%, 08/01/20 144A @	50	51,875
Freescale Semiconductor, Inc. 144A @ 10.125%, 03/15/18	100	112,500

		455,875

Software — 0.9%
Aspect Software, Inc. 144A @ 10.625%, 05/15/17	100	102,625
Fidelity National Information Services, Inc. 144A @ 7.625%, 07/15/17	200	210,500
7.875%, 07/15/20	150	158,625
First Data Corp. 144A @ 8.875%, 08/15/20	300	316,500
JDA Software Group, Inc. 8.000%, 12/15/14	125	134,687
Medassets, Inc. 144A @ 8.000%, 11/15/18	225	226,125

		1,149,062

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Storage & Warehousing — 0.1%
Niska Gas Storage US LLC 144A @ 8.875%, 03/15/18	$150	$160,500

Telecommunications — 10.2%
Alcatel-Lucent USA, Inc. CONV 2.875%, 06/15/25	50	47,188
Broadview Networks Holdings, Inc. 11.375%, 09/01/12	225	219,937
Buccaneer Merger Sub, Inc. 144A @ 9.125%, 01/15/19	125	129,063
CC Holdings GS V LLC 144A @ 7.750%, 05/01/17	175	191,188
Cincinnati Bell, Inc. 7.000%, 02/15/15	175	173,688
Clearwire Communications LLC 144A @ 12.000%, 12/01/15	825	888,937
12.000%, 12/01/17	250	258,750
Cricket Communications, Inc. 10.000%, 07/15/15	275	294,594
7.750%, 05/15/16	125	129,688
Crown Castle International Corp. 9.000%, 01/15/15	350	385,875
Digicel Group Ltd. 144A @ 8.250%, 09/01/17	225	230,625
10.500%, 04/15/18	500	550,000
GeoEye, Inc. 9.625%, 10/01/15	75	84,750
Hughes Network Systems LLC 9.500%, 04/15/14	125	128,906
9.500%, 04/15/14	100	103,125
Intelsat Corp. 9.250%, 06/15/16	300	324,000
Intelsat Jackson Holdings SA 11.250%, 06/15/16	125	134,688
8.500%, 11/01/19 144A @	575	625,312
7.250%, 10/15/20 144A @	100	101,000
Intelsat Luxembourg SA 11.250%, 02/04/17	475	517,750
Leap Wireless International, Inc. CONV 4.500%, 07/15/14	200	179,000
Level 3 Financing, Inc. 9.250%, 11/01/14	175	173,688
8.750%, 02/15/17	125	115,000
MetroPCS Wireless, Inc. 7.875%, 09/01/18	400	415,000
Nextel Communications, Inc. 5.950%, 03/15/14	150	147,375
7.375%, 08/01/15	400	400,500
NII Capital Corp. 10.000%, 08/15/16	375	415,312
8.875%, 12/15/19	225	242,437
PAETEC Holding Corp. 8.875%, 06/30/17	225	240,187
Qwest Communications International, Inc. 7.500%, 02/15/14	125	126,563
8.000%, 10/01/15	225	241,875

	Par (000)	Value†

Telecommunications — (continued)
Qwest Corp. 8.375%, 05/01/16	$200	$237,000
Sable International Finance Ltd. 144A @ 7.750%, 02/15/17	150	158,625
SBA Telecommunications, Inc. 8.250%, 08/15/19	100	109,250
Sprint Capital Corp. 6.875%, 11/15/28	75	65,625
8.750%, 03/15/32	375	378,750
Sprint Nextel Corp. 8.375%, 08/15/17	750	804,375
Telesat Canada 11.000%, 11/01/15	325	364,812
12.500%, 11/01/17	175	206,062
Trilogy International Partners LLC 144A @ 10.250%, 08/15/16	175	173,250
Viasat, Inc. 8.875%, 09/15/16	100	106,500
Virgin Media Finance Plc 9.500%, 08/15/16	500	565,000
West Corp. 11.000%, 10/15/16	75	81,375
8.625%, 10/01/18 144A @	325	344,500
7.875%, 01/15/19 144A @	175	178,063
Wind Acquisition (Escrow) 144A @~ 11.750%, 07/15/17	350	0
12.250%, 07/15/17	134	0
Wind Acquisition Finance SA 144A @ 11.750%, 07/15/17	325	366,437
7.250%, 02/15/18	300	305,250
Wind Acquisition Holdings Finance SA PIK 144A @ 12.250%, 07/15/17	234	271,361
Windstream Corp. 8.125%, 08/01/13	25	27,500
8.625%, 08/01/16	250	263,125

		13,222,861

Textiles — 0.1%
Mohawk Industries, Inc. 6.875%, 01/15/16	75	80,438

Transportation — 0.8%
DP World Sukuk Ltd. 144A @ 6.250%, 07/02/17	640	635,194
Kansas City Southern de Mexico SA de CV 8.000%, 02/01/18	225	243,562
United Maritime Group LLC 11.750%, 06/15/15	150	150,375

		1,029,131

Trucking and Leasing — 0.3%
Aircastle Ltd. 9.750%, 08/01/18	100	109,250
AWAS Aviation Capital Ltd. 144A @ 7.000%, 10/15/16	125	123,907

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Trucking and Leasing — (continued)
Maxim Crane Works LP 144A @ 12.250%, 04/15/15	$125	$121,406

		354,563

TOTAL CORPORATE BONDS (Cost $112,124,613)		119,843,943

	Number of Shares	Value†
WARRANTS — 0.0%
Anvil Holdings, Inc., Class A*^	9,238	185
Anvil Holdings, Inc., Class B*^	10,264	102

Total WARRANTS (Cost $0)		287

SHORT-TERM INVESTMENTS — 3.2%
T. Rowe Price Reserve Investment Fund (Cost $4,090,321)	4,090,321	4,090,321

TOTAL INVESTMENTS — 100.0% (Cost $121,335,875)		$129,266,484

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
^	Illiquid security. The total market value of illiquid securities at December 31, 2010 is $634,495.
•	Variable Rate Security.
¤	Defaulted Security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2010 is $0.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

Plc — Public Limited Company.

STEP — Step Coupon Bond.

Country Weightings as of 12/31/2010†
United States	88%
Bermuda	2
Canada	2
United Kingdom	2
Ireland	1
Luxembourg	1
Netherlands	1
Other	3

Total	100%

†	% of total investments as of December 31, 2010
Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Apparel	$2,493	$—	$2,493	$—
Auto Manufacturers	271,290	271,290	—	—
Auto Parts & Equipment	420,378	420,378	—	—
Banks	375,622	375,622	—	—
Entertainment	35,625	35,625	—	—
Food	146,225	146,225	—	—
Oil & Gas	199,920	199,920	—	—
Packaging and Containers	416,368	416,368	—	—
Real Estate Investment Trusts	256,194	256,194	—	—
Retail	193,221	193,221	—	—
Telecommunications	609,604	609,604	—	—
PREFERRED STOCKS
Auto Manufacturers	211,029	211,029	—	—
Banks	1,015,976	1,015,976	—	—
Lodging	191,888	191,888	—	—
Media	122,250	—	122,250	—
Packaging and Containers	—	—	—	—
Telecommunications	863,850	863,850	—	—
CORPORATE BONDS	119,843,943	—	119,843,943
WARRANTS	287	—	287	—
SHORT-TERM INVESTMENTS	4,090,321	4,090,321	—	—

TOTAL INVESTMENTS	$129,266,484	$9,297,511	$119,968,973	$—

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2009	$46,072
Transfers in and/or out of Level 3	(122,251)
Change in Appreciation/(Depreciation)	76,179

Balance as of 12/31/2010	—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

FLEXIBLY MANAGED FUND

	Number of Shares	Value†
COMMON STOCKS — 66.8%
Aerospace & Defense — 2.6%
United Technologies Corp.	529,600	$41,690,112

Agriculture — 0.4%
Philip Morris International, Inc.	114,800	6,719,244

Auto Manufacturers — 0.4%
General Motors Co.*	158,100	5,827,566

Banks — 7.7%
JPMorgan Chase & Co.	501,000	21,252,420
State Street Corp.	26,500	1,228,010
U.S. Bancorp	1,974,500	53,252,265
Wells Fargo & Co.	1,542,800	47,811,372

		123,544,067

Beverages — 3.0%
PepsiCo, Inc.	730,800	47,743,164

Chemicals — 1.0%
Air Products & Chemicals, Inc.	77,000	7,003,150
Monsanto Co.	122,000	8,496,080

		15,499,230

Commercial Services — 0.3%
The Western Union Co.	276,000	5,125,320

Computers — 5.0%
Accenture Plc, Class A	362,600	17,582,474
Hewlett-Packard Co.	340,100	14,318,210
International Business Machines Corp.	326,200	47,873,112
		79,773,796
Cosmetics & Personal Care — 3.0%
Colgate-Palmolive Co.	67,500	5,424,975
The Procter & Gamble Co.	672,082	43,235,035

		48,660,010

Distribution & Wholesale — 1.3%
Mitsubishi Corp.	762,000	20,629,092

Diversified Financial Services — 0.3%
CME Group, Inc.	1,300	418,275
Franklin Resources, Inc.	9,300	1,034,253
The Charles Schwab Corp.	213,500	3,652,985

		5,105,513

Electric — 2.4%
Entergy Corp.	40,800	2,889,864
NV Energy, Inc.	1,089,500	15,307,475
OGE Energy Corp.	337,700	15,378,858
PG&E Corp.	40,000	1,913,600
The AES Corp.*	236,000	2,874,480

		38,364,277

Electronics — 5.2%
Thermo Fisher Scientific, Inc.*	917,100	50,770,656
Tyco Electronics Ltd.	904,625	32,023,725

		82,794,381

Environmental Control — 0.5%
Republic Services, Inc.	295,700	8,829,602

	Number of Shares	Value†

Food — 3.7%
General Mills, Inc.	782,428	$27,846,613
Kellogg Co.	607,600	31,036,208

		58,882,821

Healthcare Products — 1.1%
Bard (C.R.), Inc.	40,200	3,689,154
Covidien Plc	146,300	6,680,058
Henry Schein, Inc.*	127,171	7,807,028

		18,176,240

Healthcare Services — 0.4%
Laboratory Corp. of America Holdings*	75,900	6,673,128

Household Products & Wares — 0.5%
Kimberly-Clark Corp.	122,300	7,709,792

Insurance — 3.4%
AON Corp.	661,800	30,449,418
Principal Financial Group, Inc.	733,300	23,876,248

		54,325,666

Media — 3.5%
Cablevision Systems Corp., Class A	200,100	6,771,384
Time Warner, Inc.	1,547,066	49,769,113

		56,540,497

Miscellaneous Manufacturing — 4.4%
Cooper Industries Plc, Class A	206,600	12,042,714
Danaher Corp.	870,178	41,046,296
Illinois Tool Works, Inc.	324,300	17,317,620

		70,406,630

Oil & Gas — 3.8%
Chevron Corp.	56,500	5,155,625
Exxon Mobil Corp.	305,600	22,345,472
Nexen, Inc.	1,439,300	32,959,970

		60,461,067

Pharmaceuticals — 3.1%
McKesson Corp.	10,200	717,876
Pfizer, Inc.	2,789,908	48,851,289

		49,569,165

Pipelines — 2.2%
El Paso Corp.	5,200	71,552
Spectra Energy Corp.	666,895	16,665,706
The Williams Cos., Inc.	778,300	19,239,576

		35,976,834

Retail — 2.6%
Dollar General Corp.*	243,200	7,458,944
Kohl’s Corp.*	157,200	8,542,248
Lowe’s Cos., Inc.	467,400	11,722,392
McDonald’s Corp.	181,900	13,962,644

		41,686,228

Semiconductors — 1.1%
Texas Instruments, Inc.	567,800	18,453,500

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

FLEXIBLY MANAGED FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 1.7%
CA, Inc.	536,600	$13,114,504
Fiserv, Inc.*	232,900	13,638,624
Microsoft Corp.	24,200	675,664

		27,428,792

Telecommunications — 1.9%
Amdocs Ltd.*	250,300	6,875,741
AT&T, Inc.	809,500	23,783,110

		30,658,851

Toys, Games & Hobbies — 0.3%
Mattel, Inc.	160,500	4,081,515

TOTAL COMMON STOCKS (Cost $886,068,724)		1,071,336,100

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS — 0.1%
Industrial — 0.1%
ProLogis (Cost $693,720)	$56,000	814,416

	Number of Shares	Value†
PREFERRED STOCKS — 2.3%
Auto Manufacturers — 0.6%
General Motors Co.*	163,000	8,819,930

Banks — 0.1%
Citigroup, Inc. CONV	12,300	1,681,287

Diversified Financial Services — 0.5%
AMG Capital Trust I CONV	163,900	8,184,756

Electric — 0.1%
PPL Corp. CONV	37,100	2,039,387

Finance — 0.0%
Federal National Mortgage Association CONV*	70	122,500

Food — 0.1%
Heinz Finance Co. (H.J.) 144A@^	15	1,613,907

Housewares — 0.4%
Newell Financial Trust I CONV	159,100	6,682,200

Insurance — 0.5%
Aspen Insurance Holdings Ltd. CONV	131,475	7,221,922

Oil & Gas — 0.0%
Goodrich Petroleum Corp. CONV	5,543	212,962

TOTAL PREFERRED STOCKS (Cost $40,648,195)		36,578,851

	Par (000)	Value†
CORPORATE BONDS — 9.1%
Advertising — 0.2%
Lamar Media Corp. 9.750%, 04/01/14	$2,730	$3,139,500

Airlines — 0.2%
American Airlines Pass Through Trust 2009-1A 10.375%, 01/02/21	434	512,060
Continental Airlines 2009-1 Class A Pass Through Trust 9.000%, 07/08/16	960	1,098,717
Delta Air Lines, Inc. 7.750%, 06/17/21	869	962,223
US Airways 2010-1 Class A Pass Through Trust 6.250%, 10/22/24	960	955,200
US Airways 2010-1 Class B Pass Through Trust 8.500%, 10/22/18	375	375,000

		3,903,200

Biotechnology — 0.1%
Life Technologies Corp. 3.375%, 03/01/13	845	864,140

Coal — 1.2%
Consol Energy, Inc. 144A @^ 8.000%, 04/01/17	4,325	4,606,125
Peabody Energy Corp. CONV 4.750%, 12/15/66	11,509	14,889,769

		19,495,894

Computers — 0.1%
Brocade Communications Systems, Inc. 6.625%, 01/15/18	875	920,938
6.875%, 01/15/20	200	213,000

		1,133,938

Diversified Financial Services — 0.4%
International Lease Finance Corp. @^ 6.500%, 09/01/14 144A	3,900	4,134,000
6.750%, 09/01/16 144A	125	133,438
7.125%, 09/01/18 144A	225	239,062
Janus Capital Group, Inc. 6.950%, 06/15/17	1,850	1,927,380

		6,433,880

Electric — 0.4%
Black Hills Corp. 9.000%, 05/15/14	350	401,754
Calpine Construction Finance Co. LP 144A @^ 8.000%, 06/01/16	2,800	2,975,000
Calpine Corp. 144A @^ 7.500%, 02/15/21	1,275	1,255,875
CMS Energy Corp. 6.250%, 02/01/20	175	178,593

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

FLEXIBLY MANAGED FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — (continued)
E.CL SA 144A @^ 5.625%, 01/15/21	$760	$752,902
Otter Tail Corp. 9.000%, 12/15/16	890	950,075

		6,514,199

Electronics — 0.2%
Newport Corp. CONV 2.500%, 02/15/12	3,930	4,038,075

Forest Products & Paper — 0.1%
Georgia-Pacific LLC 144A @^ 8.250%, 05/01/16	800	903,000

Gas — 0.0%
Florida Gas Transmission Co., LLC 144A @^ 4.000%, 07/15/15	425	438,671

Healthcare Products — 0.0%
Beckman Coulter, Inc. 7.000%, 06/01/19	435	477,484

Healthcare Services — 0.2%
LifePoint Hospitals, Inc. CONV 3.250%, 08/15/25	3,676	3,671,405

Household Products & Wares — 0.1%
Fortune Brands, Inc. 5.125%, 01/15/11	930	930,903

Iron & Steel — 0.4%
United States Steel Corp. CONV 4.000%, 05/15/14	3,285	6,372,900

Lodging — 0.3%
Hyatt Hotels Corp. 144A @^ 6.875%, 08/15/19	1,090	1,191,600
MGM Resorts International 13.000%, 11/15/13	770	910,525
10.375%, 05/15/14	770	864,325
9.000%, 03/15/20 144A @^	600	660,000
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 10/15/14	1,350	1,532,250

		5,158,700

Media — 0.7%
CSC Holdings, Inc. 7.625%, 04/01/11	3,625	3,670,313
DISH DBS Corp. 6.625%, 10/01/14	1,800	1,867,500
Liberty Media LLC CONV 3.125%, 03/30/23	4,408	4,942,470
Sirius XM Radio, Inc. 144A @^ 9.750%, 09/01/15	100	112,250

		10,592,533

	Par (000)	Value†

Mining — 0.4%
Newmont Mining Corp. CONV 1.250%, 07/15/14	$1,386	$1,987,178
1.625%, 07/15/17	3,006	4,369,972

		6,357,150

Miscellaneous Manufacturing — 0.2%
Actuant Corp. CONV 2.000%, 11/15/23	272	370,600
RBS Global, Inc. 8.500%, 05/01/18	1,330	1,413,125
Tyco Electronics Group SA 6.000%, 10/01/12	1,750	1,881,542

		3,665,267

Oil & Gas — 0.3%
Forest Oil Corp. 8.500%, 02/15/14	1,300	1,420,250
Goodrich Petroleum Corp. CONV 3.250%, 12/01/26	223	221,328
PetroHawk Energy Corp. 10.500%, 08/01/14	75	85,500
Pride International, Inc. 8.500%, 06/15/19	610	693,875
Questar Market Resources, Inc. 6.800%, 03/01/20	440	434,362
Quicksilver Resources, Inc. 11.750%, 01/01/16	1,200	1,398,000
Range Resources Corp. 8.000%, 05/15/19	750	816,562

		5,069,877

Oil & Gas Services — 0.4%
Oil States International, Inc. CONV 2.375%, 07/01/25	3,105	6,369,131

Packaging and Containers — 0.0%
Ball Corp. 7.375%, 09/01/19	50	53,750
Silgan Holdings, Inc. 7.250%, 08/15/16	375	399,375

		453,125

Pipelines — 0.2%
Buckeye Partners LP 5.500%, 08/15/19	1,005	1,061,331
Gulfstream Natural Gas System LLC 144A @^ 6.950%, 06/01/16	505	589,269
Southeast Supply Header LLC 144A @^ 4.850%, 08/15/14	430	450,869
Spectra Energy Capital LLC 5.650%, 03/01/20	455	483,345

		2,584,814

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

FLEXIBLY MANAGED FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Real Estate Investment Trusts — 0.3%
Host Hotels & Resorts LP CONV 144A @^ 2.625%, 04/15/27	$5,153	$5,101,470

Retail — 1.1%
Dollar General Corp. 10.625%, 07/15/15	3,500	3,806,250
11.875%, 07/15/17 PIK	1,225	1,421,000
Group 1 Automotive, Inc. CONV 3.000%, 03/15/20 144A @^	1,830	2,276,062
2.250%, 06/15/36 STEP•	7,967	7,817,619
Penske Auto Group, Inc. 7.750%, 12/15/16	2,125	2,167,500

		17,488,431

Semiconductors — 0.5%
Linear Technology Corp. CONV 3.000%, 05/01/27	1,519	1,610,140
Xilinx, Inc. CONV 3.125%, 03/15/37	5,727	5,956,080

		7,566,220

Telecommunications — 1.1%
Alcatel-Lucent USA, Inc. CONV 2.875%, 06/15/25	3,600	3,397,500
American Tower Corp. 4.500%, 01/15/18	1,410	1,397,685
CC Holdings GS V LLC 144A @^ 7.750%, 05/01/17	3,400	3,714,500
Crown Castle International Corp. 9.000%, 01/15/15	500	551,250
JDS Uniphase Corp. CONV 1.000%, 05/15/26	3,982	3,772,945
SBA Communications Corp. CONV 1.875%, 05/01/13	959	1,075,279
SBA Telecommunications, Inc. 8.000%, 08/15/16	300	324,750
8.250%, 08/15/19	225	245,812
Sprint Capital Corp. 8.375%, 03/15/12	2,650	2,802,375
6.900%, 05/01/19	300	296,250

		17,578,346

TOTAL CORPORATE BONDS (Cost $124,639,012)		146,302,253

LOAN AGREEMENTS — 7.6%
Auto Parts & Equipment — 1.1%
Federal Mogul Corp. ‡ 2.198%-2.208%, 12/29/14	11,103	10,422,494
2.198%-2.208%, 12/28/15	8,494	7,973,464

		18,395,958

Chemicals — 0.0%
Nalco Co.‡ 2.044%-2.053%, 05/13/16	495	493,297

	Par (000)	Value†

Distribution & Wholesale — 0.2%
Dunkin Brands, Inc.‡ 5.750%, 11/19/17	$3,650	$3,691,574

Diversified Financial Services — 0.9%
CIT Group, Inc.‡ 6.250%, 08/11/15	2,250	2,294,730
Fifth Third Process‡ 5.500%, 11/03/16	1,250	1,258,850
8.250%, 11/03/17	250	254,375
Interactive Data Corp.‡ 6.750%, 01/29/17	2,065	2,086,737
International Lease Finance Corp.‡ 7.000%, 03/17/16	450	457,425
MSCI, Inc.‡ 4.750%, 06/01/16	1,244	1,250,752
Nuveen Investment, Inc.‡ 3.288%-3.303%, 11/13/14	1,885	1,797,962
3.288%-3.303%, 05/31/17	2,203	2,131,107
Pinnacle Foods Finance LLC‡ 2.761%, 04/02/14	2,453	2,401,998
6.000%, 04/02/14	562	567,992
WorldPay‡ 4.500%, 08/06/17	650	652,847

		15,154,775

Electric — 0.4%
Calpine Corp.‡ 7.000%, 07/03/17	5,504	5,590,608

Engineering & Construction — 0.4%
CSC Holdings, Inc.‡ 1.011%, 02/24/12	1,210	1,197,951
2.011%, 03/29/16	4,681	4,693,291

		5,891,242

Entertainment — 0.1%
Cedar Fair LP‡ 5.500%, 12/15/16	886	894,388

Forest Products & Paper — 0.6%
Georgia-Pacific Corp.‡ 2.302%-2.303%, 12/23/12	6,302	6,296,444
3.552%-3.553%, 12/23/14	2,993	3,003,926

		9,300,370

Healthcare Products — 0.4%
Bausch & Lomb, Inc.‡ 3.511%-3.553%, 04/24/15	5,809	5,786,180

Healthcare Services — 0.4%
HCA, Inc.‡ 1.553%, 11/16/12	5,966	5,888,388

Holding Companies — 0.4%
Reynolds Group Holdings Ltd.‡ 6.500%, 05/05/16	3,225	3,259,669
Reynolds Group Holdings, Inc.‡ 6.250%, 05/05/16	1,234	1,241,473

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

FLEXIBLY MANAGED FUND

	Par (000)	Value†
LOAN AGREEMENTS — (continued)
Holding Companies — (continued)
Reynolds Holdings Group, Inc.‡ 6.750%, 05/05/16	$1,963	$1,978,298

		6,479,440

Media — 0.5%
CCO Holding LLC‡ 2.761%, 09/06/14	500	483,750
Charter Communications Operating LLC‡ 2.270%, 03/06/14	454	447,994
7.250%, 03/06/14	1,237	1,282,121
3.560%, 09/06/16	4,396	4,312,642
Univision Communications, Inc.‡ 4.511%, 03/31/17	2,286	2,172,035

		8,698,542

Miscellaneous Manufacturing — 0.1%
RBS Global, Inc.‡ 2.813%, 07/19/13	1,750	1,721,020

Retail — 0.5%
Dollar General Corp.‡ 3.011%-3.038%, 07/07/14	7,679	7,684,291

Software — 0.9%
Fidelity National Information Services, Inc.‡ 5.250%, 07/18/16	2,993	3,026,136
First Data Corp.‡ 3.011%, 09/24/14	5,930	5,478,156
3.011%, 09/24/14	6,897	6,371,101

		14,875,393

Telecommunications — 0.7%
Intelsat Corp.‡ 2.790%, 01/03/14	1,979	1,974,433
2.790%, 04/03/18	9,400	9,494,000

		11,468,433

TOTAL LOAN AGREEMENTS (Cost $116,449,479)		122,013,899

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 14.1%
T. Rowe Price Reserve Investment Fund (Cost $225,628,956)	225,628,955	225,628,955

TOTAL INVESTMENTS — 100.0% (Cost $1,394,128,086)		$1,602,674,475

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options
AT&T, Inc., $25, 01/22/11*	(19)	$(8,550)
AT&T, Inc., $30, 01/21/12*	(8,076)	(1,106,412)
Bard (C.R), $85, 01/22/11*	(402)	(333,660)
Chevron Corp., $90, 01/21/12*	(477)	(383,985)
Entergy Corp., $80, 01/21/12*	(389)	(50,570)
Exxon Mobil Corp. $70, 01/21/12*	(2,523)	(1,879,635)
Illinois Tool Works, Inc., $55, 01/21/12*	(314)	(147,580)
JPMorgan Chase & Co., $50, 1/21/12*	(1,187)	(257,579)
Kimberly-Clark Corp., $70, 01/22/11*	(1,143)	(5,715)
Kohl’s Corp., $50, 01/22/11*	(1,452)	(609,840)
Mattel, Inc., $25, 01/21/12*	(1,605)	(465,450)
McDonald’s Corp., $80, 01/21/12*	(1,759)	(633,240)
McKesson Corp., $72.5, 01/21/12*	(95)	(57,000)
Monsanto Co., $65, 01/21/12*	(821)	(972,885)
Monsanto Co., $70, 01/21/12*	(309)	(288,915)
PG&E Corp., $50, 03/19/11*	(400)	(26,000)
Philip Morris International, Inc., $60, 01/21/12*	(929)	(357,665)
ProLogis, $15, 01/21/12*	(564)	(95,880)
The AES Corp., $12.50, 01/22/11*	(2,180)	(32,700)
The Procter & Gamble Co., $65, 01/21/12*	(269)	(96,840)
The Procter & Gamble Co., $65, 01/22/11*	(2,242)	(91,922)
The Procter & Gamble Co., $70, 01/21/12*	(3,659)	(658,620)
The Williams Cos., Inc., $25, 01/21/12*	(7,592)	(2,087,800)
Time Warner, Inc., $35, 01/21/12*	(1,068)	(216,804)

TOTAL WRITTEN OPTIONS (Premiums $(7,528,779))		(10,865,247)

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
^	Illiquid security. The total market value of illiquid securities at December 31, 2010 is $31,148,000.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2010. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

FLEXIBLY MANAGED FUND

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment In Kind.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$1,071,336,100	$1,071,336,100	$—	$—
REAL ESTATE INVESTMENT TRUSTS	814,416	814,416	—	—
PREFERRED STOCKS	36,578,851	36,578,851	—
CORPORATE BONDS	146,302,253	—	146,302,253	—
LOAN AGREEMENTS	122,013,899	—	122,013,899
SHORT-TERM INVESTMENTS	225,628,956	225,628,956	—	—

TOTAL INVESTMENTS	$1,602,674,475	$1,334,358,323	$268,316,152	—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(10,865,247)	$(4,662,423)	$(6,202,824)	$—

Total Liabilities	$(10,865,247)	$(4,662,423)	$(6,202,824)	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any significant transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

BALANCED FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.8%
Penn Series Index 500 Fund* (Cost $31,943,993)	4,218,530	$38,346,434

AFFILIATED FIXED INCOME FUNDS — 39.9%
Penn Series Quality Bond Fund* (Cost $23,876,497)	2,211,444	25,564,290

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds TempCash - Institutional Shares	91,643	91,643
BlackRock Liquidity Funds TempFund - Institutional Shares	91,642	91,642

TOTAL SHORT-TERM INVESTMENTS (Cost $183,285)		183,285

TOTAL INVESTMENTS — 100.0% (Cost $56,003,775)		$64,094,009

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$38,346,434	$38,346,434	$—	$—
AFFILIATED FIXED INCOME FUNDS	25,564,290	25,564,290	—	—
SHORT-TERM INVESTMENTS	183,285	183,285	—	—

TOTAL INVESTMENTS	$64,094,009	$64,094,009	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE GROWTH STOCK FUND

	Number of Shares	Value†
COMMON STOCKS — 98.9%
Apparel — 2.3%
Coach, Inc.	41,300	$2,284,303
NIKE, Inc., Class B	20,000	1,708,400

		3,992,703

Auto Manufacturers — 1.0%
General Motors Co.*	16,300	600,818
PACCAR, Inc.	21,000	1,205,820

		1,806,638

Banks — 2.6%
JPMorgan Chase & Co.	53,500	2,269,470
Northern Trust Corp.	21,100	1,169,151
U.S. Bancorp	40,300	1,086,891

		4,525,512

Beverages — 0.7%
PepsiCo, Inc.	17,700	1,156,341

Biotechnology — 1.5%
Celgene Corp.*	15,900	940,326
Human Genome Sciences, Inc.*	24,600	587,694
Illumina, Inc.*	18,500	1,171,790

		2,699,810

Chemicals — 3.3%
Air Products & Chemicals, Inc.	10,000	909,500
Praxair, Inc.	40,000	3,818,800
The Mosaic Co.	13,400	1,023,224

		5,751,524

Coal — 0.7%
Peabody Energy Corp.	19,500	1,247,610

Commercial Services — 3.7%
Mastercard, Inc., Class A	9,100	2,039,401
The Western Union Co.	56,200	1,043,634
Visa, Inc., Class A	48,300	3,399,354

		6,482,389

Computers — 9.4%
Accenture Plc, Class A	36,600	1,774,734
Apple, Inc.*	40,400	13,031,424
EMC Corp.*	26,300	602,270
NetApp, Inc.*	19,500	1,071,720

		16,480,148

Cosmetics & Personal Care — 0.9%
Colgate-Palmolive Co.	5,400	433,998
The Procter & Gamble Co.	18,712	1,203,743

		1,637,741

Distribution & Wholesale — 1.6%
Fastenal Co.	29,200	1,749,372
W.W. Grainger, Inc.	7,300	1,008,203

		2,757,575

	Number of Shares	Value†

Diversified Financial Services — 4.9%
American Express Co.	51,900	$2,227,548
Discover Financial Services	39,900	739,347
Franklin Resources, Inc.	22,600	2,513,346
IntercontinentalExchange, Inc.*	12,200	1,453,630
Invesco Ltd.	67,800	1,631,268

		8,565,139

Electrical Components & Equipment — 0.9%
Emerson Electric Co.	28,800	1,646,496

Electronics — 1.0%
Dolby Laboratories, Inc., Class A*	25,900	1,727,530

Engineering & Construction — 0.4%
McDermott International, Inc.*	31,600	653,804

Healthcare Products — 1.1%
Edwards Lifesciences Corp.*	10,700	864,988
Stryker Corp.	20,400	1,095,480

		1,960,468

Internet — 15.8%
Akamai Technologies, Inc.*	25,100	1,180,955
Amazon.com, Inc.*	40,600	7,308,000
Baidu, Inc. ADR*	34,100	3,291,673
Ctrip.com International Ltd. ADR*	23,400	946,530
eBay, Inc.*	55,300	1,538,999
Google, Inc., Class A*	15,200	9,028,344
Liberty Media Corp.—Interactive, Class A*	75,500	1,190,635
Mail.ru Group Ltd. 144A*@^~	1,100	39,600
NetFlix, Inc.*	900	158,130
Priceline.com, Inc.*	4,000	1,598,200
Tencent Holdings Ltd.	66,000	1,434,155

		27,715,221

Leisure Time — 0.6%
Carnival Plc	24,400	1,134,406

Lodging — 2.7%
Las Vegas Sands Corp.*	20,500	941,975
Marriott International, Inc., Class A	47,597	1,977,179
MGM Resorts International*	21,600	320,760
Starwood Hotels & Resorts Worldwide, Inc.	23,700	1,440,486

		4,680,400

Machinery — Construction & Mining — 0.8%
Caterpillar, Inc.	7,300	683,718
Joy Global, Inc.	8,300	720,025

		1,403,743

Machinery — Diversified — 1.7%
Babcock & Wilcox Co.*	14,700	376,173
Cummins, Inc.	7,100	781,071
Deere & Co.	10,200	847,110
Rockwell Automation, Inc.	13,400	960,914

		2,965,268

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE GROWTH STOCK FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — 1.4%
Discovery Communications, Inc., Class A*	17,600	$733,920
The Walt Disney Co.	44,600	1,672,946

		2,406,866

Metal Fabricate/Hardware — 1.2%
Precision Castparts Corp.	15,200	2,115,992

Mining — 2.1%
Agnico-Eagle Mines Ltd.	7,700	590,590
BHP Billiton Ltd.	38,781	1,794,847
Freeport-McMoRan Copper & Gold, Inc.	11,400	1,369,026

		3,754,463

Miscellaneous Manufacturing — 3.8%
3M Co.	18,200	1,570,660
Danaher Corp.	107,500	5,070,775

		6,641,435

Oil & Gas — 4.2%
EOG Resources, Inc.	18,700	1,709,367
Murphy Oil Corp.	15,300	1,140,615
Occidental Petroleum Corp.	20,100	1,971,810
Petroleo Brasileiro S.A. ADR	23,100	789,327
Suncor Energy, Inc.	46,900	1,795,801

		7,406,920

Oil & Gas Services — 3.3%
Cameron International Corp.*	27,300	1,384,929
FMC Technologies, Inc.*	14,900	1,324,759
Schlumberger Ltd.	37,600	3,139,600

		5,849,288

Pharmaceuticals — 3.4%
Allergan, Inc.	15,900	1,091,853
Express Scripts, Inc.*	57,800	3,124,090
McKesson Corp.	24,700	1,738,386

		5,954,329

Retail — 5.9%
AutoZone, Inc.*	3,800	1,035,842
CarMax, Inc.*	36,200	1,154,056
Chipotle Mexican Grill Inc.*	3,200	680,512
Costco Wholesale Corp.	19,000	1,371,990
Dollar General Corp.*	24,000	736,080
Lowe’s Cos., Inc.	42,700	1,070,916
O’Reilly Automotive, Inc.*	18,200	1,099,644
Ross Stores, Inc.	9,700	613,525
Starbucks Corp.	79,800	2,563,974

		10,326,539

Semiconductors — 2.7%
ASML Holding N.V.	22,000	843,480
Broadcom Corp., Class A	43,200	1,881,360
Marvell Technology Group Ltd.*	18,800	348,740
Rovi Corp.*	15,600	967,356
Samsung Electronics Co. Ltd.	846	707,423

		4,748,359

	Number of Shares	Value†

Software — 0.4%
Autodesk, Inc.*	7,700	$294,140
Autonomy Corp. Plc*	13,600	319,115
Salesforce.com, Inc.*	1,200	158,400

		771,655

Telecommunications — 8.4%
American Tower Corp., Class A*	54,900	2,835,036
Corning, Inc.	120,000	2,318,400
Crown Castle International Corp.*	87,500	3,835,125
Juniper Networks, Inc.*	63,800	2,355,496
QUALCOMM, Inc.	70,600	3,493,994

		14,838,051

Transportation — 4.5%
Expeditors International of Washington, Inc.	27,400	1,496,040
FedEx Corp.	33,400	3,106,534
Union Pacific Corp.	17,800	1,649,348
United Parcel Service, Inc., Class B	23,000	1,669,340

		7,921,262

TOTAL COMMON STOCKS (Cost $128,230,617)		173,725,625

SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity Funds TempCash - Institutional Shares	921,465	921,465
BlackRock Liquidity Funds TempFund - Institutional Shares	921,465	921,465
T. Rowe Price Reserve Investment Fund	1,024	1,024

TOTAL SHORT-TERM INVESTMENTS (Cost $1,843,954)		1,843,954

TOTAL INVESTMENTS — 100.0% (Cost $130,074,571)		$175,569,579

@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
^	Illiquid security. The total market value of illiquid securities at December 31, 2010 is $39,600.
†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2010 is $39,600.
ADR	— American Depository Receipt.
Plc	— Public Limited Company.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE GROWTH STOCK FUND

COMMON STOCKS COUNTRY DIVERSIFICATION	% of Market Value	Value†
United States	89.7%	$157,566,088
China	2.7%	4,725,828
France	1.8%	3,139,600
Canada	1.4%	2,386,391
Australia	1.0%	1,794,847
Ireland	1.0%	1,774,734
United Kingdom	0.8%	1,453,521
Netherlands	0.5%	843,480
Brazil	0.5%	789,327
South Korea	0.4%	707,423
Bermuda	0.2%	348,740
Russia	—%	39,600

	100.0%	$175,569,579

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Apparel	$3,992,703	$3,992,703	$—	$—
Auto Manufacturers	1,806,638	1,806,638	—	—
Banks	4,525,512	4,525,512	—	—
Beverages	1,156,341	1,156,341	—	—
Biotechnology	2,699,810	2,699,810	—	—
Chemicals	5,751,524	5,751,524	—	—
Coal	1,247,610	1,247,610	—	—
Commercial Services	6,482,389	6,482,389	—	—
Computers	16,480,148	16,480,148	—	—
Cosmetics & Personal Care	1,637,741	1,637,741	—	—
Distribution & Wholesale	2,757,575	2,757,575	—	—
Diversified Financial Services	8,565,139	8,565,139	—	—
Electrical Components & Equipment	1,646,496	1,646,496	—	—
Electronics	1,727,530	1,727,530	—	—
Engineering & Construction	653,804	653,804	—	—
Healthcare Products	1,960,468	1,960,468	—	—
Internet	27,715,221	27,675,621	39,600	—
Leisure Time	1,134,406	1,134,406	—	—
Lodging	4,680,400	4,680,400	—	—
Machinery—Construction & Mining	1,403,743	1,403,743	—	—
Machinery—Diversified	2,965,268	2,965,268	—	—
Media	2,406,866	2,406,866	—	—
Metal Fabricate/Hardware	2,115,992	2,115,992	—	—
Mining	3,754,463	3,754,463	—	—
Miscellaneous Manufacturing	6,641,435	6,641,435	—	—
Oil & Gas	7,406,920	7,406,920	—	—
Oil & Gas Services	5,849,288	5,849,288	—	—
Pharmaceuticals	5,954,329	5,954,329	—	—
Retail	10,326,539	10,326,539	—	—
Semiconductors	4,748,359	4,748,359	—	—
Software	771,655	771,655	—	—
Telecommunications	14,838,051	14,838,051	—	—
Transportation	7,921,262	7,921,262	—	—

TOTAL COMMON STOCKS	173,725,625	173,686,025	39,600	—

SHORT-TERM INVESTMENTS	1,843,954	1,843,954	—	—

TOTAL INVESTMENTS	$175,569,579	$175,529,979	$39,600	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any significant transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 96.3%
Agriculture — 2.3%
Archer-Daniels-Midland Co.	26,250	$789,600

Apparel — 1.4%
Coach, Inc.	8,590	475,113

Auto Manufacturers — 0.9%
General Motors Co.*	8,570	315,890

Auto Parts & Equipment — 0.6%
BorgWarner, Inc.*	2,660	192,478

Banks — 4.7%
Citigroup, Inc.*	121,360	574,033
HDFC Bank Ltd. ADR	2,690	449,526
Itau Unibanco Holding S.A. ADR	24,580	590,165

		1,613,724

Beverages — 2.0%
PepsiCo, Inc.	10,660	696,418

Biotechnology — 2.5%
Alexion Pharmaceuticals, Inc.*	3,100	249,705
Biogen Idec, Inc.*	5,320	356,706
Illumina, Inc.*	3,710	234,991

		841,402

Chemicals — 1.8%
Celanese Corp., Series A	8,340	343,358
CF Industries Holdings, Inc.	1,940	262,191

		605,549

Coal — 0.9%
Walter Energy, Inc.	2,370	302,981

Commercial Services — 2.1%
Manpower, Inc.	3,950	247,902
The Western Union Co.	24,920	462,764

		710,666

Computers — 7.6%
Apple, Inc.*	6,489	2,093,092
NetApp, Inc.*	4,430	243,473
SanDisk Corp.*	5,700	284,202

		2,620,767

Distribution & Wholesale — 0.9%
Fastenal Co.	5,020	300,748

Diversified Financial Services — 4.8%
IntercontinentalExchange, Inc.*	4,890	582,643
Invesco Ltd.	24,930	599,816
The Charles Schwab Corp.	27,850	476,514

		1,658,973

Electrical Components & Equipment — 0.8%
AMETEK, Inc.	7,440	292,020

Electronics — 0.7%
Agilent Technologies, Inc.*	5,880	243,608

	Number of Shares	Value†

Food — 1.0%
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	4,260	$178,835
Whole Foods Market, Inc.	3,110	157,335

		336,170

Healthcare Products — 1.6%
Hospira, Inc.*	6,960	387,602
Intuitive Surgical, Inc.*	650	167,538

		555,140

Healthcare Services — 0.9%
Universal Health Services, Inc., Class B	6,980	303,072

Insurance — 1.7%
Aflac, Inc.	10,260	578,972

Internet — 7.0%
Amazon.com, Inc.*	3,250	585,000
Baidu, Inc. ADR*	2,780	268,353
F5 Networks, Inc.*	4,270	555,783
Google, Inc., Class A*	1,680	997,870

		2,407,006

Iron & Steel — 1.6%
Cliffs Natural Resources, Inc.	3,930	306,579
United States Steel Corp.	4,390	256,464

		563,043

Leisure Time — 0.8%
Royal Caribbean Cruises Ltd.*	5,600	263,200

Lodging — 2.1%
Las Vegas Sands Corp.*	6,710	308,324
Starwood Hotels & Resorts Worldwide, Inc.	6,810	413,912

		722,236

Machinery — Construction & Mining — 2.2%
Caterpillar, Inc.	8,010	750,217

Machinery — Diversified — 1.5%
Cummins, Inc.	4,760	523,648

Media — 0.7%
Time Warner Cable, Inc.	3,600	237,708

Metal Fabricate/Hardware — 0.6%
Precision Castparts Corp.	1,600	222,736

Mining — 1.5%
Goldcorp, Inc.	11,030	507,159

Oil & Gas — 9.0%
Anadarko Petroleum Corp.	10,260	781,402
Cimarex Energy Co.	6,480	573,674
Concho Resources, Inc.*	6,720	589,142
Devon Energy Corp.	9,580	752,126
Questar Corp.	21,720	378,145

		3,074,489

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas Services — 3.8%
National Oilwell Varco, Inc.	3,590	$241,427
Schlumberger Ltd.	12,660	1,057,110

		1,298,537

Pharmaceuticals — 5.1%
Allergan, Inc.	8,230	565,154
Express Scripts, Inc.*	8,630	466,452
Mead Johnson Nutrition Co.	8,540	531,615
Shire Plc ADR	2,550	184,569

		1,747,790

Real Estate — 1.4%
C.B. Richard Ellis Group, Inc., Class A*	23,270	476,570

Retail — 2.0%
Guess?, Inc.	4,640	219,565
Starbucks Corp.	14,720	472,953

		692,518

Semiconductors — 5.3%
ASML Holding N.V.	13,420	514,523
Broadcom Corp., Class A	15,890	692,009
Lam Research Corp.*	5,840	302,395
Varian Semiconductor Equipment Associates, Inc.*	8,550	316,094

		1,825,021

Software — 3.8%
Oracle Corp.	20,730	648,849
Salesforce.com, Inc.*	4,860	641,520

		1,290,369

Telecommunications — 6.3%
America Movil S.A.B. de C.V., Series L ADR	9,150	524,661
Juniper Networks, Inc.*	6,540	241,457
NII Holdings, Inc.*	12,780	570,755
QUALCOMM, Inc.	16,440	813,615

		2,150,488

Transportation — 2.4%
FedEx Corp.	8,910	828,719

TOTAL COMMON STOCKS (Cost $27,085,384)		33,014,745

REAL ESTATE INVESTMENT TRUSTS — 1.3%
Regional Malls — 1.3%
Simon Property Group, Inc. (Cost $396,234)	4,510	448,700

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	402,346	$402,346
BlackRock Liquidity Funds TempFund - Institutional Shares	402,346	402,346

TOTAL SHORT-TERM INVESTMENTS (Cost $804,692)		804,692

TOTAL INVESTMENTS — 100.0% (Cost $28,286,310)		$34,268,137

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depository Receipt.
Plc	— Public Limited Company.

Country Weightings as of 12/31/2010†
United States	88%
France	3
Brazil	2
Mexico	2
Netherlands	2
Canada	1
India	1
Other	1

Total	100%

†	% of total investments as of December 31, 2010

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$33,014,745	$33,014,745	$—	$—
REAL ESTATE INVESTMENT TRUSTS	448,700	448,700	—	—
SHORT-TERM INVESTMENTS	804,692	804,692	—	—

TOTAL INVESTMENTS	$34,268,137	$34,268,137	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE CORE GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 99.6%
Airlines — 1.4%
Delta Air Lines, Inc.*	140,244	$1,767,074

Apparel — 1.7%
Coach, Inc.	37,610	2,080,209

Auto Manufacturers — 4.3%
Daimler AG	24,890	1,682,066
Ford Motor Co.*	219,250	3,681,208

		5,363,274

Auto Parts & Equipment — 1.9%
Johnson Controls, Inc.	61,760	2,359,232

Banks — 3.6%
Citigroup, Inc.*	336,460	1,591,456
Itau Unibanco Holding S.A. ADR	58,910	1,414,429
The Goldman Sachs Group, Inc.	8,910	1,498,306

		4,504,191

Chemicals — 2.0%
Ecolab, Inc.	19,240	970,081
LyondellBasell Industries NV, Class A*	44,630	1,535,272

		2,505,353

Commercial Services — 1.7%
Mastercard, Inc., Class A	9,320	2,088,705

Computers — 9.0%
Apple, Inc.*	22,200	7,160,832
EMC Corp.*	92,930	2,128,097
NetApp, Inc.*	33,290	1,829,619

		11,118,548

Diversified Financial Services — 3.0%
American Express Co.	24,520	1,052,398
BlackRock, Inc.	7,316	1,394,283
Invesco Ltd.	53,260	1,281,436

		3,728,117

Electrical Components & Equipment — 2.0%
Emerson Electric Co.	43,670	2,496,614

Electronics — 3.1%
Agilent Technologies, Inc.*	55,240	2,288,593
Amphenol Corp., Class A	28,240	1,490,507

		3,779,100

Healthcare Products — 1.9%
Varian Medical Systems, Inc.*	33,340	2,309,795

Healthcare Services — 2.8%
Laboratory Corp. of America Holdings*	16,530	1,453,318
UnitedHealth Group, Inc.	56,840	2,052,492

		3,505,810

Internet — 9.5%
Amazon.com, Inc.*	16,895	3,041,100
Baidu, Inc. ADR*	16,160	1,559,925
Equinix, Inc.*	10,410	845,917
F5 Networks, Inc.*	12,170	1,584,047

	Number of Shares	Value†

Internet — (continued)
Google, Inc., Class A*	4,590	$2,726,322
Priceline.com, Inc.*	5,100	2,037,705

		11,795,016

Lodging — 2.0%
Marriott International, Inc., Class A	60,560	2,515,662

Machinery — Diversified — 5.2%
AGCO Corp.*	40,080	2,030,453
Cummins, Inc.	24,025	2,642,990
Rockwell Automation, Inc.	23,830	1,708,849

		6,382,292

Media — 5.8%
CBS Corp., Class B	104,510	1,990,915
DIRECTV, Class A*	47,890	1,912,248
The Walt Disney Co.	88,180	3,307,632

		7,210,795

Metal Fabricate/Hardware — 2.4%
Precision Castparts Corp.	21,580	3,004,152

Miscellaneous Manufacturing — 3.5%
Eaton Corp.	26,220	2,661,592
Parker Hannifin Corp.	19,100	1,648,330

		4,309,922

Oil & Gas — 8.2%
ConocoPhillips	36,780	2,504,718
Newfield Exploration Co.*	28,100	2,026,291
Noble Energy, Inc.	10,890	937,411
Occidental Petroleum Corp.	22,730	2,229,813
Pioneer Natural Resources Co.	28,280	2,455,270

		10,153,503

Oil & Gas Services — 1.8%
Halliburton Co.	53,680	2,191,754

Pharmaceuticals — 3.0%
Allergan, Inc.	25,250	1,733,918
Express Scripts, Inc.*	37,510	2,027,415

		3,761,333

Retail — 4.7%
Costco Wholesale Corp.	31,040	2,241,399
Kohl’s Corp.*	27,500	1,494,350
Macy’s, Inc.	81,550	2,063,215

		5,798,964

Semiconductors — 1.0%
Texas Instruments, Inc.	37,280	1,211,600

Software — 6.6%
Citrix Systems, Inc.*	33,290	2,277,369
Oracle Corp.	72,090	2,256,417
Salesforce.com, Inc.*	12,540	1,655,280
VMware, Inc., Class A*	21,630	1,923,123

		8,112,189

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE CORE GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — 5.5%
American Tower Corp., Class A*	53,136	$2,743,943
Juniper Networks, Inc.*	60,240	2,224,061
QUALCOMM, Inc.	37,740	1,867,753

		6,835,757

Transportation — 2.0%
Union Pacific Corp.	26,170	2,424,912

TOTAL COMMON STOCKS (Cost $92,747,539)		123,313,873

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	266,333	266,333
BlackRock Liquidity Funds TempFund - Institutional Shares	266,333	266,333

TOTAL SHORT-TERM INVESTMENTS (Cost $532,666)		532,666

TOTAL INVESTMENTS — 100.0% (Cost $93,280,205)		$123,846,539

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$123,313,873	$123,313,873	$—	$—
SHORT-TERM INVESTMENTS	532,666	532,666	—	—

TOTAL INVESTMENTS	$123,846,539	$123,846,539	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 97.3%
Airlines — 1.3%
United Continental Holdings, Inc.*	93,910	$2,236,936

Auto Manufacturers — 1.6%
Navistar International Corp.*	47,890	2,773,310

Auto Parts & Equipment — 1.8%
Lear Corp.*	30,530	3,013,616

Banks — 16.0%
CIT Group, Inc.*	71,030	3,345,513
Comerica, Inc.	56,280	2,377,267
JPMorgan Chase & Co.	156,370	6,633,216
PNC Financial Services Group, Inc.	40,170	2,439,122
State Street Corp.	88,560	4,103,871
The Goldman Sachs Group, Inc.	10,010	1,683,282
U.S. Bancorp	103,120	2,781,146
Wells Fargo & Co.	116,900	3,622,731

		26,986,148

Beverages — 2.8%
The Coca-Cola Co.	70,780	4,655,201

Biotechnology — 3.7%
Amgen, Inc.*	59,590	3,271,491
Gilead Sciences, Inc.*	82,050	2,973,492

		6,244,983

Chemicals — 3.7%
Celanese Corp., Series A	88,480	3,642,722
Potash Corp. of Saskatchewan, Inc.	17,440	2,700,235

		6,342,957

Coal — 1.1%
Consol Energy, Inc.	38,720	1,887,213

Diversified Financial Services — 0.5%
E*Trade Financial Corp.*	53,700	859,200

Electric — 5.7%
American Electric Power Co., Inc.	45,720	1,645,006
Edison International	99,690	3,848,034
Entergy Corp.	58,720	4,159,137

		9,652,177

Gas — 0.4%
NiSource, Inc.	40,250	709,205

Healthcare Services — 3.7%
Humana, Inc.*	58,290	3,190,794
WellPoint, Inc.*	54,760	3,113,654

		6,304,448

Household Products & Wares — 1.7%
Church & Dwight Co., Inc.	40,860	2,820,157

Insurance — 6.5%
ACE Ltd.	55,820	3,474,795
CNO Financial Group, Inc.*	147,850	1,002,423
MetLife, Inc.	113,560	5,046,607
Prudential Financial, Inc.	24,700	1,450,137

		10,973,962

	Number of Shares	Value†

Iron & Steel — 1.0%
Allegheny Technologies, Inc.	32,140	$1,773,485

Machinery — Diversified — 0.8%
Babcock & Wilcox Co.*	53,880	1,378,789

Media — 5.6%
Comcast Corp., Class A	140,850	3,094,475
Time Warner Cable, Inc.	36,966	2,440,865
Viacom, Inc., Class B	99,810	3,953,474

		9,488,814

Miscellaneous Manufacturing — 3.8%
Ingersoll-Rand Plc	85,430	4,022,899
Tyco International Ltd.	56,130	2,326,027

		6,348,926

Office & Business Equipment — 1.1%
Xerox Corp.	161,230	1,857,370

Oil & Gas — 7.4%
Chevron Corp.	81,590	7,445,087
Exxon Mobil Corp.	44,000	3,217,280
Royal Dutch Shell Plc ADR	26,520	1,771,006

		12,433,373

Oil & Gas Services — 3.2%
Halliburton Co.	131,630	5,374,453

Pharmaceuticals — 6.5%
Merck & Co., Inc.	135,900	4,897,836
Pfizer, Inc.	351,551	6,155,658

		11,053,494

Retail — 4.2%
AerCap Holdings N.V.*	135,770	1,917,072
Target Corp.	43,280	2,602,426
Walgreen Co.	67,710	2,637,982

		7,157,480

Software — 2.1%
Microsoft Corp.	127,650	3,563,988

Telecommunications — 7.1%
AT&T, Inc.	177,067	5,202,228
Harris Corp.	74,360	3,368,508
QUALCOMM, Inc.	37,830	1,872,207
Vodafone Group Plc ADR	60,370	1,595,579

		12,038,522

Textiles — 1.9%
Mohawk Industries, Inc.*	55,870	3,171,181

Transportation — 2.1%
Norfolk Southern Corp.	55,620	3,494,048

TOTAL COMMON STOCKS (Cost $141,775,770)		164,593,436

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE CAP VALUE FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.7%
BlackRock Liquidity Funds TempCash - Institutional Shares	2,246,910	$2,246,910
BlackRock Liquidity Funds TempFund - Institutional Shares	2,246,909	2,246,909

TOTAL SHORT-TERM INVESTMENTS (Cost $4,493,819)		4,493,819

TOTAL INVESTMENTS — 100.0% (Cost $146,269,589)		$169,087,255

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 12/31/2010 †
United States	90%
Canada	2
Ireland	2
Netherlands	2
Switzerland	2
Bermuda	1
United Kingdom	1

Total	100%

†	% of total investments as of December 31, 2010

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
TOTAL COMMON STOCKS	$164,593,436	$164,593,436	$—	$—
SHORT-TERM INVESTMENTS	4,493,819	4,493,819	—	—

TOTAL INVESTMENTS	$169,087,255	$169,087,255	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 92.6%
Aerospace & Defense — 3.1%
General Dynamics Corp.	29,477	$2,091,688
The Boeing Co.	14,842	968,589
United Technologies Corp.	27,137	2,136,224

		5,196,501

Agriculture — 0.5%
Philip Morris International, Inc.	15,211	890,300

Auto Manufacturers — 0.6%
PACCAR, Inc.	18,596	1,067,782

Banks — 16.4%
Bank of America Corp.	241,585	3,222,744
Citigroup, Inc.*	231,573	1,095,340
Fifth Third Bancorp	123,165	1,808,062
JPMorgan Chase & Co.	99,153	4,206,070
KeyCorp	184,893	1,636,303
Northern Trust Corp.	17,865	989,900
PNC Financial Services Group, Inc.	57,006	3,461,404
The Goldman Sachs Group, Inc.	19,059	3,204,961
U.S. Bancorp	95,150	2,566,196
Wells Fargo & Co.	156,121	4,838,190

		27,029,170

Beverages — 1.0%
PepsiCo, Inc.	24,527	1,602,349

Biotechnology — 1.3%
Amgen, Inc.*	38,265	2,100,749

Chemicals — 0.7%
Air Products & Chemicals, Inc.	11,934	1,085,397

Coal — 2.0%
Peabody Energy Corp.	51,180	3,274,496

Commercial Services — 0.9%
Mastercard, Inc., Class A	6,389	1,431,839

Computers — 2.6%
Accenture Plc, Class A	19,367	939,106
Hewlett-Packard Co.	42,637	1,795,018
International Business Machines Corp.	10,621	1,558,738

		4,292,862

Diversified Financial Services — 1.0%
American Express Co.	37,132	1,593,705

Electric — 3.4%
American Electric Power Co., Inc.	64,226	2,310,851
PG&E Corp.	35,892	1,717,073
Public Service Enterprise Group, Inc.	51,476	1,637,452

		5,665,376

Electronics — 0.6%
Thermo Fisher Scientific, Inc.*	18,087	1,001,296

Environmental Control — 0.7%
Waste Management, Inc.	32,100	1,183,527

	Number of Shares	Value†

Food — 3.4%
Kellogg Co.	16,559	$845,834
Kraft Foods, Inc., Class A	40,093	1,263,330
Nestle SA ADR	59,068	3,474,380

		5,583,544

Gas — 1.1%
Sempra Energy	34,254	1,797,650

Healthcare Products — 3.2%
Covidien Plc	36,360	1,660,198
Johnson & Johnson	57,727	3,570,415

		5,230,613

Healthcare Services — 1.0%
UnitedHealth Group, Inc.	43,911	1,585,626

Household Products & Wares — 0.5%
Kimberly-Clark Corp.	13,981	881,362

Insurance — 5.3%
Lincoln National Corp.	57,742	1,605,805
MetLife, Inc.	68,268	3,033,830
Prudential Financial, Inc.	53,703	3,152,903
The Travelers Cos., Inc.	16,057	894,536

		8,687,074

Iron & Steel — 0.7%
United States Steel Corp.	20,771	1,213,442

Leisure Time — 0.8%
Carnival Corp.	29,196	1,346,228

Machinery — Construction & Mining — 0.8%
Caterpillar, Inc.	13,666	1,279,958

Media — 1.4%
The Walt Disney Co.	31,478	1,180,740
Time Warner Cable, Inc.	18,115	1,196,133

		2,376,873

Mining — 3.1%
BHP Billiton Ltd. ADR	25,341	2,354,686
Freeport-McMoRan Copper & Gold, Inc.	23,016	2,763,991

		5,118,677

Miscellaneous Manufacturing — 2.6%
General Electric Co.	170,281	3,114,440
Tyco International Ltd.	26,792	1,110,260

		4,224,700

Oil & Gas — 11.6%
Apache Corp.	31,809	3,792,587
ConocoPhillips	61,925	4,217,093
Exxon Mobil Corp.	45,016	3,291,570
Hess Corp.	46,562	3,563,855
Occidental Petroleum Corp.	43,439	4,261,366

		19,126,471

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — 5.7%
Abbott Laboratories	54,635	$2,617,563
Merck & Co., Inc.	87,558	3,155,590
Pfizer, Inc.	212,423	3,719,527

		9,492,680

Retail — 8.3%
Best Buy Co., Inc.	32,077	1,099,920
CVS Caremark Corp.	52,064	1,810,265
McDonald’s Corp.	36,954	2,836,589
Staples, Inc.	41,576	946,686
Target Corp.	28,893	1,737,336
TJX Cos., Inc.	39,237	1,741,730
Wal-Mart Stores, Inc.	66,533	3,588,125

		13,760,651

Semiconductors — 0.5%
Intel Corp.	41,461	871,925

Software — 1.6%
Microsoft Corp.	62,141	1,734,977
Oracle Corp.	31,289	979,345

		2,714,322

Telecommunications — 4.7%
AT&T, Inc.	60,340	1,772,789
Cisco Systems, Inc.*	78,469	1,587,428
Rogers Communications, Inc., Class B	49,834	1,725,752
Telefonaktiebolaget LM Ericsson ADR	71,039	819,080
Verizon Communications, Inc.	51,444	1,840,666

		7,745,715

Transportation — 1.5%
Union Pacific Corp.	27,670	2,563,902

TOTAL COMMON STOCKS (Cost $123,812,085)		153,016,762

REAL ESTATE INVESTMENT TRUSTS — 2.3%
Apartments — 0.9%
AvalonBay Communities, Inc.	12,925	1,454,709

Diversified — 0.8%
Vornado Realty Trust	16,473	1,372,695

Office Property — 0.6%
Boston Properties, Inc.	11,567	995,919

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,007,585)		3,823,323

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 5.1%
BlackRock Liquidity Funds TempCash - Institutional Shares	4,173,386	$4,173,386
BlackRock Liquidity Funds TempFund - Institutional Shares	4,173,387	4,173,387

TOTAL SHORT-TERM INVESTMENTS (Cost $8,346,773)		8,346,773

TOTAL INVESTMENTS — 100.0% (Cost $134,166,443)		$165,186,858

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depository Receipt.
Plc	— Public Limited Company.

Country Weightings as of 12/31/2010†
United States	93%
Ireland	2
Switzerland	2
Australia	1
Bermuda	1
Canada	1

Total	100%

†	% of total investments as of December 31, 2010

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 09/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$153,016,762	$153,016,762	$—	$—
REAL ESTATE INVESTMENT TRUSTS	3,823,323	3,823,323	—	—
SHORT-TERM INVESTMENTS	8,346,773	8,346,773	—	—

TOTAL INVESTMENTS	$165,186,858	$165,186,858	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — 88.0%
Advertising — 0.1%
Omnicom Group, Inc.	7,067	$323,669
The Interpublic Group of Cos., Inc.*#	11,634	123,553

		447,222

Aerospace & Defense — 1.8%
General Dynamics Corp.	8,497	602,947
Goodrich Corp.	2,847	250,735
L-3 Communications Holdings, Inc.	2,700	190,323
Lockheed Martin Corp.#	6,637	463,993
Northrop Grumman Corp.	6,592	427,030
Raytheon Co.	8,176	378,876
Rockwell Collins, Inc.	3,545	206,532
The Boeing Co.	16,621	1,084,686
United Technologies Corp.	21,042	1,656,426

		5,261,548

Agriculture — 1.6%
Altria Group, Inc.	47,378	1,166,446
Archer-Daniels-Midland Co.	14,899	448,162
Lorillard, Inc.	3,503	287,456
Philip Morris International, Inc.	41,388	2,422,440
Reynolds American, Inc.#	7,502	244,715

		4,569,219

Airlines — 0.1%
Southwest Airlines Co.	17,817	231,265

Apparel — 0.5%
Coach, Inc.	6,677	369,305
NIKE, Inc., Class B	8,623	736,577
Polo Ralph Lauren Corp.#	1,428	158,394
VF Corp.	2,108	181,667

		1,445,943

Auto Manufacturers — 0.7%
Ford Motor Co.*#	85,167	1,429,954
PACCAR, Inc.#	8,544	490,596

		1,920,550

Auto Parts & Equipment — 0.2%
Johnson Controls, Inc.	15,711	600,160
The Goodyear Tire & Rubber Co.*	5,606	66,431

		666,591

Banks — 7.8%
Bank of America Corp.	230,035	3,068,667
BB&T Corp.#	15,999	420,614
Capital One Financial Corp.	10,241	435,857
Citigroup, Inc.*	662,717	3,134,651
Comerica, Inc.#	4,344	183,491
Fifth Third Bancorp	18,546	272,255
First Horizon National Corp.*	6,130	72,213
Huntington Bancshares, Inc.	16,565	113,802
JPMorgan Chase & Co.	89,164	3,782,337
KeyCorp	21,599	191,151
M&T Bank Corp.	2,608	227,026
Marshall & Ilsley Corp.	13,671	94,603

	Number of Shares	Value†

Banks — (continued)
Morgan Stanley	34,363	$935,017
Northern Trust Corp.	5,747	318,441
PNC Financial Services Group, Inc.	11,883	721,536
Regions Financial Corp.	26,994	188,958
State Street Corp.	11,347	525,820
SunTrust Banks, Inc.	11,788	347,864
The Bank of New York Mellon Corp.	28,880	872,176
The Goldman Sachs Group, Inc.	11,643	1,957,887
U.S. Bancorp#	43,556	1,174,705
Wells Fargo & Co.	119,737	3,710,650
Zions Bancorporation	4,004	97,017

		22,846,738

Beverages — 2.3%
Brown-Forman Corp., Class B#	2,462	171,404
Coca-Cola Enterprises, Inc.	7,928	198,438
Constellation Brands, Inc., Class A*	3,723	82,465
Dr. Pepper Snapple Group, Inc.	5,000	175,800
Molson Coors Brewing Co., Class B	3,738	187,610
PepsiCo, Inc.	36,161	2,362,398
The Coca-Cola Co.	52,985	3,484,824

		6,662,939

Biotechnology — 1.2%
Amgen, Inc.*	21,501	1,180,405
Biogen Idec, Inc.*	5,333	357,578
Celgene Corp.*	10,728	634,454
Genzyme Corp.*	6,130	436,456
Gilead Sciences, Inc.*	18,349	664,968
Life Technologies Corp.*	4,459	247,474

		3,521,335

Building Materials — 0.0%
Masco Corp.#	8,877	112,383

Chemicals — 1.9%
Air Products & Chemicals, Inc.	4,921	447,565
Airgas, Inc.	2,000	124,920
CF Industries Holdings, Inc.	1,600	216,240
E.I. du Pont de Nemours & Co.#	20,723	1,033,663
Eastman Chemical Co.#	1,591	133,771
Ecolab, Inc.	5,433	273,932
FMC Corp.	1,800	143,802
International Flavors & Fragrances, Inc.	1,875	104,231
Monsanto Co.	12,137	845,221
PPG Industries, Inc.	3,610	303,493
Praxair, Inc.#	7,126	680,319
Sigma-Aldrich Corp.#	2,722	181,176
The Dow Chemical Co.	26,304	898,019
The Sherwin-Williams Co.#	2,034	170,348

		5,556,700

Coal — 0.3%
Consol Energy, Inc.	5,176	252,278
Massey Energy Co.	2,274	122,000
Peabody Energy Corp.	6,212	397,444

		771,722

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — 1.2%
Apollo Group, Inc., Class A*	2,943	$116,219
Automatic Data Processing, Inc.	11,143	515,698
DeVry, Inc.	1,500	71,970
Donnelley (R.R.) & Sons Co.	5,353	93,517
Equifax, Inc.	3,034	108,010
H&R Block, Inc.#	8,066	96,066
Iron Mountain, Inc.	4,300	107,543
Mastercard, Inc., Class A	2,225	498,645
Monster Worldwide, Inc.*	3,731	88,164
Moody’s Corp.#	4,973	131,984
Paychex, Inc.	7,775	240,325
Quanta Services, Inc.*#	4,900	97,608
Robert Half International, Inc.#	3,207	98,134
SAIC, Inc.*#	7,300	115,778
The Western Union Co.	15,878	294,855
Total System Services, Inc.	3,477	53,476
Visa, Inc., Class A	11,064	778,684

		3,506,676

Computers — 5.6%
Apple, Inc.*	20,926	6,749,891
Cognizant Technology Solutions Corp., Class A*	7,152	524,170
Computer Sciences Corp.	3,757	186,347
Dell, Inc.*	37,842	512,759
EMC Corp.*	46,748	1,070,529
Hewlett-Packard Co.	51,683	2,175,854
International Business Machines Corp.	28,358	4,161,820
Lexmark International, Inc., Class A*#	1,721	59,925
NetApp, Inc.*	8,221	451,826
SanDisk Corp.*	5,597	279,067
Teradata Corp.*	3,816	157,067
Western Digital Corp.*	5,600	189,840

		16,519,095

Cosmetics & Personal Care — 1.9%
Avon Products, Inc.	10,350	300,771
Colgate-Palmolive Co.	10,935	878,846
The Estee Lauder Cos., Inc., Class A	2,637	212,806
The Procter & Gamble Co.	63,894	4,110,301

		5,502,724

Distribution & Wholesale — 0.2%
Fastenal Co.#	3,200	191,712
Genuine Parts Co.	3,805	195,349
W.W. Grainger, Inc.#	1,272	175,676

		562,737

Diversified Financial Services — 1.5%
American Express Co.	23,780	1,020,638
Ameriprise Financial, Inc.	5,846	336,437
CME Group, Inc.	1,512	486,486
Discover Financial Services	12,278	227,511
E*Trade Financial Corp.*	5,181	82,896
Federated Investors, Inc., Class B#	2,495	65,294
Franklin Resources, Inc.	3,452	383,897

	Number of Shares	Value†

Diversified Financial Services — (continued)
IntercontinentalExchange, Inc.*	1,680	$200,172
Invesco Ltd.	10,667	256,648
Janus Capital Group, Inc.#	4,666	60,518
Legg Mason, Inc.	3,561	129,157
NYSE Euronext	5,785	173,434
SLM Corp.*	11,534	145,213
T. Rowe Price Group, Inc.	5,981	386,014
The Charles Schwab Corp.	23,569	403,266
The NASDAQ OMX Group, Inc.*	3,100	73,501

		4,431,082

Diversified Operations — 0.0%
Leucadia National Corp.#	4,360	127,225

Electric — 2.7%
Allegheny Energy, Inc.	4,187	101,493
Ameren Corp.	5,298	149,351
American Electric Power Co., Inc.	11,057	397,831
CMS Energy Corp.#	5,807	108,010
Consolidated Edison, Inc.	6,834	338,761
Constellation Energy Group, Inc.	4,490	137,529
Dominion Resources, Inc.	13,109	560,017
DTE Energy Co.	3,992	180,917
Duke Energy Corp.#	29,843	531,504
Edison International	7,774	300,076
Entergy Corp.#	4,347	307,898
Exelon Corp.	15,435	642,713
FirstEnergy Corp.#	7,064	261,509
Integrys Energy Group, Inc.	1,995	96,778
NextEra Energy, Inc.	9,685	503,523
Northeast Utilities	4,100	130,708
NRG Energy, Inc.*	6,300	123,102
Pepco Holdings, Inc.#	5,540	101,105
PG&E Corp.#	9,250	442,520
Pinnacle West Capital Corp.	2,569	106,485
PPL Corp.#	10,798	284,203
Progress Energy, Inc.	6,913	300,577
Public Service Enterprise Group, Inc.	11,349	361,012
SCANA Corp.#	2,800	113,680
Southern Co.	19,611	749,729
TECO Energy, Inc.	5,423	96,529
The AES Corp.*	16,444	200,288
Wisconsin Energy Corp.	2,600	153,036
Xcel Energy, Inc.#	10,430	245,627

		8,026,511

Electrical Components & Equipment — 0.4%
Emerson Electric Co.	17,076	976,235
Molex, Inc.#	2,823	64,138

		1,040,373

Electronics — 0.5%
Agilent Technologies, Inc.*	7,945	329,161
Amphenol Corp., Class A	3,900	205,842
FLIR Systems, Inc.*#	3,600	107,100
Jabil Circuit, Inc.	4,292	86,226

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — (continued)
PerkinElmer, Inc.	3,116	$80,455
Thermo Fisher Scientific, Inc.*	8,982	497,244
Waters Corp.*	2,258	175,469

		1,481,497

Energy-Alternate Sources — 0.1%
First Solar, Inc.*#	1,200	156,168

Engineering & Construction — 0.1%
Fluor Corp.#	3,970	263,052
Jacobs Engineering Group, Inc.*	2,983	136,771

		399,823

Entertainment — 0.0%
International Game Technology	6,657	117,762

Environmental Control — 0.3%
Republic Services, Inc.	7,014	209,438
Stericycle, Inc.*#	2,000	161,840
Waste Management, Inc.#	11,200	412,944

		784,222

Food — 1.7%
Campbell Soup Co.#	4,416	153,456
ConAgra Foods, Inc.	10,702	241,651
Dean Foods Co.*	3,972	35,113
General Mills, Inc.#	15,010	534,206
H.J. Heinz Co.	7,666	379,160
Hormel Foods Corp.	1,700	87,142
Kellogg Co.#	5,666	289,419
Kraft Foods, Inc., Class A	39,663	1,249,781
McCormick & Co., Inc.	3,308	153,921
Safeway, Inc.#	9,170	206,233
Sara Lee Corp.#	14,219	248,975
SUPERVALU, Inc.#	4,753	45,772
SYSCO Corp.	13,752	404,309
The Hershey Co.	3,487	164,412
The J.M. Smucker Co.	2,834	186,052
The Kroger Co.#	15,045	336,406
Tyson Foods, Inc., Class A	7,249	124,828
Whole Foods Market, Inc.	3,243	164,063

		5,004,899

Forest Products & Paper — 0.2%
International Paper Co.	10,367	282,397
MeadWestvaco Corp.	3,999	104,614
Weyerhaeuser Co.	11,808	223,525

		610,536

Gas — 0.2%
CenterPoint Energy, Inc.	10,222	160,690
Nicor, Inc.#	883	44,080
NiSource, Inc.	7,065	124,485
Sempra Energy	5,698	299,031

		628,286

	Number of Shares	Value†

Hand & Machine Tools — 0.1%
Snap-On, Inc.	1,328	$75,138
Stanley Black & Decker, Inc.	3,940	263,468

		338,606

Healthcare Products — 2.8%
Bard (C.R.), Inc.#	2,242	205,748
Baxter International, Inc.	13,175	666,918
Becton, Dickinson & Co.	5,175	437,391
Boston Scientific Corp.*	34,748	263,042
CareFusion Corp.*	5,241	134,694
DENTSPLY International, Inc.#	3,200	109,344
Hospira, Inc.*	3,912	217,859
Intuitive Surgical, Inc.*	957	246,667
Johnson & Johnson	62,641	3,874,346
Medtronic, Inc.	24,473	907,704
Patterson Cos., Inc.	2,374	72,716
St. Jude Medical, Inc.*#	7,930	339,007
Stryker Corp.#	8,081	433,950
Varian Medical Systems, Inc.*	2,657	184,077
Zimmer Holdings, Inc.*	4,829	259,221

		8,352,684

Healthcare Services — 1.0%
Aetna, Inc.	8,885	271,081
CIGNA Corp.	5,994	219,740
Coventry Health Care, Inc.*	3,367	88,889
DaVita, Inc.*	2,449	170,181
Humana, Inc.*	4,110	224,981
Laboratory Corp. of America Holdings*	2,377	208,986
Quest Diagnostics, Inc.	3,087	166,605
Tenet Healthcare Corp.*	9,374	62,712
UnitedHealth Group, Inc.	24,941	900,620
WellPoint, Inc.*	8,895	505,770

		2,819,565

Home Builders — 0.1%
Horton (D.R.), Inc.	7,276	86,802
Lennar Corp., Class A#	4,436	83,175
Pulte Group, Inc.*#	8,034	60,416

		230,393

Home Furnishings — 0.1%
Harman International Industries, Inc.*	1,438	66,580
Whirlpool Corp.#	1,669	148,257

		214,837

Household Products & Wares — 0.4%
Avery Dennison Corp.	2,783	117,832
Clorox Co.	3,397	214,962
Fortune Brands, Inc.	3,707	223,347
Kimberly-Clark Corp.	9,187	579,149

		1,135,290

Housewares — 0.0%
Newell Rubbermaid, Inc.	7,117	129,387

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — 3.5%
ACE Ltd.	7,900	$491,775
Aflac, Inc.	10,600	598,158
American International Group, Inc.*#	3,285	189,282
AON Corp.	7,544	347,099
Assurant, Inc.	2,673	102,964
Berkshire Hathaway, Inc., Class B*	39,450	3,160,340
Chubb Corp.#	6,851	408,594
Cincinnati Financial Corp.#	4,092	129,675
Genworth Financial, Inc., Class A*	11,369	149,389
Hartford Financial Services Group, Inc.	10,457	277,006
Lincoln National Corp.	7,473	207,824
Loews Corp.	7,525	292,798
Marsh & McLennan Cos., Inc.	13,009	355,666
MetLife, Inc.	20,585	914,797
Principal Financial Group, Inc.	7,865	256,084
Prudential Financial, Inc.	11,030	647,571
The Allstate Corp.	12,476	397,735
The Progressive Corp.	14,756	293,202
The Travelers Cos., Inc.	10,331	575,540
Torchmark Corp.	1,757	104,963
Unum Group	7,476	181,069
XL Group Plc#	7,749	169,083

		10,250,614

Internet — 2.7%
Akamai Technologies, Inc.*	4,291	201,892
Amazon.com, Inc.*	8,075	1,453,500
eBay, Inc.*#	26,628	741,057
Expedia, Inc.#	4,988	125,149
F5 Networks, Inc.*	1,900	247,304
Google, Inc., Class A*	5,685	3,376,719
McAfee, Inc.*	3,600	166,716
NetFlix, Inc.*#	1,000	175,700
Priceline.com, Inc.*	1,150	459,483
Symantec Corp.*	18,738	313,674
VeriSign, Inc.	4,009	130,974
Yahoo!, Inc.*	29,317	487,542

		7,879,710

Iron & Steel — 0.3%
AK Steel Holding Corp.#	2,192	35,883
Allegheny Technologies, Inc.#	2,278	125,700
Cliffs Natural Resources, Inc.	3,100	241,831
Nucor Corp.#	7,035	308,274
United States Steel Corp.	3,203	187,119

		898,807

Leisure Time — 0.2%
Carnival Corp.	10,045	463,175
Harley-Davidson, Inc.	5,728	198,590

		661,765

Lodging — 0.3%
Marriott International, Inc., Class A#	6,785	281,849
Starwood Hotels & Resorts Worldwide, Inc.#	4,252	258,436

	Number of Shares	Value†

Lodging — (continued)
Wyndham Worldwide Corp.	4,160	$124,634
Wynn Resorts Ltd.#	1,600	166,144

		831,063

Machinery — Construction & Mining — 0.5%
Caterpillar, Inc.	14,428	1,351,326

Machinery — Diversified — 0.6%
Cummins, Inc.	4,674	514,187
Deere & Co.	9,632	799,938
Flowserve Corp.	1,300	154,986
Rockwell Automation, Inc.	3,271	234,563
Roper Industries, Inc.#	2,200	168,146

		1,871,820

Media — 2.6%
Cablevision Systems Corp., Class A	5,700	192,888
CBS Corp., Class B	15,125	288,131
Comcast Corp., Class A	63,434	1,393,645
DIRECTV, Class A*	18,919	755,436
Discovery Communications, Inc., Class A*	6,600	275,220
Gannett Co., Inc.	6,174	93,166
Meredith Corp.	724	25,087
News Corp., Class A	52,660	766,729
Scripps Networks Interactive, Inc., Class A	2,056	106,398
The McGraw-Hill Cos., Inc.	6,786	247,078
The Walt Disney Co.	43,076	1,615,781
The Washington Post Co., Class B#	163	71,638
Time Warner Cable, Inc.	8,196	541,182
Time Warner, Inc.	25,104	807,596
Viacom, Inc., Class B	14,081	557,748

		7,737,723

Metal Fabricate/Hardware — 0.1%
Precision Castparts Corp.	3,225	448,952

Mining — 0.8%
Alcoa, Inc.	23,248	357,787
Freeport-McMoRan Copper & Gold, Inc.	10,698	1,284,723
Newmont Mining Corp.	11,183	686,971
Titanium Metals Corp.*	1,912	32,848
Vulcan Materials Co.#	3,041	134,899

		2,497,228

Miscellaneous Manufacturing — 3.5%
3M Co.	16,280	1,404,964
Danaher Corp.	12,368	583,399
Dover Corp.	4,405	257,472
Eaton Corp.	4,020	408,070
General Electric Co.	243,225	4,448,585
Honeywell International, Inc.	17,708	941,357
Illinois Tool Works, Inc.	11,219	599,095
Ingersoll-Rand Plc#	7,500	353,175
ITT Corp.#	4,454	232,098
Leggett & Platt, Inc.#	3,354	76,337
Pall Corp.	2,645	131,139
Parker Hannifin Corp.	3,781	326,300

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Textron, Inc.#	6,076	$143,637
Tyco International Ltd.	11,000	455,840

		10,361,468

Office & Business Equipment — 0.2%
Pitney Bowes, Inc.#	5,161	124,793
Xerox Corp.	33,255	383,098

		507,891

Oil & Gas — 8.4%
Anadarko Petroleum Corp.	11,259	857,485
Apache Corp.	8,723	1,040,043
Cabot Oil & Gas Corp.	2,622	99,243
Chesapeake Energy Corp.	15,010	388,909
Chevron Corp.	45,970	4,194,762
ConocoPhillips	33,480	2,279,988
Denbury Resources, Inc.*	9,300	177,537
Devon Energy Corp.	9,729	763,824
Diamond Offshore Drilling, Inc.#	1,600	106,992
EOG Resources, Inc.	5,758	526,339
EQT Corp.	3,600	161,424
Exxon Mobil Corp.	115,165	8,420,865
Helmerich & Payne, Inc.	2,400	116,352
Hess Corp.	6,797	520,242
Marathon Oil Corp.	16,051	594,368
Murphy Oil Corp.	4,517	336,742
Nabors Industries Ltd.*	6,908	162,062
Newfield Exploration Co.*#	3,200	230,752
Noble Energy, Inc.	4,169	358,867
Occidental Petroleum Corp.	18,458	1,810,730
Pioneer Natural Resources Co.#	2,700	234,414
QEP Resources, Inc.	4,290	155,770
Range Resources Corp.	3,823	171,959
Rowan Cos., Inc.*	2,403	83,889
Southwestern Energy Co.*#	8,390	314,038
Sunoco, Inc.	2,986	120,366
Tesoro Corp.	3,894	72,195
Valero Energy Corp.	13,340	308,421

		24,608,578

Oil & Gas Services — 1.8%
Baker Hughes, Inc.#	9,728	556,150
Cameron International Corp.*	5,639	286,066
FMC Technologies, Inc.*#	2,800	248,948
Halliburton Co.	20,569	839,832
National Oilwell Varco, Inc.	9,523	640,422
Schlumberger Ltd.#	31,059	2,593,427

		5,164,845

Packaging and Containers — 0.2%
Ball Corp.	2,213	150,595
Bemis Co., Inc.	2,549	83,250
Owens-Illinois, Inc.*	4,000	122,800
Sealed Air Corp.	4,033	102,640

		459,285

	Number of Shares	Value†

Pharmaceuticals — 4.4%
Abbott Laboratories	35,196	$1,686,240
Allergan, Inc.	7,216	495,523
AmerisourceBergen Corp.	6,500	221,780
Bristol-Myers Squibb Co.	38,897	1,029,993
Cardinal Health, Inc.	8,282	317,283
Cephalon, Inc.*#	1,800	111,096
Eli Lilly & Co.	22,954	804,308
Express Scripts, Inc.*	11,926	644,600
Forest Laboratories, Inc.*	6,662	213,051
McKesson Corp.	6,025	424,039
Mead Johnson Nutrition Co.	4,968	309,258
Medco Health Solutions, Inc.*	9,613	588,989
Merck & Co., Inc.	70,254	2,531,954
Mylan, Inc.*	9,756	206,144
Pfizer, Inc.	182,756	3,200,058
Watson Pharmaceuticals, Inc.*#	2,643	136,511

		12,920,827

Pipelines — 0.4%
El Paso Corp.	17,041	234,484
Oneok, Inc.#	2,400	133,128
Spectra Energy Corp.	14,884	371,951
The Williams Cos., Inc.	14,034	346,921

		1,086,484

Real Estate — 0.0%
C.B. Richard Ellis Group, Inc., Class A*	6,701	137,236

Retail — 5.3%
Abercrombie & Fitch Co., Class A	2,300	132,549
AutoNation, Inc.*#	1,219	34,376
AutoZone, Inc.*	641	174,730
Bed Bath & Beyond, Inc.*#	5,766	283,399
Best Buy Co., Inc.	7,368	252,649
Big Lots, Inc.*	1,697	51,691
CarMax, Inc.*	5,200	165,776
Costco Wholesale Corp.	9,777	705,997
CVS Caremark Corp.	30,867	1,073,246
Darden Restaurants, Inc.	3,240	150,466
Family Dollar Stores, Inc.	3,233	160,712
GameStop Corp., Class A*#	3,164	72,392
Home Depot, Inc.	37,204	1,304,372
J.C. Penney Co., Inc.#	5,444	175,896
Kohl’s Corp.*	6,501	353,264
Lowe’s Cos., Inc.	31,240	783,499
Ltd. Brands, Inc.	6,260	192,370
Macy’s, Inc.	10,327	261,273
McDonald’s Corp.	24,078	1,848,227
Nordstrom, Inc.	3,737	158,374
O’Reilly Automotive, Inc.*	3,200	193,344
RadioShack Corp.	2,567	47,464
Ross Stores, Inc.	3,000	189,750
Sears Holding Corp.*#	1,169	86,214
Staples, Inc.	16,837	383,378
Starbucks Corp.	16,744	537,985
Target Corp.	16,032	964,004

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
The Gap, Inc.	10,682	$236,499
Tiffany & Co.#	3,164	197,022
TJX Cos., Inc.	8,909	395,471
Urban Outfitters, Inc.*	3,100	111,011
Wal-Mart Stores, Inc.	44,647	2,407,813
Walgreen Co.	20,979	817,342
Yum! Brands, Inc.	10,969	538,029

		15,440,584

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	11,257	143,414
People’s United Financial, Inc.	9,000	126,090

		269,504

Semiconductors — 2.2%
Advanced Micro Devices, Inc.*#	13,368	109,350
Altera Corp.	7,465	265,605
Analog Devices, Inc.	7,076	266,553
Applied Materials, Inc.	31,121	437,250
Broadcom Corp., Class A	10,608	461,978
Intel Corp.	127,175	2,674,490
KLA-Tencor Corp.#	3,627	140,147
Linear Technology Corp.#	5,441	188,204
LSI Corp.*	12,772	76,504
MEMC Electronic Materials, Inc.*	5,556	62,561
Microchip Technology, Inc.#	4,318	147,719
Micron Technology, Inc.*#	19,286	154,674
National Semiconductor Corp.	6,223	85,628
Novellus Systems, Inc.*	1,953	63,121
NVIDIA Corp.*	13,754	211,812
QLogic Corp.*	2,593	44,133
Teradyne, Inc.*#	3,357	47,132
Texas Instruments, Inc.	26,593	864,273
Xilinx, Inc.#	6,464	187,327

		6,488,461

Software — 3.6%
Adobe Systems, Inc.*	12,105	372,592
Autodesk, Inc.*	5,481	209,374
BMC Software, Inc.*	4,337	204,446
CA, Inc.	8,439	206,249
Cerner Corp.*#	1,500	142,110
Citrix Systems, Inc.*	4,491	307,229
Compuware Corp.*	5,119	59,739
Dun & Bradstreet Corp.	1,100	90,299
Electronic Arts, Inc.*	7,730	126,617
Fidelity National Information Services, Inc.	6,059	165,956
Fiserv, Inc.*	3,507	205,370
Intuit, Inc.*	6,692	329,916
Microsoft Corp.	171,915	4,799,867
Novell, Inc.*	6,923	40,984
Oracle Corp.	88,317	2,764,322
Red Hat, Inc.*	4,700	214,555
Salesforce.com, Inc.*#	2,700	356,400

		10,596,025

	Number of Shares	Value†

Telecommunications — 4.9%
American Tower Corp., Class A*	9,359	$483,299
AT&T, Inc.	134,843	3,961,687
CenturyLink, Inc.	7,075	326,653
Cisco Systems, Inc.*	126,380	2,556,667
Corning, Inc.	35,315	682,286
Frontier Communications Corp.	24,072	234,221
Harris Corp.#	3,100	140,430
JDS Uniphase Corp.*	4,496	65,102
Juniper Networks, Inc.*	12,071	445,661
MetroPCS Communications, Inc.*	6,400	80,832
Motorola, Inc.*	52,826	479,132
QUALCOMM, Inc.	36,799	1,821,182
Qwest Communications International, Inc.	41,173	313,327
Sprint Nextel Corp.*	72,183	305,334
Tellabs, Inc.	8,076	54,755
Verizon Communications, Inc.	64,376	2,303,373
Windstream Corp.#	11,251	156,839

		14,410,780

Textiles — 0.0%
Cintas Corp.	3,055	85,418

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.#	3,212	151,542
Mattel, Inc.#	8,881	225,844

		377,386

Transportation — 1.7%
C.H. Robinson Worldwide, Inc.	3,739	299,830
CSX Corp.	8,422	544,145
Expeditors International of Washington, Inc.	4,973	271,526
FedEx Corp.	7,066	657,209
Norfolk Southern Corp.	8,152	512,109
Ryder System, Inc.	1,125	59,220
Union Pacific Corp.	11,210	1,038,718
United Parcel Service, Inc., Class B	22,474	1,631,163

		5,013,920

TOTAL COMMON STOCKS (Cost $239,766,701)		258,492,233

REAL ESTATE INVESTMENT TRUSTS — 1.2%
Apartments — 0.2%
Apartment Investment & Management Co., Class A#	2,762	71,370
AvalonBay Communities, Inc.#	1,992	224,200
Equity Residential#	6,792	352,844

		648,414

Diversified — 0.1%
Vornado Realty Trust	3,787	315,571

Forest Products & Paper — 0.0%
Plum Creek Timber Co.#	3,847	144,070

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

INDEX 500 FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Healthcare — 0.2%
HCP, Inc.#	7,340	$270,038
Health Care REIT, Inc.#	2,900	138,156
Ventas, Inc.#	3,700	194,176

		602,370

Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.#	15,376	274,769

Industrial — 0.1%
ProLogis	13,129	189,583

Office Property — 0.1%
Boston Properties, Inc.	3,142	270,526

Regional Malls — 0.2%
Simon Property Group, Inc.#	6,628	659,420

Storage & Warehousing — 0.1%
Public Storage#	3,116	316,025

Strip Centers — 0.1%
Kimco Realty Corp.#	9,564	172,534

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,122,135)		3,593,282

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills 0.110%, 01/06/11	$14	14,000
0.080%, 01/20/11	50	49,997
0.095%, 01/20/11	30	29,998
0.100%, 01/20/11	20	19,999
0.110%, 01/20/11	208	207,986
0.125%, 01/20/11	35	34,998
0.090%, 03/10/11	510	509,888

TOTAL U.S. TREASURY OBLIGATIONS (Cost $866,894)		866,866

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,168,976	1,168,976
BlackRock Liquidity Funds TempFund - Institutional Shares	1,168,976	1,168,976

TOTAL SHORT-TERM INVESTMENTS (Cost $2,337,952)		2,337,952

SECURITIES LENDING COLLATERAL — 9.7%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.163%, 01/03/2011 (Cost $28,477,078)	28,477,078	28,477,078

TOTAL INVESTMENTS — 100.0% (Cost $274,570,760)		$293,767,411

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

Plc — Public Limited Company.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$258,492,233	$258,492,233	$—	$—
REAL ESTATE INVESTMENT TRUSTS	3,593,282	3,593,282	—	—
U.S. TREASURY OBLIGATIONS	866,866	—	866,866	—
SHORT-TERM INVESTMENTS	2,337,952	2,337,952	—	—
SECURITIES LENDING COLLATERAL	28,477,078	28,477,078	—	—

TOTAL INVESTMENTS	$293,767,411	$292,900,545	$866,866	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 79.3%
Advertising — 1.1%
The Interpublic Group of Cos., Inc.*	138,480	$1,470,657

Aerospace & Defense — 1.0%
Goodrich Corp.	15,080	1,328,096

Airlines — 1.0%
United Continental Holdings, Inc.*#	57,235	1,363,338

Apparel — 1.4%
Coach, Inc.	35,190	1,946,359

Auto Parts & Equipment — 1.0%
BorgWarner, Inc.*#	19,060	1,379,182

Banks — 0.7%
M&T Bank Corp.	11,620	1,011,521

Beverages — 1.1%
Green Mountain Coffee Roasters, Inc.*#	28,740	944,396
Hansen Natural Corp.*	10,460	546,849

		1,491,245

Biotechnology — 2.5%
Alexion Pharmaceuticals, Inc.*	18,210	1,466,815
Charles River Laboratories International, Inc.*#	12,060	428,612
Illumina, Inc.*	8,620	545,991
United Therapeutics Corp.*	14,830	937,553

		3,378,971

Chemicals — 2.2%
CF Industries Holdings, Inc.	13,480	1,821,822
Lyondellbasell Industries NV, Class A*	32,090	1,103,896

		2,925,718

Coal — 2.6%
Alpha Natural Resources, Inc.*#	21,230	1,274,437
Walter Energy, Inc.#	17,370	2,220,581

		3,495,018

Commercial Services — 1.5%
Manpower, Inc.	13,160	825,921
SuccessFactors, Inc.*	41,030	1,188,229

		2,014,150

Computers — 3.3%
Fortinet, Inc.*	20,280	656,058
NetApp, Inc.*	30,820	1,693,867
Riverbed Technology, Inc.*	11,020	387,573
SanDisk Corp.*	36,260	1,807,924

		4,545,422

Distribution & Wholesale — 1.5%
Fastenal Co.#	23,720	1,421,065
WESCO International, Inc.*#	10,630	561,264

		1,982,329

Diversified Financial Services — 3.9%
Discover Financial Services	38,880	720,446
IntercontinentalExchange, Inc.*	11,320	1,348,778

	Number of Shares	Value†

Diversified Financial Services — (continued)
Invesco Ltd.	51,200	$1,231,872
T. Rowe Price Group, Inc.#	30,340	1,958,144

		5,259,240

Energy-Alternate Sources — 0.4%
First Solar, Inc.*#	3,890	506,245

Food — 1.1%
Whole Foods Market, Inc.	29,260	1,480,263

Healthcare Products — 2.0%
Hospira, Inc.*	15,240	848,716
Intuitive Surgical, Inc.*#	3,300	850,575
Varian Medical Systems, Inc.*#	15,490	1,073,147

		2,772,438

Healthcare Services — 1.9%
AMERIGROUP Corp.*	15,850	696,132
Laboratory Corp. of America Holdings*	7,320	643,574
Universal Health Services, Inc., Class B	28,830	1,251,799

		2,591,505

Home Furnishings — 0.6%
Tempur-Pedic International, Inc.*	20,060	803,604

Insurance — 1.1%
AON Corp.	16,130	742,141
Unum Group	29,750	720,545

		1,462,686

Internet — 5.0%
Akamai Technologies, Inc.*	13,550	637,528
F5 Networks, Inc.*#	25,710	3,346,414
MercadoLibre, Inc.*	7,220	481,213
OpenTable, Inc.*	3,060	215,669
Priceline.com, Inc.*	3,270	1,306,528
VeriSign, Inc.#	23,920	781,466

		6,768,818

Iron & Steel — 2.2%
Cliffs Natural Resources, Inc.	20,140	1,571,122
United States Steel Corp.#	23,170	1,353,591

		2,924,713

Leisure Time — 1.8%
Royal Caribbean Cruises Ltd.*	23,080	1,084,760
WMS Industries, Inc.*	28,855	1,305,400

		2,390,160

Lodging — 2.9%
Starwood Hotels & Resorts Worldwide, Inc.#	43,660	2,653,655
Wynn Resorts Ltd.#	12,180	1,264,771

		3,918,426

Machinery — Construction & Mining — 1.5%
Joy Global, Inc.	23,820	2,066,385

Machinery — Diversified — 1.9%
Cummins, Inc.#	23,670	2,603,937

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — 0.6%
Silver Wheaton Corp.*	19,960	$779,238

Miscellaneous Manufacturing — 0.6%
Parker Hannifin Corp.	9,850	850,055

Oil & Gas — 4.8%
Cameron International Corp.*	21,790	1,105,407
Cimarex Energy Co.	15,540	1,375,756
Concho Resources, Inc.*	18,130	1,589,457
QEP Resources, Inc.	23,600	856,916
Questar Corp.	36,920	642,777
Whiting Petroleum Corp.*	8,380	982,052

		6,552,365

Pharmaceuticals — 3.2%
AmerisourceBergen Corp.	35,980	1,227,637
Mead Johnson Nutrition Co.	20,040	1,247,490
Onyx Pharmaceuticals, Inc.*	14,170	522,448
Valeant Pharmaceuticals International, Inc.#	24,310	687,730
Watson Pharmaceuticals, Inc.*#	14,040	725,166

		4,410,471

Real Estate — 1.1%
C.B. Richard Ellis Group, Inc., Class A*#	70,660	1,447,117

Retail — 4.5%
Abercrombie & Fitch Co., Class A	24,550	1,414,817
Darden Restaurants, Inc.	13,720	637,157
Dick’s Sporting Goods, Inc.*#	25,960	973,500
Guess?, Inc.#	31,760	1,502,883
Nordstrom, Inc.#	37,290	1,580,350

		6,108,707

Semiconductors — 7.7%
Aeroflex Holding Corp.*	37,860	622,797
ASML Holding N.V.	37,000	1,418,580
Broadcom Corp., Class A	29,000	1,262,950
Cree, Inc.*#	8,740	575,879
Cypress Semiconductor Corp.*	84,540	1,570,753
Lam Research Corp.*	33,890	1,754,824
Netlogic Microsystems, Inc.*#	43,170	1,355,970
Varian Semiconductor Equipment Associates, Inc.*	51,422	1,901,071

		10,462,824

Software — 3.1%
MSCI, Inc., Class A*	24,500	954,520
Salesforce.com, Inc.*	17,400	2,296,800
VeriFone Systems, Inc.*	24,310	937,393

		4,188,713

Telecommunications — 5.9%
Acme Packet, Inc.*	14,960	795,274
Aruba Networks, Inc.*#	51,990	1,085,551
Atheros Communications, Inc.*#	40,910	1,469,487
Crown Castle International Corp.*	35,560	1,558,595
Finisar Corp.*#	24,130	716,420
Juniper Networks, Inc.*	21,700	801,164

	Number of Shares	Value†

Telecommunications — (continued)
LogMeIn, Inc.*	15,770	$699,242
NII Holdings, Inc.*	20,710	924,908

		8,050,641

Transportation — 0.6%
Canadian Pacific Railway Ltd.	12,870	834,105

TOTAL COMMON STOCKS (Cost $75,042,476)		107,564,662

SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity Funds TempCash - Institutional Shares (Cost $2,410,348)	2,410,348	2,410,348

SECURITIES LENDING COLLATERAL — 18.9%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.163%, 01/03/2011 (Cost $25,632,036)	25,632,036	25,632,036

TOTAL INVESTMENTS — 100.0% (Cost $103,084,860)		$135,607,046

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$107,564,662	$107,564,662	$—	$—
SHORT-TERM INVESTMENTS	2,410,348	2,410,348	—	—
SECURITIES LENDING COLLATERAL	25,632,036	25,632,036	—	—

TOTAL INVESTMENTS	$135,607,046	$135,607,046	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 74.5%
Aerospace & Defense — 1.4%
Embraer SA ADR#	39,200	$1,152,480
Spirit Aerosystems Holdings, Inc., Class A*#	39,700	826,157

		1,978,637

Auto Parts & Equipment — 2.8%
Lear Corp.*	19,000	1,875,490
WABCO Holdings, Inc.*	36,800	2,242,224

		4,117,714

Banks — 6.4%
Comerica, Inc.#	21,400	903,936
Fifth Third Bancorp#	143,300	2,103,644
First Horizon National Corp.*#	48,504	571,380
KeyCorp	58,300	515,955
Regions Financial Corp.	213,300	1,493,100
SunTrust Banks, Inc.	64,100	1,891,591
Synovus Financial Corp.#	201,400	531,696
Zions Bancorporation	56,500	1,368,995

		9,380,297

Beverages — 0.8%
Dr. Pepper Snapple Group, Inc.	31,900	1,121,604

Building Materials — 2.4%
Masco Corp.#	81,400	1,030,524
Owens Corning*	79,100	2,463,965

		3,494,489

Commercial Services — 3.5%
Lender Processing Services, Inc.	72,450	2,138,724
Moody’s Corp.#	93,600	2,484,144
Parexel International Corp.*	21,700	460,691

		5,083,559

Diversified Financial Services — 1.5%
Invesco Ltd.	93,800	2,256,828

Electric — 5.1%
Alliant Energy Corp.	44,500	1,636,265
CMS Energy Corp.#	85,200	1,584,720
DPL, Inc.	55,300	1,421,763
DTE Energy Co.	14,200	643,544
NV Energy, Inc.	117,600	1,652,280
OGE Energy Corp.	13,000	592,020

		7,530,592

Electrical Components & Equipment — 1.3%
Energizer Holdings, Inc.*	26,200	1,909,980

Electronics — 1.7%
Avnet, Inc.*	74,300	2,454,129

Engineering & Construction — 2.3%
Chicago Bridge & Iron Co. NV*	59,000	1,941,100
McDermott International, Inc.*#	71,400	1,477,266

		3,418,366

Food — 0.2%
The J.M. Smucker Co.	4,200	275,730

	Number of Shares	Value†

Gas — 1.4%
CenterPoint Energy, Inc.	56,000	$880,320
Questar Corp.	62,800	1,093,348

		1,973,668

Healthcare Services — 3.9%
Aetna, Inc.	31,700	967,167
CIGNA Corp.	37,100	1,360,086
Coventry Health Care, Inc.*	47,150	1,244,760
ICON Plc ADR*	15,400	337,260
MEDNAX, Inc.*	27,000	1,816,830

		5,726,103

Home Builders — 0.8%
KB Home#	90,500	1,220,845

Home Furnishings — 1.2%
Whirlpool Corp.#	20,000	1,776,600

Insurance — 7.3%
Assurant, Inc.	48,200	1,856,664
Fidelity National Financial, Inc., Class A	35,700	488,376
Lincoln National Corp.	71,200	1,980,072
PartnerRe Ltd.	15,800	1,269,530
Principal Financial Group, Inc.	69,000	2,246,640
StanCorp Financial Group, Inc.	32,100	1,448,994
W. R. Berkley Corp.	51,100	1,399,118

		10,689,394

Iron & Steel — 1.1%
Cliffs Natural Resources, Inc.	19,800	1,544,598

Leisure Time — 1.1%
Harley-Davidson, Inc.	44,400	1,539,348

Machinery — Construction & Mining — 2.8%
Bucyrus International, Inc.	24,800	2,217,120
Terex Corp.*	60,900	1,890,336

		4,107,456

Machinery — Diversified — 0.8%
AGCO Corp.*	22,200	1,124,652

Media — 1.8%
Cablevision Systems Corp., Class A	15,800	534,672
The McGraw-Hill Cos., Inc.	59,500	2,166,395

		2,701,067

Mining — 1.7%
Teck Resources Ltd., Class B#	40,000	2,473,200

Miscellaneous Manufacturing — 1.2%
Ingersoll-Rand Plc#	37,800	1,780,002

Oil & Gas — 6.4%
Denbury Resources, Inc.*	81,000	1,546,290
Newfield Exploration Co.*#	30,700	2,213,777
Noble Corp.#	24,300	869,211
Noble Energy, Inc.	17,200	1,480,576
Southwestern Energy Co.*#	28,000	1,048,040

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Whiting Petroleum Corp.*	19,000	$2,226,610

		9,384,504

Oil & Gas Services — 2.4%
Complete Production Services, Inc.*	36,400	1,075,620
National Oilwell Varco, Inc.	20,100	1,351,725
Oceaneering International, Inc.*	14,500	1,067,635

		3,494,980

Packaging and Containers — 1.1%
Temple-Inland, Inc.	78,600	1,669,464

Pharmaceuticals — 2.4%
AmerisourceBergen Corp.	57,100	1,948,252
Shire Plc ADR	22,100	1,599,598

		3,547,850

Retail — 5.3%
Aeropostale, Inc.*	45,400	1,118,656
Chico’s FAS, Inc.#	88,700	1,067,061
J.C. Penney Co., Inc.#	45,100	1,457,181
Ltd. Brands, Inc.	45,400	1,395,142
Macy’s, Inc.	76,500	1,935,450
World Fuel Services Corp.	23,000	831,680

		7,805,170

Semiconductors — 0.9%
Lam Research Corp.*	19,300	999,354
ON Semiconductor Corp.*	35,400	349,752

		1,349,106

Telecommunications — 1.1%
Anixter International, Inc.	27,100	1,618,683

Transportation — 0.4%
Ship Finance International Ltd.	29,596	636,906

TOTAL COMMON STOCKS (Cost $84,974,181)		109,185,521

REAL ESTATE INVESTMENT TRUSTS — 3.2%
Building & Real Estate — 0.7%
Annaly Capital Management, Inc.#	53,800	964,096

Diversified — 0.8%
Vornado Realty Trust	13,816	1,151,287

Office Property — 1.0%
Alexandria Real Estate Equities, Inc.#	8,400	615,384
Boston Properties, Inc.	10,500	904,050

		1,519,434

Regional Malls — 0.7%
The Macerich Co.	22,877	1,083,684

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,701,907)		4,718,501

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 6.1%
BlackRock Liquidity Funds FedFund —Institutional Shares	4,470,369	$4,470,369
BlackRock Liquidity Funds TempFund —Institutional Shares	4,470,369	4,470,369

TOTAL SHORT-TERM INVESTMENTS (Cost $8,940,738)		8,940,738

SECURITIES LENDING COLLATERAL — 16.2%
BlackRock Liquidity Funds TempFund —Institutional Shares 0.163%, 01/03/2011 (Cost $23,780,126)	23,780,126	23,780,126

TOTAL INVESTMENTS — 100.0% (Cost $120,396,952)		$146,624,886

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 12/31/2010 †
United States	92%
Canada	2
Ireland	2
Bermuda	1
Brazil	1
Netherlands	1
United Kingdom	1

Total	100%

†	% of total investments as of December 31, 2010

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MID CAP VALUE FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$109,185,521	$109,185,521	$—	$—
REAL ESTATE INVESTMENT TRUSTS	4,718,501	4,718,501	—	—
SHORT-TERM INVESTMENTS	8,940,738	8,940,738	—	—
SECURITIES LENDING COLLATERAL	23,780,126	23,780,126	—	—

TOTAL INVESTMENTS	$146,624,886	$146,624,886	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MID CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 80.6%
Advertising — 4.3%
Omnicom Group, Inc.#	28,100	$1,286,980
The Interpublic Group of Cos., Inc.*	143,700	1,526,094

		2,813,074

Agriculture — 1.4%
Bunge Ltd.#	14,200	930,384

Airlines — 0.7%
Southwest Airlines Co.	34,900	453,002

Apparel — 0.5%
VF Corp.#	3,600	310,248

Auto Manufacturers — 0.4%
Oshkosh Corp.*	7,600	267,824

Auto Parts & Equipment — 1.8%
Lear Corp.*	3,100	306,001
WABCO Holdings, Inc.*	14,600	889,578

		1,195,579

Banks — 9.5%
CIT Group, Inc.*	12,500	588,750
City National Corp.#	15,400	944,944
Comerica, Inc.#	17,900	756,096
Commerce Bancshares, Inc.#	13,038	518,000
Cullen/Frost Bankers, Inc.#	9,500	580,640
Hancock Holding Co.	4,100	142,926
KeyCorp	60,900	538,965
M&T Bank Corp.	5,500	478,775
Signature Bank*	9,000	450,000
TCF Financial Corp.#	45,880	679,483
UMB Financial Corp.	5,200	215,384
Zions Bancorporation	11,200	271,376

		6,165,339

Chemicals — 3.7%
Air Products & Chemicals, Inc.	5,900	536,605
Ashland, Inc.	5,000	254,300
Celanese Corp., Series A	4,000	164,680
Eastman Chemical Co.#	4,700	395,176
Huntsman Corp.	13,500	210,735
LyondellBasell Industries NV, Class A*	11,100	381,840
Olin Corp.	21,400	439,128

		2,382,464

Commercial Services — 0.9%
The Western Union Co.	30,600	568,242

Computers — 0.6%
Diebold, Inc.	11,000	352,550

Diversified Financial Services — 4.2%
Affiliated Managers Group, Inc.*	5,800	575,476
Invesco Ltd.	22,700	546,162
Lazard Ltd., Class A#	33,400	1,318,966
Lpl Investment Holdings Inc*	8,300	301,871

		2,742,475

	Number of Shares	Value†

Electric — 2.1%
CMS Energy Corp.#	35,200	$654,720
Northeast Utilities	9,800	312,424
PPL Corp.#	14,700	386,904

		1,354,048

Electrical Components & Equipment — 0.6%
AMETEK, Inc.	9,550	374,837

Electronics — 0.9%
Gentex Corp.	7,400	218,744
Tyco Electronics Ltd.	11,100	392,940

		611,684

Entertainment — 0.4%
Penn National Gaming, Inc.*	7,700	270,655

Environmental Control — 0.9%
Republic Services, Inc.	20,395	608,995

Hand & Machine Tools — 0.9%
Kennametal, Inc.	14,000	552,440

Healthcare Products — 3.2%
Beckman Coulter, Inc.	2,900	218,167
Kinetic Concepts, Inc.*	14,800	619,824
Patterson Cos., Inc.#	5,900	180,717
St. Jude Medical, Inc.*	6,400	273,600
The Cooper Cos., Inc.	6,100	343,674
Zimmer Holdings, Inc.*	8,100	434,808

		2,070,790

Healthcare Services — 2.1%
Coventry Health Care, Inc.*	8,500	224,400
HealthSouth Corp.*	19,500	403,845
Humana, Inc.*	4,400	240,856
Universal Health Services, Inc., Class B	11,300	490,646

		1,359,747

Household Products & Wares — 1.3%
Fortune Brands, Inc.	9,700	584,425
Tupperware Brands Corp.	5,700	271,719

		856,144

Insurance — 3.0%
ACE Ltd.	4,600	286,350
AON Corp.	12,500	575,125
Markel Corp.*	500	189,065
PartnerRe Ltd.	9,200	739,220
W. R. Berkley Corp.	6,000	164,280

		1,954,040

Iron & Steel — 1.9%
Reliance Steel & Aluminum Co.	18,100	924,910
United States Steel Corp.#	4,900	286,258

		1,211,168

Lodging — 0.3%
Marriott International, Inc., Class A#	4,696	195,072

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MID CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — 0.9%
Meredith Corp.#	15,800	$547,470

Mining — 2.0%
Agnico-Eagle Mines Ltd.	7,400	567,580
IAMGOLD Corp.	30,400	541,120
Royal Gold, Inc.	4,000	218,520

		1,327,220

Miscellaneous Manufacturing — 5.8%
Dover Corp.	6,100	356,545
Eaton Corp.	6,700	680,117
Ingersoll-Rand Plc#	14,300	673,387
Pall Corp.	11,100	550,338
Parker Hannifin Corp.	5,900	509,170
Trinity Industries, Inc.	22,500	598,725
Tyco International Ltd.	9,400	389,536

		3,757,818

Oil & Gas — 5.8%
Cabot Oil & Gas Corp.	8,800	333,080
EQT Corp.	19,500	874,380
Forest Oil Corp.*#	3,300	125,301
Helmerich & Payne, Inc.	5,600	271,488
Murphy Oil Corp.	5,800	432,390
Pride International, Inc.*	7,800	257,400
QEP Resources, Inc.	20,400	740,724
Questar Corp.	11,800	205,438
Range Resources Corp.	9,500	427,310
Southwestern Energy Co.*#	3,000	112,290

		3,779,801

Oil & Gas Services — 3.6%
Halliburton Co.	17,281	705,583
Superior Energy Services, Inc.*	14,400	503,856
Weatherford International Ltd.*	48,700	1,110,360

		2,319,799

Packaging and Containers — 1.4%
Ball Corp.	5,500	374,275
Greif, Inc., Class A	8,800	544,720

		918,995

Pharmaceuticals — 4.2%
AmerisourceBergen Corp.	4,900	167,188
McKesson Corp.	7,600	534,888
Mylan, Inc.*	47,800	1,010,014
Par Pharmaceutical Cos., Inc.*	7,500	288,825
Warner Chilcott Plc, Class A	20,500	462,480
Watson Pharmaceuticals, Inc.*#	5,500	284,075

		2,747,470

Pipelines — 1.7%
El Paso Corp.	68,400	941,184
The Williams Cos., Inc.	7,000	173,040

		1,114,224

	Number of Shares	Value†

Retail — 2.3%
Guess?, Inc.#	5,500	$260,260
Macy’s, Inc.#	4,900	123,970
PetSmart, Inc.	11,100	442,002
Pier 1 Imports, Inc.*#	65,100	683,550

		1,509,782

Semiconductors — 1.1%
Analog Devices, Inc.	4,600	173,282
Micron Technology, Inc.*#	45,800	367,316
National Semiconductor Corp.#	13,900	191,264

		731,862

Software — 4.1%
Adobe Systems, Inc.*	20,022	616,277
Fiserv, Inc.*	16,000	936,960
Intuit, Inc.*	9,800	483,140
VeriFone Systems, Inc.*	17,000	655,520

		2,691,897

Telecommunications — 1.3%
CenturyLink, Inc.#	16,814	776,302
Qwest Communications International, Inc.	8,500	64,685

		840,987

Transportation — 0.8%
Heartland Express, Inc.	8,900	142,578
Kansas City Southern*	7,300	349,378

		491,956

TOTAL COMMON STOCKS (Cost $41,443,802)		52,380,082

REAL ESTATE INVESTMENT TRUSTS — 0.7%
Mixed Industrial/Office — 0.1%
Duke Realty Corp	6,100	76,006

Office Property — 0.6%
Alexandria Real Estate Equities, Inc.#	4,900	358,974

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $333,360)		434,980

SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity Funds TempCash - Institutional Shares	700,863	700,863
BlackRock Liquidity Funds TempFund - Institutional Shares	700,863	700,863

TOTAL SHORT-TERM INVESTMENTS (Cost $1,401,726)		1,401,726

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MID CORE VALUE FUND

	Number of Shares	Value†
SECURITIES LENDING COLLATERAL — 16.6%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.163%, 01/03/2011 (Cost $10,778,978)	10,778,978	$10,778,978

TOTAL INVESTMENTS — 100.0% (Cost $53,957,866)		$64,995,766

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

Plc — Public Limited Company.

Country Weightings as of 12/31/2010†
United States	92%
Bermuda	4
Canada	1
Ireland	1
Netherlands	1
Switzerland	1

Total	100%

†	% of total investments as of December 31, 2010

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$52,380,082	52,380,082	$—	$—
REAL ESTATE INVESTMENT TRUSTS	434,980	434,980	—	—
SHORT-TERM INVESTMENTS	1,401,726	1,401,726	—	—
SECURITIES LENDING COLLATERAL	10,778,978	10,778,978	—	—

TOTAL INVESTMENTS	$64,995,766	64,995,766	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 96.4%
Advertising — 1.3%
The Interpublic Group of Cos., Inc.*	32,300	$343,026

Aerospace & Defense — 0.9%
Esterline Technologies Corp.*	3,338	228,953

Auto Manufacturers — 1.5%
Navistar International Corp.*	4,600	266,386
Oshkosh Corp.*	3,900	137,436

		403,822

Auto Parts & Equipment — 0.7%
WABCO Holdings, Inc.*	2,800	170,604

Biotechnology — 1.6%
Acorda Therapeutics, Inc.*	12,000	327,120
Vertex Pharmaceuticals, Inc.*	2,600	91,078

		418,198

Chemicals — 1.5%
Celanese Corp., Series A	5,500	226,435
Solutia, Inc.*	7,200	166,176

		392,611

Commercial Services — 19.1%
Alliance Data Systems Corp.*	8,200	582,446
Apollo Group, Inc., Class A*	6,400	252,736
Booz Allen Hamilton Holding Corp.*	7,376	143,316
Bridgepoint Education, Inc.*	25,800	490,200
Euronet Worldwide, Inc.*	7,200	125,568
Fleetcor Technologies Inc.*	7,700	238,084
Gartner, Inc.*	9,115	302,618
Hertz Global Holdings, Inc.*	24,100	349,209
Live Nation Entertainment, Inc.*	31,362	358,154
Manpower, Inc.	6,600	414,216
Monster Worldwide, Inc.*	3,200	75,616
Resources Connection, Inc.	14,046	261,115
Ritchie Bros. Auctioneers, Inc.	4,500	103,725
The Corporate Executive Board Co.	12,300	461,865
VistaPrint N.V.*	7,436	342,056
Wright Express Corp.*	9,977	458,942

		4,959,866

Computers — 3.4%
IHS, Inc., Class A*	4,200	337,638
MICROS Systems, Inc.*	4,500	197,370
SYKES Enterprises, Inc.*	17,587	356,312

		891,320

Distribution & Wholesale — 2.0%
LKQ Corp.*	8,500	193,120
WESCO International, Inc.*	6,200	327,360

		520,480

Diversified Financial Services — 1.2%
Netspend Holdings Inc.*	7,400	94,868
Raymond James Financial, Inc.	6,600	215,820

		310,688

	Number of Shares	Value†

Electronics — 2.3%
Dolby Laboratories, Inc., Class A*	3,600	$240,120
Gentex Corp.	5,800	171,448
PerkinElmer, Inc.	7,600	196,232

		607,800

Energy-Alternate Sources — 0.6%
JA Solar Holdings Co., Ltd. ADR*	21,300	147,396

Engineering & Construction — 0.5%
URS Corp.*	3,000	124,830

Entertainment — 4.6%
National CineMedia, Inc.	24,144	480,707
Penn National Gaming, Inc.*	4,600	161,690
Scientific Games Corp., Class A*	54,962	547,421

		1,189,818

Environmental Control — 0.8%
Clean Harbors, Inc.*	2,500	210,200

Hand & Machine Tools — 1.5%
Kennametal, Inc.	6,500	256,490
Regal-Beloit Corp.	2,000	133,520

		390,010

Healthcare Products — 2.2%
DENTSPLY International, Inc.	4,400	150,348
Gen-Probe, Inc.*	3,600	210,060
Sirona Dental Systems, Inc.*	4,933	206,101

		566,509

Healthcare Services — 0.7%
Lincare Holdings, Inc.	6,600	177,078

Home Furnishings — 1.8%
Harman International Industries, Inc.*	5,500	254,650
TiVo, Inc.*	24,200	208,846

		463,496

Insurance — 1.2%
Allied World Assurance Co. Holdings Ltd.	1,900	112,936
The Hanover Insurance Group, Inc.	4,100	191,552

		304,488

Internet — 5.8%
Blue Coat Systems, Inc.*	7,100	212,077
Expedia, Inc.	9,300	233,337
GSI Commerce, Inc.*	35,203	816,709
Sapient Corp.	20,626	249,575

		1,511,698

Leisure Time — 3.1%
Polaris Industries, Inc.	5,449	425,131
WMS Industries, Inc.*	8,745	395,624

		820,755

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Lodging — 3.0%
Gaylord Entertainment Co.*	13,200	$474,408
Hyatt Hotels Corp., Class A*	6,950	318,032

		792,440

Machinery — Diversified — 1.6%
Gardner Denver, Inc.	6,116	420,903

Metal Fabricate/Hardware — 1.2%
Timken Co.	6,600	315,018

Oil & Gas — 2.0%
Brigham Exploration Co.*	8,300	226,092
Whiting Petroleum Corp.*	2,557	299,655

		525,747

Pharmaceuticals — 6.4%
Auxilium Pharmaceuticals, Inc.*	12,400	261,640
Impax Laboratories, Inc.*	6,100	122,671
Mylan, Inc.*	11,633	245,805
Onyx Pharmaceuticals, Inc.*	9,850	363,170
Perrigo Co.	4,100	259,653
Valeant Pharmaceuticals International, Inc.	14,200	401,718

		1,654,657

Real Estate — 0.8%
C.B. Richard Ellis Group, Inc., Class A*	10,433	213,668

Retail — 6.2%
Coinstar, Inc.*	5,500	310,420
Dick’s Sporting Goods, Inc.*	6,700	251,250
Express, Inc.	10,900	204,920
GameStop Corp., Class A*	6,600	151,008
Guess?, Inc.	4,000	189,280
Phillips-Van Heusen Corp.	8,200	516,682

		1,623,560

Semiconductors — 4.9%
Microsemi Corp.*	25,513	584,248
PMC-Sierra, Inc.*	60,200	517,118
Teradyne, Inc.*	12,600	176,904

		1,278,270

Software — 2.3%
Blackboard, Inc.*	5,400	223,020
Quality Systems, Inc.	5,295	369,697

		592,717

Telecommunications — 6.8%
MetroPCS Communications, Inc.*	27,100	342,273
NII Holdings, Inc.*	21,333	952,732
SBA Communications Corp., Class A*	11,700	478,998

		1,774,003

Textiles — 0.6%
Mohawk Industries, Inc.*	2,700	153,252

	Number of Shares	Value†

Transportation — 2.3%
Atlas Air Worldwide Holdings, Inc.*	6,000	$334,980
Nordic American Tanker Shipping	4,900	127,498
UTi Worldwide, Inc.	6,500	137,800

		600,278

TOTAL COMMON STOCKS (Cost $19,145,634)		25,098,159

SHORT-TERM INVESTMENTS — 3.6%
BlackRock Liquidity Funds TempCash - Institutional Shares	462,840	462,840
BlackRock Liquidity Funds TempFund - Institutional Shares	462,840	462,840

TOTAL SHORT-TERM INVESTMENTS (Cost $925,680)		925,680

TOTAL INVESTMENTS — 100.0% (Cost $20,071,314)		$26,023,839

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMID CAP GROWTH FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$25,098,159	$25,098,159	$—	$—
SHORT-TERM INVESTMENTS	925,680	925,680	—	—

TOTAL INVESTMENTS	26,023,839	26,023,839	—	—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 88.8%
Advertising — 1.0%
The Interpublic Group of Cos., Inc.*	27,300	$289,926

Agriculture — 0.9%
Bunge Ltd.	3,650	239,148

Airlines — 0.6%
Alaska Air Group, Inc.*	2,750	155,898

Apparel — 0.8%
The Jones Group, Inc.	15,200	236,208

Auto Parts & Equipment — 4.1%
Cooper Tire & Rubber Co.	10,450	246,411
Dana Holding Corp.*	20,500	352,805
Federal-Mogul Corp.*	14,300	295,295
TRW Automotive Holdings Corp.*	4,700	247,690

		1,142,201

Banks — 7.5%
Associated Banc-Corp.	16,500	249,976
CapitalSource, Inc.	35,100	249,210
City National Corp.	2,800	171,808
Comerica, Inc.	7,500	316,800
Marshall & Ilsley Corp.	21,500	148,780
Popular, Inc.*	78,100	245,234
Susquehanna Bancshares, Inc.	17,700	171,336
Umpqua Holdings Corp.	12,400	151,032
Webster Financial Corp.	9,200	181,240
Whitney Holding Corp.	14,900	210,835

		2,096,251

Beverages — 1.3%
Constellation Brands, Inc., Class A*	16,075	356,061

Building Materials — 0.5%
Masco Corp.	11,900	150,654

Chemicals — 4.5%
Arch Chemicals, Inc.	7,425	281,630
Cytec Industries, Inc.	4,300	228,158
Huntsman Corp.	16,800	262,248
PolyOne Corp.*	17,600	219,824
Rockwood Holdings, Inc.*	6,650	260,148

		1,252,008

Commercial Services — 2.6%
Convergys Corp.*	24,200	318,714
Hertz Global Holdings, Inc.*	15,100	218,799
Kelly Services, Inc., Class A*	9,300	174,840

		712,353

Computers — 1.2%
Insight Enterprises, Inc.*	13,000	171,080
NCR Corp.*	10,550	162,154

		333,234

Distribution & Wholesale — 1.1%
WESCO International, Inc.*	5,600	295,680

	Number of Shares	Value†

Diversified Financial Services — 0.5%
MF Global Holdings Ltd.*	17,800	$148,808

Electric — 5.7%
CMS Energy Corp.	18,025	335,265
NV Energy, Inc.	23,000	323,150
Pepco Holdings, Inc.	17,400	317,550
Portland General Electric Co.	13,675	296,747
UniSource Energy Corp.	9,000	322,560

		1,595,272

Electrical Components & Equipment — 1.8%
EnerSys*	5,900	189,508
General Cable Corp.*	9,150	321,074

		510,582

Electronics — 4.2%
Arrow Electronics, Inc.*	6,150	210,637
AU Optronics Corp. ADR*	14,740	153,591
Avnet, Inc.*	6,300	208,089
Flextronics International Ltd.*	33,100	259,835
Thomas & Betts Corp.*	6,750	326,025

		1,158,177

Food — 2.5%
Dole Food Co., Inc.*	6,000	81,060
Smithfield Foods, Inc.*	14,650	302,229
SUPERVALU, Inc.	13,250	127,598
Tyson Foods, Inc., Class A	10,700	184,254

		695,141

Gas — 4.6%
Atmos Energy Corp.	10,500	327,600
NiSource, Inc.	18,875	332,577
Southern Union Co.	12,950	311,707
UGI Corp.	9,800	309,484

		1,281,368

Healthcare Products — 1.2%
Kinetic Concepts, Inc.*	4,250	177,990
Teleflex, Inc.	3,000	161,430

		339,420

Healthcare Services — 3.7%
AMERIGROUP Corp.*	5,550	243,756
Health Net, Inc.*	12,300	335,667
LifePoint Hospitals, Inc.*	7,650	281,137
Molina Healthcare, Inc.*	6,000	167,100

		1,027,660

Home Builders — 0.9%
NVR, Inc.*	380	262,588

Household Products & Wares — 2.0%
American Greetings Corp., Class A	14,500	321,320
Avery Dennison Corp.	5,700	241,338

		562,658

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — 6.0%
AmTrust Financial Services, Inc.	9,200	$161,000
Aspen Insurance Holdings Ltd.	10,550	301,941
Endurance Specialty Holdings Ltd.	7,325	337,463
Fidelity National Financial, Inc., Class A	4,300	58,824
Platinum Underwriters Holdings Ltd.	6,600	296,802
Reinsurance Group of America, Inc.	5,525	296,748
Unum Group	8,775	212,530

		1,665,308

Iron & Steel — 2.1%
Reliance Steel & Aluminum Co.	6,250	319,375
Steel Dynamics, Inc.	13,900	254,370

		573,745

Leisure Time — 1.3%
Callaway Golf Co.	13,700	110,559
Royal Caribbean Cruises Ltd.*	5,300	249,100

		359,659

Lodging — 0.8%
Wyndham Worldwide Corp.	7,300	218,708

Machinery — Construction & Mining — 1.1%
Terex Corp.*	9,725	301,864

Machinery — Diversified — 0.8%
Briggs & Stratton Corp.	11,200	220,528

Media — 1.7%
Gannett Co., Inc.	15,500	233,895
Meredith Corp.	6,625	229,556

		463,451

Metal Fabricate/Hardware — 1.7%
Commercial Metals Co.	8,250	136,868
Mueller Industries, Inc.	9,850	322,095

		458,963

Miscellaneous Manufacturing — 1.5%
A. O. Smith Corp.	3,525	134,232
Trinity Industries, Inc.	10,300	274,083

		408,315

Oil & Gas — 4.1%
Forest Oil Corp.*	8,700	330,339
Helmerich & Payne, Inc.	4,900	237,552
Rowan Cos., Inc.*	6,950	242,624
Swift Energy Co.*	8,100	317,115

		1,127,630

Oil & Gas Services — 1.5%
Helix Energy Solutions Group, Inc.*	17,300	210,022
Oil States International, Inc.*	3,100	198,679

		408,701

Pharmaceuticals — 1.1%
Par Pharmaceutical Cos., Inc.*	7,775	299,415

	Number of Shares	Value†

Real Estate — 1.9%
C.B. Richard Ellis Group, Inc., Class A*	11,000	$225,280
Forest City Enterprises, Inc., Class A*	10,100	168,569
Jones Lang LaSalle, Inc.	1,525	127,978

		521,827

Retail — 4.5%
AnnTaylor Stores Corp.*	12,800	350,592
Foot Locker, Inc.	17,400	341,388
Office Depot, Inc.*	35,600	192,240
Signet Jewelers Ltd.*	8,500	368,900

		1,253,120

Savings & Loans — 2.3%
First Niagara Financial Group, Inc.	18,400	257,232
People’s United Financial, Inc.	11,700	163,917
Washington Federal, Inc.	13,650	230,958

		652,107

Telecommunications — 1.4%
Amdocs Ltd.*	6,375	175,121
Anixter International, Inc.	3,750	223,988

		399,109

Transportation — 1.8%
Con-way, Inc.	5,000	182,850
Teekay Corp.	9,500	314,260

		497,110

TOTAL COMMON STOCKS (Cost $18,468,130)		24,670,856

REAL ESTATE INVESTMENT TRUSTS — 6.9%
Apartments — 2.1%
BRE Properties, Inc.	5,400	234,900
Camden Property Trust	6,300	340,074

		574,974

Diversified — 0.9%
Entertainment Properties Trust	5,200	240,500

Factory Outlets — 0.8%
Tanger Factory Outlet Centers, Inc.	4,625	236,754

Hotels & Resorts — 1.5%
DiamondRock Hospitality Co.*	22,700	272,400
Sunstone Hotel Investors, Inc.*	14,209	146,779

		419,179

Office Property — 0.9%
BioMed Realty Trust, Inc.	13,950	260,167

Regional Malls — 0.7%
CBL & Associates Properties, Inc.	10,400	182,000

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,633,612)		1,913,574

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMID CAP VALUE FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 4.3%
BlackRock Liquidity Funds TempCash - Institutional Shares	593,737	$593,737
BlackRock Liquidity Funds TempFund - Institutional Shares	593,736	593,736

TOTAL SHORT-TERM INVESTMENTS (Cost $1,187,473)		1,187,473

TOTAL INVESTMENTS — 100.0% (Cost $21,289,215)		$27,771,903

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Country Weightings as of 12/31/2010†
United States	92%
Bermuda	4
Canada	1
Puerto Rico	1
Singapore	1
Taiwan	1

Total	100%

†	% of total investments as of December 31, 2010

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$24,670,856	$24,670,856	$—	$—
REAL ESTATE INVESTMENT TRUSTS	1,913,574	1,913,574	—	—
SHORT-TERM INVESTMENTS	1,187,473	1,187,473	—	—

TOTAL INVESTMENTS	$27,771,903	$27,771,903	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 74.8%
Airlines — 1.8%
Allegiant Travel Co.	13,500	$664,740
Copa Holdings S.A., Class A	23,502	1,382,858

		2,047,598

Apparel — 1.6%
Crocs, Inc.*	69,025	1,181,708
Iconix Brand Group, Inc.*	34,125	658,954

		1,840,662

Auto Manufacturers — 0.7%
Wabash National Corp.*	65,300	773,805

Biotechnology — 0.7%
Emergent BioSolutions, Inc.*	35,650	836,349

Commercial Services — 8.3%
American Public Education, Inc.*#	55,991	2,085,105
isoftstone Holdings Ltd.*	37,650	684,100
Medifast, Inc.*	27,325	789,146
Parexel International Corp.*	49,621	1,053,454
Resources Connection, Inc.	63,000	1,171,170
The Corporate Executive Board Co.	23,549	884,265
United Rentals, Inc.*	40,325	917,394
VistaPrint N.V.*	46,779	2,151,834

		9,736,468

Computers — 1.9%
Ciber, Inc.*	66,500	311,220
Keyw Holding Corp. (The)*#	52,902	776,072
Syntel, Inc.	24,091	1,151,309

		2,238,601

Distribution & Wholesale — 0.5%
Titan Machinery, Inc.*	33,203	640,818

Diversified Financial Services — 3.4%
Financial Engines, Inc.*#	66,550	1,319,686
Higher One Holdings, Inc.*#	40,746	824,292
MF Global Holdings Ltd.*	93,400	780,824
World Acceptance Corp.*#	20,625	1,089,000

		4,013,802

Electric — 0.7%
EnerNOC, Inc.*#	33,791	807,943

Electronics — 0.6%
Stoneridge, Inc.*	42,095	664,680

Engineering & Construction — 0.6%
Chicago Bridge & Iron Co. NV*	22,650	745,185

Entertainment — 0.6%
Shuffle Master, Inc.*	58,500	669,825

Healthcare Products — 5.6%
Abaxis, Inc.*	34,061	914,538
Align Technology, Inc.*#	77,341	1,511,243
Masimo Corp.#	33,648	978,147
NuVasive, Inc.*#	98,880	2,536,272
Zoll Medical Corp.*	18,000	670,140

		6,610,340

	Number of Shares	Value†

Healthcare Services — 0.8%
IPC The Hospitalist Co., Inc.*	23,820	$929,218

Home Furnishings — 1.1%
Tempur-Pedic International, Inc.*	33,534	1,343,372

Insurance — 1.6%
MGIC Investment Corp.*#	181,428	1,848,751

Internet — 4.6%
Ancestry.com, Inc.*	30,825	872,964
Constant Contact, Inc.*#	57,720	1,788,743
Shutterfly, Inc.*	32,875	1,151,611
Terremark Worldwide, Inc.*#	123,046	1,593,446

		5,406,764

Leisure Time — 1.2%
Life Time Fitness, Inc.*#	33,955	1,391,815

Metal Fabricate/Hardware — 1.4%
Dynamic Materials Corp.	30,125	679,921
Haynes International, Inc.	23,737	992,919

		1,672,840

Mining — 2.4%
Globe Specialty Metals, Inc.	86,500	1,478,285
Horsehead Holding Corp.*	105,555	1,376,437

		2,854,722

Miscellaneous Manufacturing — 0.8%
Hexcel Corp.*	51,350	928,922

Oil & Gas — 8.4%
Comstock Resources, Inc.*#	113,235	2,781,051
Goodrich Petroleum Corp.*#	137,822	2,431,180
Petrohawk Energy Corp.*#	157,203	2,868,955
Quicksilver Resources, Inc.*	118,858	1,751,967

		9,833,153

Pharmaceuticals — 3.4%
Cardiome Pharma Corp.*	146,504	940,556
Durect Corp.*	298,700	1,030,515
Pozen, Inc.*	136,851	910,059
Salix Pharmaceuticals Ltd.*	23,850	1,119,996

		4,001,126

Retail — 3.5%
AerCap Holdings N.V.*	183,881	2,596,400
Buffalo Wild Wings, Inc.*	16,022	702,565
Cabela’s, Inc.*#	37,375	812,906

		4,111,871

Semiconductors — 5.3%
Netlogic Microsystems, Inc.*#	71,018	2,230,675
Power Integrations, Inc.#	15,475	621,167
Rubicon Technology, Inc.*#	65,125	1,372,835
Teradyne, Inc.*#	142,079	1,994,789

		6,219,466

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 3.9%
CommVault Systems, Inc.*	24,851	$711,236
InnerWorkings, Inc.*#	191,166	1,252,137
NetSuite, Inc.*	32,887	822,175
Quality Systems, Inc.#	9,575	668,526
Rosetta Stone, Inc.*#	53,327	1,131,599

		4,585,673

Storage & Warehousing — 1.2%
Mobile Mini, Inc.*	69,412	1,366,722

Telecommunications — 4.3%
Acme Packet, Inc.*	11,978	636,750
Atheros Communications, Inc.*#	79,752	2,864,692
Ciena Corp.*#	71,650	1,508,233

		5,009,675

Transportation — 3.9%
Celadon Group, Inc.*	65,554	969,544
Knight Transportation, Inc.#	61,950	1,177,050
Old Dominion Freight Line, Inc.*	26,962	862,514
Scorpio Tankers, Inc.*	74,610	754,307
Vitran Corp., Inc.*	60,313	791,307

		4,554,722

TOTAL COMMON STOCKS (Cost $71,469,297)		87,684,888

SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity Funds TempCash - Institutional Shares	934,854	934,854
BlackRock Liquidity Funds TempFund - Institutional Shares	934,853	934,853

TOTAL SHORT-TERM INVESTMENTS (Cost $1,869,707)		1,869,707

SECURITIES LENDING COLLATERAL — 23.6%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.163%, 01/03/2011 (Cost $27,668,481)	27,668,481	27,668,481

TOTAL INVESTMENTS — 100.0% (Cost $101,007,485)		$117,223,076

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

Country Weightings as of 12/31/2010†
United States	91%
Netherlands	5
Canada	1
China	1
Panama	1
Principality of Monaco	1

Total	100%

†	% of total investments as of December 31, 2010

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$87,684,888	$87,684,888	$—	$—
SHORT-TERM INVESTMENTS	1,869,707	1,869,707
SECURITIES LENDING COLLATERAL	27,668,481	27,668,481	—	—

TOTAL INVESTMENTS	$117,223,076	$117,223,076	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 71.8%
Aerospace & Defense — 1.3%
AAR Corp.*	36,165	$993,453
Kaman Corp.	35,334	1,027,159
TransDigm Group, Inc.*	6,697	482,251

		2,502,863

Airlines — 1.0%
AirTran Holdings, Inc.*#	88,526	654,207
JetBlue Airways Corp.*#	191,570	1,266,278

		1,920,485

Apparel — 1.4%
G-III Apparel Group Ltd.*	23,757	835,059
Iconix Brand Group, Inc.*	50,556	976,236
The Warnaco Group, Inc.*	15,327	844,058

		2,655,353

Auto Parts & Equipment — 1.5%
Dana Holding Corp.*	19,161	329,761
Tenneco, Inc.*	27,314	1,124,244
TRW Automotive Holdings Corp.*	20,066	1,057,478
Visteon Corp.*#	6,826	506,831

		3,018,314

Banks — 9.3%
Bank of the Ozarks, Inc.#	22,737	985,649
Boston Private Financial Holdings, Inc.	40,689	266,513
Bridge Capital Holdings*	11,083	96,422
Capital City Bank Group, Inc.#	4,709	59,333
CoBiz Financial, Inc.#	32,874	199,874
Columbia Banking System, Inc.	8,052	169,575
CVB Financial Corp.#	70,266	609,206
East West Bancorp, Inc.	25,020	489,141
F.N.B. Corp.#	49,382	484,931
First Financial Bankshares, Inc.#	19,409	993,353
First Midwest Bancorp, Inc.	60,556	697,605
FirstMerit Corp.	42,633	843,707
Glacier Bancorp, Inc.	74,960	1,132,646
Hancock Holding Co.#	23,138	806,591
Heritage Financial Corp.*	17,184	239,201
Home Bancshares, Inc.	20,728	456,638
IBERIABANK Corp.	12,810	757,455
Lakeland Financial Corp.	14,836	318,381
MB Financial, Inc.	48,162	834,166
PacWest Bancorp#	6,260	133,839
Pinnacle Financial Partners, Inc.*#	30,654	416,281
PrivateBancorp, Inc.#	31,023	446,111
Prosperity Bancshares, Inc.	28,842	1,132,914
Sandy Spring Bancorp, Inc.	16,154	297,718
SCBT Financial Corp.	19,589	641,540
Sierra Bancorp	8,436	90,518
Signature Bank*	32,493	1,624,650
Simmons First National Corp., Class A	10,143	289,075
Southcoast Financial Corp.*	12,381	38,010
Summit State Bank	11,718	81,909
Texas Capital Bancshares, Inc.*	28,890	614,490
The First of Long Island Corp.	8,402	242,902

	Number of Shares	Value†

Banks — (continued)
Trico Bancshares#	19,823	$320,141
UMB Financial Corp.	15,972	661,560
Webster Financial Corp.	35,527	699,882

		18,171,927

Building Materials — 1.0%
Comfort Systems USA, Inc.	98,818	1,301,433
Universal Forest Products, Inc.	18,621	724,357

		2,025,790

Chemicals — 2.2%
H.B. Fuller Co.	47,963	984,201
Minerals Technologies, Inc.	24,957	1,632,437
PolyOne Corp.*	134,316	1,677,607

		4,294,245

Commercial Services — 3.2%
Aegean Marine Petroleum Network, Inc.	101,305	1,056,611
Convergys Corp.*	52,798	695,350
Fleetcor Technologies, Inc.*	15,670	484,517
Medifast, Inc.*	12,992	375,209
Monro Muffler Brake, Inc.#	19,158	662,675
On Assignment, Inc.*	57,742	470,597
PHH Corp.*#	33,461	774,622
RSC Holdings, Inc.*#	115,166	1,121,717
Team Health Holdings, Inc.*	47,635	740,248

		6,381,546

Computers — 1.8%
Electronics for Imaging, Inc.*	86,080	1,231,804
Mentor Graphics Corp.*	84,731	1,016,772
MTS Systems Corp.	21,817	817,265
NetScout Systems, Inc.*	21,282	489,699

		3,555,540

Cosmetics & Personal Care — 0.3%
Elizabeth Arden, Inc.*	25,813	593,957

Distribution & Wholesale — 1.7%
Beacon Roofing Supply, Inc.*	49,961	892,803
Fossil, Inc.*	15,930	1,122,746
Watsco, Inc.#	20,875	1,316,795

		3,332,344

Diversified Financial Services — 1.6%
BGC Partners, Inc., Class A	31,226	259,488
KBW, Inc.	17,483	488,125
Knight Capital Group, Inc., Class A*	50,579	697,485
MF Global Holdings Ltd.*	67,051	560,546
Ocwen Financial Corp.*	42,076	401,405
Piper Jaffray Cos.*#	10,577	370,301
Stifel Financial Corp.*#	6,162	382,291

		3,159,641

Electric — 4.1%
Avista Corp.	14,578	328,297
Cleco Corp.	45,713	1,406,132

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — (continued)
El Paso Electric Co.*	115,788	$3,187,644
IDACORP, Inc.	6,006	222,102
MGE Energy, Inc.	6,474	276,828
NorthWestern Corp.	11,324	326,471
Portland General Electric Co.	26,115	566,695
The Empire District Electric Co.	8,048	178,666
UniSource Energy Corp.	12,498	447,928
Westar Energy, Inc.#	40,797	1,026,452

		7,967,215

Electrical Components & Equipment — 1.1%
Belden, Inc.	10,123	372,729
EnerSys*	38,599	1,239,800
Littelfuse, Inc.	11,320	532,719

		2,145,248

Electronics — 1.1%
Checkpoint Systems, Inc.*	46,388	953,274
Newport Corp.*	24,925	432,947
Watts Water Technologies, Inc., Class A#	20,324	743,655

		2,129,876

Engineering & Construction — 0.4%
Michael Baker Corp.*	9,014	280,335
MYR Group, Inc.*	20,008	420,168

		700,503

Environmental Control — 0.7%
Darling International, Inc.*	41,409	549,911
Waste Connections, Inc.#	30,294	833,994

		1,383,905

Food — 1.1%
Snyders-Lance, Inc.	16,904	396,230
The Hain Celestial Group, Inc.*	32,606	882,318
TreeHouse Foods, Inc.*#	17,323	885,032

		2,163,580

Gas — 1.0%
South Jersey Industries, Inc.	3,668	193,744
Southwest Gas Corp.	39,913	1,463,609
The Laclede Group, Inc.	8,924	326,083

		1,983,436

Hand & Machine Tools — 0.5%
Regal-Beloit Corp.#	15,831	1,056,878

Healthcare Products — 1.6%
American Medical Systems Holdings, Inc.*	44,659	842,269
Hill-Rom Holdings, Inc.	17,063	671,770
PSS World Medical, Inc.*	36,944	834,934
West Pharmaceutical Services, Inc.	17,953	739,664

		3,088,637

Healthcare Services — 2.4%
Amedisys, Inc.*	32,079	1,074,647
HealthSouth Corp.*	23,438	485,401
ICON Plc ADR*	42,610	933,159

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Services — (continued)
LHC Group, Inc.*	23,510	$705,300
Lincare Holdings, Inc.	52,933	1,420,192

		4,618,699

Home Builders — 0.5%
Meritage Homes Corp.*	40,110	890,442

Insurance — 5.5%
Alterra Capital Holdings Ltd.#	44,527	963,564
American Equity Investment Life Holding Co.	135,325	1,698,329
Aspen Insurance Holdings Ltd.	17,382	497,473
Donegal Group, Inc., Class A	21,957	317,937
Enstar Group Ltd.*	5,556	469,926
Meadowbrook Insurance Group, Inc.	177,550	1,819,888
MGIC Investment Corp.*	83,520	851,069
ProAssurance Corp.*	20,272	1,228,483
RLI Corp.#	13,788	724,835
Symetra Financial Corp.	52,605	720,689
The PMI Group, Inc.*#	99,487	328,307
Tower Group, Inc.#	48,186	1,232,598

		10,853,098

Investment Companies — 1.0%
Apollo Investment Corp.	63,246	700,133
Golub Capital BDC, Inc.	18,890	323,397
PennantPark Investment Corp.	42,953	525,745
Solar Capital Ltd.	16,577	410,778

		1,960,053

Iron & Steel — 0.4%
Metals USA Holdings Corp.*	30,304	461,833
Schnitzer Steel Industries, Inc., Class A	5,423	360,033

		821,866

Leisure Time — 0.7%
Polaris Industries, Inc.	7,159	558,545
WMS Industries, Inc.*	19,124	865,170

		1,423,715

Lodging — 1.0%
Gaylord Entertainment Co.*#	32,903	1,182,534
Orient-Express Hotels Ltd., Class A*	53,665	697,108

		1,879,642

Machinery — Diversified — 1.8%
Altra Holdings, Inc.*	19,755	392,334
Applied Industrial Technologies, Inc.	16,167	525,104
Graco, Inc.	18,104	714,203
Robbins & Myers, Inc.#	41,760	1,494,173
Tennant Co.	11,992	460,613

		3,586,427

Metal Fabricate/Hardware — 1.2%
Commercial Metals Co.	87,390	1,449,800
Olympic Steel, Inc.	34,973	1,003,026

		2,452,826

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — 1.0%
Kaiser Aluminum Corp.#	31,000	$1,552,790
Taseko Mines Ltd*	96,619	507,250

		2,060,040

Miscellaneous Manufacturing — 1.2%
Actuant Corp., Class A	33,781	899,250
AZZ, Inc.	8,859	354,449
Carlisle Cos., Inc.	28,141	1,118,323

		2,372,022

Oil & Gas — 3.7%
Approach Resources, Inc.*	18,343	423,723
Brigham Exploration Co.*	43,242	1,177,912
Carrizo Oil & Gas, Inc.*	10,585	365,077
Kodiak Oil & Gas Corp.*	25,270	166,782
Northern Oil & Gas, Inc.*	13,763	374,491
Petroleum Development Corp.*	13,590	573,634
Resolute Energy Corp.*#	110,245	1,627,216
Rex Energy Corp.*#	60,307	823,191
Rosetta Resources, Inc.*	48,445	1,823,470

		7,355,496

Oil & Gas Services — 1.4%
Key Energy Services, Inc.*	104,911	1,361,745
Oil States International, Inc.*	13,305	852,717
T-3 Energy Services, Inc.*	11,725	467,007

		2,681,469

Pharmaceuticals — 0.4%
Herbalife Ltd.	10,495	717,543

Real Estate — 0.3%
Retail Opportunity Investments Corp.#	62,808	622,427

Retail — 3.5%
American Eagle Outfitters, Inc.#	30,721	449,448
Big Lots, Inc.*	8,400	255,864
Cash America International, Inc.	6,390	235,983
DineEquity, Inc.*	9,061	447,432
Ezcorp, Inc., Class A*	10,368	281,284
First Cash Financial Services, Inc.*	15,944	494,105
HSN, Inc.*	36,297	1,112,140
Jos. A. Bank Clothiers, Inc.*	25,137	1,013,524
The Children’s Place Retail Stores, Inc.*	9,349	464,084
The Pantry, Inc.*	32,146	638,420
Vera Bradley, Inc.*#	8,300	273,900
World Fuel Services Corp.	34,291	1,239,962

		6,906,146

Savings & Loans — 1.3%
Brookline Bancorp, Inc.	58,763	637,578
Dime Community Bancshares	21,168	308,841
First Financial Holdings, Inc.	15,411	177,381
Flushing Financial Corp.	32,651	457,114
Northwest Bancshares, Inc.	45,965	540,548
WSFS Financial Corp.	8,079	383,268

		2,504,730

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 2.3%
Entegris, Inc.*	101,923	$761,365
Fairchild Semiconductor International, Inc.*	43,490	678,879
Micrel, Inc.#	30,002	389,726
MKS Instruments, Inc.*	35,831	877,501
Semtech Corp.*	42,752	967,905
Standard Microsystems Corp.*	27,694	798,418

		4,473,794

Software — 1.4%
Avid Technology, Inc.*	50,858	887,981
Monotype Imaging Holdings, Inc.*	36,556	405,771
Parametric Technology Corp.*	22,798	513,639
SYNNEX Corp.*	31,159	972,161

		2,779,552

Telecommunications — 1.9%
Anixter International, Inc.#	21,760	1,299,725
Knology, Inc.*	50,688	792,253
Plantronics, Inc.	8,366	311,383
Polycom, Inc.*#	16,452	641,299
Premiere Global Services, Inc.*	107,040	727,872

		3,772,532

Textiles — 0.5%
G&K Services, Inc., Class A	29,029	897,286

Transportation — 0.5%
Golar LNG Ltd.	31,802	477,348
Heartland Express, Inc.	29,239	468,409
Scorpio Tankers, Inc.*	11,293	114,172

		1,059,929

TOTAL COMMON STOCKS (Cost $114,452,692)		140,921,017

REAL ESTATE INVESTMENT TRUSTS — 10.1%
Apartments — 1.4%
American Campus Communities, Inc.#	68,193	2,165,810
Education Realty Trust, Inc.	64,763	503,208

		2,669,018

Building & Real Estate — 3.4%
Capstead Mortgage Corp.	36,363	457,810
Coresite Realty Corp.	18,263	249,107
Cypress Sharpridge Investments, Inc.	88,254	1,139,359
Hatteras Financial Corp.#	10,134	306,756
MFA Financial, Inc.	215,944	1,762,103
National Retail Properties, Inc.#	70,450	1,866,925
Redwood Trust, Inc.#	29,546	441,122
Two Harbors Investment Corp.	36,698	359,274

		6,582,456

Diversified — 0.9%
Entertainment Properties Trust#	36,136	1,671,290

Healthcare — 1.4%
Cogdell Spencer, Inc.	61,417	356,219

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP VALUE FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Healthcare — (continued)
Medical Properties Trust, Inc.	85,608	$927,135
Omega Healthcare Investors, Inc.#	69,728	1,564,696

		2,848,050

Hotels & Resorts — 0.2%
Pebblebrook Hotel Trust	23,974	487,152

Mixed Industrial/Office — 0.7%
Dupont Fabros Technology, Inc.#	26,235	558,019
PS Business Parks, Inc.	15,570	867,560

		1,425,579

Office Property — 1.4%
BioMed Realty Trust, Inc.#	87,801	1,637,489
Parkway Properties, Inc.#	68,399	1,198,350

		2,835,839

Storage & Warehousing — 0.3%
U-Store-It Trust	54,085	515,430

Strip Centers — 0.4%
Acadia Realty Trust	47,681	869,701

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $18,240,805)		19,904,515

SHORT-TERM INVESTMENTS — 2.6%
BlackRock Liquidity Funds TempCash - Institutional Shares	2,511,356	2,511,356
RBB Sansom Street Fund Money Market Portfolio	2,511,356	2,511,356

TOTAL SHORT-TERM INVESTMENTS (Cost $5,022,712)		5,022,712

SECURITIES LENDING COLLATERAL — 15.5%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.163%, 01/03/2011 (Cost $30,504,282)	30,504,282	30,504,282

TOTAL INVESTMENTS — 100.0% (Cost $168,220,491)		$196,352,526

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$140,921,017	$140,921,017	$—	$—
REAL ESTATE INVESTMENT TRUSTS	19,904,515	19,904,515	—	—
SHORT-TERM INVESTMENTS	5,022,712	5,022,712	—	—
SECURITIES LENDING COLLATERAL	30,504,282	30,504,282	—	—

TOTAL INVESTMENTS	$196,352,526	$196,352,526	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — 73.3%
Advertising — 0.1%
APAC Customer Services, Inc.*	447	$2,713
Harte-Hanks, Inc.	678	8,658
Marchex, Inc., Class B	645	6,154

		17,525

Aerospace & Defense — 1.1%
AAR Corp.*	879	24,146
AeroVironment, Inc.*	318	8,532
Astronics Corp.*	168	3,528
Cubic Corp.	352	16,597
Curtiss-Wright Corp.	935	31,042
Ducommun, Inc.	265	5,772
Esterline Technologies Corp.*	637	43,692
GenCorp, Inc.*#	1,240	6,411
HEICO Corp.#	553	28,219
Herley Industries, Inc.*	285	4,936
Kaman Corp.	548	15,930
Kratos Defense & Security Solutions, Inc.*	300	3,951
LMI Aerospace, Inc.*	153	2,446
Moog, Inc., Class A*	941	37,452
National Presto Industries, Inc.	96	12,481
Orbital Sciences Corp.*	1,113	19,066
Teledyne Technologies, Inc.*	777	34,165
Triumph Group, Inc.#	314	28,075

		326,441

Agriculture — 0.3%
Alico, Inc.	51	1,216
Alliance One International, Inc.*	2,256	9,565
Cadiz, Inc.*#	157	1,953
Griffin Land & Nurseries, Inc.	40	1,295
Limoneira Co.#	100	2,870
MGP Ingredients ,Inc.	300	3,312
Star Scientific, Inc.*	2,044	3,986
Tejon Ranch Co.*	288	7,934
The Andersons, Inc.#	411	14,940
Universal Corp.	455	18,519
Vector Group Ltd.#	831	14,393

		79,983

Airlines — 0.6%
AirTran Holdings, Inc.*#	2,993	22,118
Alaska Air Group, Inc.*	750	42,518
Allegiant Travel Co.	306	15,068
Hawaiian Holdings, Inc.*	1,326	10,396
JetBlue Airways Corp.*#	5,202	34,385
Pinnacle Airlines Corp.*	500	3,950
Republic Airways Holdings, Inc.*#	1,201	8,791
SkyWest, Inc.	1,081	16,885
US Airways Group, Inc.*	3,391	33,944

		188,055

Apparel — 1.5%
American Apparel, Inc.*	527	875
Carter’s, Inc.*	1,256	37,065

	Number of Shares	Value†

Apparel — (continued)
Cherokee, Inc.#	200	$3,762
Columbia Sportswear Co.#	211	12,723
Crocs, Inc.*	1,806	30,919
Deckers Outdoor Corp.*	758	60,443
Delta Apparel, Inc.*	200	2,700
G-III Apparel Group Ltd.*	304	10,686
Iconix Brand Group, Inc.*	1,444	27,884
Joe’s Jeans, Inc.*#	1,100	1,716
K-Swiss, Inc., Class A*	424	5,287
Lacrosse Footwear, Inc.	100	1,640
Maidenform Brands, Inc.*	438	10,411
Oxford Industries, Inc.	208	5,327
Perry Ellis International, Inc.*	214	5,879
Quiksilver, Inc.*	2,860	14,500
RG Barry Corp.	200	2,224
Skechers U.S.A., Inc., Class A*#	801	16,020
Steven Madden Ltd.*	525	21,903
The Jones Group, Inc.	1,691	26,278
The Timberland Co., Class A*	751	18,467
The Warnaco Group, Inc.*	861	47,415
True Religion Apparel, Inc.*	626	13,935
Under Armour, Inc., Class A*	723	39,649
Unifi, Inc.*	360	6,095
Volcom, Inc.	367	6,925
Weyco Group, Inc.	100	2,449
Wolverine World Wide, Inc.	939	29,935

		463,112

Auto Manufacturers — 0.1%
Force Protection, Inc.*	1,255	6,915
Wabash National Corp.*	1,500	17,775

		24,690

Auto Parts & Equipment — 0.9%
American Axle & Manufacturing Holdings, Inc.*	1,416	18,210
Amerigon, Inc.*	568	6,180
ArvinMeritor, Inc.*#	1,864	38,249
Commercial Vehicle Group, Inc.*	400	6,500
Cooper Tire & Rubber Co.	1,249	29,451
Dana Holding Corp.*	2,711	46,656
Dorman Products, Inc.*	196	7,103
Douglas Dynamics, Inc.	200	3,030
Exide Technologies*	1,387	13,052
Fuel Systems Solutions, Inc.*	334	9,813
Miller Industries, Inc.	187	2,661
Modine Manufacturing Co.*	877	13,593
Spartan Motors, Inc.	417	2,540
Standard Motor Products, Inc.	400	5,480
Superior Industries International, Inc.	419	8,891
Tenneco, Inc.*	1,158	47,663
Titan International, Inc.#	755	14,753
Tower International, Inc.*	200	3,538

		277,363

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — 4.4%
1st Source Corp.	326	$6,598
1st United Bancorp, Inc.*	400	2,764
Alliance Financial Corp.	73	2,362
American National Bankshares, Inc.	109	2,567
Ameris Bancorp*	447	4,711
Ames National Corp.#	199	4,312
Arrow Financial Corp.#	140	3,851
BancFirst Corp.	160	6,590
Banco Latinoamericano de Exportaciones S.A., Class E	610	11,261
Bancorp Rhode Island, Inc.	69	2,007
Bancorp, Inc.*	512	5,207
Bank Mutual Corp.	632	3,021
Bank of Marin Bancorp	90	3,150
Bank of the Ozarks, Inc.#	238	10,317
Boston Private Financial Holdings, Inc.	1,258	8,240
Bridge Bancorp, Inc.	107	2,638
Bryn Mawr Bank Corp.	232	4,048
Camden National Corp.	126	4,565
Capital City Bank Group, Inc.#	269	3,389
Cardinal Financial Corp.	618	7,187
Cass Information Systems, Inc.	210	7,967
Cathay General Bancorp	1,692	28,256
Center Financial Corp.*	700	5,306
CenterState Banks of Florida, Inc.	432	3,421
Century Bancorp, Inc., Class A	69	1,849
Chemical Financial Corp.#	466	10,322
Citizens & Northern Corp.#	156	2,318
Citizens Republic Bancorp, Inc.*#	7,235	4,450
City Holding Co.	348	12,608
CNB Financial Corp.	153	2,266
CoBiz Financial, Inc.	600	3,648
Columbia Banking System, Inc.#	862	18,154
Community Bank System, Inc.#	691	19,189
Community Trust Bancorp, Inc.	221	6,400
CVB Financial Corp.#	1,653	14,332
Eagle Bancorp, Inc.*	385	5,556
Encore Bancshares, Inc.*	200	2,052
Enterprise Financial Services Corp.	182	1,904
F.N.B. Corp.#	2,416	23,725
Financial Institutions, Inc.	140	2,656
First Bancorp	324	4,960
First Bancorp, Inc.	234	3,695
First Bancorp.*#	1,918	882
First Busey Corp.	1,002	4,709
First Commonwealth Financial Corp.	2,184	15,463
First Community Bancshares, Inc.	326	4,870
First Financial Bancorp#	1,059	19,570
First Financial Bankshares, Inc.#	447	22,878
First Financial Corp.#	180	6,325
First Interstate Bancsystem, Inc.	200	3,048
First Merchants Corp.	538	4,767
First Midwest Bancorp, Inc.	1,714	19,745
First South Bancorp, Inc.	200	1,294
FirstMerit Corp.	2,076	41,084

	Number of Shares	Value†

Banks — (continued)
German American Bancorp, Inc.	292	$5,377
Glacier Bancorp, Inc.	1,529	23,103
Great Southern Bancorp, Inc.	171	4,034
Green Bankshares, Inc.*#	200	640
Hancock Holding Co.#	644	22,450
Hanmi Financial Corp.*	2,500	2,875
Heartland Financial USA, Inc.	317	5,535
Heritage Financial Corp.*	208	2,895
Home Bancshares, Inc.	382	8,416
Hudson Valley Holding Corp.	220	5,447
IBERIABANK Corp.	507	29,979
Independent Bank Corp.	371	10,036
International Bancshares Corp.	1,019	20,411
Lakeland Bancorp, Inc.	508	5,573
Lakeland Financial Corp.	294	6,309
MainSource Financial Group, Inc.	521	5,424
MB Financial, Inc.	949	16,437
Merchants Bancshares, Inc.	86	2,370
Metro Bancorp, Inc.*	263	2,896
Midsouth Bancorp, Inc.	186	2,857
MidWestOne Financial Group, Inc.	100	1,511
Nara Bancorp, Inc.*	739	7,257
National Bankshares, Inc.	119	3,747
National Penn Bancshares, Inc.	2,758	22,147
NBT Bancorp, Inc.#	611	14,756
Old National Bancorp	1,750	20,808
OmniAmerican Bancorp, Inc.*	291	3,943
Oriental Financial Group, Inc.	1,010	12,615
Orrstown Financial Services, Inc.	87	2,385
Pacific Continental Corp.	262	2,636
PacWest Bancorp#	723	15,458
Park National Corp.	224	16,278
Peapack-Gladstone Financial Corp.	89	1,161
Penns Woods Bancorp, Inc.	68	2,706
Peoples Bancorp, Inc.	272	4,257
Pinnacle Financial Partners, Inc.*	563	7,646
Porter Bancorp, Inc.	65	670
PrivateBancorp, Inc.#	1,198	17,227
Prosperity Bancshares, Inc.	963	37,827
Renasant Corp.	537	9,081
Republic Bancorp, Inc., Class A	134	3,183
S&T Bancorp, Inc.#	459	10,369
S.Y. Bancorp, Inc.	197	4,836
Sandy Spring Bancorp, Inc.	480	8,846
SCBT Financial Corp.	296	9,694
Sierra Bancorp	212	2,275
Signature Bank*	856	42,800
Simmons First National Corp., Class A	300	8,550
Southside Bancshares, Inc.	318	6,700
Southwest Bancorp, Inc.*#	436	5,406
State Bancorp, Inc.	335	3,099
StellarOne Corp.	616	8,957
Sterling Bancorp#	386	4,041
Sterling Bancshares, Inc.#	1,686	11,836
Suffolk Bancorp	143	3,529

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Susquehanna Bancshares, Inc.#	2,658	$25,729
SVB Financial Group*#	868	46,047
Taylor Capital Group, Inc.*	200	2,630
Texas Capital Bancshares, Inc.*	704	14,974
The First of Long Island Corp.	95	2,746
Tompkins Financial Corp.#	158	6,187
Tower Bancorp, Inc.	163	3,593
TowneBank	459	7,294
Trico Bancshares#	304	4,910
TrustCo Bank Corp.	1,352	8,572
Trustmark Corp.	1,282	31,845
UMB Financial Corp.	641	26,550
Umpqua Holdings Corp.#	2,336	28,453
Union First Market Bankshares Corp.	326	4,818
United Bankshares, Inc.#	746	21,783
United Community Banks, Inc.*	1,891	3,687
Univest Corp. of Pennsylvania#	300	5,751
Virginia Commerce Bancorp*	400	2,472
Washington Banking Co.	475	6,512
Washington Trust Bancorp, Inc.	270	5,908
Webster Financial Corp.	1,213	23,896
WesBanco, Inc.	415	7,868
West Bancorporation, Inc.	268	2,088
West Coast Bancorp*	1,700	4,794
Westamerica Bancorporation	556	30,841
Western Alliance Bancorp*	1,075	7,912
Whitney Holding Corp.	1,801	25,484
Wilshire Bancorp, Inc.	276	2,103
Wintrust Financial Corp.#	742	24,508

		1,339,710

Beverages — 0.2%
Boston Beer Co., Inc., Class A*	160	15,215
Coca-Cola Bottling Co. Consolidated	74	4,113
Farmer Bros. Co.	204	3,631
Heckmann Corp.*	1,413	7,107
National Beverage Corp.	242	3,180
Peet’s Coffee & Tea, Inc.*#	272	11,353
Primo Water Corp.*	300	4,263

		48,862

Biotechnology — 1.6%
Acorda Therapeutics, Inc.*	731	19,927
Affymax, Inc.*#	310	2,061
Alnylam Pharmaceuticals, Inc.*	739	7,287
AMAG Pharmaceuticals, Inc.*	356	6,444
Arena Pharmaceuticals, Inc.*	2,006	3,450
Ariad Pharmaceuticals, Inc.*#	2,264	11,546
Arqule, Inc.*	909	5,336
Aveo Pharmaceuticals, Inc.*	300	4,386
BioCryst Pharmaceuticals, Inc.*	597	3,086
Biosante Pharmaceuticals, Inc.*	1,300	2,132
Biotime, Inc.*#	400	3,332
Cambrex Corp.*	667	3,448
Celera Corp.*	1,483	9,343
Celldex Therapeutics, Inc.*#	644	2,653

	Number of Shares	Value†

Biotechnology — (continued)
Chelsea Therapeutics International, Inc.*	874	$6,555
Clinical Data, Inc.*#	154	2,450
Cubist Pharmaceuticals, Inc.*	1,084	23,198
Curis, Inc.*	1,673	3,313
Cytokinetics, Inc.*	519	1,085
CytRx Corp.*	2,800	2,828
Dynavax Technologies Corp.*#	1,400	4,480
Emergent BioSolutions, Inc.*	373	8,751
Enzo Biochem, Inc.*	795	4,198
Enzon Pharmaceuticals, Inc.*	905	11,014
Exact Sciences Corp.*	700	4,186
Exelixis, Inc.*#	2,469	20,270
Geron Corp.*	2,750	14,217
Halozyme Therapeutics, Inc.*#	1,489	11,793
Immunogen, Inc.*#	1,207	11,177
Immunomedics, Inc.*	1,436	5,141
Incyte Corp. Ltd.*#	1,769	29,295
Inhibitex, Inc.*	1,000	2,600
Inovio Pharmaceuticals, Inc.*	2,100	2,415
InterMune, Inc.*	864	31,450
Lexicon Pharmaceuticals, Inc.*	3,626	5,221
Ligand Pharmaceuticals, Inc.*	444	3,960
Martek Biosciences Corp.*#	606	18,968
Maxygen, Inc.#	600	2,358
Micromet, Inc.*	2,029	16,475
Momenta Pharmaceuticals, Inc.*#	1,036	15,509
Nanosphere, Inc.*	200	872
Neuralstem, Inc.*	800	1,696
Novavax, Inc.*	1,329	3,229
NPS Pharmaceuticals, Inc.*	1,557	12,300
Omeros Corp.*#	266	2,192
Pacific Biosciences of California, Inc.*	400	6,364
PDL BioPharma, Inc.	2,924	18,217
Peregrine Pharmaceuticals, Inc.*	1,000	2,300
RTI Biologics, Inc.*	709	1,893
Sangamo Biosciences, Inc.*#	1,003	6,660
Seattle Genetics, Inc.*#	1,667	24,922
SEQUENOM, Inc.*	2,097	16,818
StemCells, Inc.*#	3,281	3,543
SuperGen, Inc.*	651	1,706
The Medicines Co.*	993	14,031
Vical, Inc.*	1,121	2,264
ZIOPHARM Oncology, Inc.*#	900	4,194

		470,539

Building Materials — 0.6%
AAON, Inc.#	192	5,416
Apogee Enterprises, Inc.	543	7,314
Broadwind Energy, Inc.*	1,724	3,983
Builders FirstSource, Inc.*	373	735
Comfort Systems USA, Inc.	737	9,706
Drew Industries, Inc.#	491	11,156
Gibraltar Industries, Inc.*#	501	6,799
Interline Brands, Inc.*	690	15,711
Louisiana-Pacific Corp.*#	2,794	26,431
LSI Industries, Inc.	314	2,656

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Building Materials — (continued)
NCI Building Systems, Inc.*	464	$6,491
Quanex Building Products Corp.	825	15,650
Simpson Manufacturing Co., Inc.	785	24,264
Texas Industries, Inc.	388	17,763
Trex Co., Inc.*	331	7,931
Universal Forest Products, Inc.	383	14,899

		176,905

Chemicals — 1.8%
A. Schulman, Inc.	588	13,459
Aceto Corp.	642	5,778
American Vanguard Corp.	478	4,082
Arch Chemicals, Inc.	424	16,082
Balchem Corp.	606	20,472
Codexis, Inc.*	112	1,187
Ferro Corp.*	1,897	27,772
Georgia Gulf Corp.*	700	16,842
H.B. Fuller Co.	1,071	21,977
Hawkins, Inc.	149	6,616
Innophos Holdings, Inc.	473	17,066
KMG Chemicals, Inc.	200	3,314
Kraton Performance Polymers, Inc.*	241	7,459
Landec Corp.*	518	3,098
Minerals Technologies, Inc.	364	23,809
NewMarket Corp.	200	24,674
Olin Corp.	1,641	33,673
OM Group, Inc.*	654	25,186
Omnova Solutions, Inc.*	1,168	9,764
PolyOne Corp.*	1,939	24,218
Quaker Chemical Corp.	211	8,792
Rockwood Holdings, Inc.*	1,097	42,915
Sensient Technologies Corp.	995	36,546
Solutia, Inc.*	2,432	56,131
Spartech Corp.*#	446	4,175
Stepan Co.#	154	11,746
W.R. Grace & Co.*	1,453	51,044
Westlake Chemical Corp.	435	18,909
Zep, Inc.	392	7,793
Zoltek Cos., Inc.*	595	6,872

		551,451

Coal — 0.3%
Cloud Peak Energy, Inc.*	634	14,728
International Coal Group, Inc.*	2,470	19,118
James River Coal Co.*#	632	16,008
L&L Energy, Inc.*	300	3,240
Patriot Coal Corp.*#	1,621	31,399

		84,493

Commercial Services — 4.4%
ABM Industries, Inc.	1,139	29,956
Accretive Health, Inc.*#	200	3,250
Administaff, Inc.	424	12,423
Advance America Cash Advance Centers, Inc.	1,133	6,390
Albany Molecular Research, Inc.*	547	3,074
American Public Education, Inc.*#	355	13,220

	Number of Shares	Value†

Commercial Services — (continued)
American Reprographics Co.*	736	$5,586
AMN Healthcare Services, Inc.*	709	4,353
Arbitron, Inc.	546	22,670
Asset Acceptance Capital Corp.*#	214	1,269
Avis Budget Group, Inc.*#	2,066	32,147
Barrett Business Services, Inc.	142	2,208
Bridgepoint Education, Inc.*#	333	6,327
Capella Education Co.*	307	20,440
Cardtronics, Inc.*	457	8,089
CBIZ, Inc.*	661	4,125
CDI Corp.	241	4,480
Cenveo, Inc.*#	1,299	6,937
Chemed Corp.	429	27,246
Consolidated Graphics, Inc.*	242	11,720
Corinthian Colleges, Inc.*#	1,570	8,180
Corvel Corp.*	181	8,751
CoStar Group, Inc.*#	447	25,729
CPI Corp.	92	2,075
CRA International, Inc.*	174	4,091
Cross Country Healthcare, Inc.*	584	4,946
Deluxe Corp.	1,107	25,483
Dollar Financial Corp.*#	452	12,941
Dollar Thrifty Automotive Group, Inc.*	603	28,498
Electro Rent Corp.	415	6,706
Euronet Worldwide, Inc.*	1,055	18,399
Examworks Group, Inc.*	300	5,544
ExlService Holdings, Inc.*	400	8,592
Forrester Research, Inc.	275	9,705
Franklin Covey Co.*	241	2,070
Global Cash Access Holdings, Inc.*	886	2,826
Grand Canyon Education, Inc.*	567	11,107
Great Lakes Dredge & Dock Corp.	1,351	9,957
H&E Equipment Services, Inc.*#	759	8,782
Healthcare Services Group	1,380	22,453
Heartland Payment Systems, Inc.	769	11,858
Heidrick & Struggles International, Inc.	369	10,572
Hill International, Inc.*	589	3,811
HMS Holdings Corp.*	571	36,984
Hudson Highland Group, Inc.*	600	3,498
Huron Consulting Group, Inc.*	428	11,321
ICF International, Inc.*	348	8,951
K12, Inc.*	483	13,843
Kelly Services, Inc., Class A*	614	11,543
Kendle International, Inc.*	309	3,365
Kenexa Corp.*	534	11,636
Kforce, Inc.*	653	10,565
Korn/Ferry International*	890	20,568
Landauer, Inc.	180	10,795
Learning Tree International, Inc.	118	1,128
LECG Corp.*	700	966
Lincoln Educational Services Corp.#	265	4,110
Live Nation Entertainment, Inc.*	2,817	32,170
Mac-Gray Corp.	199	2,975
MAXIMUS, Inc.	322	21,117
McGrath Rentcorp	453	11,878

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
Medifast, Inc.*	231	$6,671
MedQuist, Inc.	191	1,652
Midas, Inc.*	124	1,006
MoneyGram International, Inc.*	1,124	3,046
Monro Muffler Brake, Inc.#	637	22,034
Multi-Color Corp.	167	3,250
National Research Corp.	29	993
Navigant Consulting, Inc.*	1,105	10,166
On Assignment, Inc.*	852	6,944
Parexel International Corp.*	1,083	22,992
PDI, Inc.*	300	3,162
PHH Corp.*#	1,189	27,525
Pre-Paid Legal Services, Inc.*	187	11,267
Princeton Review, Inc.*	210	248
Rent-A-Center, Inc.	1,267	40,899
Resources Connection, Inc.	822	15,281
Rollins, Inc.#	1,197	23,641
RSC Holdings, Inc.*	1,110	10,811
Rural/Metro Corp.*	400	5,832
SFN Group, Inc.*	1,267	12,366
Sotheby’s	1,368	61,560
Standard Parking Corp.*	393	7,424
Steiner Leisure Ltd.*	343	16,018
Stewart Enterprises, Inc., Class A	1,508	10,088
SuccessFactors, Inc.*	1,355	39,241
Team Health Holdings, Inc.*	372	5,781
Team, Inc.*	492	11,906
TeleTech Holdings, Inc.*	507	10,439
The Advisory Board Co.*	325	15,480
The Corporate Executive Board Co.	696	26,135
The GEO Group, Inc.*	1,273	31,392
The Hackett Group, Inc.*	801	2,811
The Providence Service Corp.*	200	3,214
TNS, Inc.*	642	13,354
Transcend Services, Inc.*	216	4,231
TrueBlue, Inc.*	876	15,759
United Rentals, Inc.*	1,333	30,326
Universal Technical Institute, Inc.	525	11,560
Valassis Communications, Inc.*	1,023	33,094
Viad Corp.	371	9,449
Volt Information Sciences, Inc.*	200	1,730
Wright Express Corp.*	840	38,640

		1,325,817

Computers — 2.0%
3D Systems Corp.*#	355	11,179
Agilysys, Inc.*	376	2,117
CACI International, Inc., Class A*	650	34,710
Ciber, Inc.*	1,557	7,287
Compellent Technologies, Inc.*	394	10,870
Computer Task Group, Inc.*	279	3,036
Cray, Inc.*	699	4,998
Digimarc Corp.*	100	3,001
Echelon Corp.*	705	7,184
Electronics for Imaging, Inc.*	1,004	14,367
Fortinet, Inc.*#	874	28,274

	Number of Shares	Value†

Computers — (continued)
Hutchinson Technology, Inc.*	500	$1,855
iGate Corp.	457	9,007
Imation Corp.*	584	6,021
Immersion Corp.*	442	2,966
Insight Enterprises, Inc.*	976	12,844
Integral Systems, Inc.*	149	1,477
Jack Henry & Associates, Inc.	1,774	51,712
Keyw Holding Corp. (The)*	300	4,401
LivePerson, Inc.*	1,025	11,583
Magma Design Automation, Inc.*	1,000	5,010
Manhattan Associates, Inc.*	417	12,735
Maxwell Technologies, Inc.*	466	8,803
Mentor Graphics Corp.*	2,176	26,112
Mercury Computer Systems, Inc.*	436	8,014
MTS Systems Corp.	360	13,486
NCI, Inc., Class A*	73	1,678
NetScout Systems, Inc.*	665	15,302
Quantum Corp.*	3,961	14,735
Radiant Systems, Inc.*	768	15,030
RadiSys Corp.*	540	4,806
RealD, Inc.*	208	5,391
Rimage Corp.*	251	3,742
Riverbed Technology, Inc.*#	2,620	92,145
Silicon Graphics International Corp.*	666	6,014
SMART Modular Technologies (WWH), Inc.*	900	5,184
Spansion, Inc., Class A*	400	8,280
SRA International, Inc., Class A*	945	19,325
STEC, Inc.*#	699	12,337
Stratasys, Inc.*#	421	13,741
Super Micro Computer, Inc.*	540	6,232
SYKES Enterprises, Inc.*	936	18,963
Synaptics, Inc.*#	649	19,068
Syntel, Inc.	280	13,381
Tier Technologies, Inc., Class B*	309	1,851
Unisys Corp.*	879	22,757
Virtusa Corp.*	289	4,728
Wave Systems Corp., Class A*#	1,500	5,910
Xyratex Ltd.*	500	8,155

		621,804

Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc.*	551	12,679
Inter Parfums, Inc.	324	6,107
Revlon, Inc., Class A*	270	2,657

		21,443

Distribution & Wholesale — 0.8%
Beacon Roofing Supply, Inc.*	1,007	17,995
BlueLinx Holdings, Inc.*	396	1,449
BMP Sunstone Corp.*	658	6,521
Brightpoint, Inc.*	1,615	14,099
Chindex International, Inc.*#	314	5,178
Core-Mark Holding Co., Inc.*	241	8,577
Houston Wire & Cable Co.	369	4,959
MWI Veterinary Supply, Inc.*	226	14,272
Owens & Minor, Inc.	1,207	35,522

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Distribution & Wholesale — (continued)
Pool Corp.	1,069	$24,095
Rentrak Corp.*	165	4,976
ScanSource, Inc.*	507	16,173
School Specialty, Inc.*#	292	4,068
Titan Machinery, Inc.*	323	6,234
United Stationers, Inc.*	529	33,756
Watsco, Inc.#	530	33,433

		231,307

Diversified Financial Services — 1.4%
Artio Global Investors, Inc.	496	7,316
Asta Funding, Inc.	300	2,430
BGC Partners, Inc., Class A	1,107	9,199
Calamos Asset Management, Inc., Class A	269	3,766
Cohen & Steers, Inc.	273	7,125
CompuCredit Holdings Corp.*	142	991
Cowen Group, Inc., Class A*	400	1,864
Credit Acceptance Corp.*	126	7,909
Diamond Hill Investment Group, Inc.	50	3,617
Doral Financial Corp.*	77	106
Duff & Phelps Corp., Class A	670	11,296
Encore Capital Group, Inc.*	297	6,965
Epoch Holding Corp.	280	4,348
Evercore Partners, Inc., Class A	325	11,050
FBR Capital Markets Corp.*	1,108	4,233
Federal Agricultural Mortgage Corp., Class C#	200	3,264
Financial Engines, Inc.*	200	3,966
GAMCO Investors, Inc., Class A	162	7,778
GFI Group, Inc.	1,124	5,272
Gleacher & Co., Inc.*	1,111	2,633
Higher One Holdings, Inc.*#	300	6,069
International Assets Holding Corp.*	293	6,915
Investment Technology Group, Inc.*	800	13,096
JMP Group, Inc.	263	2,007
Kayne Anderson Energy Development Co.	273	4,917
KBW, Inc.	721	20,130
Knight Capital Group, Inc., Class A*	1,895	26,132
LaBranche & Co., Inc.*	592	2,131
Ladenburg Thalmann Financial Services, Inc.*	1,800	2,106
MarketAxess Holdings, Inc.	624	12,985
Marlin Business Services Corp.*	200	2,530
MF Global Holdings Ltd.*	2,188	18,292
National Financial Partners Corp.*	815	10,921
Nelnet, Inc., Class A	556	13,172
Netspend Holdings, Inc.*#	700	8,974
NewStar Financial, Inc.*	500	5,285
Ocwen Financial Corp.*	1,560	14,882
Oppenheimer Holdings, Inc., Class A	138	3,617
optionsXpress Holdings, Inc.#	970	15,200
Penson Worldwide, Inc.*	473	2,313
Piper Jaffray Cos.*#	287	10,048
Portfolio Recovery Associates, Inc.*#	316	23,763
Pzena Investment Management, Inc., Class A	130	956
Sanders Morris Harris Group, Inc.	182	1,319
Seacube Container Leasing Ltd.	300	4,218

	Number of Shares	Value†

Diversified Financial Services — (continued)
Stifel Financial Corp.*#	683	$42,373
SWS Group, Inc.	368	1,858
Teton Advisors, Inc., Class B*~	2	15
The First Marblehead Corp.*	714	1,549
The Student Loan Corp.	100	3,244
TradeStation Group, Inc.*	710	4,792
Virtus Investment Partners, Inc.*	72	3,267
Westwood Holdings Group, Inc.	111	4,436
World Acceptance Corp.*	362	19,114

		417,754

Electric — 1.3%
Allete, Inc.	620	23,101
Ameresco, Inc., Class A*	300	4,308
Avista Corp.	1,149	25,875
Black Hills Corp.	756	22,680
Central Vermont Public Service Corp.	191	4,175
CH Energy Group, Inc.	362	17,698
Cleco Corp.	1,202	36,973
Dynegy, Inc.*	1,800	10,116
El Paso Electric Co.*	810	22,299
EnerNOC, Inc.*#	400	9,564
IDACORP, Inc.	973	35,981
MGE Energy, Inc.	514	21,979
NorthWestern Corp.	736	21,219
Otter Tail Corp.	692	15,598
Pike Electric Corp.*	358	3,072
PNM Resources, Inc.	1,734	22,577
Portland General Electric Co.	1,548	33,592
The Empire District Electric Co.	745	16,539
UIL Holdings Corp.	1,008	30,200
UniSource Energy Corp.	775	27,776
Unitil Corp.	178	4,048

		409,370

Electrical Components & Equipment — 1.0%
A123 Systems, Inc.*#	1,300	12,402
Advanced Battery Technologies, Inc.*#	1,282	4,936
Advanced Energy Industries, Inc.*	656	8,948
American Superconductor Corp.*#	1,090	31,163
Belden, Inc.#	890	32,770
Capstone Turbine Corp.*	4,500	4,319
Encore Wire Corp.#	360	9,029
Ener1, Inc.*	1,096	4,154
Energy Conversion Devices, Inc.*	1,237	5,690
EnerSys*	964	30,964
Evergreen Solar, Inc.*#	4,065	2,370
Generac Holdings, Inc.*	449	7,260
GrafTech International Ltd.*	2,533	50,255
Graham Corp.	266	5,320
InSteel Industries, Inc.	391	4,884
Littelfuse, Inc.	478	22,495
Powell Industries, Inc.*	129	4,241
Power-One, Inc.*#	1,424	14,525
PowerSecure International, Inc.*#	198	1,540

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — (continued)
SatCon Technology Corp.*	2,839	$12,775
Universal Display Corp.*	559	17,133
Vicor Corp.#	422	6,921

		294,094

Electronics — 2.0%
American Science & Engineering, Inc.	178	15,171
Analogic Corp.	307	15,200
Applied Energetics, Inc.*	1,900	1,617
Badger Meter, Inc.#	305	13,487
Ballantyne Strong, Inc.*	300	2,331
Bel Fuse, Inc., Class B	269	6,429
Benchmark Electronics, Inc.*	1,302	23,644
Brady Corp., Class A	984	32,088
Checkpoint Systems, Inc.*	745	15,310
Coherent, Inc.*	546	24,646
CTS Corp.	563	6,227
Cymer, Inc.*#	633	28,529
Daktronics, Inc.	709	11,287
DDi Corp.	279	3,281
Dionex Corp.*	339	40,005
Electro Scientific Industries, Inc.*	693	11,109
FARO Technologies, Inc.*	320	10,509
FEI Co.*	792	20,917
II-VI, Inc.*	528	24,478
L-1 Identity Solutions, Inc.*	1,708	20,342
LaBarge, Inc.*	288	4,524
Measurement Specialties, Inc.*	270	7,924
Methode Electronics, Inc.	860	11,154
Microvision, Inc.*#	1,730	3,218
Multi-Fineline Electronix, Inc.*	152	4,026
Newport Corp.*	863	14,990
NVE Corp.*	109	6,303
OSI Systems, Inc.*	332	12,072
Park Electrochemical Corp.	449	13,470
Plexus Corp.*	803	24,845
Pulse Electronics Corp.	916	4,873
Rofin-Sinar Technologies, Inc.*	586	20,768
Rogers Corp.*	347	13,273
Sanmina-SCI Corp.*	1,700	19,516
Sonic Solutions, Inc.*#	737	11,055
Spectrum Control, Inc.*	226	3,388
SRS Labs, Inc.*	221	1,947
Stoneridge, Inc.*	273	4,311
Taser International, Inc.*	911	4,282
TTM Technologies, Inc.*	1,759	26,227
UQM Technologies, Inc.*	700	1,603
Watts Water Technologies, Inc., Class A#	617	22,576
Woodward Governor Co.	1,259	47,288
X-Rite, Inc.*#	545	2,491
Zygo Corp.*	382	4,672

		617,403

Energy-Alternate Sources — 0.1%
Amyris, Inc.*	200	5,336
Clean Energy Fuels Corp.*	1,000	13,840

	Number of Shares	Value†

Energy-Alternate Sources — (continued)
Comverge, Inc.*#	507	$3,503
FuelCell Energy, Inc.*	2,681	6,193
Green Plains Renewable Energy, Inc.*	467	5,259
Headwaters, Inc.*	1,480	6,778
Rex Stores Corp.*	192	2,949
Syntroleum Corp.*	1,113	2,059

		45,917

Engineering & Construction — 0.6%
Argan, Inc.*	136	1,261
Dycom Industries, Inc.*	653	9,632
EMCOR Group, Inc.*	1,308	37,906
Exponent, Inc.*	313	11,747
Granite Construction, Inc.	744	20,408
Insituform Technologies, Inc., Class A*	822	21,791
Layne Christensen Co.*	426	14,663
MasTec, Inc.*	1,164	16,983
Michael Baker Corp.*	191	5,940
Mistras Group, Inc.*	300	4,044
MYR Group, Inc.*	383	8,043
Orion Marine Group, Inc.*#	437	5,069
Sterling Construction Co., Inc.*	353	4,603
Tutor Perini Corp.	518	11,090
VSE Corp.	104	3,434

		176,614

Entertainment — 0.6%
Ascent Media Corp., Class A*	331	12,830
Bluegreen Corp.*	184	593
Carmike Cinemas, Inc.*	203	1,567
Churchill Downs, Inc.	220	9,548
Cinemark Holdings, Inc.	1,226	21,136
Isle of Capri Casinos, Inc.*	241	2,463
Lions Gate Entertainment Corp.*	1,200	7,812
National CineMedia, Inc.	1,146	22,817
Pinnacle Entertainment, Inc.*	1,304	18,282
Scientific Games Corp., Class A*	1,500	14,940
Shuffle Master, Inc.*	985	11,278
Speedway Motorsports, Inc.#	316	4,841
Vail Resorts, Inc.*#	724	37,677
Warner Music Group Corp.*	800	4,504

		170,288

Environmental Control — 0.5%
Calgon Carbon Corp.*	1,162	17,569
Casella Waste Systems, Inc., Class A*	600	4,254
Clean Harbors, Inc.*	461	38,761
Darling International, Inc.*	1,589	21,102
Energy Recovery, Inc.*	409	1,497
EnergySolutions, Inc.	1,566	8,723
Fuel Tech, Inc.*	375	3,641
Met-Pro Corp.	152	1,795
Metalico, Inc.*	781	4,592
Mine Safety Appliances Co.	574	17,869
Rentech, Inc.*	4,000	4,880

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Environmental Control — (continued)
Tetra Tech, Inc.*	1,297	$32,503
U.S. Ecology, Inc.	442	7,682

		164,868

Food — 1.3%
Arden Group, Inc., Class A	11	908
B&G Foods, Inc., Class A	906	12,439
Cal-Maine Foods, Inc.#	323	10,200
Calavo Growers, Inc.	251	5,786
Chiquita Brands International, Inc.*	824	11,552
Diamond Foods, Inc.	476	25,314
Dole Food Co., Inc.*#	860	11,619
Fresh Del Monte Produce, Inc.	716	17,864
Fresh Market, Inc. (The)*	300	12,360
Imperial Sugar Co.	123	1,645
Ingles Markets, Inc., Class A	304	5,837
J&J Snack Foods Corp.	332	16,016
John B. Sanfilippo & Son, Inc.*	200	2,488
Lancaster Colony Corp.#	372	21,278
Lifeway Foods, Inc.*	87	831
M&F Worldwide Corp.*	168	3,881
Nash Finch Co.	240	10,202
Pilgrim’s Pride Corp.*	900	6,381
Ruddick Corp.#	887	32,677
Sanderson Farms, Inc.#	434	16,991
Seaboard Corp.	6	11,946
Seneca Foods Corp., Class A*	111	2,995
Senomyx, Inc.*	700	4,991
Smart Balance, Inc.*	1,073	4,646
Snyders-Lance, Inc.	460	10,782
Spartan Stores, Inc.	402	6,814
The Hain Celestial Group, Inc.*	817	22,108
Tootsie Roll Industries, Inc.#	529	15,325
TreeHouse Foods, Inc.*	704	35,967
United Natural Foods, Inc.*	980	35,946
Village Super Market, Inc., Class A	168	5,544
Weis Markets, Inc.	266	10,728
Winn-Dixie Stores, Inc.*	1,027	7,364

		401,425

Forest Products & Paper — 0.4%
Boise, Inc.	1,225	9,714
Buckeye Technologies, Inc.	901	18,930
Clearwater Paper Corp.*	239	18,714
Deltic Timber Corp.	192	10,817
KapStone Paper and Packaging Corp.*	720	11,016
Neenah Paper, Inc.	274	5,392
P.H. Glatfelter Co.	1,059	12,994
Schweitzer-Mauduit International, Inc.	338	21,267
Wausau Paper Corp.	881	7,586
Xerium Technologies, Inc.*	200	3,190

		119,620

Gas — 0.9%
Chesapeake Utilities Corp.	157	6,519
New Jersey Resources Corp.	894	38,540

	Number of Shares	Value†

Gas — (continued)
Nicor, Inc.#	946	$47,224
Northwest Natural Gas Co.	550	25,558
Piedmont Natural Gas Co., Inc.	1,426	39,871
South Jersey Industries, Inc.	640	33,805
Southwest Gas Corp.	918	33,663
The Laclede Group, Inc.	456	16,662
WGL Holdings, Inc.	1,032	36,915

		278,757

Hand & Machine Tools — 0.3%
Baldor Electric Co.	968	61,023
Franklin Electric Co., Inc.	485	18,876

		79,899

Healthcare Products — 2.9%
Abaxis, Inc.*	454	12,190
ABIOMED, Inc.*#	489	4,699
Accuray, Inc.*	957	6,460
Affymetrix, Inc.*	1,357	6,826
Align Technology, Inc.*#	1,239	24,210
Alphatec Holdings, Inc.*	816	2,203
American Medical Systems Holdings, Inc.*	1,550	29,233
AngioDynamics, Inc.*	558	8,576
ArthroCare Corp.*	500	15,530
Atrion Corp.	37	6,640
BioMimetic Therapeutics, Inc.*	320	4,064
Bruker Corp.*	1,438	23,871
Caliper Life Sciences, Inc.*#	800	5,072
Cantel Medical Corp.	300	7,020
CardioNet, Inc.*	289	1,353
Cepheid, Inc.*#	1,235	28,096
Cerus Corp.*	800	1,968
Conceptus, Inc.*#	792	10,930
CONMED Corp.*	589	15,567
CryoLife, Inc.*	599	3,247
Cutera, Inc.*	237	1,965
Cyberonics, Inc.*	547	16,968
Cynosure, Inc., Class A*	195	1,995
Delcath Systems, Inc.*#	1,021	10,006
DexCom, Inc.*	1,342	18,318
Endologix, Inc.*	698	4,991
Exactech, Inc.*	209	3,933
Genomic Health, Inc.*	309	6,610
Greatbatch, Inc.*	463	11,181
Haemonetics Corp.*	475	30,010
Hanger Orthopedic Group, Inc.*	608	12,884
Hansen Medical, Inc.*#	388	570
HeartWare International, Inc.*	189	16,551
ICU Medical, Inc.*	279	10,183
Immucor, Inc.*	1,431	28,377
Insulet Corp.*	946	14,663
Integra LifeSciences Holdings Corp.*	426	20,150
Invacare Corp.	590	17,794
IRIS International, Inc.*	150	1,534
Kensey Nash Corp.*	139	3,868
LCA-Vision, Inc.*	319	1,834

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
Luminex Corp.*	753	$13,765
MAKO Surgical Corp.*#	754	11,476
Masimo Corp.#	1,096	31,861
Medical Action Industries, Inc.*	316	3,027
MELA Sciences, Inc.*#	509	1,705
Merge Healthcare, Inc.*	967	3,607
Meridian Bioscience, Inc.	876	20,288
Merit Medical Systems, Inc.*	620	9,815
Natus Medical, Inc.*	575	8,153
NuVasive, Inc.*#	806	20,674
NxStage Medical, Inc.*	484	12,042
OraSure Technologies, Inc.*	1,201	6,906
Orthofix International NV*	371	10,759
Orthovita, Inc.*	1,459	2,933
Palomar Medical Technologies, Inc.*#	361	5,130
PSS World Medical, Inc.*#	1,156	26,126
Pure Bioscience*#	900	1,998
Quidel Corp.*#	351	5,072
Rochester Medical Corp.*	176	1,922
Sirona Dental Systems, Inc.*	733	30,625
Solta Medical, Inc.*	1,200	3,660
SonoSite, Inc.*	311	9,828
Spectranetics Corp.*	765	3,947
Staar Surgical Co.*#	700	4,270
Stereotaxis, Inc.*	288	1,103
STERIS Corp.	1,211	44,153
SurModics, Inc.*	273	3,241
Symmetry Medical, Inc.*	544	5,032
Syneron Medical Ltd.*	600	6,114
Synovis Life Technologies, Inc.*	284	4,575
The Female Health Co.	304	1,730
TomoTherapy, Inc.*	1,099	3,967
Unilife Corp.*#	900	4,770
Vascular Solutions, Inc.*	283	3,317
Vital Images, Inc.*	329	4,599
Volcano Corp.*#	1,064	29,058
West Pharmaceutical Services, Inc.	657	27,068
Wright Medical Group, Inc.*	761	11,818
Young Innovations, Inc.	97	3,105
Zoll Medical Corp.*	443	16,493

		871,872

Healthcare Services — 1.5%
Air Methods Corp.*#	258	14,518
Alliance HealthCare Services, Inc.*	679	2,879
Allied Healthcare International, Inc.*	827	2,076
Almost Family, Inc.*	177	6,800
Amedisys, Inc.*#	606	20,301
America Service Group, Inc.	145	2,195
American Dental Partners, Inc.*	331	4,472
AMERIGROUP Corp.*#	1,085	47,653
Amsurg Corp.*	723	15,147
Assisted Living Concepts, Inc., Class A*#	202	6,571
Bio-Reference Labs, Inc.*	478	10,602
Capital Senior Living Corp.*	436	2,921
Centene Corp.*	968	24,529

	Number of Shares	Value†

Healthcare Services — (continued)
Continucare Corp.*	556	$2,602
Emeritus Corp.*#	483	9,520
Five Star Quality Care, Inc.*	800	5,656
Genoptix, Inc.*	273	5,193
Gentiva Health Services, Inc.*	523	13,912
HealthSouth Corp.*	2,018	41,793
HealthSpring, Inc.*	1,197	31,756
Healthways, Inc.*	658	7,343
IPC The Hospitalist Co., Inc.*	337	13,146
Kindred Healthcare, Inc.*	783	14,384
LHC Group, Inc.*	282	8,460
Magellan Health Services, Inc.*	630	29,786
MedCath Corp.*	262	3,655
Metropolitan Health Networks, Inc.*#	756	3,379
Molina Healthcare, Inc.*	312	8,689
National Healthcare Corp.	206	9,532
RehabCare Group, Inc.*	411	9,741
Select Medical Holdings Corp.*	900	6,579
Skilled Healthcare Group, Inc., Class A*	261	2,344
Sun Healthcare Group, Inc.*	518	6,558
Sunrise Senior Living, Inc.*#	1,034	5,635
The Ensign Group, Inc.	221	5,496
Triple-S Management Corp., Class B*	391	7,460
U.S. Physical Therapy, Inc.*	191	3,786
WellCare Health Plans, Inc.*	903	27,289

		444,358

Holding Companies — 0.1%
Compass Diversified Holdings#	841	14,877
Harbinger Group, Inc.*	175	1,083
Primoris Services Corp.	462	4,408

		20,368

Home Builders — 0.2%
Beazer Homes USA, Inc.*	1,421	7,659
Brookfield Homes Corp.*#	167	1,570
Cavco Industries, Inc.*#	169	7,890
Hovnanian Enterprises, Inc., Class A*#	710	2,904
M/I Homes, Inc.*	336	5,168
Meritage Homes Corp.*#	590	13,098
Skyline Corp.	87	2,269
Standard Pacific Corp.*	1,938	8,915
The Ryland Group, Inc.	935	15,923
Winnebago Industries, Inc.*#	722	10,974

		76,370

Home Furnishings — 0.3%
American Woodmark Corp.	169	4,147
Audiovox Corp., Class A*	225	1,942
DTS, Inc.*	374	18,345
Ethan Allen Interiors, Inc.	428	8,564
Furniture Brands International, Inc.*	1,138	5,849
Hooker Furniture Corp.	284	4,013
Kimball International, Inc., Class B	744	5,134
La-Z-Boy, Inc.*#	862	7,775
Sealy Corp.*	445	1,299

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Home Furnishings — (continued)
Select Comfort Corp.*	1,000	$9,130
TiVo, Inc.*#	2,555	22,050
Universal Electronics, Inc.*	200	5,674

		93,922

Hotels & Resorts — 0.0%
Chatham Lodging Trust	200	3,450

Household Products & Wares — 0.4%
ACCO Brands Corp.*	1,393	11,868
American Greetings Corp., Class A#	843	18,681
Blyth, Inc.	141	4,862
Central Garden and Pet Co., Class A*	1,202	11,876
CSS Industries, Inc.	212	4,369
Ennis, Inc.	518	8,858
Helen of Troy Ltd.*	614	18,260
Kid Brands, Inc.*	300	2,565
Oil-Dri Corp. of America	97	2,085
Prestige Brands Holdings, Inc.*	972	11,615
Spectrum Brands Holdings, Inc.*	400	12,468
Summer Infant, Inc.*	300	2,274
The Standard Register Co.	500	1,705
WD-40 Co.	346	13,937

		125,423

Housewares — 0.0%
Libbey, Inc.*#	300	4,641
Lifetime Brands, Inc.*	200	2,808

		7,449

Insurance — 2.3%
Alterra Capital Holdings Ltd.#	2,023	43,778
American Equity Investment Life Holding Co.	1,270	15,939
American Safety Insurance Holdings Ltd*	152	3,250
AMERISAFE, Inc.*	308	5,390
AmTrust Financial Services, Inc.	548	9,590
Argo Group International Holdings Ltd.	647	24,230
Baldwin & Lyons, Inc., Class B	125	2,941
Citizens, Inc.*#	766	5,707
CNA Surety Corp.*	315	7,459
CNO Financial Group, Inc.*	4,435	30,069
Crawford & Co., Class B*#	338	1,149
Delphi Financial Group, Inc., Class A	927	26,735
Donegal Group, Inc., Class A	283	4,098
eHealth, Inc.*#	520	7,379
EMC Insurance Group, Inc.#	100	2,264
Employers Holdings, Inc.	882	15,417
Enstar Group Ltd.*	124	10,488
FBL Financial Group, Inc., Class A	227	6,508
First American Financial Corp.	2,200	32,868
First Mercury Financial Corp.	301	4,936
Flagstone Reinsurance Holdings SA	941	11,857
FPIC Insurance Group, Inc.*	152	5,618
Global Indemnity Plc*	223	4,560
Greenlight Capital Re Ltd., Class A*	528	14,156
Hallmark Financial Services, Inc.*	255	2,321

	Number of Shares	Value†

Insurance — (continued)
Harleysville Group, Inc.	265	$9,736
Hilltop Holdings, Inc.*	792	7,857
Horace Mann Educators Corp.	709	12,790
Infinity Property & Casualty Corp.	220	13,596
Kansas City Life Insurance Co.	73	2,411
Life Partners Holdings, Inc.#	111	2,123
Maiden Holdings Ltd.	1,168	9,181
Meadowbrook Insurance Group, Inc.	1,041	10,670
MGIC Investment Corp.*#	4,227	43,073
Montpelier Re Holdings Ltd.	1,243	24,785
National Interstate Corp.	102	2,183
National Western Life Insurance Co., Class A	52	8,669
Platinum Underwriters Holdings Ltd.	816	36,696
Presidential Life Corp.	410	4,071
Primerica, Inc.#	500	12,125
Primus Guaranty Ltd.*	370	1,880
ProAssurance Corp.*	635	38,481
Radian Group, Inc.	2,703	21,813
RLI Corp.#	361	18,978
Safety Insurance Group, Inc.	263	12,511
SeaBright Insurance Holdings, Inc.	344	3,172
Selective Insurance Group	1,015	18,422
State Auto Financial Corp.	376	6,550
Stewart Information Services Corp.#	208	2,398
The Navigators Group, Inc.*	295	14,853
The Phoenix Cos., Inc.*	2,923	7,424
The PMI Group, Inc.*#	2,582	8,521
Tower Group, Inc.#	798	20,413
United Fire & Casualty Co.	426	9,508
Universal American Corp.	580	11,861
Universal Insurance Holdings, Inc.	251	1,222

		696,680

Internet — 2.6%
1-800-Flowers.com, Inc., Class A*	737	1,983
AboveNet, Inc.	418	24,436
Ancestry.com, Inc.*	305	8,638
Archipelago Learning, Inc.*#	202	1,982
Art Technology Group, Inc.*	2,970	17,761
Blue Coat Systems, Inc.*	820	24,493
Blue Nile, Inc.*#	239	13,637
Broadsoft, Inc.*	200	4,776
Cogent Communications Group, Inc.*	919	12,995
comScore, Inc.*	410	9,147
Constant Contact, Inc.*#	509	15,774
DealerTrack Holdings, Inc.*	745	14,952
Dice Holdings, Inc.*	263	3,774
Digital River, Inc.*#	843	29,016
drugstore.com, Inc.*#	1,268	2,802
EarthLink, Inc.#	2,424	20,846
ePlus, Inc.*	74	1,749
eResearchTechnology, Inc.*	950	6,983
Global Sources Ltd.*	372	3,541
GSI Commerce, Inc.*	1,326	30,763
Infospace, Inc.*	896	7,437

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
Internap Network Services Corp.*	1,321	$8,032
Internet Capital Group, Inc.*	728	10,352
IntraLinks Holdings, Inc.*	300	5,613
j2 Global Communications, Inc.*#	874	25,302
Keynote Systems, Inc.	228	3,333
KIT Digital, Inc.*	700	11,228
Limelight Networks, Inc.*	1,172	6,809
Lionbridge Technologies, Inc.*	1,243	4,587
Liquidity Services, Inc.*	200	2,810
Local.com Corp.*#	300	1,947
LoopNet, Inc.*	410	4,555
ModusLink Global Solutions, Inc.*	945	6,332
Move, Inc.*	3,116	8,008
Network Engines, Inc.*	700	1,064
NIC, Inc.	1,129	10,963
NutriSystem, Inc.	537	11,293
Online Resources Corp.*	473	2,199
OpenTable, Inc.*	356	25,091
Openwave Systems, Inc.*	1,814	3,846
Orbitz Worldwide, Inc.*	476	2,661
Overstock.com, Inc.*	271	4,466
PC-Tel, Inc.*	528	3,168
Perficient, Inc.*	345	4,313
QuinStreet, Inc.*	315	6,051
Rackspace Hosting, Inc.*	2,009	63,103
RealNetworks, Inc.*	2,061	8,656
S1 Corp.*	1,267	8,742
Saba Software, Inc.*	452	2,766
Safeguard Scientifics, Inc.*	450	7,686
Sapient Corp.	2,248	27,201
Shutterfly, Inc.*	568	19,897
Sourcefire, Inc.*#	570	14,780
Stamps.com, Inc.	157	2,080
support.com, Inc.*	1,139	7,381
TechTarget, Inc.*	500	3,965
TeleCommunication Systems, Inc., Class A*	746	3,484
Terremark Worldwide, Inc.*#	1,126	14,582
The Knot, Inc.*	659	6,511
TIBCO Software, Inc.*	3,456	68,118
Travelzoo, Inc.*#	111	4,575
U.S. Auto Parts Network, Inc.*	338	2,839
United Online, Inc.	1,855	12,243
ValueClick, Inc.*#	1,764	28,277
VASCO Data Security International, Inc.*	728	5,919
VirnetX Holding Corp.#	800	11,880
Vitacost.com, Inc.*~	327	0
Vocus, Inc.*	281	7,772
Websense, Inc.*	999	20,230
Zix Corp.*	1,148	4,902

		789,097

Investment Companies — 0.8%
American Capital Ltd.*	7,196	54,402
Apollo Investment Corp.	4,114	45,542
Arlington Asset Investment Corp., Class A#	100	2,399
BlackRock Kelso Capital Corp.	1,623	17,950

	Number of Shares	Value†

Investment Companies — (continued)
Capital Southwest Corp.	59	$6,124
Fifth Street Finance Corp.	1,112	13,500
Gladstone Capital Corp.	412	4,746
Gladstone Investment Corp.	249	1,905
Golub Capital BDC, Inc.	204	3,492
Harris & Harris Group, Inc.*#	362	1,586
Hercules Technology Growth Capital, Inc.	733	7,594
Main Street Capital Corp.#	244	4,438
MCG Capital Corp.	1,354	9,437
Medallion Financial Corp.	248	2,034
MVC Capital, Inc.	481	7,023
NGP Capital Resources Co.	279	2,567
PennantPark Investment Corp.	645	7,895
Prospect Capital Corp.#	1,853	20,012
Solar Capital Ltd.	95	2,354
THL Credit, Inc.#	200	2,602
TICC Capital Corp.#	533	5,975
Triangle Capital Corp.#	264	5,016

		228,593

Iron & Steel — 0.0%
Metals USA Holdings Corp.*	200	3,048
Universal Stainless & Alloy Products, Inc.*	133	4,160

		7,208

Leisure Time — 0.5%
Ambassadors Group, Inc.	407	4,680
Arctic Cat, Inc.*	200	2,928
Brunswick Corp.#	1,922	36,018
Callaway Golf Co.	1,257	10,144
Interval Leisure Group, Inc.*	716	11,556
Life Time Fitness, Inc.*#	836	34,268
Marine Products Corp.*	160	1,066
Multimedia Games, Inc.*	470	2,623
Polaris Industries, Inc.	645	50,323

		153,606

Lodging — 0.3%
Ameristar Casinos, Inc.	505	7,893
Boyd Gaming Corp.*#	1,000	10,600
Gaylord Entertainment Co.*	723	25,985
Marcus Corp.	433	5,746
Monarch Casino & Resort, Inc.*	185	2,312
Morgans Hotel Group Co.*	394	3,574
Orient-Express Hotels Ltd., Class A*#	2,245	29,162
Red Lion Hotels Corp.*	264	2,107

		87,379

Machinery — Construction & Mining — 0.0%
Astec Industries, Inc.*	429	13,904

Machinery — Diversified — 1.2%
Alamo Group, Inc.	117	3,255
Albany International Corp., Class A	532	12,603
Altra Holdings, Inc.*	503	9,990
Applied Industrial Technologies, Inc.	911	29,589
Briggs & Stratton Corp.	1,036	20,399

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — (continued)
Cascade Corp.	228	$10,780
Chart Industries, Inc.*	571	19,288
Cognex Corp.	794	23,360
Columbus McKinnon Corp.*	485	9,855
DXP Enterprises, Inc.*	122	2,928
Flow International Corp.*	1,208	4,941
Gerber Scientific, Inc.*	500	3,935
Intermec, Inc.*	935	11,837
Intevac, Inc.*	341	4,777
iRobot Corp.*#	397	9,877
Kadant, Inc.*	199	4,690
Lindsay Corp.	266	15,808
Middleby Corp.*	331	27,943
NACCO Industries, Inc., Class A	122	13,221
Nordson Corp.	669	61,468
Presstek, Inc.*	600	1,332
Robbins & Myers, Inc.	542	19,393
Sauer-Danfoss, Inc.*	319	9,012
Tecumseh Products Co., Class A*	413	5,390
Tennant Co.	406	15,594
The Gorman-Rupp Co.#	221	7,143
Twin Disc, Inc.	235	7,017

		365,425

Media — 0.5%
A.H. Belo Corp., Class A*	400	3,480
Acacia Research - Acacia Technologies*	638	16,550
Belo Corp., Class A*	1,760	12,461
CKX, Inc.*	1,110	4,473
Courier Corp.	247	3,833
Crown Media Holdings, Inc., Class A*#	217	569
Dex One Corp.*	900	6,714
DG FastChannel, Inc.*	457	13,198
Dolan Media, Co.*	593	8,255
E.W. Scripps Co., Class A*#	584	5,928
Entercom Communications Corp., Class A*	400	4,632
Entravision Communications Corp., Class A*	1,000	2,570
Fisher Communications, Inc.*	100	2,180
Gray Television, Inc.*	1,000	1,870
Journal Communications, Inc., Class A*	884	4,464
Lee Enterprises, Inc.*	900	2,214
LIN TV Corp., Class A*	472	2,502
LodgeNet Interactive Corp.*#	217	922
Martha Stewart Living Omnimedia, Inc., Class A*#	562	2,484
Media General, Inc., Class A*	400	2,312
Mediacom Communications Corp., Class A*	921	7,792
Outdoor Channel Holdings, Inc.*	26	186
Playboy Enterprises, Inc, Class B*	360	1,879
PRIMEDIA, Inc.	292	1,226
Scholastic Corp.	700	20,678
Sinclair Broadcast Group, Inc., Class A	1,117	9,137
SuperMedia, Inc.*	200	1,742
The McClatchy Co., Class A*	1,100	5,137

	Number of Shares	Value†

Media — (continued)
Value Line, Inc.	23	$332
World Wrestling Entertainment, Inc., Class A#	433	6,166

		155,886

Metal Fabricate/Hardware — 0.7%
A.M. Castle & Co.*	235	4,326
Ampco-Pittsburgh Corp.	114	3,198
CIRCOR International, Inc.	335	14,164
Dynamic Materials Corp.	290	6,545
Furmanite Corp.*	954	6,592
Haynes International, Inc.	275	11,503
Kaydon Corp.	678	27,608
L.B. Foster Co., Class A*	166	6,796
Ladish Co., Inc.*	347	16,868
Lawson Products, Inc.	56	1,394
Mueller Industries, Inc.	779	25,473
Mueller Water Products, Inc., Class A	2,892	12,060
Northwest Pipe Co.*	183	4,397
Olympic Steel, Inc.	131	3,757
Omega Flex, Inc.*	59	976
RBC Bearings, Inc.*	488	19,071
RTI International Metals, Inc.*	613	16,539
Sun Hydraulics Corp.	206	7,787
Worthington Industries, Inc.#	1,069	19,670

		208,724

Mining — 1.5%
Allied Nevada Gold Corp.*	1,564	41,149
AMCOL International Corp.#	498	15,438
Brush Engineered Materials, Inc.*	457	17,658
Capital Gold Corp.*	900	4,563
Century Aluminum Co.*	1,254	19,475
Coeur d’Alene Mines Corp.*	1,782	48,684
Contango Ore, Inc.*	20	210
General Moly, Inc.*#	1,499	9,714
Globe Specialty Metals, Inc.	1,115	19,055
Golden Star Resources Ltd.*	5,100	23,409
Hecla Mining Co.*#	5,390	60,691
Horsehead Holding Corp.*	883	11,514
Jaguar Mining, Inc.*	1,500	10,695
Kaiser Aluminum Corp.#	316	15,828
Molycorp, Inc.*#	500	24,950
Noranda Aluminium Holding Corp.*	300	4,380
Stillwater Mining Co.*#	956	20,411
Thompson Creek Metals Co., Inc.*	3,500	51,520
United States Lime & Minerals, Inc.*	29	1,222
Uranium Energy Corp.*#	1,407	8,498
US Energy Corp.*	500	3,040
US Gold Corp.*	2,023	16,326
USEC, Inc.*#	2,404	14,472

		442,902

Miscellaneous Manufacturing — 2.0%
A. O. Smith Corp.	712	27,113
Actuant Corp., Class A	1,445	38,466

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Acuity Brands, Inc.	906	$52,249
American Railcar Industries, Inc.*	300	6,639
Ameron International Corp.	183	13,976
AZZ, Inc.	288	11,523
Barnes Group, Inc.#	965	19,947
Blount International, Inc.*	1,061	16,721
Ceradyne, Inc.*	518	16,333
CLARCOR, Inc.	1,050	45,034
Colfax Corp.*	502	9,242
Eastman Kodak Co.*#	5,884	31,538
EnPro Industries, Inc.*	466	19,367
ESCO Technologies, Inc.	534	20,207
Fabrinet*	300	6,450
Federal Signal Corp.	1,143	7,841
FreightCar America, Inc.	270	7,814
GP Strategies Corp.*	296	3,031
Griffon Corp.*	856	10,905
Hexcel Corp.*#	2,061	37,283
John Bean Technologies Corp.	629	12,662
Koppers Holdings, Inc.	453	16,208
LSB Industries, Inc.*	304	7,375
Lydall, Inc.*	300	2,415
Matthews International Corp., Class A	662	23,157
Metabolix, Inc.*	490	5,963
Movado Group, Inc.*	360	5,810
Myers Industries, Inc.	725	7,062
NL Industries, Inc.	90	1,004
Park-Ohio Holdings Corp.*	200	4,182
PMFG, Inc.*	286	4,690
Polypore International, Inc.*	429	17,473
Raven Industries, Inc.	284	13,544
Smith & Wesson Holding Corp.*#	1,279	4,783
Standex International Corp.	200	5,982
STR Holdings, Inc.*#	525	10,500
Sturm Ruger & Co., Inc.	419	6,407
The Brink’s Co.	1,000	26,880
Tredegar Corp.	465	9,012
Trimas Corp.*	295	6,036

		592,824

Office Furnishings — 0.4%
Herman Miller, Inc.	1,232	31,170
HNI Corp.	909	28,361
Interface, Inc., Class A	1,118	17,497
Knoll, Inc.	1,028	17,198
Steelcase, Inc., Class A	1,416	14,967

		109,193

Oil & Gas — 2.5%
Abraxas Petroleum Corp.*	1,300	5,941
Alon USA Energy, Inc.	152	909
Apco Oil and Gas International, Inc.	158	9,085
Approach Resources, Inc.*	341	7,877
ATP Oil & Gas Corp.*	893	14,949
Berry Petroleum Co., Class A	1,088	47,545

	Number of Shares	Value†

Oil & Gas — (continued)
Bill Barrett Corp.*#	903	$37,140
BPZ Resources, Inc.*#	2,283	10,867
Brigham Exploration Co.*	2,279	62,080
Callon Petroleum Co.*	500	2,960
CAMAC Energy, Inc.*	900	1,791
Carrizo Oil & Gas, Inc.*	660	22,763
Cheniere Energy, Inc.*#	1,430	7,894
Clayton Williams Energy, Inc.*	117	9,824
Contango Oil & Gas Co.*	203	11,760
CVR Energy, Inc.*	529	8,030
Delek US Holdings, Inc.#	198	1,441
Delta Petroleum Corp.*	2,739	2,082
Endeavour International Corp.*#	452	6,238
Energy Partners Ltd.*	500	7,430
Energy XXI Bermuda Ltd.*	1,320	36,524
Evolution Petroleum Corp.*#	500	3,260
FX Energy, Inc.*	989	6,082
Gastar Exploration Ltd.*	800	3,440
Georesources, Inc.*	257	5,708
GMX Resources, Inc.*	706	3,897
Goodrich Petroleum Corp.*#	581	10,249
Gulfport Energy Corp.*	563	12,189
Harvest Natural Resources, Inc.*	746	9,079
Hercules Offshore, Inc.*	2,105	7,283
Houston American Energy Corp.#	300	5,427
Isramco, Inc.*	21	1,770
Kodiak Oil & Gas Corp.*	3,900	25,740
Magnum Hunter Resources Corp.*	900	6,480
McMoran Exploration Co.*#	2,076	35,583
Miller Petroleum, Inc.*#	400	2,080
Northern Oil & Gas, Inc.*	1,013	27,564
Oasis Petroleum, Inc.*#	1,000	27,120
Panhandle Oil and Gas, Inc., Class A	117	3,208
Parker Drilling Co.*	2,602	11,891
Penn Virginia Corp.	1,012	17,022
Petroleum Development Corp.*	513	21,654
Petroquest Energy, Inc.*	1,039	7,824
Pioneer Drilling Co.*	950	8,369
RAM Energy Resources, Inc.*	1,100	2,024
Resolute Energy Corp.*#	700	10,332
Rex Energy Corp.*	637	8,695
Rosetta Resources, Inc.*	1,090	41,028
Seahawk Drilling, Inc.*	200	1,790
Stone Energy Corp.*#	903	20,128
Swift Energy Co.*	882	34,530
TransAtlantic Petroleum Ltd.*	2,600	8,658
Vaalco Energy, Inc.*	1,230	8,807
Vantage Drilling Co.*	3,690	7,491
Venoco, Inc.*	386	7,122
W&T Offshore, Inc.#	662	11,830
Warren Resources, Inc.*	1,705	7,707
Western Refining, Inc.*	1,237	13,087

		761,278

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas Services — 1.3%
Allis-Chalmers Energy, Inc.*	688	$4,878
Basic Energy Services, Inc.*	488	8,042
Cal Dive International, Inc.*	1,689	9,577
CARBO Ceramics, Inc.	366	37,896
Complete Production Services, Inc.*	1,566	46,275
Dawson Geophysical Co.*	115	3,668
Dril-Quip, Inc.*#	660	51,295
Global Industries Ltd.*	1,913	13,257
Gulf Island Fabrication, Inc.	218	6,143
Helix Energy Solutions Group, Inc.*	2,100	25,494
Hornbeck Offshore Services, Inc.*#	417	8,707
ION Geophysical Corp.*#	2,707	22,955
Key Energy Services, Inc.*	2,522	32,736
Lufkin Industries, Inc.	572	35,687
Matrix Service Co.*	387	4,714
Natural Gas Services Group, Inc.*	294	5,560
Newpark Resources, Inc.*	1,612	9,930
OYO Geospace Corp.*	88	8,722
RPC, Inc.	841	15,239
T-3 Energy Services, Inc.*	274	10,913
Tesco Corp.*	700	11,116
Tetra Technologies, Inc.*	1,726	20,488
Union Drilling, Inc.*	183	1,332
Willbros Group, Inc.*	1,017	9,987

		404,611

Packaging and Containers — 0.3%
AEP Industries, Inc.*	38	986
Graham Packaging Co., Inc.*	406	5,294
Graphic Packaging Holding Co.*	2,787	10,842
Rock-Tenn Co., Class A	794	42,836
Silgan Holdings, Inc.	1,092	39,105

		99,063

Pharmaceuticals — 2.5%
Acura Pharmaceuticals, Inc.*	153	506
Akorn, Inc.*	1,018	6,179
Alexza Pharmaceuticals, Inc.*	800	1,000
Alkermes, Inc.*#	1,826	22,423
Allos Therapeutics, Inc.*	1,315	6,062
Antares Pharma, Inc.*#	1,400	2,380
Aoxing Pharmaceutical Co., Inc.*#	600	1,674
Ardea Biosciences, Inc.*	226	5,876
Array Biopharma, Inc.*	1,148	3,433
Auxilium Pharmaceuticals, Inc.*#	965	20,362
AVANIR Pharmaceuticals, Inc., Class A*	2,277	9,290
AVI BioPharma, Inc.*	2,368	5,020
Biodel, Inc.*#	284	520
BioScrip, Inc.*#	511	2,673
Biospecifics Technologies Corp.*	69	1,766
Cadence Pharmaceuticals, Inc.*#	814	6,146
Caraco Pharmaceutical Laboratories Ltd.*	228	1,035
Catalyst Health Solutions, Inc.*	754	35,054
Corcept Therapeutics, Inc.*#	700	2,702
Cornerstone Therapeutics, Inc.*	127	735
Cumberland Pharmaceuticals, Inc.*	160	958

	Number of Shares	Value†

Pharmaceuticals — (continued)
Cypress Bioscience, Inc.*	790	$5,119
Cytori Therapeutics, Inc.*#	810	4,204
Depomed, Inc.*	1,183	7,524
Durect Corp.*	1,856	6,403
Dyax Corp.*	1,720	3,681
Eurand NV*	300	3,549
Furiex Pharmaceuticals, Inc.*	200	2,890
Hi-Tech Pharmacal Co, Inc.*	155	3,867
Idenix Pharmaceuticals, Inc.*#	593	2,989
Impax Laboratories, Inc.*	1,280	25,741
Infinity Pharmaceuticals, Inc.*	328	1,945
Inspire Pharmaceuticals, Inc.*	1,508	12,667
Ironwood Pharmaceuticals, Inc.*	261	2,701
Isis Pharmaceuticals, Inc.*	2,147	21,728
Jazz Pharmaceuticals, Inc.*	300	5,904
Keryx Biopharmaceuticals, Inc.*	1,000	4,580
Lannett Co, Inc.*	197	1,101
MannKind Corp.*#	1,204	9,704
MAP Pharmaceuticals, Inc.*	400	6,696
Medicis Pharmaceutical Corp., Class A	1,181	31,639
Medivation, Inc.*	764	11,590
Nabi Biopharmaceuticals*	913	5,286
Nature’s Sunshine Products, Inc.*	200	1,796
Nektar Therapeutics*#	1,833	23,554
Neogen Corp.*	468	19,202
Neurocrine Biosciences, Inc.*	977	7,464
NeurogesX, Inc.*#	199	1,266
Nutraceutical International Corp.*	196	2,781
Obagi Medical Products, Inc.*	351	4,054
Onyx Pharmaceuticals, Inc.*	1,328	48,963
Opko Health, Inc.*	1,876	6,885
Optimer Pharmaceuticals, Inc.*#	795	8,991
Orexigen Therapeutics, Inc.*	588	4,751
Osiris Therapeutics, Inc.*	373	2,906
Pain Therapeutics, Inc.*	779	5,258
Par Pharmaceutical Cos., Inc.*	714	27,496
Pharmacyclics, Inc.*#	700	4,256
Pharmasset, Inc.*	586	25,438
PharMerica Corp.*	520	5,954
Pozen, Inc.*	302	2,008
Progenics Pharmaceuticals, Inc.*	601	3,282
Questcor Pharmaceuticals, Inc.*	1,176	17,323
Rigel Pharmaceuticals, Inc.*	990	7,455
Salix Pharmaceuticals Ltd.*#	1,144	53,722
Santarus, Inc.*	1,297	4,241
Savient Pharmaceuticals, Inc.*	1,352	15,061
Schiff Nutrition International, Inc.	157	1,426
Sciclone Pharmaceuticals, Inc.*	677	2,830
SIGA Technologies, Inc.*#	685	9,590
Somaxon Pharmaceuticals, Inc.*#	600	1,890
Spectrum Pharmaceuticals, Inc.*	1,014	6,966
Sucampo Pharmaceuticals, Inc., Class A*#	171	657
Synta Pharmaceuticals Corp.*	721	4,413
Synutra International, Inc.*	311	4,183
Targacept, Inc.*#	403	10,680

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Theravance, Inc.*#	1,249	$31,312
USANA Health Sciences, Inc.*	124	5,388
Vanda Pharmaceuticals, Inc.*	741	7,010
Viropharma, Inc.*	1,578	27,331
Vivus, Inc.*#	1,751	16,407
XenoPort, Inc.*	427	3,638
Zalicus, Inc.*	1,600	2,528

		757,658

Pipelines — 0.0%
Crosstex Energy, Inc.	964	8,541

Real Estate — 0.1%
Avatar Holdings, Inc.*	195	3,865
Consolidated-Tomoka Land Co.	124	3,583
Forestar Real Estate Group, Inc.*	663	12,796
HFF, Inc., Class A*	400	3,864
Kennedy-Wilson Holdings, Inc.*	400	3,996
Retail Opportunity Investments Corp.#	700	6,937
Terreno Realty Corp.*	175	3,138
Thomas Properties Group, Inc.*	700	2,954
United Capital Corp.*#	36	1,170

		42,303

Retail — 4.9%
99 Cents Only Stores*	886	14,123
AFC Enterprises*	559	7,770
America’s Car-Mart, Inc.*	227	6,147
AnnTaylor Stores Corp.*	1,251	34,265
Asbury Automotive Group, Inc.*	549	10,146
Barnes & Noble, Inc.#	700	9,905
Bebe Stores, Inc.	717	4,273
Big 5 Sporting Goods Corp.	381	5,818
Biglari Holdings, Inc.*	29	11,896
BJ’s Restaurants, Inc.*#	424	15,022
Bob Evans Farms, Inc.	642	21,160
Books-A-Million, Inc.	149	864
Borders Group, Inc.*#	839	755
Bravo Brio Restaurant Group, Inc.*	300	5,751
Brown Shoe Co., Inc.	954	13,289
Buffalo Wild Wings, Inc.*	347	15,216
Build-A-Bear Workshop, Inc.*	260	1,986
Cabela’s, Inc.*	786	17,096
California Pizza Kitchen, Inc.*	332	5,737
Caribou Coffee Co., Inc.*	205	2,066
Carrols Restaurant Group, Inc.*	213	1,580
Casey’s General Stores, Inc.	717	30,480
Cash America International, Inc.	625	23,081
Casual Male Retail Group, Inc.*	800	3,792
CEC Entertainment, Inc.*	410	15,920
Charming Shoppes, Inc.*#	2,209	7,842
Christopher & Banks Corp.	737	4,533
Citi Trends, Inc.*	303	7,439
Coinstar, Inc.*#	640	36,122
Coldwater Creek, Inc.*	991	3,141
Collective Brands, Inc.*	1,208	25,489

	Number of Shares	Value†

Retail — (continued)
Conn’s, Inc.*#	204	$955
Cracker Barrel Old Country Store, Inc.	506	27,714
Denny’s Corp.*	2,352	8,420
Destination Maternity Corp.*	89	3,376
Dillard’s, Inc., Class A	836	31,718
DineEquity, Inc.*	371	18,320
Domino’s Pizza, Inc.*	666	10,623
DSW, Inc., Class A*#	306	11,965
Einstein Noah Restaurant Group, Inc.*	84	1,180
Express, Inc.	300	5,640
Ezcorp, Inc., Class A*	910	24,688
First Cash Financial Services, Inc.*	662	20,515
Fred’s, Inc., Class A	798	10,980
Gaiam, Inc., Class A	287	2,210
Genesco, Inc.*	495	18,558
Gordmans Stores, Inc.*	200	3,352
Group 1 Automotive, Inc.#	507	21,172
Haverty Furniture Cos., Inc.	250	3,245
Hhgregg, Inc.*#	276	5,782
Hibbett Sports, Inc.*	623	22,989
Hot Topic, Inc.#	1,095	6,866
HSN, Inc.*	840	25,738
Jack in the Box, Inc.*	1,014	21,426
Jamba, Inc.*	1,100	2,497
Jo-Ann Stores, Inc.*	553	33,302
Jos. A. Bank Clothiers, Inc.*	599	24,152
Kenneth Cole Productions, Inc., Class A*	158	1,973
Kirkland’s, Inc.*	227	3,185
Krispy Kreme Doughnuts, Inc.*	1,322	9,228
Lithia Motors, Inc., Class A	494	7,059
Liz Claiborne, Inc.*#	2,039	14,599
Lumber Liquidators Holdings, Inc.*	433	10,786
MarineMax, Inc.*	400	3,740
McCormick & Schmick’s Seafood Restaurants, Inc.*	268	2,436
New York & Co., Inc.*	583	2,577
Nu Skin Enterprises, Inc., Class A	1,010	30,563
O’Charleys, Inc.*	486	3,499
OfficeMax, Inc.*	1,774	31,400
Pacific Sunwear of California, Inc.*#	1,360	7,371
Papa John’s International, Inc.*	455	12,604
PC Connection, Inc.*	165	1,462
Penske Automotive Group, Inc.*	1,000	17,420
PetMed Express, Inc.#	413	7,356
PF Chang’s China Bistro, Inc.	425	20,596
Pier 1 Imports, Inc.*	2,244	23,562
Pricesmart, Inc.	331	12,588
Red Robin Gourmet Burgers, Inc.*	420	9,017
Regis Corp.	1,220	20,252
Retail Ventures, Inc.*	544	8,867
Rite Aid Corp.*	9,800	8,655
Ruby Tuesday, Inc.*	1,213	15,842
Rue21, Inc.*#	279	8,177
Rush Enterprises, Inc., Class A*	735	15,023
Ruth’s Hospitality Group, Inc.*	495	2,292

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Saks, Inc.*	2,709	$28,986
Sally Beauty Holdings, Inc.*#	1,895	27,534
Shoe Carnival, Inc.*	139	3,753
Sonic Automotive, Inc., Class A#	734	9,718
Sonic Corp.*	1,132	11,456
Stage Stores, Inc.	681	11,809
Stein Mart, Inc.	361	3,339
Steinway Musical Instruments, Inc.*	125	2,481
Susser Holdings Corp.*	100	1,385
Systemax, Inc.*	262	3,694
Talbots, Inc.*	1,494	12,729
Texas Roadhouse, Inc.*#	1,170	20,089
The Bon-Ton Stores, Inc.*	200	2,532
The Buckle, Inc.#	549	20,736
The Cato Corp., Class A	605	16,583
The Cheesecake Factory, Inc.*#	1,203	36,884
The Children’s Place Retail Stores, Inc.*	483	23,976
The Dress Barn, Inc.*	1,169	30,885
The Finish Line, Inc., Class A#	971	16,692
The Men’s Wearhouse, Inc.	1,081	27,003
The Pantry, Inc.*	454	9,016
The Pep Boys - Manny, Moe, & Jack	905	12,154
The Wet Seal, Inc., Class A*	2,604	9,635
Tuesday Morning Corp.*	429	2,265
Ulta Salon Cosmetics & Fragrance, Inc.*	658	22,372
Vera Bradley, Inc.*	300	9,900
Vitamin Shoppe, Inc.*	300	10,092
West Marine, Inc.*#	264	2,793
Winmark Corp.	100	3,364
World Fuel Services Corp.	1,370	49,539
Zumiez, Inc.*	503	13,516

		1,499,126

Savings & Loans — 0.9%
Abington Bancorp, Inc.	567	6,764
Astoria Financial Corp.#	1,801	25,052
BankFinancial Corp.	209	2,038
Beneficial Mutual Bancorp, Inc.*	649	5,731
Berkshire Hills Bancorp, Inc.	302	6,674
BofI Holding, Inc.*	100	1,551
Brookline Bancorp, Inc.	1,268	13,758
Clifton Savings Bancorp, Inc.	150	1,621
Danvers Bancorp, Inc.#	380	6,715
Dime Community Bancshares	530	7,733
ESB Financial Corp.	162	2,631
ESSA Bancorp, Inc.	319	4,217
First Financial Holdings, Inc.	319	3,672
Flagstar Bancorp, Inc.*	840	1,369
Flushing Financial Corp.	638	8,932
Fox Chase Bancorp, Inc.*	120	1,422
Home Bancorp, Inc.*	161	2,225
Home Federal Bancorp, Inc.	253	3,104
Investors Bancorp, Inc.*	856	11,231
Kaiser Federal Financial Group, Inc.	62	718
Kearny Financial Corp.	152	1,307

	Number of Shares	Value†

Savings & Loans — (continued)
Meridian Interstate Bancorp, Inc.*	139	$1,639
NASB Financial, Inc.	55	922
NewAlliance Bancshares, Inc.	2,246	33,645
Northfield Bancorp, Inc.	423	5,634
Northwest Bancshares, Inc.	2,206	25,943
OceanFirst Financial Corp.	327	4,208
Oritani Financial Corp.	1,018	12,460
Provident Financial Services, Inc.	1,302	19,699
Provident New York Bancorp	651	6,829
Rockville Financial, Inc.	152	1,857
Roma Financial Corp.	126	1,336
Territorial Bancorp, Inc.	243	4,838
United Financial Bancorp, Inc.	240	3,665
Viewpoint Financial Group	366	4,279
Waterstone Financial, Inc.*	155	504
Westfield Financial, Inc.	784	7,252
WSFS Financial Corp.	157	7,448

		260,623

Semiconductors — 2.7%
Advanced Analogic Technologies, Inc.*	1,025	4,110
Amkor Technology, Inc.*#	2,011	14,861
Anadigics, Inc.*	1,379	9,556
Applied Micro Circuits Corp.*	1,358	14,503
ATMI, Inc.*	648	12,921
Axcelis Technologies, Inc.*	2,000	6,920
AXT, Inc.*	600	6,264
Brooks Automation, Inc.*	1,452	13,170
Cabot Microelectronics Corp.*	461	19,108
Cavium Networks, Inc.*#	901	33,950
CEVA, Inc.*	481	9,861
Cirrus Logic, Inc.*#	1,266	20,231
Cohu, Inc.	504	8,356
Conexant Systems, Inc.*	1,500	2,445
Diodes, Inc.*	653	17,624
DSP Group, Inc.*	557	4,534
Emulex Corp.*	1,944	22,667
Entegris, Inc.*	2,870	21,439
Entropic Communications, Inc.*#	1,132	13,675
Exar Corp.*	732	5,109
FormFactor, Inc.*	872	7,743
FSI International, Inc.*	600	2,652
GSI Technology, Inc.*	359	2,908
GT Solar International, Inc.*#	1,114	10,160
Hittite Microwave Corp.*	566	34,549
Inphi Corp.*	200	4,018
Integrated Device Technology, Inc.*	3,400	22,644
Integrated Silicon Solution, Inc.*	500	4,015
IXYS Corp.*	566	6,577
Kopin Corp.*#	1,507	6,269
Kulicke & Soffa Industries, Inc.*	1,706	12,283
Lattice Semiconductor Corp.*	2,124	12,871
Ltx-Credence Corp.*	866	6,408
Mattson Technology, Inc.*	900	2,700
MaxLinear, Inc., Class A*#	100	1,076

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Micrel, Inc.#	945	$12,276
Microsemi Corp.*	1,686	38,609
Mindspeed Technologies, Inc.*	600	3,660
MIPS Technologies, Inc.*	1,058	16,039
MKS Instruments, Inc.*	1,074	26,302
Monolithic Power Systems, Inc.*	567	9,367
MoSys, Inc.*	500	2,845
Nanometrics, Inc.*	300	3,849
Netlogic Microsystems, Inc.*#	1,200	37,692
Omnivision Technologies, Inc.*#	1,203	35,621
Pericom Semiconductor Corp.*	646	7,093
Photronics, Inc.*	1,192	7,045
PLX Technology, Inc.*	360	1,300
Power Integrations, Inc.#	495	19,869
Richardson Electronics Ltd.	300	3,507
Rubicon Technology, Inc.*	323	6,809
Rudolph Technologies, Inc.*	454	3,736
Semtech Corp.*	1,309	29,636
Sigma Designs, Inc.*	477	6,759
Silicon Image, Inc.*	1,439	10,577
Standard Microsystems Corp.*	456	13,147
Supertex, Inc.*	160	3,869
Tessera Technologies, Inc.*	1,110	24,587
TriQuint Semiconductor, Inc.*	3,349	39,150
Ultra Clean Holdings*	400	3,724
Ultratech, Inc.*	516	10,258
Veeco Instruments, Inc.*#	799	34,325
Volterra Semiconductor Corp.*#	491	11,372
Zoran Corp.*	1,215	10,692

		831,892

Software — 3.3%
Accelrys, Inc.*	966	8,018
ACI Worldwide, Inc.*	736	19,776
Actuate Corp.*	940	5,358
Acxiom Corp.*	1,367	23,444
Advent Software, Inc.*#	310	17,955
American Software, Inc., Class A	593	4,015
Ariba, Inc.*	1,849	43,433
Aspen Technology, Inc.*	1,400	17,780
athenahealth, Inc.*	679	27,825
Avid Technology, Inc.*	549	9,586
Blackbaud, Inc.#	950	24,605
Blackboard, Inc.*#	673	27,795
Bottomline Technologies, Inc.*	597	12,961
CDC Corp.*	600	2,106
CommVault Systems, Inc.*	830	23,755
Computer Programs & Systems, Inc.	247	11,569
Concur Technologies, Inc.*#	822	42,686
CSG Systems International, Inc.*	781	14,792
Deltek, Inc.*	394	2,860
DemandTec, Inc.*	503	5,452
Digi International, Inc.*	357	3,963
DynaVox, Inc., Class A*	200	1,026
Ebix, Inc.*	536	12,687
Envestnet, Inc.*	300	5,118

	Number of Shares	Value†

Software — (continued)
Epicor Software Corp.*	1,134	$11,453
EPIQ Systems, Inc.	668	9,172
Fair Isaac Corp.#	867	20,262
FalconStor Software, Inc.*	626	2,097
Global Defense Technology & Systems, Inc.*	100	1,686
Guidance Software, Inc.*	400	2,876
InnerWorkings, Inc.*	424	2,777
Interactive Intelligence, Inc.*	297	7,769
JDA Software Group, Inc.*	811	22,708
Lawson Software, Inc.*	2,715	25,114
Mantech International Corp., Class A*	439	18,144
MedAssets, Inc.*	948	19,140
Medidata Solutions, Inc.*	344	8,215
MicroStrategy, Inc., Class A*	172	14,701
Monotype Imaging Holdings, Inc.*	299	3,319
NetSuite, Inc.*	385	9,625
Omnicell, Inc.*	661	9,551
OPNET Technologies, Inc.	290	7,763
Parametric Technology Corp.*	2,259	50,895
PDF Solutions, Inc.*	500	2,410
PegaSystems, Inc.#	330	12,088
Progress Software Corp.*	873	36,945
PROS Holdings, Inc.*	517	5,889
QAD, Inc.*	23	229
QAD, Inc.*	92	837
QLIK Technologies, Inc.*	300	7,743
Quality Systems, Inc.#	352	24,577
Quest Software, Inc.*	1,209	33,538
RealPage, Inc.*	300	9,279
Renaissance Learning, Inc.	146	1,729
RightNow Technologies, Inc.*	500	11,835
Rosetta Stone, Inc.*	202	4,286
Schawk, Inc.	187	3,848
Seachange International, Inc.*	373	3,189
Smith Micro Software, Inc.*	576	9,066
SolarWinds, Inc.*	808	15,554
SS&C Technologies Holdings, Inc.*	200	4,102
Synchronoss Technologies, Inc.*	566	15,118
SYNNEX Corp.*	494	15,413
Take-Two Interactive Software, Inc.*	1,544	18,899
Taleo Corp., Class A*	801	22,148
The Ultimate Software Group, Inc.*#	511	24,850
THQ, Inc.*	1,261	7,642
Trident Microsystems, Inc.*	1,017	1,810
Tyler Technologies, Inc.*#	476	9,882
VeriFone Systems, Inc.*	1,776	68,483

		987,221

Storage & Warehousing — 0.1%
Mobile Mini, Inc.*	777	15,299

Telecommunications — 3.2%
Acme Packet, Inc.*	847	45,027
Adtran, Inc.#	1,321	47,833
Alaska Communications Systems Group, Inc.#	947	10,512
Anaren, Inc.*	312	6,505

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
Anixter International, Inc.	534	$31,896
Applied Signal Technology, Inc.	296	11,215
Arris Group, Inc.*	2,487	27,904
Aruba Networks, Inc.*#	1,462	30,527
Atlantic Tele-Network, Inc.	249	9,547
Aviat Networks, Inc.*	1,462	7,412
BigBand Networks, Inc.*	898	2,514
Black Box Corp.	354	13,555
Calix, Inc.*	200	3,380
Cbeyond, Inc.*	568	8,679
Cincinnati Bell, Inc.*	4,437	12,424
Comtech Telecommunications Corp.	592	16,416
Consolidated Communications Holdings, Inc.	570	11,001
CPI International, Inc.*	125	2,419
DigitalGlobe, Inc.*	545	17,282
EMS Technologies, Inc.*	323	6,389
Extreme Networks, Inc.*	1,947	6,016
FiberTower Corp.*	900	4,014
Finisar Corp.*#	1,500	44,535
General Communication, Inc., Class A*	986	12,483
GeoEye, Inc.*	447	18,948
Global Crossing Ltd.*#	603	7,791
Globalstar, Inc.*	1,400	2,030
Globecomm Systems, Inc.*	500	5,000
Harmonic, Inc.*	2,094	17,946
Hughes Communications, Inc.*	150	6,066
Hypercom Corp.*	900	7,533
ICO Global Communications Holdings Ltd.*	1,800	2,700
IDT Corp., Class B	300	7,695
Infinera Corp.*	1,894	19,565
InterDigital, Inc.*#	893	37,185
IPG Photonics Corp.*#	585	18,498
Iridium Communications, Inc.*	600	4,950
Ixia*	613	10,286
Knology, Inc.*	636	9,941
KVH Industries, Inc.*	354	4,230
LogMeIn, Inc.*#	347	15,386
Loral Space & Communications, Inc.*	246	18,819
Meru Networks, Inc.*#	200	3,084
Motricity, Inc.*	200	3,714
Netgear, Inc.*	763	25,698
Network Equipment Technologies, Inc.*	325	1,505
Neutral Tandem, Inc.*	626	9,039
Novatel Wireless, Inc.*	601	5,740
NTELOS Holdings Corp.	564	10,744
Occam Networks, Inc.*	300	2,601
Oclaro, Inc.*#	900	11,835
Oplink Communications, Inc.*	373	6,889
Opnext, Inc.*	580	1,021
PAETEC Holding Corp.*	2,323	8,688
Plantronics, Inc.	1,001	37,257
Powerwave Technologies, Inc.*	1,852	4,704
Preformed Line Products Co.	45	2,634
Premiere Global Services, Inc.*	1,064	7,235
RF Micro Devices, Inc.*	5,675	41,711

	Number of Shares	Value†

Telecommunications — (continued)
SAVVIS, Inc.*	722	$18,425
Shenandoah Telecommunications Co.	559	10,470
ShoreTel, Inc.*	981	7,662
Sonus Networks, Inc.*	4,015	10,720
Sycamore Networks, Inc.	375	7,721
Symmetricom, Inc.*	959	6,799
Syniverse Holdings, Inc.*	1,480	45,658
Tekelec*	1,342	15,983
Tessco Technologies, Inc.	100	1,595
USA Mobility, Inc.	512	9,098
Utstarcom, Inc.*	1,566	3,226
Viasat, Inc.*	624	27,712
Vonage Holdings Corp.*	1,900	4,256

		957,478

Textiles — 0.1%
Culp, Inc.*	200	2,072
G&K Services, Inc., Class A	307	9,489
Unifirst Corp.	277	15,249

		26,810

Toys, Games & Hobbies — 0.1%
JAKKS Pacific, Inc.*#	584	10,640
Leapfrog Enterprises, Inc.*	876	4,862
RC2 Corp.*	412	8,969

		24,471

Transportation — 1.5%
Air Transport Services Group, Inc.*	985	7,782
Arkansas Best Corp.	432	11,845
Atlas Air Worldwide Holdings, Inc.*	548	30,595
Baltic Trading Ltd.	300	3,063
Bristow Group, Inc.*	732	34,660
CAI International, Inc.*	160	3,136
Celadon Group, Inc.*	435	6,434
DHT Maritime, Inc.	1,126	5,236
Dynamex, Inc.*	225	5,571
Eagle Bulk Shipping, Inc.*	1,220	6,076
Echo Global Logistics, Inc.*#	200	2,408
Excel Maritime Carriers Ltd.*#	700	3,941
Forward Air Corp.	596	16,914
Genco Shipping & Trading Ltd.*#	511	7,358
General Maritime Corp.	1,577	5,125
Genesee & Wyoming, Inc., Class A*	812	42,995
Golar LNG Ltd.	806	12,098
Gulfmark Offshore, Inc., Class A*	479	14,562
Heartland Express, Inc.	1,167	18,695
Horizon Lines, Inc., Class A#	703	3,072
HUB Group, Inc., Class A*	768	26,988
International Shipholding Corp.	141	3,581
Knight Transportation, Inc.#	1,206	22,914
Knightsbridge Tankers Ltd.#	574	12,783
Marten Transport Ltd.	234	5,003
Nordic American Tanker Shipping#	867	22,559
Old Dominion Freight Line, Inc.*	839	26,840
Overseas Shipholding Group, Inc.#	500	17,710

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Transportation — (continued)
Pacer International, Inc.*	687	$4,699
Patriot Transportation Holding, Inc.*	23	2,138
PHI, Inc.*	293	5,520
RailAmerica, Inc.*	456	5,905
Roadrunner Transportation Systems, Inc.*	200	2,892
Saia, Inc.*	274	4,546
Scorpio Tankers, Inc.*	300	3,033
Ship Finance International Ltd.	884	19,024
Teekay Tankers Ltd., Class A#	793	9,786
Ultrapetrol (Bahamas) Ltd.*#	435	2,797
Universal Truckload Services, Inc.*	100	1,592
USA Truck, Inc.*	140	1,852
Werner Enterprises, Inc.#	823	18,600

		462,328

Trucking and Leasing — 0.2%
Aircastle Ltd.	896	9,363
Amerco, Inc.*	195	18,728
Greenbrier Cos., Inc.*	347	7,283
TAL International Group, Inc.	293	9,045
Textainer Group Holdings Ltd.	212	6,040

		50,459

Water — 0.2%
American States Water Co.	412	14,202
Artesian Resources Corp., Class A	113	2,141
California Water Service Group	444	16,548
Connecticut Water Service, Inc.	119	3,318
Consolidated Water Co., Inc.	312	2,861
Middlesex Water Co.	271	4,973
Pico Holdings, Inc.*	492	15,646
SJW Corp.	288	7,623
York Water Co.	297	5,135

		72,447

TOTAL COMMON STOCKS (Cost $16,274,754)		22,181,750

REAL ESTATE INVESTMENT TRUSTS — 5.7%
Apartments — 0.6%
American Campus Communities, Inc.#	1,326	42,114
Associated Estates Realty Corp.	956	14,617
Campus Crest Communities, Inc.	700	9,814
Education Realty Trust, Inc.	1,105	8,586
Home Properties, Inc.#	741	41,118
Mid-America Apartment Communities, Inc.#	631	40,062
Post Properties, Inc.#	969	35,175

		191,486

Building & Real Estate — 1.5%
Agree Realty Corp.#	196	5,133
Alexander’s, Inc.	44	18,140
American Capital Agency Corp.	950	27,303
Anworth Mortgage Asset Corp.	2,195	15,365
Apollo Commercial Real Estate Finance, Inc.	400	6,540

	Number of Shares	Value†

Building & Real Estate — (continued)
Capstead Mortgage Corp.	1,461	$18,394
Colony Financial, Inc.#	216	4,324
Coresite Realty Corp.	500	6,820
CreXus Investment Corp.	161	2,109
Cypress Sharpridge Investments, Inc.	1,127	14,550
Dynex Capital, Inc.	607	6,628
Equity Lifestyle Properties, Inc.	512	28,636
Getty Realty Corp.#	463	14,483
Government Properties Income Trust	550	14,735
Hatteras Financial Corp.#	930	28,151
Invesco Mortgage Capital, Inc.	875	19,110
iStar Financial, Inc.*	2,118	16,563
MFA Financial, Inc.	5,938	48,454
National Retail Properties, Inc.#	1,769	46,878
Newcastle Investment Corp.*	1,200	8,040
NorthStar Realty Finance Corp.	2,021	9,600
Pennymac Mortgage Investment Trust	392	7,115
RAIT Financial Trust*	1,518	3,324
Redwood Trust, Inc.#	1,502	22,425
Resource Capital Corp.#	1,200	8,856
Starwood Property Trust, Inc.	930	19,976
Sun Communities, Inc.#	360	11,992
Two Harbors Investment Corp.	500	4,895
UMH Properties, Inc.	168	1,714
Walter Investment Management Corp.	448	8,037

		448,290

Diversified — 0.1%
Entertainment Properties Trust#	983	45,464

Factory Outlets — 0.1%
Tanger Factory Outlet Centers, Inc.#	835	42,744

Forest Products & Paper — 0.1%
Potlatch Corp.	830	27,017

Healthcare — 0.5%
Cogdell Spencer, Inc.	734	4,257
Healthcare Realty Trust, Inc.#	1,162	24,599
LTC Properties, Inc.	517	14,517
Medical Properties Trust, Inc.	2,407	26,068
National Health Investors, Inc.	448	20,169
Omega Healthcare Investors, Inc.#	1,947	43,691
Sabra Healthcare REIT, Inc.	518	9,531
Universal Health Realty Income Trust	220	8,037

		150,869

Hotels & Resorts — 0.6%
Ashford Hospitality Trust, Inc.*	820	7,913
Chesapeake Lodging Trust	189	3,555
DiamondRock Hospitality Co.*#	3,053	36,636
FelCor Lodging Trust, Inc.*	1,818	12,799
Hersha Hospitality Trust#	3,073	20,282
LaSalle Hotel Properties#	1,469	38,781
Pebblebrook Hotel Trust	826	16,784

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Hotels & Resorts — (continued)
Strategic Hotels & Resorts, Inc.*	2,937	$15,537
Sunstone Hotel Investors, Inc.*#	2,552	26,362

		178,649

Industrial — 0.3%
DCT Industrial Trust, Inc.#	4,235	22,488
EastGroup Properties, Inc.	575	24,334
First Industrial Realty Trust, Inc.*#	1,163	10,188
First Potomac Realty Trust#	1,126	18,939
Monmouth Real Estate Investment Corp., Class A	581	4,939

		80,888

Mixed Industrial/Office — 0.5%
CapLease, Inc.	1,035	6,024
Colonial Properties Trust#	1,664	30,035
Cousins Properties, Inc.	2,061	17,189
Dupont Fabros Technology, Inc.#	786	16,718
Gladstone Commercial Corp.	152	2,862
Investors Real Estate Trust#	1,418	12,719
Lexington Realty Trust#	2,115	16,814
Mission West Properties, Inc.	287	1,920
One Liberty Properties, Inc.#	203	3,390
PS Business Parks, Inc.	365	20,338
Washington Real Estate Investment Trust#	1,229	38,087
Winthrop Realty Trust	377	4,822

		170,918

Office Property — 0.6%
BioMed Realty Trust, Inc.#	2,728	50,877
Franklin Street Properties Corp.	1,445	20,591
Highwoods Properties, Inc.#	1,384	44,081
Hudson Pacific Properties, Inc.	400	6,020
Kilroy Realty Corp.#	1,140	41,576
MPG Office Trust, Inc.*#	900	2,475
Parkway Properties, Inc.#	393	6,885

		172,505

Regional Malls — 0.3%
CBL & Associates Properties, Inc.#	2,864	50,120
Glimcher Realty Trust	1,787	15,011
Pennsylvania Real Estate Investment Trust#	1,203	17,479

		82,610

Storage & Warehousing — 0.2%
Extra Space Storage, Inc.	1,751	30,467
Sovran Self Storage, Inc.#	582	21,423
U-Store-It Trust	2,156	20,547

		72,437

Strip Centers — 0.3%
Acadia Realty Trust	862	15,723
Cedar Shopping Centers, Inc.#	1,026	6,454
Equity One, Inc.	736	13,381
Excel Trust, Inc.	300	3,630
Inland Real Estate Corp.	1,388	12,214

	Number of Shares	Value†

Strip Centers — (continued)
Kite Realty Group Trust	1,107	$5,989
Ramco-Gershenson Properties Trust	641	7,980
Saul Centers, Inc.#	151	7,150
Urstadt Biddle Properties, Inc., Class A	516	10,036

		82,557

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,329,047)		1,746,434

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
0.090%, 03/10/11	$27	26,994
0.110%, 03/10/11	10	9,998
0.115%, 02/10/11	10	9,999
0.115%, 03/10/11	25	24,994
0.120%, 02/10/11	10	9,999

TOTAL U.S. TREASURY OBLIGATIONS (Cost $81,985)		81,984

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.7%
BlackRock Liquidity Funds TempCash - Institutional Shares	407,233	407,233
BlackRock Liquidity Funds TempFund - Institutional Shares	407,233	407,233

TOTAL SHORT-TERM INVESTMENTS (Cost $814,466)		814,466

SECURITIES LENDING COLLATERAL — 18.0%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.163%, 01/03/2011 (Cost $5,446,711)	5,446,711	5,446,711

TOTAL INVESTMENTS — 100.0% (Cost $23,946,963)		$30,271,345

~	Fair valued security. The total market value of fair valued securities at December 31, 2010 is $15.
†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.
Plc	— Public Limited Company.
REIT	— Real Estate Investment Trust.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$17,525	$17,525	$—	$—
Aerospace & Defense	326,441	326,441	—	—
Agriculture	79,983	79,983	—	—
Airlines	188,055	188,055	—	—
Apparel	463,112	463,112	—	—
Auto Manufacturers	24,690	24,690	—	—
Auto Parts & Equipment	277,363	277,363	—	—
Banks	1,339,710	1,339,710	—	—
Beverages	48,862	48,862	—	—
Biotechnology	470,539	470,539	—	—
Building Materials	176,905	176,905	—	—
Chemicals	551,451	551,451	—	—
Coal	84,493	84,493	—	—
Commercial Services	1,325,817	1,325,817	—	—
Computers	621,804	621,804	—	—
Cosmetics & Personal Care	21,443	21,443	—	—
Distribution & Wholesale	231,307	231,307	—	—
Diversified Financial Services	417,754	417,739	15	—
Electric	409,370	409,370	—	—
Electrical Components & Equipment	294,094	294,094	—	—
Electronics	617,403	617,403	—	—
Energy-Alternate Sources	45,917	45,917	—	—
Engineering & Construction	176,614	176,614	—	—
Entertainment	170,288	170,288	—	—
Environmental Control	164,868	164,868	—	—
Food	401,425	401,425	—	—
Forest Products & Paper	119,620	119,620	—	—
Gas	278,757	278,757	—	—
Hand & Machine Tools	79,899	79,899	—	—
Healthcare Products	871,872	871,872	—	—
Healthcare Services	444,358	444,358	—	—
Holding Companies	20,368	20,368	—	—
Home Builders	76,370	76,370	—	—
Home Furnishings	93,922	93,922	—	—
Hotels & Resorts	3,450	3,450	—	—
Household Products & Wares	125,423	125,423	—	—
Housewares	7,449	7,449	—	—
Insurance	696,680	696,680	—	—
Internet	789,097	789,097	—	—
Investment Companies	228,593	228,593	—	—
Iron & Steel	7,208	7,208	—	—
Leisure Time	153,606	153,606	—	—
Lodging	87,379	87,379	—	—
Machinery — Construction & Mining	13,904	13,904	—	—
Machinery — Diversified	365,425	365,425	—	—
Media	155,886	155,886	—	—
Metal Fabricate/Hardware	208,724	208,724	—	—
Mining	442,902	442,902	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Miscellaneous Manufacturing	$592,824	$592,824	$—	$—
Office Furnishings	109,193	109,193	—	—
Oil & Gas	761,278	761,278	—	—
Oil & Gas Services	404,611	404,611	—	—
Packaging and Containers	99,063	99,063	—	—
Pharmaceuticals	757,658	757,658	—	—
Pipelines	8,541	8,541	—	—
Real Estate	42,303	42,303	—	—
Retail	1,499,126	1,499,126	—	—
Savings & Loans	260,623	260,623	—	—
Semiconductors	831,892	831,892	—	—
Software	987,221	987,221	—	—
Storage & Warehousing	15,299	15,299	—	—
Telecommunications	957,478	957,478	—	—
Textiles	26,810	26,810	—	—
Toys, Games & Hobbies	24,471	24,471	—	—
Transportation	462,328	462,328	—	—
Trucking and Leasing	50,459	50,459	—	—
Water	72,447	72,447	—	—
REAL ESTATE INVESTMENT TRUSTS	1,746,434	1,746,434	—	—
U.S. TREASURY OBLIGATIONS	81,984	—	81,984	—
SHORT-TERM INVESTMENTS	814,466	814,466	—	—
SECURITIES LENDING COLLATERAL	5,446,711	5,446,711	—	—

TOTAL INVESTMENTS	$30,271,345	$30,189,346	$81,999	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — 95.0%
Australia — 8.3%
AGL Energy Ltd.	2,518	$39,223
Alumina Ltd.	7,478	18,968
Amcor Ltd.	4,607	31,806
AMP Ltd.	9,802	53,035
Asciano Group*	11,700	19,087
ASX Ltd.	683	26,322
Australia & New Zealand Banking Group Ltd.	12,297	293,681
AXA Asia Pacific Holdings Ltd.	3,574	23,066
Bendigo & Adelaide Bank Ltd.	1,044	10,625
BHP Billiton Ltd.	16,139	746,939
Billabong International Ltd.	1,557	12,979
BlueScope Steel Ltd.	10,850	24,969
Boral Ltd.	4,134	20,422
Brambles Ltd.	6,811	49,600
CFS Retail Property Trust	10,539	18,972
Coca-Cola Amatil Ltd.	3,177	35,289
Cochlear Ltd.	303	24,920
Commonwealth Bank of Australia	7,713	400,517
Computershare Ltd.	2,605	28,722
Crown Ltd.	2,672	22,547
CSL Ltd.	2,560	95,020
CSR Ltd.	2,938	5,048
Dexus Property Group	14,563	11,842
Fairfax Media Ltd.	8,585	12,293
Fortescue Metals Group Ltd.*	5,092	34,061
Foster’s Group Ltd.	9,437	54,824
Goodman Fielder Ltd.	12,041	16,564
Goodman Group	25,998	17,284
GPT Group	6,943	20,878
GPT Group, In Specie*~§	16,419	0
Harvey Norman Holdings Ltd.	3,095	9,307
Incitec Pivot Ltd.	8,759	35,476
Insurance Australia Group Ltd.	8,821	35,006
Leighton Holdings Ltd.	561	17,661
Lend Lease Group	2,163	19,092
MacArthur Coal Ltd.	1,218	15,946
Macquarie Group Ltd.	1,449	54,850
MAP Group	3,363	10,285
Metcash Ltd.	4,753	19,980
Mirvac Group	15,574	19,513
National Australia Bank Ltd.	10,315	250,039
Newcrest Mining Ltd.	3,708	153,370
OneSteel Ltd.	8,273	21,916
Orica Ltd.	1,352	34,432
Origin Energy Ltd.	3,638	61,991
OZ Minerals Ltd.	20,234	35,596
Paladin Energy Ltd.*	4,300	21,682
Qantas Airways Ltd.*	6,627	17,216
QBE Insurance Group Ltd.	4,741	88,011
QR National Ltd.*	8,035	22,600
Rio Tinto Ltd.	1,985	173,526
Santos Ltd.	3,431	46,146
Sims Metal Management Ltd.	469	10,347
Sonic Healthcare Ltd.	1,503	17,832

	Number of Shares	Value†

Australia — (continued)
Stockland	10,809	$39,800
Suncorp Group Ltd.	6,070	53,454
TABCORP Holdings Ltd.	4,867	35,393
Tatts Group Ltd.	3,787	9,993
Telstra Corp. Ltd.	18,842	53,768
Toll Holdings Ltd.	3,842	22,517
Transurban Group	4,595	24,063
Wesfarmers Ltd.	4,755	155,629
Wesfarmers Ltd. PPS	1,001	33,069
Westfield Group	10,864	106,450
Westfield Retail Trust*	10,864	28,557
Westpac Banking Corp.	14,133	321,050
Woodside Petroleum Ltd.	3,069	133,595
Woolworths Ltd.	5,901	162,778
WorleyParsons Ltd.	630	17,230

		4,558,669

Austria — 0.3%
Erste Group Bank AG	1,000	46,958
Immoeast AG*~	2,678	0
IMMOFINANZ AG*	4,017	17,118
Oestrreichische Elektrizitatswirtschafts AG	303	11,289
OMV AG	796	33,081
Raiffeisen International Bank-Holding AG	211	11,560
Telekom Austria AG	1,265	17,783
Vienna Insurance Group	300	15,593
Voestalpine AG	642	30,585

		183,967

Belgium — 0.8%
Anheuser-Busch InBev N.V.	3,530	201,895
Bekaert S.A.	209	23,991
Belgacom S.A.	673	22,596
Colruyt S.A.	315	16,017
Compagnie Nationale a Poartefeuille S.A.	69	3,375
Delhaize Group S.A.	408	30,134
Dexia S.A.*	1,839	6,389
Fortis N.V.	9,115	20,829
Groupe Bruxelles Lambert S.A.	278	23,378
KBC Groep N.V.*	1,139	38,812
Mobistar S.A.	172	11,150
Solvay S.A.	190	20,248
UCB S.A.	377	12,932
Umicore	536	27,877

		459,623

Bermuda — 0.1%
Seadrill Ltd.	1,296	43,799

Cayman Islands — 0.0%
Wynn Macau Ltd.	8,000	17,909

China — 0.1%
Foxconn International Holdings Ltd.*	17,000	11,876
Sands China Ltd.*	14,800	32,522
Yangzijiang Shipbuilding Holdings Ltd.	19,000	28,277

		72,675

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Cyprus — 0.0%
Bank of Cyprus Public Co., Ltd.	2,733	$9,422

Denmark — 1.0%
A.P. Moller — Maersk A/S, B Shares	6	54,331
A.P. Moller — Maersk A/S, A Shares	3	26,428
Carlsberg A/S, B Shares	400	40,050
Coloplast A/S, B Shares	200	27,178
Danske Bank A/S*	1,900	48,709
DSV A/S	1,300	28,736
Novo Nordisk A/S, B Shares	2,011	226,767
Novozymes A/S, B Shares	250	34,824
TrygVesta A/S	303	13,987
Vestas Wind Systems A/S*	860	27,150
William Demant Holding A/S*	138	10,193

		538,353

Finland — 1.0%
Elisa Oyj*	1,000	21,742
Fortum Oyj	1,802	54,253
Kesko Oyj, B Shares	200	9,335
Kone Oyj, B Shares	669	37,190
Metso Oyj	500	27,929
Neste Oil Oyj	209	3,337
Nokia Oyj	17,914	185,285
Nokian Renkaat Oyj	430	15,773
Orion Oyj, Class B	750	16,407
Outokumpu Oyj	950	17,621
Pohjola Bank Plc	1,500	17,980
Rautaruukki Oyj	200	4,680
Sampo Oyj, A Shares	1,733	46,432
Sanoma OYJ	750	16,256
Stora Enso Oyj, R Shares	2,865	29,422
UPM-Kymmene Oyj	1,847	32,629
Wartsila Oyj	600	45,782

		582,053

France — 8.5%
Accor S.A.	701	31,194
Aeroports de Paris	61	4,815
Air France-KLM*	206	3,752
Air Liquide S.A.	1,365	172,629
Alcatel-Lucent	11,560	33,676
Alstom S.A.	905	43,307
Atos Origin S.A.*	94	5,004
AXA S.A.	8,321	138,437
BNP Paribas	4,420	281,208
Bouygues S.A.	1,032	44,482
Bureau Veritas S.A.	300	22,739
Cap Gemini S.A.	751	35,055
Carrefour S.A.	2,669	110,030
Casino Guichard Perracho S.A.	252	24,566
Christian Dior S.A.	328	46,855
Cie Generale d’Optique Essilor International S.A.	937	60,321
Cie Generale de Geophysique — Veritas*	565	17,196
CNP Assurances	572	10,323

	Number of Shares	Value†

France — (continued)
Compagnie de Saint-Gobain	1,709	$87,925
Compagnie Generale des Establissements Michelin, B Shares	1,135	81,447
Credit Agricole S.A.	4,395	55,818
Danone	2,804	176,184
Dassault Systemes S.A.	334	25,182
Edenred*	701	16,595
EDF S.A.	1,107	45,407
Eiffage S.A.	328	14,466
Eramet	33	11,311
Eurazeo	54	4,004
Eutelsat Communications	404	14,787
Fonciere Des Regions	106	10,255
France Telecom S.A.	8,921	185,911
GDF Suez	5,811	208,498
Gecina S.A.	40	4,400
Groupe Eurotunnel S.A.	1,950	17,146
Hermes International	272	56,975
ICADE	156	15,916
Iliad S.A.	30	3,263
Imerys S.A.	213	14,199
JC Decaux S.A.*	400	12,307
Klepierre	389	14,033
L’Oreal S.A.	1,064	118,126
Lafarge S.A.	888	55,677
Lagardere S.C.A.	642	26,449
Legrand S.A.	825	33,597
LVMH Moet Hennessy Louis Vuitton S.A.	1,128	185,556
M6-Metropole Television	104	2,516
Natixis*	3,262	15,257
Neopost S.A.	80	6,970
PagesJaunes Groupe	1,200	10,904
Pernod-Ricard S.A.	891	83,774
Peugeot S.A.*	786	29,840
PPR	369	58,679
Publicis Groupe S.A.	695	36,221
Renault S.A.*	804	46,736
Safran S.A.	915	32,402
Sanofi-Aventis S.A.	4,994	319,328
Schneider Electric S.A.	1,180	176,607
SCOR SE	820	20,820
Societe BIC S.A.	120	10,314
Societe Generale	2,893	155,488
Societe Television Francaise 1	821	14,262
Sodexo	506	34,870
Suez Environment Co.	1,223	25,250
Technip S.A.	491	45,338
Thales S.A.	290	10,148
Total S.A.	10,264	543,834
Unibail-Rodamco SE	412	81,483
Vallourec S.A.	502	52,727
Veolia Environment	1,693	49,478
Vinci S.A.	2,003	108,885
Vivendi S.A.	5,698	153,809

		4,706,963

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — 7.7%
Adidas AG	989	$64,614
Allianz SE	2,208	262,394
BASF SE	4,463	356,048
Bayer AG	3,994	295,148
Bayerische Motoren Werke AG	1,544	121,423
Bayerische Motoren Werke AG (Preference)	500	25,724
Beiersdorf AG	497	27,579
Celesio AG	516	12,825
Commerzbank AG*	3,985	29,576
Continental AG	250	19,757
Daimler AG*	4,174	282,959
Deutsche Bank AG	4,557	238,102
Deutsche Boerse AG	977	67,629
Deutsche Lufthansa AG*	1,383	30,226
Deutsche Post AG	4,252	72,161
Deutsche Telekom AG	13,316	171,804
E.ON AG	8,755	268,325
Fraport AG Frankfurt Airport Services Worldwide	78	4,916
Fresenius Medical Care AG & Co. KGaA	918	53,032
Fresenius SE	181	15,177
Fresenius SE (Preference)	280	23,973
GEA Group AG	785	22,690
Hannover Ruckversicherung AG	356	19,093
HeidelbergCement AG	701	43,934
Henkel AG & Co. KGaA	635	32,767
Henkel AG & Co. KGaA (Preference)	882	54,847
Hochtief AG	206	17,491
Infineon Technologies AG*	4,714	43,862
K+S AG	722	54,377
Lanxess AG	391	30,880
Linde AG	835	126,701
MAN SE	431	51,254
Merck KGaA	264	21,114
Metro AG	665	47,880
Muenchener Ruckversicherung AG	885	134,170
Porsche Automobil Holding SE (Preference)	304	24,236
RWE AG	1,880	125,337
RWE AG (Preference)	206	13,211
Salzgitter AG	183	14,127
SAP AG	4,042	205,792
Siemens AG	3,896	482,620
Suedzucker AG	700	18,638
ThyssenKrupp AG	1,806	74,778
TUI AG*	198	2,778
United Internet AG	243	3,950
Volkswagen AG	252	35,662
Volkswagen AG (Preference)	687	111,451
Wacker Chemie AG	128	22,339

		4,279,371

Greece — 0.2%
Alpha Bank A.E.*	3,280	16,656
Coca-Cola Hellenic Bottling Co. S.A.	680	17,592
EFG Eurobank Ergasias S.A.*	1,674	8,389

	Number of Shares	Value†

Greece — (continued)
Hellenic Telecommunications Organization S.A.	590	$4,833
National Bank of Greece S.A.*	3,528	28,523
OPAP S.A.	1,080	18,675
Public Power Corp. S.A.	180	2,583

		97,251

Guernsey — 0.1%
Resolution Ltd.	8,025	29,290

Hong Kong — 2.7%
AIA Group Ltd.*	37,000	104,010
BOC Hong Kong Holdings Ltd.	17,500	59,551
Cathay Pacific Airways Ltd.	10,000	27,596
Cheung Kong Holdings Ltd.	6,000	92,554
Cheung Kong Infrastructure Holdings Ltd.	4,000	18,320
CLP Holdings Ltd.	9,500	77,121
Esprit Holdings Ltd.	4,272	20,336
Genting Singapore Plc*	34,000	58,020
Hang Lung Group Ltd.	8,000	52,594
Hang Lung Properties Ltd.	9,000	42,089
Hang Seng Bank Ltd.	3,100	50,970
Henderson Land Development Co., Ltd.	5,104	34,802
Hong Kong Exchanges & Clearing Ltd.	5,000	113,408
HongKong Electric Holdings Ltd.	7,000	44,128
Hopewell Holdings Ltd.	1,000	3,139
Hutchison Whampoa Ltd.	9,000	92,631
Kerry Properties Ltd.	4,009	20,889
Li & Fung Ltd.	10,000	58,023
MTR Corp.	6,165	22,446
New World Development Ltd.	14,711	27,632
Noble Group Ltd.	14,155	23,935
NWS Holdings Ltd.	3,481	5,285
Orient Overseas International Ltd.	2,000	19,401
Shangri-La Asia Ltd.	8,000	21,717
Sino Land Co., Ltd.	12,416	23,226
Sun Hung Kai Properties Ltd.	6,043	100,369
Swire Pacific Ltd., Class A	4,000	65,768
The Bank of East Asia Ltd.	5,949	24,912
The Hong Kong & China Gas Co., Ltd.	19,300	45,489
The Link Real Estate Investment Trust	14,183	44,066
Wharf Holdings Ltd.	6,000	46,161
Wheelock & Co., Ltd.	2,000	8,092
Wing Hang Bank Ltd.	2,000	27,661
Yue Yuen Industrial Holdings Ltd.	7,000	25,171

		1,501,512

Ireland — 0.5%
Anglo Irish Bank Corp. Plc*~	3,146	0
Bank of Ireland*	12,000	6,013
CRH Plc	3,370	69,802
Elan Corp. Plc*	1,453	8,058
Experian Plc	4,995	62,145
James Hardie Industries SE	1,387	9,618
Kerry Group Plc, Class A	1,174	39,174
Ryanair Holdings Plc*	862	4,343

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Ireland — (continued)
Shire Plc	2,574	$61,922

		261,075

Israel — 0.8%
The Israel Corp. Ltd.*	16	19,411
Bank Hapoalim BM*	4,200	21,861
Bank Leumi Le-Israel BM	5,100	26,114
Bezeq Israeli Telecommunication Corp. Ltd.	7,500	22,869
Cellcom Israel Ltd.	400	12,986
Elbit Systems Ltd.	300	16,004
Israel Chemicals Ltd.	2,300	39,428
Makhteshim-Agan Industries Ltd.*	3,300	16,916
NICE Systems Ltd.*	400	14,090
Partner Co.mmunications Co., Ltd.	700	14,203
Teva Pharmaceutical Industries Ltd.	4,406	230,947

		434,829

Italy — 2.3%
A2A SpA	1,615	2,221
Assicurazioni Generali SpA	5,328	101,173
Atlantia SpA	1,465	29,894
Autogrill SpA*	1,200	16,950
Banca Carige SpA	3,770	7,899
Banca Monte dei Paschi di Siena SpA*	7,196	8,183
Banco Popolare Societa Cooperative	3,276	14,840
Beni Stabili SpA*	576	493
Enel Green Power SpA*	8,768	18,524
Enel SpA	31,229	156,076
ENI SpA	12,193	266,238
Fiat SpA	3,168	65,322
Finmeccanica SpA	2,436	27,686
Intesa Sanpaolo SpA	34,172	92,699
Intesa Sanpaolo SpA, RNC	5,114	12,185
Luxottica Group SpA	649	19,774
Mediaset SpA	2,266	13,710
Mediobanco SpA*	2,550	22,694
Parmalat SpA	7,429	20,351
Prysmian SpA	913	15,556
Saipem SpA	1,299	63,949
Snam Rete Gas SpA	5,240	26,048
Telecom Italia SpA	43,883	56,706
Telecom Italia SpA, RSP	37,646	40,849
Terna Rete Elettrica Nasionale S.p.A.	8,545	36,083
UniCredit SpA	61,663	127,556
Unione di Banche Italiane ScpA	2,496	21,847

		1,285,506

Japan — 21.2%
Advantest Corp.	1,200	27,151
Aeon Co., Ltd.	2,600	32,536
Aeon Mall Co., Ltd.	500	13,425
Air Water, Inc.	1,000	12,773
Aisin Seiki Co., Ltd.	1,200	42,463
Ajinomoto Co. Inc.	3,000	31,260
Alfresa Holdings Corp.	200	8,880
All Nippon Airways Co., Ltd.	5,000	18,660

	Number of Shares	Value†

Japan — (continued)
Amada Co., Ltd.	1,000	$8,141
Asahi Breweries Ltd.	2,000	38,749
Asahi Glass Co., Ltd.	5,000	58,443
Asahi Kasei Corp.	7,000	45,695
Astellas Pharma, Inc.	2,000	76,241
Benesse Corp.	400	18,426
Bridgestone Corp.	3,300	63,773
Brother Industries Ltd.	1,500	22,244
Canon, Inc.	5,300	274,824
Casio Computer Co., Ltd.	400	3,227
Central Japan Railway Co.	7	58,628
Chiyoda Corp.	2,000	19,904
Chubu Electric Power Co., Inc.	2,900	71,295
Chugai Pharmaceutical Co., Ltd.	900	16,517
Chuo Mitsui Trust Holdings, Inc.	4,000	16,603
Citizen Holdings Co., Ltd.	800	5,518
Cosmo Oil Co., Ltd.	6,000	19,658
Credit Saison Co., Ltd.	1,000	16,443
Dai Nippon Printing Co., Ltd.	3,000	40,867
Daicel Chemical Industries Ltd.	2,000	14,608
Daihatsu Motor Co., Ltd.	1,000	15,347
Daiichi Sankyo Co., Ltd.	2,900	63,472
Daikin Industries Ltd.	1,300	46,114
Daito Trust Construction Co., Ltd.	400	27,393
Daiwa House Industry Co., Ltd.	2,000	24,584
Daiwa Securities Group, Inc.	9,000	46,336
Dena Co., Ltd.	300	10,760
Denki Kagaku Kogyo KK	4,000	19,017
Denso Corp.	2,400	82,828
Dentsu, Inc.	800	24,841
Dowa Holdings Co., Ltd.	3,000	19,695
East Japan Railway Co.	1,700	110,555
Eisai Co., Ltd.	1,200	43,454
Electric Power Development Co., Ltd.	500	15,685
Elpida Memory, Inc.*	900	10,475
FamilyMart Co., Ltd.	500	18,845
Fanuc Ltd.	900	138,231
Fast Retailing Co., Ltd.	300	47,777
Fuji Electric Holdings Co., Ltd.	1,000	3,116
Fuji Heavy Industries Ltd.	4,000	31,038
FUJIFILM Holdings Corp.	2,300	83,173
Fujitsu Ltd.	9,000	62,631
Fukuoka Financial Group, Inc.	6,000	26,087
Furukawa Electric Co., Ltd.	4,000	17,983
GS Yuasa Corp.	2,000	13,844
Gunma Bank Ltd.	1,000	5,493
Hamamatsu Photonics KK	500	18,278
Hankyu Hanshin Holdings, Inc.	7,000	32,504
Hirose Electric Co., Ltd.	100	11,270
Hitachi Chemical Co., Ltd.	1,000	20,705
Hitachi Construction Machinery Co., Ltd.	200	4,794
Hitachi Ltd.	21,000	111,997
Hitachi Metals Ltd.	1,000	12,009
Hitamitsu Pharmaceutical Co., Ltd.	400	16,849
Hokkaido Electric Power Co., Inc.	900	18,401

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Hokuhoku Financial Group, Inc.	9,000	$18,290
Hokuriku Electric Power Co.	1,200	29,486
Honda Motor Co., Ltd.	8,000	316,788
Hoya Corp.	2,200	53,435
IBIDEN Co., Ltd.	500	15,778
Idemitsu Kosan Co., Ltd.	100	10,617
IHI Corp.	3,000	6,688
INPEX Holdings, Inc.	11	64,423
Isetan Mitsukoshi Holdings Ltd.	2,500	29,068
Isuzu Motors Ltd.	6,000	27,269
ITOCHU Corp.	7,500	75,933
J. Front Retailing Co., Ltd.	1,000	5,469
Japan Prime Realty Investment Corp.	5	15,396
Japan Real Estate Investment Corp.	3	31,112
Japan Retail Fund Investment Corp.	10	19,177
Japan Tobacco, Inc.	22	81,426
JFE Holdings, Inc.	2,200	76,630
JGC Corp.	1,000	21,764
Joyo Bank Ltd.	4,000	17,588
JS Group Corp.	1,300	28,613
JSR Corp.	900	16,794
JTEKT Corp.	400	4,720
Jupiter Telecommunications Co., Ltd.	12	12,622
JX Holdings, Inc.	10,990	74,584
Kajima Corp.	2,000	5,321
Kamigumi Co., Ltd.	1,000	8,400
Kaneka Corp.	2,000	13,869
Kansai Paint Co., Ltd.	2,000	19,362
Kao Corp.	2,500	67,373
Kawasaki Heavy Industries Ltd.	7,000	23,537
Kawasaki Kisen Kaisha Ltd.	4,000	17,588
KDDI Corp.	15	86,649
Keihin Electric Express Railway Co., Ltd.	2,000	17,662
Keio Corp.	3,000	20,471
Keisei Electric Railway Co., Ltd.	1,000	6,676
Keyence Corp.	210	60,835
Kikkoman Corp.	1,000	11,208
Kintetsu Corp.	9,000	28,156
Kirin Holdings Co., Ltd.	4,000	56,115
Kobe Steel Ltd.	11,000	27,910
Komatsu Ltd.	4,500	136,181
Konami Corp.	200	4,252
Konica Minolta Holdings, Inc.	2,000	20,791
Kubota Corp.	5,000	47,358
Kuraray Co., Ltd.	1,500	21,505
Kurita Water Industries Ltd.	300	9,452
Kyocera Corp.	700	71,474
Kyowa Hakko Kirin Co., Ltd.	1,000	10,297
Kyushu Electric Power Co., Inc.	1,800	40,350
Lawson, Inc.	400	19,781
Makita Corp.	700	28,624
Marubeni Corp.	7,000	49,230
Marui Group Co., Ltd.	600	4,892
Mazda Motor Corp.	7,000	20,089
Medipal Holdings Corp.	1,000	11,024

	Number of Shares	Value†

Japan — (continued)
MEIJI Holdings Co., Ltd.	200	$9,041
Minebea Co., Ltd.	2,000	12,612
Mitsubishi Chemical Holdings Corp.	7,500	50,899
Mitsubishi Corp.	6,200	167,848
Mitsubishi Electric Corp.	10,000	104,939
Mitsubishi Estate Co., Ltd.	6,000	111,295
Mitsubishi Gas Chemical Co., Inc.	1,000	7,107
Mitsubishi Heavy Industries Ltd.	14,000	52,593
Mitsubishi Materials Corp.*	5,000	15,950
Mitsubishi Motors Corp.*	21,000	30,521
Mitsubishi Tanabe Pharma Corp.	1,000	16,886
Mitsubishi UFJ Financial Group, Inc.	59,800	323,343
Mitsubishi UFJ Lease & Finance Co., Ltd.	130	5,156
Mitsui & Co., Ltd.	8,400	138,741
Mitsui Chemicals, Inc.	5,000	17,921
Mitsui Engineering & Shipbuilding Co., Ltd.	1,000	2,648
Mitsui Fudosan Co., Ltd.	4,000	79,764
Mitsui Mining & Smelting Co., Ltd.	4,000	13,204
Mitsui OSK Lines Ltd.	6,000	40,941
Mitsui Sumitomo Insurance Group Holdings, Inc.	2,790	69,930
Mitsumi Electric Co., Ltd.	100	1,840
Mizuho Financial Group, Inc.	101,600	191,462
Mizuho Securities Co., Ltd.	7,000	20,089
Mizuho Trust & Banking Co., Ltd.	3,000	3,104
Murata Manufacturing Co., Ltd.	1,000	70,083
Namco Bandai Holdings, Inc.	400	4,296
NEC Corp.	13,000	39,069
NGK Insulators Ltd.	1,000	16,320
NGK Spark Plug Co., Ltd.	1,000	15,347
Nidec Corp.	500	50,560
Nikon Corp.	1,600	32,457
Nintendo Co., Ltd.	500	146,755
Nippon Building Fund, Inc.	3	30,780
Nippon Electric Glass Co., Ltd.	2,000	28,871
Nippon Express Co., Ltd.	5,000	22,540
Nippon Meat Packers, Inc.	1,000	13,068
Nippon Paper Group, Inc.	200	5,247
Nippon Sheet Glass Co., Ltd.	1,000	2,697
Nippon Steel Corp.	23,000	82,720
Nippon Telegraph & Telephone Corp.	2,500	113,160
Nippon Yusen K.K.	8,000	35,472
Nissan Chemical Industries Ltd.	1,000	12,970
Nissan Motor Co., Ltd.	12,400	118,059
Nisshin Seifun Group, Inc.	500	6,349
Nisshin Steel Co., Ltd.	2,000	4,459
Nissin Food Products Co., Ltd.	200	7,168
Nitori Holdings Co., Ltd.	100	8,745
Nitto Denko Corp.	900	42,401
NKSJ Holdings, Inc.	7,700	56,714
NOK Corp.	1,000	20,840
Nomura Holdings, Inc.	17,800	112,908
Nomura Real Estate Holdings, Inc.	1,000	18,217
Nomura Research Institute Ltd.	200	4,454
NSK Ltd.	3,000	27,122

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
NTN Corp.	1,000	$5,309
NTT Data Corp.	6	20,773
NTT DoCoMo, Inc.	70	122,256
Obayashi Corp.	4,000	18,426
Odakyu Electric Railway Co., Ltd.	3,000	27,934
Oji Paper Co., Ltd.	4,000	19,362
Olympus Corp.	1,000	30,275
OMRON Corp.	1,000	26,493
Ono Pharmaceutical Co., Ltd.	300	14,004
Oracle Corp. Japan	200	9,829
Oriental Land Co., Ltd.	300	27,787
ORIX Corp.	510	50,190
Osaka Gas Co., Ltd.	8,000	31,038
Panasonic Corp.	9,000	127,811
Rakuten, Inc.	28	23,451
Resona Holdings, Inc.	2,400	14,396
Ricoh Co., Ltd.	3,000	43,971
Rinnai Corp.	300	18,327
Rohm Co., Ltd.	500	32,639
Sankyo Co., Ltd.	400	22,589
Santen Pharmaceutical Co., Ltd.	200	6,947
SBI Holdings, Inc.	101	15,326
Secom Co., Ltd.	1,000	47,358
Sega Sammy Holdings, Inc.	1,200	22,835
Seiko Epson Corp.	800	14,583
Sekisui Chemical Co., Ltd.	1,000	7,181
Sekisui House Ltd.	3,000	30,336
Senshu Ikeda Holdings Inc	11,000	15,716
Seven & I Holdings Co., Ltd.	3,300	88,201
Sharp Corp.	5,000	51,546
Shikoku Electric Power Co., Inc.	700	20,589
Shimadzu Corp.	1,000	7,772
Shimamura Co., Ltd.	200	18,549
Shimano, Inc.	500	25,434
Shimizu Corp.	1,000	4,274
Shin-Etsu Chemical Co., Ltd.	2,100	113,807
Shinsei Bank Ltd.*	2,000	2,611
Shionogi & Co., Ltd.	1,100	21,718
Shiseido Co., Ltd.	1,700	37,145
Showa Denko K.K.	9,000	20,286
Showa Shell Sekiyu K.K.	500	4,582
SMC Corp.	300	51,398
Softbank Corp.	3,800	131,565
Sojitz Corp.	9,400	20,608
Sony Corp.	4,800	173,046
Sony Financial Holdings, Inc.	6	24,276
Square Enix Holdings Co., Ltd.	1,000	17,736
Stanley Electric Co., Ltd.	300	5,605
SUMCO Corp.*	200	2,857
Sumitomo Chemical Co., Ltd.	6,000	29,560
Sumitomo Corp.	5,200	73,590
Sumitomo Electric Industries Ltd.	3,600	50,016
Sumitomo Heavy Industries Ltd.	3,000	19,288
Sumitomo Metal Industries Ltd.	14,000	34,487
Sumitomo Metal Mining Co., Ltd.	2,000	34,955

	Number of Shares	Value†

Japan — (continued)
Sumitomo Mitsui Financial Group, Inc.	6,600	$235,093
Sumitomo Realty & Development Co., Ltd.	2,000	47,765
Sumitomo Rubber Industries Ltd.	1,200	12,534
Suruga Bank Ltd.	1,000	9,311
Suzuken Co., Ltd.	400	12,218
Suzuki Motor Corp.	1,800	44,340
Sysmex Corp.	200	13,869
T&D Holdings, Inc.	1,300	32,984
Taisei Corp.	2,000	4,680
Taisho Pharmaceutical Co., Ltd.	1,000	21,887
Taiyo Nippon Sanso Corp.	1,000	8,831
Takashimaya Co., Ltd.	1,000	8,572
Takeda Pharmaceutical Co., Ltd.	3,600	177,140
TDK Corp.	600	41,754
Teijin Ltd.	6,000	25,644
Terumo Corp.	800	45,030
The 77 Bank Ltd.	2,000	10,617
The Bank of Kyoto Ltd.	1,000	9,484
The Bank of Yokohama Ltd.	7,000	36,298
The Chiba Bank Ltd.	4,000	26,013
The Chugoku Bank Ltd.	1,000	12,107
The Chugoku Electric Power Co., Inc.	1,200	24,387
The Dai-ichi Life Insurance Co., Ltd.	33	53,611
The Hachijuni Bank Ltd.	1,000	5,592
The Hiroshima Bank Ltd.	5,000	21,062
The Iyo Bank Ltd.	1,000	8,006
The Japan Steel Works Ltd.	1,000	10,445
The Kansai Electric Power Co., Inc.	3,800	93,795
The Nishi-Nippon City Bank Ltd.	1,000	3,042
The Shizuoka Bank Ltd.	3,000	27,676
The Sumitomo Trust & Banking Co., Ltd.	7,000	44,143
THK Co., Ltd.	1,000	22,995
Tobu Railway Co., Ltd.	3,000	16,849
Toho Co., Ltd.	200	3,212
Toho Gas Co., Ltd.	1,000	5,001
Tohoku Electric Power Co., Inc.	2,500	55,733
Tokio Marine Holdings, Inc.	3,200	95,657
Tokuyama Corp.	1,000	5,173
Tokyo Electric Power Co., Inc.	7,100	173,412
Tokyo Electron Ltd.	800	50,647
Tokyo Gas Co., Ltd.	12,000	53,209
Tokyu Corp.	4,000	18,327
Tokyu Land Corp.	1,000	5,025
TonenGeneral Sekiyu K.K.	1,000	10,937
Toppan Printing Co., Ltd.	4,000	36,556
Toray Industries, Inc.	7,000	41,816
Toshiba Corp.	18,000	97,992
Tosoh Corp.	6,000	19,510
TOTO Ltd.	1,000	7,255
Toyo Seikan Kaisha Ltd.	1,000	19,029
Toyoda Gosei Co., Ltd.	400	9,395
Toyota Industries Corp.	700	21,735
Toyota Motor Corp.	13,300	527,479
Toyota Tsusho Corp.	1,100	19,374
Trend Micro, Inc.	500	16,511

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Tsumura & Co.	200	$6,476
Ube Industries Ltd.	7,000	21,037
Unicharm Corp.	600	23,870
Ushio, Inc.	700	13,346
USS Co., Ltd.	110	8,996
West Japan Railway Co.	10	37,381
Yahoo! Japan Corp.	64	24,831
Yakult Honsha Co., Ltd.	600	17,285
Yamada Denki Co., Ltd.	340	23,200
Yamaguchi Financial Group, Inc.	1,000	10,124
Yamaha Corp.	300	3,725
Yamaha Motor Co., Ltd.	1,400	22,813
Yamato Holdings Co., Ltd.	2,000	28,476
Yamato Kogyo Co., Ltd.	1,000	30,238
Yaskawa Electric Corp.	2,000	18,919
Yokogawa Electric Corp.	2,000	15,913

		11,690,349

Jersey — 0.1%
Randgold Resources Ltd.	474	38,983

Luxembourg — 0.5%
ArcelorMittal	3,994	151,470
Millicom International Cellular S.A.	326	31,312
SES S.A.	1,400	33,329
Tenaris S.A.	1,927	47,253

		263,364

Mexico — 0.1%
Fresnillo Plc	1,200	31,207

Netherlands — 4.2%
Aegon N.V.*	6,427	39,301
Akzo Nobel N.V.	940	58,391
ASML Holding N.V.	1,787	69,013
Corio N.V.	273	17,517
Delta Lloyd NV	720	14,514
European Aeronautic Defence & Sapce Co. N.V.*	1,819	42,392
Fugro N.V.	289	23,751
Heineken Holdings N.V.	420	18,255
Heineken N.V.	1,335	65,454
ING Groep N.V.*	18,152	176,589
Koninklijke Ahold N.V.	5,552	73,272
Koninklijke Boskalis Westminster N.V.	415	19,798
Koninklijke DSM N.V.	674	38,373
Koninklijke KPN N.V.	7,611	111,064
Koninklijke Philips Electronics N.V.	4,456	136,479
Koninklijke Vopak N.V.	370	17,478
QIAGEN N.V.*	1,189	23,245
Randstad Holding N.V.*	435	22,961
Reed Elsevier N.V.	3,459	42,789
Royal Dutch Shell Plc, A Shares	16,751	558,497
Royal Dutch Shell Plc, B Shares	12,947	426,924
SBM Offshore N.V.	693	15,525
TNT N.V.	1,845	48,693
Unilever N.V.	7,867	244,947

	Number of Shares	Value†

Netherlands — (continued)
Wolters Kluwer N.V.	1,285	$28,161

		2,333,383

New Zealand — 0.1%
Auckland International Airport Ltd.	6,021	10,228
Fletcher Building Ltd.	3,266	19,494
Telecom Corp. of New Zealand Ltd.	13,015	22,006

		51,728

Norway — 0.7%
Aker Solutions ASA	800	13,608
DnB NOR ASA	3,688	51,764
Norsk Hydro ASA	4,261	31,116
Orkla ASA	3,563	34,622
Renewable Energy Corp. AS*	4,240	12,927
StatoilHydro ASA	5,899	140,119
Telenor ASA	3,419	55,547
Yara International ASA	1,000	57,840

		397,543

Portugal — 0.2%
Banco Comercial Portugues S.A.	14,323	11,139
Banco Espirito Santo S.A.	3,884	14,948
Brisa Auto-Estradas de Portugal SA	510	3,557
Cimentos de Portugal, SGPS S.A.	2,109	14,289
Energias de Portugal S.A.	6,268	20,864
Galp Energia SGPS, S.A., B Shares	1,326	25,410
Jeronimo Martins SGPS S.A.	1,200	18,281
Portugal Telecom SGPS, S.A.	2,710	30,347

		138,835

Singapore — 1.4%
Ascendas Real Estate Investment Trust	15,000	24,194
CapitaLand Ltd.	14,000	40,472
Capitamall Trust Management Ltd.	5,700	8,661
CapitaMalls Asia Ltd.	7,000	10,582
City Developments Ltd.	3,000	29,361
ComfortDelGro Corp. Ltd.	4,000	4,831
DBS Group Holdings Ltd.	7,741	86,376
Fraser & Neave Ltd.	5,000	24,974
Golden Agri-Resources Ltd.	42,000	26,181
Jardine Cycle & Carriage Ltd.	1,000	28,519
Keppel Corp. Ltd.	6,000	52,924
Keppel Land Ltd.	5,000	18,701
Olam International Ltd.	3,041	7,440
Oversea-Chinese Banking Corp. Ltd.	10,634	81,867
SembCorp Industries Ltd.	2,000	8,010
SembCorp Marine Ltd.	7,000	29,291
Singapore Airlines Ltd.	2,000	23,844
Singapore Exchange Ltd.	4,000	26,244
Singapore Press Holdings Ltd.	7,000	21,709
Singapore Technologies Engineering Ltd.	7,000	18,654
Singapore Telecommunications Ltd.	39,000	92,687
United Overseas Bank Ltd.	5,174	73,376
Wilmar International Ltd.	10,000	43,870

		782,768

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Spain — 3.2%
Abertis Infraestructuras S.A.	1,521	$27,348
Acciona S.A.	126	8,924
Acerinox S.A.	263	4,613
ACS Actividades de Construccion y Servicios S.A.	740	34,685
Amadeus IT Holding S.A.	1,154	24,180
Banco Bilbao Vizcaya Argentaria, Chile S.A.	20,325	205,333
Banco de Sabadell S.A.	5,606	22,099
Banco de Valencia S.A.	605	2,652
Banco Popular Espanol S.A.	4,340	22,270
Banco Santander S.A.	39,330	416,672
Bankinter S.A.	588	3,266
Criteria CaixaCorp S.A.	6,621	35,232
EDP Renovaveis S.A.*	873	5,060
Enagas	797	15,885
Ferrovial S.A.	1,969	19,563
Fomento de Construcciones y Contratas S.A.	800	21,017
Gas Natural SDG S.A.	1,014	15,569
Gestevision Telecinco S.A.	1,300	14,297
Grifols S.A.	1,270	17,311
Iberdrola Renovables S.A.	2,539	9,011
Iberdrola S.A.	18,543	142,926
Iberia Lineas Aereas de Espana S.A.	3,400	14,516
Inditex S.A.	1,022	76,521
Indra Sistemas S.A.	203	3,468
Mapfre S.A.	5,395	14,981
Red Electrica de Espana S.A.	525	24,695
Repson YPF S.A.	3,387	94,369
Telefonica S.A.	19,797	448,807
Zardoya Otis S.A.	276	3,887

		1,749,157

Sweden — 3.1%
Alfa Laval AB	1,900	40,030
Assa Abloy AB, B Shares	1,200	33,811
Atlas Copco AB, A Shares	3,450	87,050
Atlas Copco AB, B Shares	2,290	51,788
Boliden AB	1,000	20,325
CDON Group AB	200	925
Electrolux AB, B Shares	860	24,423
Getinge AB, B Shares	844	17,682
Hennes & Mauritz AB, B Shares	4,900	163,196
Hexagon AB, B Shares	1,466	31,431
Holmen AB	500	16,459
Husqvarna AB, B Shares	2,834	23,660
Investor AB, B Shares	2,300	49,210
Kinnevik Investment AB, B Shares	1,200	24,444
Modern Times Group AB, B Shares	200	13,233
Nordea Bank AB	15,725	171,029
Ratos AB, B Shares	700	25,916
Sandvik AB	5,109	99,587
Scania AB, B Shares	1,700	39,103
Securitas AB, B Shares	1,200	14,033
Skandinaviska Enskilda Banken AB, A Shares	6,680	55,719

	Number of Shares	Value†

Sweden — (continued)
Skanska AB, B Shares	2,100	$41,621
SKF AB, B Shares	1,600	45,581
Ssab Svenskt Stal AB, A Shares	1,400	23,522
Svenska Cellulosa AB, B Shares	2,300	36,318
Svenska Handelsbanken AB, A Shares	2,300	73,490
Swedbank AB, A Shares*	3,350	46,721
Swedish Match AB	1,200	34,739
Tele2 AB, B Shares	1,416	29,391
Telefonaktiebolaget LM Ericsson, B Shares	15,556	180,756
TeliaSonera AB	10,900	86,381
Volvo AB, B Shares*	6,741	118,770

		1,720,344

Switzerland — 7.8%
ABB Ltd.*	10,116	225,365
Actelion Ltd.*	358	19,604
Adecco S.A.	528	34,588
Aryzta AG	492	22,706
Baloise Holding AG	303	29,490
Compagnie Financiere Richemont SA	2,389	140,529
Credit Suisse Group AG	5,158	207,809
GAM Holding Ltd.	656	10,840
Geberit AG	167	38,615
Givaudan S.A.	30	32,374
Holcim Ltd.	1,132	85,536
Julius Baer Group Ltd.	1,033	48,391
Kuehne & Nagel International AG	317	44,075
Lindt & Spruengli AG	1	32,193
Lindt & Spruengli AG, Participation Certificates	3	9,067
Logitech International S.A.*	1,139	21,684
Lonza Group AG	223	17,876
Nestle S.A.	16,631	973,847
Novartis AG	9,961	585,409
Pargesa Holding S.A.	49	4,161
Roche Holding AG	3,386	496,130
Schindler Holding AG	145	17,353
Schindler Holding AG, Participation Certificates	194	22,948
SGS S.A.	25	41,952
Sika AG	9	19,742
Sonova Holding AG	157	20,267
STMicroelectronics N.V.	3,129	32,359
Straumann Holding AG	19	4,349
Swiss Life Holding AG	175	25,305
Swiss Reinsurance	1,550	83,385
Swisscom AG	91	40,011
Syngenta AG	427	124,903
The Swatch Group AG	137	61,071
The Swatch Group AG, Registered Shares	282	22,741
UBS AG*	17,119	281,045
Xstrata Plc	9,440	221,577
Zurich Financial Services AG	727	188,320

		4,287,617

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — 17.7%
3i Group Plc	4,517	$23,134
Admiral Group Plc	1,092	25,793
Aggreko Plc	1,370	31,655
AMEC Plc	1,738	31,162
Anglo American Plc	6,091	316,753
Antofagasta Plc	1,823	45,817
ARM Holdings Plc	6,880	45,405
Associated British Foods Plc	1,748	32,186
AstraZeneca Plc	6,855	312,290
Autonomy Corp. Plc*	1,092	25,623
Aviva Plc	14,121	86,522
Babcock International Group Plc	1,950	17,360
BAE Systems Plc	15,758	81,075
Balfour Beatty Plc	4,201	20,494
Barclays Plc	53,035	216,349
BG Group Plc	16,041	324,121
BHP Billiton Plc	10,365	412,241
BP Plc	90,333	655,668
British Airways Plc*	2,764	11,743
British American Tobacco Plc	9,480	364,109
British Land Co. Plc	4,766	38,974
British Sky Broadcasting Group Plc	5,867	67,323
BT Group Plc	34,986	98,620
Bunzl Plc	1,761	19,741
Burberry Group Plc	1,938	33,962
Cable & Wireless Worldwide	9,063	9,283
Cairn Energy Plc*	5,960	39,027
Carnival Plc	866	40,262
Centrica Plc	23,725	122,657
Cobham Plc	4,326	13,725
Compass Group Plc	8,552	77,467
Diageo Plc	11,967	221,093
Essar Energy Plc	1,915	17,317
Eurasian Natural Resources Corp.	1,476	24,117
Firstgroup Plc	2,601	16,152
G4S Plc	5,282	20,967
GlaxoSmithKline Plc	24,541	474,444
Hammerson Plc	2,901	18,870
Home Retail Group Plc	4,117	12,099
HSBC Holdings Plc	84,212	854,855
ICAP Plc	3,290	27,442
Imperial Tobacco Group Plc	5,017	153,936
Inmarsat Plc	1,718	18,040
Intercontinental Hotels Group Plc	1,325	25,678
International Power Plc	6,942	47,362
Intertek Group Plc	932	25,792
Invensys Plc	4,412	24,364
Investec Plc	2,501	20,549
ITV Plc*	22,089	24,124
J. Sainsbury Plc	6,523	38,269
Johnson Matthey Plc	994	31,584
Kazakhmys Plc	824	20,735
Kingfisher Plc	10,133	41,613
Land Securities Group Plc	3,963	41,644
Legal & General Group Plc	27,849	42,008

	Number of Shares	Value†

United Kingdom — (continued)
Liberty International Plc	1,515	$9,864
Lloyds Banking Group Plc*	193,540	198,247
London Stock Exchange Group Plc	323	4,220
Lonmin Plc*	599	18,360
Man Group Plc	8,839	40,791
Marks & Spencer Group Plc	7,889	45,386
National Grid Plc	16,328	140,776
Next Plc	769	23,679
Old Mutual Plc	26,167	50,221
Pearson Plc	3,718	58,431
Petrofac Ltd.	1,394	34,491
Prudential Plc	11,700	121,852
Reckitt Benckiser Group Plc	3,068	168,611
Reed Elsevier Plc	6,362	53,711
Rexam Plc	3,745	19,426
Rio Tinto Plc	6,864	480,127
Rolls-Royce Group Plc	8,148	79,143
Rolls-Royce Group Plc, C Shares*~	521,472	813
Royal Bank of Scotland Group Plc*	77,485	47,199
RSA Insurance Group Plc	17,323	33,814
SABMiller Plc	4,668	164,224
Schroders Plc	450	13,014
Scottish & Southern Energy Plc	4,450	84,990
Segro Plc	3,302	14,744
Serco Group Plc	2,287	19,807
Severn Trent Plc	1,099	25,325
Smith & Nephew Plc	4,409	46,503
Smiths Group Plc	1,949	37,831
Standard Chartered Plc	10,755	289,332
Standard Life Plc	10,535	35,478
Tesco Plc	37,066	245,604
The Capita Group Plc	3,054	33,164
The Sage Group Plc	6,102	26,010
The Weir Group Plc	992	27,530
Thomas Cook Group Plc	5,125	15,158
TUI Travel Plc	1,257	4,825
Tullow Oil Plc	4,442	87,330
Unilever Plc	6,409	196,147
United Utilities Group Plc	3,483	32,147
Vedanta Resources Plc	511	20,053
Vodafone Group Plc	252,591	652,940
Whitbread Plc	811	22,633
WM Morrison Supermarkets Plc	9,797	40,874
Wolseley Plc*	1,475	47,051
WPP Group Plc	5,751	70,789

		9,766,260

United States — 0.3%
Synthes, Inc.	273	36,877
Transocean Ltd.*#	1,543	107,254

		144,131

TOTAL COMMON STOCKS (Cost $45,990,583)		52,457,936

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
WARRANTS — 0.0%
Belgium — 0.0%
Anheuser-Busch InBev N.V.*	256	$1

Hong Kong — 0.0%
Henderson Land Development Co., Ltd.	1,000	232

Italy — 0.0%
Mediobanca SpA	1,036	8
Unione di Banche Italiane ScpA	1,536	6

		14

TOTAL WARRANTS (Cost $0)		247

SHORT-TERM INVESTMENTS — 4.9%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,343,839	1,343,839
BlackRock Liquidity Funds TempFund - Institutional Shares	$1,343,837	1,343,837

TOTAL SHORT-TERM INVESTMENTS (Cost $2,687,676)		2,687,676

SECURITIES LENDING COLLATERAL — 0.1%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.163%, 01/03/2011 (Cost $63,900)	63,900	63,900

TOTAL INVESTMENTS — 100.0% (Cost $48,742,159)		$55,209,759

~	Fair valued security. The total market value of fair valued securities at December 31, 2010 is $813.
†	See Security Valuation Note.
*	Non-income producing security.
§	Restricted security.
#	Security position is either entirely or partially on loan.

NVDR — Non Voting Depositary Receipt.

Plc — Public Limited Company.

PPS — Partially Protected Shares.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.1%	$73,369
Aerospace & Defense	0.6%	303,388
Agriculture	1.3%	704,261
Airlines	0.3%	151,896
Apparel	0.5%	240,556
Auto Manufacturers	3.9%	2,032,156
Auto Parts & Equipment	0.9%	446,233
Banks	14.2%	7,438,407
Beverages	1.9%	997,314
Biotechnology	0.2%	129,844
Building Materials	1.2%	640,702
Chemicals	3.8%	2,012,272

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Coal	—%	$15,946
Commercial Services	1.3%	704,438
Computers	0.4%	219,091
Cosmetics & Personal Care	0.5%	274,093
Distribution & Wholesale	1.3%	678,917
Diversified	—%	24,194
Diversified Financial Services	1.3%	691,663
Diversified Operations	0.1%	52,924
Electric	4.0%	2,077,212
Electrical Components & Equipment	1.2%	615,041
Electronics	1.4%	722,812
Energy-Alternate Sources	0.1%	43,884
Engineering & Construction	1.4%	756,567
Entertainment	0.2%	117,649
Environmental Control	—%	9,452
Food	5.3%	2,756,465
Food Service	0.1%	77,467
Forest Products & Paper	0.3%	139,437
Gas	0.6%	314,896
Hand & Machine Tools	0.5%	246,021
Healthcare Products	0.8%	397,130
Healthcare Services	0.1%	70,864
Holding Companies	0.9%	468,779
Home Builders	0.1%	62,101
Home Furnishings	0.7%	376,826
Household Products & Wares	0.6%	290,199
Insurance	4.6%	2,387,124
Internet	0.2%	99,017
Investment Companies	0.3%	174,756
Iron & Steel	1.3%	670,795
Leisure Time	0.3%	137,830
Lodging	0.5%	238,948
Machinery — Construction & Mining	0.5%	279,813
Machinery — Diversified	1.0%	528,809
Media	1.3%	657,388
Metal Fabricate/Hardware	0.5%	253,734
Mining	5.7%	2,988,916
Miscellaneous Manufacturing	1.5%	802,371
Mixed Industrial/Office	0.5%	274,618
Office & Business Equipment	0.6%	340,348
Oil & Gas	7.2%	3,792,858
Oil & Gas Services	0.4%	231,412
Packaging and Containers	0.1%	70,261
Pharmaceuticals	6.4%	3,339,498
Real Estate	1.6%	839,702
Real Estate Investment Trusts	0.5%	251,591
Retail	2.3%	1,223,587
Semiconductors	0.6%	300,184
Shipbuilding	0.1%	60,216
Software	0.7%	343,058
Strip Centers	0.3%	153,979
Telecommunications	6.3%	3,291,065
Textiles	0.2%	88,965
Toys, Games & Hobbies	0.3%	151,051
Transportation	1.8%	956,242
Venture Capital	—%	23,134
Water	0.3%	132,200

	100.0%	$52,457,936

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$4,558,669	$4,558,669	$—	$—
Austria	183,967	183,967	—	—
Belgium	459,623	459,623	—	—
Bermuda	43,799	43,799	—	—
Cayman Islands	17,909	17,909	—	—
China	72,675	72,675	—	—
Cyprus	9,422	9,422	—	—
Denmark	538,353	538,353	—	—
Finland	582,053	582,053	—	—
France	4,706,963	4,706,963	—	—
Germany	4,279,371	4,279,371	—	—
Greece	97,251	97,251	—	—
Guernsey	29,290	29,290	—	—
Hong Kong	1,501,512	1,501,512	—	—
Ireland	261,075	261,075	—	—
Israel	434,829	434,829	—	—
Italy	1,285,506	1,285,506	—	—
Japan	11,690,349	11,690,349	—	—
Jersey	38,983	38,983	—	—
Luxembourg	263,364	263,364	—	—
Mexico	31,207	31,207	—	—
Netherlands	2,333,383	2,333,383	—	—
New Zealand	51,728	51,728	—	—
Norway	397,543	397,543	—	—
Portugal	138,835	138,835	—	—
Singapore	782,768	782,768	—	—
Spain	1,749,157	1,749,157	—	—
Sweden	1,720,344	1,720,344	—	—
Switzerland	4,287,617	4,287,617	—	—
United Kingdom	9,766,260	9,765,447	813	—
United States	144,131	144,131	—	—
WARRANTS	247	247	—	—
SHORT-TERM INVESTMENTS	2,687,676	2,687,676	—	—
SECURITIES LENDING COLLATERAL	63,900	63,900	—	—

TOTAL INVESTMENTS	$55,209,759	$55,208,946	$813	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

$49,631,123 was transferred from Level 2 into Level 1 at 12/31/10 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets in the prior year. The Portfolio did not have any transfers in and transfers out of the level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

INTERNATIONAL EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — 95.4%
Australia — 5.9%
Coca-Cola Amatil Ltd.	359,356	$3,991,579
QBE Insurance Group Ltd.	321,821	5,974,216
Woolworths Ltd.	338,875	9,347,822

		19,313,617

Belgium — 1.5%
Colruyt S.A.	96,945	4,929,319

Brazil — 6.5%
AES Tiete S.A. (Preference)	200,861	2,904,015
CETIP S.A. - Balcao Organizado de Ativos e Derivativos	156,357	2,222,907
Cielo S.A.	133,500	1,081,672
Companhia de Bebidas das Americas ADR#	191,630	5,946,279
CPFL Energia S.A.	99,300	2,464,554
Redecard S.A.	130,300	1,652,298
Souza Cruz S.A.	93,574	5,095,273

		21,366,998

Canada — 3.5%
Canadian National Railway Co.	46,000	3,069,596
Canadian Natural Resources Ltd.	190,128	8,480,516

		11,550,112

China — 0.5%
Baidu, Inc. ADR*#	17,738	1,712,249

Denmark — 4.2%
Novo Nordisk A/S, B Shares	121,067	13,651,929

France — 4.7%
BioMerieux	51,600	5,090,150
Bureau Veritas S.A.	56,700	4,297,601
Cie Generale d’Optique Essilor International S.A.	92,956	5,984,199

		15,371,950

Germany — 1.6%
Muenchener Ruckversicherung AG	34,857	5,284,469

India — 12.4%
Bharat Heavy Electricals Ltd.	73,299	3,809,122
HDFC Bank Ltd.	256,152	13,441,177
Hero Honda Motors Ltd.	51,331	2,282,315
Housing Development Finance Corp.	714,610	11,640,080
ITC Ltd.	1,466,274	5,727,044
Jain Irrigation Systems Ltd.	194,500	914,322
Nestle India Ltd.	30,948	2,639,560

		40,453,620

Ireland — 3.1%
Covidien Plc	222,176	10,144,556

Japan — 3.8%
Nitori Holdings Co. Ltd.	81,600	7,135,854
Secom Co. Ltd.	111,700	5,289,894

		12,425,748

Netherlands — 2.5%
Core Laboratories NV#	92,190	8,209,520

	Number of Shares	Value†

Singapore — 1.0%
Oversea-Chinese Banking Corp. Ltd.	417,700	$3,215,706

Switzerland — 8.4%
Kuehne & Nagel International AG	25,200	3,503,743
Nestle S.A.	262,210	15,354,008
Novartis AG	102,700	6,035,685
Roche Holding AG	16,607	2,433,325

		27,326,761

United Kingdom — 30.4%
Admiral Group Plc	151,380	3,575,627
Amlin Plc	723,796	4,614,284
British American Tobacco Plc	493,056	18,937,379
Bunzl Plc	204,200	2,289,052
Diageo Plc	409,645	7,568,278
Domino’s Pizza UK & IRL Plc	362,262	3,114,866
G4S Plc	495,275	1,965,965
Imperial Tobacco Group Plc	461,621	14,163,862
Reckitt Benckiser Group Plc	181,838	9,993,435
SABMiller Plc	187,501	6,596,445
Scottish & Southern Energy Plc	133,876	2,556,877
Standard Chartered Plc	353,443	9,508,355
Tesco Plc	1,535,947	10,177,385
The Capita Group Plc	397,217	4,313,403

		99,375,213

United States — 5.4%
Philip Morris International, Inc.	300,246	17,573,398

TOTAL COMMON STOCKS (Cost $245,013,509)		311,905,165

SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity Funds TempCash - Institutional Shares	2,648,474	2,648,474
BlackRock Liquidity Funds TempFund - Institutional Shares	2,648,474	2,648,474

TOTAL SHORT-TERM INVESTMENTS (Cost $5,296,948)		5,296,948

SECURITIES LENDING COLLATERAL — 3.0%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.163%, 01/03/2011 (Cost $9,713,099)	9,713,099	9,713,099

TOTAL INVESTMENTS — 100.0% (Cost $260,023,556)		$326,915,212

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

Plc — Public Limited Company.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

INTERNATIONAL EQUITY FUND

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Agriculture	19.7%	$61,496,956
Banks	8.4%	26,165,238
Beverages	7.7%	24,102,581
Commercial Services	6.2%	19,237,587
Diversified Financial Services	5.0%	15,515,285
Electric	2.6%	7,925,446
Electrical Components & Equipment	1.2%	3,809,122
Food	13.6%	42,448,094
Healthcare Products	5.2%	16,128,755
Healthcare Services	1.6%	5,090,150
Household Products & Wares	3.2%	9,993,435
Insurance	6.2%	19,448,596
Internet	0.6%	1,712,249
Leisure Time	0.7%	2,282,315
Miscellaneous Manufacturing	0.3%	914,322
Oil & Gas	2.7%	8,480,516
Oil & Gas Services	2.6%	8,209,520
Pharmaceuticals	7.1%	22,120,939
Retail	3.3%	10,250,720
Transportation	2.1%	6,573,339

	100.0%	$311,905,165

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$311,905,165	$311,905,165	$—	$—
SHORT-TERM INVESTMENTS	5,296,948	5,296,948	—	—
SECURITIES LENDING COLLATERAL	9,713,099	9,713,099	—	—

TOTAL INVESTMENTS	$326,915,212	$326,915,212	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

$196,960,149 was transferred from Level 2 into Level 1 at 12/31/10 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets in the prior year. The Portfolio did not have any transfers in and transfers out of the level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

EMERGING MARKETS EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — 96.2%
Argentina — 0.2%
Banco Macro S.A. ADR	6,720	$337,344

Brazil — 11.5%
Banco do Brasil S.A.	37,500	709,789
BM&F Bovespa S.A.	138,900	1,098,649
BRF - Brasil Foods S.A.	82,700	1,362,059
BRF - Brasil Foods S.A. ADR	4,300	72,584
Companhia de Bebidas das Americas ADR	52,000	1,613,560
Hypermarcas S.A.*	27,200	369,166
Itau Unibanco Holding S.A. (Preference)	15,397	369,064
Itau Unibanco Holding S.A. ADR	85,398	2,050,406
MRV Engenharia e Participacoes S.A.	54,100	508,736
OGX Petroleo e Gas Participacoes S.A.	67,200	809,639
PDG Realty S.A. Empreendimentos e Participacoes	161,900	990,906
Petroleo Brasileiro S.A.	5,910	108,765
Petroleo Brasileiro S.A. (Preference)	31,600	519,496
Petroleo Brasileiro S.A. ADR	19,100	652,647
Petroleo Brasileiro S.A. ADR	14,800	560,032
Tim Participacoes S.A. ADR	10,200	348,228
Ultrapar Participacoes S.A. (Preference)	8,200	519,169
Vale S.A. ADR	14,500	501,265
Vale S.A. Preferred ADR	69,600	2,103,312
Vivo Participacoes S.A. ADR	29,100	948,369

		16,215,841

China — 8.5%
Bank of China Ltd., Class H	1,603,400	845,762
China Coal Energy Co. Ltd., Class H	456,000	712,207
China Construction Bank Corp., Class H	1,897,930	1,701,905
China Life Insurance Co. Ltd., Class H	178,000	727,087
China Oilfield Services Ltd., Class H	306,000	662,958
China Pacific Insurance Group Co. Ltd., Class H	168,600	700,620
China Telecom Corp. Ltd., Class H	1,306,000	683,849
China ZhengTong Auto Services Holdings Ltd.*	305,000	287,625
Dongfeng Motor Group Co. Ltd., Class H	358,000	617,178
JA Solar Holdings Co., Ltd. ADR*	49,520	342,678
Netease.com, Inc. ADR*	7,900	285,585
Ping An Insurance Group Co. of China Ltd., Class H	68,500	765,831
Sohu.com, Inc.*	9,500	603,155
Tencent Holdings Ltd.	47,700	1,036,503
Tsingtao Brewery Co. Ltd., Class H	66,000	345,590
Want Want China Holdings Ltd.	599,000	524,803
Xinjiang Goldwind Science & Technology Co. Ltd., Class H*	213,400	442,021
Yanzhou Coal Mining Co. Ltd., Class H	244,000	745,548

		12,030,905

Czech Republic — 0.9%
Komercni Banka, A.S.	5,071	1,199,969

Egypt — 1.9%
Commercial International Bank Egypt SAE	132,048	1,078,221

	Number of Shares	Value†

Egypt — (continued)
Egyptian Financial Group-Hermes Holding GDR	9,590	$115,176
Egyptian Financial Group-Hermes Holding SAE	48,127	281,218
Juhayna Food Industries*	382,997	401,141
Telecom Egypt	243,308	757,796

		2,633,552

Hong Kong — 4.2%
AIA Group Ltd.*	310,000	871,436
Belle International Holdings Ltd.	458,000	774,254
China Gas Holdings Ltd.~	776,000	338,442
China Mobile Ltd.	121,000	1,201,780
China Resources Power Holdings Co. Ltd.	338,200	612,631
CNOOC Ltd.	480,000	1,138,740
Hengan International Group Co. Ltd.	47,500	409,746
Shanghai Industrial Holdings Ltd.	138,000	596,542

		5,943,571

Hungary — 0.6%
Richter Gedeon Nyrt	4,294	878,176

India — 10.2%
Asian Paints Ltd.	8,192	527,392
Dr. Reddys Laboratories Ltd.	24,218	900,613
Engineers India Ltd.	51,379	383,145
Glenmark Pharmaceuticals Ltd.	88,269	714,798
HDFC Bank Ltd.	25,061	1,315,037
HDFC Bank Ltd. ADR	1,606	268,379
Hindalco Industries Ltd.	158,468	875,357
IndusInd Bank Ltd.	126,265	747,876
Infosys Technologies Ltd.	27,035	2,081,511
Infosys Technologies Ltd. ADR	4,000	304,320
Infrastructure Development Finance Co., Ltd.	160,849	656,850
ITC Ltd.	26,228	102,443
ITC Ltd. GDR	67,502	263,649
Jindal Steel & Power Ltd.	30,325	482,901
KSK Energy Ventures Ltd.*	91,815	276,995
Larsen & Toubro Ltd.*	16,439	727,650
Reliance Industries Ltd.	59,815	1,416,217
Rural Electrification Corp. Ltd.*	69,490	464,821
Sun TV Network Ltd.*	39,145	460,390
Tata Consultancy Services Ltd.	33,470	872,510
Tata Motors Ltd.	19,711	576,739

		14,419,593

Indonesia — 3.7%
Astra International Tbk PT	210,500	1,274,448
Bank Central Asia Tbk PT	1,237,000	878,668
Indofood Sukses Makmur Tbk PT	1,157,500	626,283
Indosat Tbk PT	1,048,000	628,102
Lippo Karawaci Tbk PT	10,792,000	814,491
Perusahaan Gas Negara PT	647,500	318,001
Telekomunikasi Indonesia Tbk PT	811,500	716,029

		5,256,022

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

EMERGING MARKETS EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Lebanon — 0.7%
Banque Audi sal- Audi Saradar Group GDR	57,779	$518,856
BLOM Bank SAL GDR	46,088	479,315

		998,171

Malaysia — 1.5%
Axiata Group BHD*	1,000,100	1,540,611
Sime Darby BHD	197,900	564,787

		2,105,398

Mexico — 5.6%
America Movil S.A.B. de C.V., Series L ADR	48,300	2,769,522
Desarrolladora Homex S.A.B. de C.V. ADR*	11,909	402,643
Empresas ICA S.A.B. de C.V.*	120,500	307,446
Fomento Economico Mexicano S.A.B. de C.V. ADR	18,400	1,028,928
Genomma Lab Internacional S.A. de C.V., Class B*	193,400	469,484
Grupo Financiero Banorte S.A.B. de C.V., Series O	173,292	823,663
Grupo Mexico S.A.B. de C.V., Series B	176,500	726,580
Wal-Mart de Mexico S.A.B de C.V., Series V	508,900	1,454,177

		7,982,443

Peru — 1.2%
Cia de Minas Buenaventura S.A. ADR	13,300	651,168
Credicorp Ltd.	8,910	1,059,488

		1,710,656

Philippines — 2.1%
Ayala Corp.	59,800	537,804
Metro Pacific Investments Corp.	6,583,000	584,521
Metropolitan Bank & Trust	392,050	644,319
Philippine Long Distance Telephone Co.	9,210	536,917
SM Investments Corp.	50,340	623,936

		2,927,497

Poland — 2.7%
Bank Pekao S.A.	13,963	844,270
Central European Distribution Corp.*	30,678	702,526
Powszechna Kasa Oszczednosci Bank Polski S.A.*	83,199	1,218,307
Telekomunikacja Polska S.A.	177,840	982,193

		3,747,296

Portugal — 0.7%
Jeronimo Martins SGPS S.A.	60,935	928,279

Russia — 4.7%
Lukoil OAO ADR	26,926	1,540,706
Mail.ru Group Ltd. 144A*~	13,904	500,544
O’Key Group S.A.*~	42,254	581,838
Sberbank GDR	6,893	2,984,421
Wimm-Bill-Dann Foods OJSC ADR	30,524	1,006,376

		6,613,885

Singapore — 0.5%
Golden Agri-Resources Ltd.	1,176,000	733,081

	Number of Shares	Value†

South Africa — 6.4%
AVI Ltd.	186,400	$852,842
Clicks Group Ltd.	119,600	786,864
Impala Platinum Holdings Ltd.	50,800	1,796,489
Imperial Holdings Ltd.	30,100	582,489
MTN Group Ltd.	109,073	2,225,669
Naspers Ltd., N Shares	32,882	1,936,481
Pick n Pay Stores Ltd.	111,071	816,066

		8,996,900

South Korea — 12.0%
Amorepacific Corp.*	303	304,095
Cheil Industries, Inc.*	6,444	630,262
Cheil Worldwide, Inc.*	38,620	471,308
GS Engineering & Construction Corp.*	4,393	449,016
Hana Financial Group, Inc.	9,600	366,270
Hyundai Engineering & Construction Co. Ltd.*	5,369	342,038
Hyundai Heavy Industries Co. Ltd.*	1,367	533,598
Hyundai Mobis*	3,977	996,966
Hyundai Motor Co.*	8,897	1,360,146
Hyundai Steel Co.*	2,857	313,417
KB Financial Group, Inc.*	20,535	1,085,646
LG Chem Ltd.*	3,666	1,263,024
LG Display Co. Ltd.*	14,580	511,308
LG Display Co. Ltd. ADR	4,600	81,650
NHN Corp.*	3,115	623,055
OCI Co. Ltd.*	2,133	620,222
Samsung C&T Corp.*	7,795	541,920
Samsung Electronics Co. Ltd.	3,665	3,064,662
Samsung Electronics Co. Ltd. (Preference)	875	500,374
Samsung Fire & Marine Insurance Co. Ltd.	3,750	743,458
Shinhan Financial Group Co. Ltd.*	21,680	1,010,549
Shinsegae Co. Ltd.*	733	396,565
SSCP Co. Ltd.	17,100	72,324
Woongjin Coway Co. Ltd.*	20,470	726,884

		17,008,757

Taiwan — 8.0%
Acer, Inc.	210,827	651,502
Asustek Computer, Inc.	71,400	678,332
AU Optronics Corp.	488,350	507,503
Catcher Technology Co. Ltd.	82,000	303,740
Chimei Innolux Corp.	430,000	594,344
China Steel Corp.	380,546	437,237
Formosa Plastics Corp.	219,000	732,341
Fubon Financial Holding Co. Ltd.	435,624	597,636
Hon Hai Precision Industry Co. Ltd.	399,372	1,609,460
HTC Corp.	32,660	1,008,146
Kinsus Interconnect Technology Corp.	87,000	295,406
Lite-On Technology Corp.	144,234	198,370
MStar Semiconductor Inc.*	5,000	48,188
Taiwan Fertilizer Co. Ltd.	150,000	560,767
Taiwan Semiconductor Manufacturing Co. Ltd.	705,769	1,718,642
Uni-President Enterprises Corp.	552,400	819,416
Yuanta Financial Holding Co. Ltd.	671,000	501,699

		11,262,729

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

EMERGING MARKETS EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Thailand — 2.9%
Kasikornbank PCL	57,500	$248,922
Kasikornbank PCL NVDR	230,800	960,869
PTT PCL	79,400	842,859
Siam Cement PCL NVDR	88,600	1,002,242
Siam Commercial Bank PCL	118,800	407,889
Total Access Communication PCL	307,900	439,201
Total Access Communication PCL NVDR	172,300	240,060

		4,142,042

Turkey — 2.5%
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	66,646	1,010,049
Coca-Cola Icecek A.S.	36,920	487,803
TAV Havalimanlari Holding A.S.*	176,138	853,311
Tupras Turkiye Petrol Rafinerilieri A.S.	20,308	507,700
Turk Telekomunikasyon A.S.	159,845	672,923

		3,531,786

United Kingdom — 1.4%
Antofagasta Plc	31,215	784,512
SABMiller Plc	33,726	1,205,842

		1,990,354

United States — 1.6%
Mead Johnson Nutrition Co.	24,214	1,507,322
Southern Copper Corp.	16,568	807,524

		2,314,846

TOTAL COMMON STOCKS (Cost $102,309,102)		135,909,093

RIGHTS — 0.0%
Brazil — 0.0%
Banco Bradesco S.A.	149	772

Philippines — 0.0%
Metropolitan Bank & Trust~	41,022	20,600

TOTAL RIGHTS (Cost $0)		21,372

SHORT-TERM INVESTMENTS — 3.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	2,707,724	2,707,724
BlackRock Liquidity Funds TempFund - Institutional Shares	2,707,723	2,707,723

TOTAL SHORT-TERM INVESTMENTS (Cost $5,415,447)		5,415,447

TOTAL INVESTMENTS — 100.0% (Cost $107,724,549)		$141,345,912

~	Fair valued security. The total market value of fair valued securities at December 31, 2010 is $1,441,424.
†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

GDR — Global Depository Receipt

NVDR — Non Voting Depositary Receipt.

OJSC — Open Joint Stock Company

PCL — Public Company Limited.

Plc — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.3%	$471,308
Agriculture	0.8%	1,099,173
Auto Manufacturers	1.9%	2,554,063
Auto Parts & Equipment	0.7%	996,966
Banks	16.0%	21,692,739
Beverages	4.7%	6,394,298
Building Materials	0.3%	402,643
Chemicals	3.2%	4,295,239
Coal	1.1%	1,457,755
Computers	4.7%	6,389,035
Cosmetics & Personal Care	0.2%	304,095
Distribution & Wholesale	0.4%	541,920
Diversified Financial Services	3.7%	5,056,843
Electric	1.0%	1,354,447
Electronics	2.2%	3,005,327
Energy-Alternate Sources	0.3%	342,678
Engineering & Construction	2.3%	3,062,606
Environmental Control	0.5%	726,884
Food	4.7%	6,322,779
Gas	0.2%	318,001
Healthcare Products	0.3%	409,746
Holding Companies	3.0%	4,136,706
Home Builders	0.4%	508,736
Insurance	2.8%	3,808,432
Internet	2.2%	3,048,842
Investment Companies	0.5%	656,850
Iron & Steel	0.9%	1,233,555
Media	1.8%	2,396,871
Metal Fabricate/Hardware	0.2%	303,740
Mining	6.1%	8,246,207
Miscellaneous Manufacturing	0.8%	1,072,283
Oil & Gas	6.0%	8,096,801
Oil & Gas Services	0.5%	662,958
Pharmaceuticals	3.6%	4,839,559
Pipelines	0.2%	338,442
Real Estate	1.3%	1,805,397
Retail	4.7%	6,413,935
Semiconductors	3.9%	5,331,866
Shipbuilding	0.4%	533,598
Telecommunications	10.8%	14,691,249
Water	0.4%	584,521

	100.0%	$135,909,093

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

EMERGING MARKETS EQUITY FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Argentina	$337,344	$337,344	$—	$—
Brazil	16,215,841	16,215,841	—	—
China	12,030,905	12,030,905	—	—
Czech Republic	1,199,969	1,199,969	—	—
Egypt	2,633,552	2,633,552	—	—
Hong Kong	5,943,571	5,605,129	338,442	—
Hungary	878,176	878,176	—	—
India	14,419,593	14,419,593	—	—
Indonesia	5,256,022	5,256,022	—	—
Lebanon	998,171	998,171	—	—
Malaysia	2,105,398	2,105,398	—	—
Mexico	7,982,443	7,982,443	—	—
Peru	1,710,656	1,710,656	—	—
Philippines	2,927,497	2,927,497	—	—
Poland	3,747,296	3,747,296	—	—
Portugal	928,279	928,279	—	—
Russia	6,613,885	5,531,503	1,082,382	—
Singapore	733,081	733,081	—	—
South Africa	8,996,900	8,996,900	—	—
South Korea	17,008,757	17,008,757	—	—
Taiwan	11,262,729	11,262,729	—	—
Thailand	4,142,042	4,142,042	—	—
Turkey	3,531,786	3,531,786	—	—
United Kingdom	1,990,354	1,990,354	—	—
United States	2,314,846	2,314,846	—	—

TOTAL COMMON STOCKS	135,909,093	134,488,269	1,420,824	—

RIGHTS	21,372	772	20,600	—
SHORT-TERM INVESTMENTS	5,415,447	5,415,447	—	—

TOTAL INVESTMENTS	$141,345,912	$139,904,488	$1,441,424	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

$66,420,943 was transferred from Level 2 into Level 1 at 12/31/10 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets in the prior year. The Portfolio did not have any transfers in and transfers out of the level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

REIT FUND

	Number of Shares	Value†
COMMON STOCKS — 3.5%
Lodging — 1.3%
Hyatt Hotels Corp., Class A*	19,400	$887,744

Real Estate — 2.2%
Brookfield Properties Corp.	56,275	986,501
Forest City Enterprises, Inc., Class A*	36,025	601,257

		1,587,758

TOTAL COMMON STOCKS (Cost $2,204,469)		2,475,502

REAL ESTATE INVESTMENT TRUSTS — 91.9%
Apartments — 16.4%
American Campus Communities, Inc.	43,175	1,371,238
AvalonBay Communities, Inc.	34,926	3,930,921
Equity Residential	61,475	3,193,626
Essex Property Trust, Inc.	27,725	3,166,750

		11,662,535

Diversified — 9.1%
Coresite Realty Corp.	55,700	759,748
Liberty Property Trust	42,400	1,353,408
Vornado Realty Trust	38,388	3,198,872
Washington Real Estate Investment Trust	38,050	1,179,170

		6,491,198

Healthcare — 12.0%
HCP, Inc.	56,953	2,095,301
Health Care REIT, Inc.	55,875	2,661,885
Nationwide Health Properties, Inc.	80,150	2,915,857
Ventas, Inc.	16,800	881,664

		8,554,707

Hotels & Resorts — 5.6%
Host Hotels & Resorts, Inc.	117,970	2,108,124
LaSalle Hotel Properties	42,900	1,132,560
Pebblebrook Hotel Trust	17,100	347,472
Sunstone Hotel Investors, Inc.*	42,825	442,382

		4,030,538

Industrial — 6.2%
AMB Property Corp.	39,400	1,249,374
Digital Realty Trust, Inc.	62,250	3,208,365

		4,457,739

Office Property — 14.4%
BioMed Realty Trust, Inc.	108,625	2,025,856
Boston Properties, Inc.	42,275	3,639,877
Brandywine Realty Trust	88,900	1,035,685
Highwoods Properties, Inc.	17,900	570,115
Hudson Pacific Properties, Inc.	8,425	126,796
Mack-Cali Realty Corp.	31,625	1,045,523
SL Green Realty Corp.	27,200	1,836,272

		10,280,124

Regional Malls — 17.8%
Simon Property Group, Inc.	81,432	8,101,670
Taubman Centers, Inc.	63,650	3,213,052

	Number of Shares	Value†

Regional Malls — (continued)
The Macerich Co.	28,900	$1,368,993

		12,683,715

Storage & Warehousing — 5.0%
Extra Space Storage, Inc.	20,100	349,740
Public Storage	31,390	3,183,574

		3,533,314

Strip Centers — 5.4%
Federal Realty Investment Trust	11,725	913,729
Kimco Realty Corp.	49,225	888,019
Regency Centers Corp.	48,500	2,048,640

		3,850,388

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $58,377,655)		65,544,258

SHORT-TERM INVESTMENTS — 4.6%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,640,045	1,640,045
BlackRock Liquidity Funds TempFund - Institutional Shares	1,640,044	1,640,044

TOTAL SHORT-TERM INVESTMENTS (Cost $3,280,089)		3,280,089

TOTAL INVESTMENTS — 100.0% (Cost $63,862,213)		$71,299,849

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$2,475,502	$2,475,502	$—	$—
REAL ESTATE INVESTMENT TRUSTS	65,544,258	65,544,258	—	—
SHORT-TERM INVESTMENTS	3,280,089	3,280,089	—	—

TOTAL INVESTMENTS	$71,299,849	$71,299,849	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

AGGRESSIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 68.9%
Penn Series Index 500 Fund*	242,960	$2,208,509
Penn Series Large Cap Growth Fund*	52,715	490,780
Penn Series Large Cap Value Fund*	186,544	2,699,288
Penn Series Large Core Growth Fund*	125,455	1,226,949
Penn Series Large Core Value Fund*	210,861	1,963,119
Penn Series Large Growth Stock Fund*	47,679	736,170
Penn Series Mid Cap Growth Fund*	96,610	981,559
Penn Series Mid Cap Value Fund*	77,963	981,560
Penn Series Mid Core Value Fund*	68,481	736,170
Penn Series REIT Fund*	90,885	981,559
Penn Series Small Cap Growth Fund*	24,023	490,780
Penn Series Small Cap Index Fund*	44,294	490,780
Penn Series Small Cap Value Fund*	61,080	981,559
Penn Series SMID Cap Growth Fund*	78,462	981,559
Penn Series SMID Cap Value Fund*	78,150	981,559

TOTAL AFFILIATED EQUITY FUNDS (Cost $12,457,924)		16,931,900

AFFILIATED FIXED INCOME FUNDS — 5.0%
Penn Series Quality Bond Fund* (Cost $1,164,562)	106,137	1,226,950

AFFILIATED INTERNATIONAL EQUITY FUNDS — 26.0%
Penn Series Developed International Index Fund*	174,744	1,717,729
Penn Series Emerging Markets Equity Fund*	83,042	981,559
Penn Series International Equity Fund*	209,735	3,680,848

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $5,176,378)		6,380,136

SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity Funds TempCash - Institutional Shares	13,261	13,261
BlackRock Liquidity Funds TempFund - Institutional Shares	13,261	13,261

TOTAL SHORT-TERM INVESTMENTS (Cost $26,522)		26,522

TOTAL INVESTMENTS — 100.0% (Cost $18,825,386)		$24,565,508

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$16,931,900	$16,931,900	$—	$—
AFFILIATED FIXED INCOME FUNDS	1,226,950	1,226,950	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	6,380,136	6,380,136	—	—
SHORT-TERM INVESTMENTS	26,522	26,522	—	—

TOTAL INVESTMENTS	$24,565,508	$24,565,508	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MODERATELY AGGRESSIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 57.6%
Penn Series Index 500 Fund*	1,176,747	$10,696,634
Penn Series Large Cap Growth Fund*	127,660	1,188,515
Penn Series Large Cap Value Fund*	739,228	10,696,634
Penn Series Large Core Growth Fund*	364,575	3,565,545
Penn Series Large Core Value Fund*	893,620	8,319,604
Penn Series Large Growth Stock Fund*	230,929	3,565,544
Penn Series Mid Cap Growth Fund*	467,919	4,754,059
Penn Series Mid Cap Value Fund*	377,606	4,754,059
Penn Series Mid Core Value Fund*	331,679	3,565,545
Penn Series REIT Fund*	330,143	3,565,545
Penn Series Small Cap Growth Fund*	58,175	1,188,515
Penn Series Small Cap Index Fund*	214,533	2,377,030
Penn Series Small Cap Value Fund*	221,876	3,565,544
Penn Series SMID Cap Growth Fund*	285,016	3,565,544
Penn Series SMID Cap Value Fund*	283,881	3,565,545

TOTAL AFFILIATED EQUITY FUNDS (Cost $50,548,893)		68,933,862

AFFILIATED FIXED INCOME FUNDS — 19.8%
Penn Series High Yield Bond Fund*	280,973	2,377,030
Penn Series Limited Maturity Bond Fund*	532,012	5,942,574
Penn Series Quality Bond Fund*	1,336,565	15,450,694

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $22,433,360)		23,770,298

AFFILIATED INTERNATIONAL EQUITY FUNDS — 21.8%
Penn Series Developed International Index Fund*	725,441	7,131,089
Penn Series Emerging Markets Equity Fund*	402,205	4,754,060
Penn Series International Equity Fund*	812,660	14,262,178

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $21,261,782)		26,147,327

SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	469,894	469,894
BlackRock Liquidity Funds TempFund - Institutional Shares	469,893	469,893

TOTAL SHORT-TERM INVESTMENTS (Cost $939,787)		939,787

TOTAL INVESTMENTS — 100.0% (Cost $95,183,822)		$119,791,274

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.
Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$68,933,862	$68,933,862	$—	$—
AFFILIATED FIXED INCOME FUNDS	23,770,298	23,770,298	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	26,147,327	26,147,327	—	—
SHORT-TERM INVESTMENTS	939,787	939,787	—	—

TOTAL INVESTMENTS	$119,791,274	$119,791,274	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MODERATE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 45.0%
Penn Series Flexibly Managed Fund*	242,552	$5,993,458
Penn Series Index 500 Fund*	1,538,475	13,984,734
Penn Series Large Cap Growth Fund*	214,589	1,997,819
Penn Series Large Cap Value Fund*	828,398	11,986,915
Penn Series Large Core Growth Fund*	408,552	3,995,638
Penn Series Large Core Value Fund*	1,072,943	9,989,096
Penn Series Large Growth Stock Fund*	258,785	3,995,638
Penn Series Mid Cap Growth Fund*	589,907	5,993,458
Penn Series Mid Cap Value Fund*	476,049	5,993,458
Penn Series Mid Core Value Fund*	371,687	3,995,638
Penn Series REIT Fund*	369,966	3,995,638
Penn Series Small Cap Growth Fund*	97,789	1,997,819
Penn Series Small Cap Index Fund*	360,617	3,995,638
Penn Series Small Cap Value Fund*	248,640	3,995,638
Penn Series SMID Cap Growth Fund*	319,396	3,995,638
Penn Series SMID Cap Value Fund*	318,124	3,995,638

TOTAL AFFILIATED EQUITY FUNDS (Cost $67,709,617)		89,901,861

AFFILIATED FIXED INCOME FUNDS — 36.0%
Penn Series High Yield Bond Fund*	944,595	7,991,276
Penn Series Limited Maturity Bond Fund*	2,146,269	23,973,830
Penn Series Quality Bond Fund*	3,456,435	39,956,383

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $68,068,263)		71,921,489

AFFILIATED INTERNATIONAL EQUITY FUNDS — 16.0%
Penn Series Developed International Index Fund*	812,948	7,991,277
Penn Series Emerging Markets Equity Fund*	338,040	3,995,638
Penn Series International Equity Fund*	1,138,358	19,978,192

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $26,265,289)		31,965,107

AFFILIATED MONEY MARKET FUND — 3.0%
Penn Series Money Market Fund (Cost $5,993,505)	5,993,505	5,993,505

TOTAL INVESTMENTS — 100.0% (Cost $168,036,674)		$199,781,962

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$89,901,861	$89,901,861	$—	$—
AFFILIATED FIXED INCOME FUNDS	71,921,489	71,921,489	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	31,965,107	31,965,107	—	—
AFFILIATED MONEY MARKET FUNDS	5,993,505	5,993,505	—	—

TOTAL INVESTMENTS	$199,781,962	$199,781,962	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MODERATELY CONSERVATIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 30.9%
Penn Series Flexibly Managed Fund*	88,163	$2,178,518
Penn Series Index 500 Fund*	399,435	3,630,863
Penn Series Large Cap Value Fund*	200,739	2,904,691
Penn Series Large Core Growth Fund*	74,251	726,173
Penn Series Large Core Value Fund*	311,997	2,904,691
Penn Series Large Growth Stock Fund*	94,064	1,452,345
Penn Series Mid Cap Growth Fund*	71,474	726,173
Penn Series Mid Cap Value Fund*	115,357	1,452,345
Penn Series Mid Core Value Fund*	135,102	1,452,345
Penn Series REIT Fund*	134,476	1,452,345
Penn Series Small Cap Index Fund*	131,078	1,452,345
Penn Series SMID Cap Growth Fund*	58,047	726,173
Penn Series SMID Cap Value Fund*	115,633	1,452,345

TOTAL AFFILIATED EQUITY FUNDS (Cost $16,608,375)		22,511,352

AFFILIATED FIXED INCOME FUNDS — 53.9%
Penn Series High Yield Bond Fund*	429,180	3,630,863
Penn Series Limited Maturity Bond Fund*	1,300,220	14,523,453
Penn Series Quality Bond Fund*	1,821,713	21,059,007

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $36,922,597)		39,213,323

AFFILIATED INTERNATIONAL EQUITY FUNDS — 10.0%
Penn Series Developed International Index Fund*	221,619	2,178,518
Penn Series International Equity Fund*	289,642	5,083,209

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $5,799,620)		7,261,727

AFFILIATED MONEY MARKET FUND — 5.0%
Penn Series Money Market Fund (Cost $3,630,893)	3,630,893	3,630,893

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds TempCash - Institutional Shares	90,156	90,156
BlackRock Liquidity Funds TempFund - Institutional Shares	90,156	90,156

TOTAL SHORT-TERM INVESTMENTS (Cost $180,312)		180,312

TOTAL INVESTMENTS — 100.0% (Cost $63,141,797)		$72,797,607

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$22,511,352	$22,511,352	$—	$—
AFFILIATED FIXED INCOME FUNDS	39,213,323	39,213,323	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	7,261,727	7,261,727	—	—
AFFILIATED MONEY MARKET FUNDS	3,630,893	3,630,893	—	—
SHORT-TERM INVESTMENTS	180,312	180,312	—	—

TOTAL INVESTMENTS	72,797,607	72,797,607	—	—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

CONSERVATIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 15.9%
Penn Series Flexibly Managed Fund*	54,886	$1,356,245
Penn Series Index 500 Fund*	198,936	1,808,327
Penn Series Large Cap Value Fund*	62,485	904,163
Penn Series Large Core Value Fund*	97,117	904,163
Penn Series Large Growth Stock Fund*	58,560	904,164
Penn Series Mid Cap Growth Fund*	44,496	452,082
Penn Series Mid Cap Value Fund*	71,816	904,164

TOTAL AFFILIATED EQUITY FUNDS (Cost $5,376,452)		7,233,308

AFFILIATED FIXED INCOME FUNDS — 68.7%
Penn Series High Yield Bond Fund*	320,625	2,712,491
Penn Series Limited Maturity Bond Fund*	1,052,294	11,754,126
Penn Series Quality Bond Fund*	1,446,975	16,727,026

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $29,129,576)		31,193,643

AFFILIATED INTERNATIONAL EQUITY FUNDS — 5.0%
Penn Series Developed International Index Fund*	91,980	904,164
Penn Series International Equity Fund*	77,279	1,356,245

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,730,187)		2,260,409

AFFILIATED MONEY MARKET FUND — 10.0%
Penn Series Money Market Fund (Cost $4,520,856)	4,520,856	4,520,856

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	100,050	100,050
BlackRock Liquidity Funds TempFund - Institutional Shares	100,049	100,049

TOTAL SHORT-TERM INVESTMENTS (Cost $200,099)		200,099

TOTAL INVESTMENTS — 100.0% (Cost $40,957,170)		$45,408,315

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$7,233,308	$7,233,308	$—	$—
AFFILIATED FIXED INCOME FUNDS	31,193,643	31,193,643	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	2,260,409	2,260,409	—	—
AFFILIATED MONEY MARKET FUNDS	4,520,856	4,520,856	—	—
SHORT-TERM INVESTMENTS	200,099	200,099	—	—

TOTAL INVESTMENTS	$45,408,315	$45,408,315	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$137,546,851	$147,097,131	$403,590,972	$129,266,484
Cash	3,115,478	—	194,093	20,028
Interest, dividends and reclaims receivable	246,290	774,389	2,292,119	2,341,751
Receivable for investment securities sold	—	—	—	76,259
Receivable for capital stock sold	770,265	4,935,263	13,291,502	955,331
Net unrealized appreciation of forward foreign currency contracts	—	—	—	1,637
Other assets	8,158	5,968	16,414	5,417

Total Assets	141,687,042	152,812,751	419,385,100	132,666,907

LIABILITIES
Payable for investment securities purchased	—	—	—	313,353
Payable for capital stock redeemed	1,609,064	47,711	86,584	525,065
Payable to investment adviser	107	37,517	107,537	55,440
Payable to The Penn Mutual Life Insurance Co.	54,295	55,887	154,913	49,244
Net unrealized depreciation of forward foreign currency contracts	—	—	—	871
Cash overdraft	—	194,093	—	—
Other liabilities	35,602	30,059	78,672	40,562

Total Liabilities	1,699,068	365,267	427,706	984,535

NET ASSETS	$139,987,974	$152,447,484	$418,957,394	$131,682,372

Investments at cost	$137,546,851	$145,561,293	$395,678,223	$121,335,875

COMPONENTS OF NET ASSETS:
Paid-in Capital	$139,987,974	$150,927,409	$412,455,669	$134,410,453
Undistributed net investment income (loss)	—	—	—	(57,948)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	—	(15,763)	(1,411,024)	(10,601,688)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	1,535,838	7,912,749	7,931,555

NET ASSETS	$139,987,974	$152,447,484	$418,957,394	$131,682,372

Shares outstanding, $0.10 par value, 500 million shares authorized	139,973,047

Shares outstanding, $0.10 par value, 250 million shares authorized			36,239,071	15,572,101

Shares outstanding, $0.0001 par value, 250 million shares authorized		13,651,450

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$11.17	$11.56	$8.46

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

ASSETS
Investments of affiliated issuers at value	$—	$63,910,724	$—	$—
Investments of unaffiliated issuers at value	1,602,674,475	183,285	175,569,579	34,268,137
Cash	10,444	—	—	—
Interest, dividends and reclaims receivable	3,444,801	1	97,090	9,479
Receivable for investment securities sold	4,972,640	1,863,854	168,651	—
Receivable for capital stock sold	222,387	227,810	17,909	5,969
Other assets	64,435	2,865	6,930	1,386

Total Assets	1,611,389,182	66,188,539	175,860,159	34,284,971

LIABILITIES
Call options written, at value	10,865,247	—	—	—
Payable for investment securities purchased	13,782,751	1,851,854	—	191,191
Payable for capital stock redeemed	2,013,254	226	1,289,003	507,472
Payable to investment adviser	793,086	—	93,184	15,638
Payable to The Penn Mutual Life Insurance Co.	568,254	14,487	63,434	16,071
Other liabilities	262,716	11,465	42,281	12,618

Total Liabilities	28,285,308	1,878,032	1,487,902	742,990

NET ASSETS	$1,583,103,874	$64,310,507	$174,372,257	$33,541,981

Investments of affiliated issuers at cost	—	55,820,490	—	—
Investments of unaffiliated issuers at cost	1,394,128,086	183,285	130,074,571	28,286,310
Call options written, premiums received	7,528,779	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$1,441,798,899	$61,736,539	$161,929,726	$32,454,465
Undistributed net investment income (loss)	(36,234)	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(63,868,712)	(5,516,266)	(33,052,477)	(4,894,311)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	205,209,921	8,090,234	45,495,008	5,981,827

NET ASSETS	$1,583,103,874	$64,310,507	$174,372,257	$33,541,981

Shares outstanding, $0.10 par value, 250 million shares authorized	64,063,765		11,292,514

Shares outstanding, $0.0001 par value, 250 million shares authorized		5,954,726		3,603,824

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$24.71	$10.80	$15.44	$9.31

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$123,846,539	$169,087,255	$165,186,858	$293,767,411
Interest, dividends and reclaims receivable	94,890	150,950	261,551	320,033
Receivable for investment securities sold	9,404,177	2,279,988	—	8,466,153
Receivable for capital stock sold	17,908	3,653,517	69,824	53,722
Other assets	5,790	6,971	7,212	14,881

Total Assets	133,369,304	175,178,681	165,525,445	302,622,200

LIABILITIES
Obligation to return securities lending collateral	—	—	—	28,477,078
Payable for investment securities purchased	—	182,406	—	—
Payable for capital stock redeemed	10,086,595	6,893,250	6,378,533	10,248,490
Future variation margin payable	—	—	—	7,108
Payable to investment adviser	63,316	85,560	63,458	16,053
Payable to The Penn Mutual Life Insurance Co.	48,599	61,211	59,658	90,111
Other liabilities	17,344	38,738	38,439	59,678

Total Liabilities	10,215,854	7,261,165	6,540,088	38,898,518

NET ASSETS	$123,153,450	$167,917,516	$158,985,357	$263,723,682

Investments at cost	93,280,205	146,269,589	134,166,443	274,570,760

COMPONENTS OF NET ASSETS:
Paid-in Capital	$132,278,365	$186,774,509	$168,334,164	$267,984,255
Undistributed net investment income (loss)	—	(44,865)	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(39,691,249)	(41,629,794)	(40,369,222)	(23,450,982)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	30,566,334	22,817,666	31,020,415	19,190,409

NET ASSETS	$123,153,450	$167,917,516	$158,985,357	$263,723,682

Shares outstanding, $0.10 par value, 250 million shares authorized		11,606,888

Shares outstanding, $0.0001 par value, 250 million shares authorized	12,586,555		17,078,370	29,019,334

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.78	$14.47	$9.31	$9.09

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$135,607,046	$146,624,886	$64,995,766	$26,023,839
Interest, dividends and reclaims receivable	24,864	102,753	38,064	4,609
Receivable for investment securities sold	656,113	—	138,453	5,084
Receivable for capital stock sold	23,877	23,877	17,908	17,907
Other assets	4,088	4,716	2,073	934

Total Assets	136,315,988	146,756,232	65,192,264	26,052,373

LIABILITIES
Obligation to return securities lending collateral	25,632,036	23,780,126	10,778,978	—
Payable for investment securities purchased	331,031	—	260,866	31,032
Payable for capital stock redeemed	3,173,645	3,618,626	1,358,921	725,542
Payable to investment adviser	64,496	56,107	32,306	13,767
Payable to The Penn Mutual Life Insurance Co.	37,985	43,284	18,890	8,802
Other liabilities	12,840	27,018	19,589	9,834

Total Liabilities	29,252,033	27,525,161	12,469,550	788,977

NET ASSETS	$107,063,955	$119,231,071	$52,722,714	$25,263,396

Investments at cost	103,084,860	120,396,952	53,957,866	20,071,314

COMPONENTS OF NET ASSETS:
Paid-in Capital	$89,053,387	$107,773,912	$53,164,807	$19,568,566
Undistributed net investment income (loss)	—	—	13,934	810
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(14,511,618)	(14,770,775)	(11,493,927)	(258,505)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	32,522,186	26,227,934	11,037,900	5,952,525

NET ASSETS	$107,063,955	$119,231,071	$52,722,714	$25,263,396

Shares outstanding, $0.0001 par value, 250 million shares authorized	10,538,810	9,467,570	4,904,945	2,018,828

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.16	$12.59	$10.75	$12.51

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments at value	$27,771,903	$117,223,076	$196,352,526	$30,271,345
Interest, dividends and reclaims receivable	25,565	27,961	268,858	28,434
Receivable for investment securities sold	20,361	162,278	117,396	510,018
Receivable from investment adviser	—	—	—	5,441
Receivable for capital stock sold	17,907	5,969	17,907	11,938
Other assets	969	3,734	6,588	966

Total Assets	27,836,705	117,423,018	196,763,275	30,828,142

LIABILITIES
Obligation to return securities lending collateral	—	27,668,481	30,504,282	5,446,711
Payable for investment securities purchased	122,755	907,284	285,864	7,698
Payable for capital stock redeemed	911,686	561,251	2,403,131	1,376,963
Future variation margin payable	—	—	—	1,530
Payable to investment adviser	17,858	54,717	118,100	—
Payable to The Penn Mutual Life Insurance Co.	9,300	31,194	58,317	8,587
Other liabilities	9,269	15,594	40,079	36,522

Total Liabilities	1,070,868	29,238,521	33,409,773	6,878,011

NET ASSETS	$26,765,837	$88,184,497	$163,353,502	$23,950,131

Investments at cost	21,289,215	101,007,485	168,220,491	23,946,963

COMPONENTS OF NET ASSETS:
Paid-in Capital	$20,314,544	$82,261,805	$153,396,725	$17,928,742
Undistributed net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(31,395)	(10,292,899)	(18,175,258)	(300,947)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	6,482,688	16,215,591	28,132,035	6,322,336

NET ASSETS	$26,765,837	$88,184,497	$163,353,502	$23,950,131

Shares outstanding, $0.10 par value, 250 million shares authorized		4,315,472	10,167,079

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,131,245			2,161,015

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.56	$20.43	$16.07	$11.08

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	REIT Fund

ASSETS
Investments at value	$55,209,759	$326,915,212	$141,345,912	$71,299,849
Foreign currency, at value	205,214	—	456,232	—
Cash	—	1	—	—
Segregated cash for futures contracts	427,501	—	—	—
Interest, dividends and reclaims receivable	80,621	524,329	67,398	228,841
Receivable for investment securities sold	—	194,934	319,693	22,362
Receivable from investment adviser	8,265	—	—	—
Receivable for capital stock sold	324,384	5,287,253	537,186	328,736
Futures variation margin receivable	181,103	—	—	—
Net unrealized appreciation of forward foreign currency contracts	—	748,567	248	—
Other assets	2,055	13,273	5,175	2,750

Total Assets	56,438,902	333,683,569	142,731,844	71,882,538

LIABILITIES
Obligation to return securities lending collateral	63,900	9,713,099	—	—
Payable for investment securities purchased	152	—	469,466	—
Payable for capital stock redeemed	513,797	56,766	29,306	3,382,387
Payable to investment adviser	—	223,084	105,045	41,301
Payable to The Penn Mutual Life Insurance Co.	20,046	116,855	51,023	26,134
Deferred Indian capital gains tax	—	—	115,408	—
Net unrealized depreciation of forward foreign currency contracts	—	3,365,281	65	—
Other liabilities	40,957	100,970	109,005	13,139

Total Liabilities	638,852	13,576,055	879,318	3,462,961

NET ASSETS	$55,800,050	$320,107,514	$141,852,526	$68,419,577

Investments at cost	48,742,159	260,023,556	107,724,549	63,862,213
Foreign currency at cost	194,536	—	457,222	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$49,631,467	$342,453,480	$120,523,063	$70,058,068
Undistributed net investment income (loss)	(101,509)	(4,807,169)	(115,310)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(277,555)	(81,843,572)	(12,060,368)	(9,076,127)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	6,547,647	64,304,775	33,505,141	7,437,636

NET ASSETS	$55,800,050	$320,107,514	$141,852,526	$68,419,577

Shares outstanding, $0.10 par value, 250 million shares authorized		18,243,958

Shares outstanding, $0.0001 par value, 250 million shares authorized	5,678,555		12,003,905	6,335,520

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.83	$17.55	$11.82	$10.80

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$24,538,986	$118,851,487	$199,781,962	$72,617,295
Investments of unaffiliated issuers at value	26,522	939,787	—	180,312
Interest, dividends and reclaims receivable	7	30	34	8
Receivable for investment securities sold	881,505	3,596,611	7,160,557	2,373,213
Receivable for capital stock sold	—	153,645	—	77,227
Other assets	846	3,893	6,753	2,647

Total Assets	25,447,866	123,545,453	206,949,306	75,250,702

LIABILITIES
Payable for investment securities purchased	880,459	4,193,522	6,776,997	2,368,339
Payable for capital stock redeemed	295,535	2	98,801	25
Payable to investment adviser	1,811	11,077	16,643	6,028
Payable to The Penn Mutual Life Insurance Co.	8,502	41,269	71,237	26,363
Cash overdraft	—	—	227,739	—
Other liabilities	5,070	15,583	26,004	11,128

Total Liabilities	1,191,377	4,261,453	7,217,421	2,411,883

NET ASSETS	$24,256,489	$119,284,000	$199,731,885	$72,838,819

Investments of affiliated issuers at cost	18,798,864	94,244,035	168,036,674	62,961,485
Investments of unaffiliated issuers at cost	26,522	939,787	—	180,312

COMPONENTS OF NET ASSETS:
Paid-in Capital	$18,759,751	$96,266,219	$169,039,592	$63,862,953
Undistributed net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(243,384)	(1,589,671)	(1,052,995)	(679,944)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	5,740,122	24,607,452	31,745,288	9,655,810

NET ASSETS	$24,256,489	$119,284,000	$199,731,885	$72,838,819

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,334,919	10,715,737	18,609,159	6,829,348

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.39	$11.13	$10.73	$10.67

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$45,208,216
Investments of unaffiliated issuers at value	200,099
Interest, dividends and reclaims receivable	4
Receivable for investment securities sold	1,692,912
Receivable for capital stock sold	144,861
Other assets	1,780

Total Assets	47,247,872

LIABILITIES
Payable for investment securities purchased	1,691,154
Payable to investment adviser	3,540
Payable to The Penn Mutual Life Insurance Co.	17,050
Other liabilities	8,132

Total Liabilities	1,719,876

NET ASSETS	$45,527,996

Investments of affiliated issuers at cost	40,757,071
Investments of unaffiliated issuers at cost	200,099

COMPONENTS OF NET ASSETS:
Paid-in Capital	$41,460,960
Undistributed net investment income (loss)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(384,109)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	4,451,145

NET ASSETS	$45,527,996

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,252,013

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.71

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

INVESTMENT INCOME:
Dividends	$22,033	$21,504	$108,306	$189,182
Interest	525,617	2,737,430	11,309,793	9,904,630
Income from securities lending	—	403	1,644	—

Total Investment Income	547,650	2,759,337	11,419,743	10,093,812

EXPENSES
Investment advisory fees	294,160	386,866	1,171,588	588,761
Administration fees	244,160	193,433	560,794	176,628
Accounting fees	101,387	84,478	192,159	78,876
Director fees and expenses	6,755	4,785	13,472	4,529
Custodian fees and expenses	27,516	15,975	41,601	37,490
Pricing fees	11,696	9,619	16,546	55,669
Professional fees	28,468	23,229	66,354	23,038
Printing fees	17,931	13,684	39,269	13,396
Other expenses	34,942	19,813	56,043	18,814

Total Expenses	767,015	751,882	2,157,826	997,201
Less: Waivers and reimbursement from advisor	234,908	—	—	—
Less: Waivers and reimbursement from administrator	721	—	—	—

Net Expenses	531,386	751,882	2,157,826	997,201

Net Investment Income (Loss)	16,264	2,007,455	9,261,917	9,096,611

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	5,493	203,067	3,070,623	3,354,127
Net realized foreign currency exchange gain (loss)	—	—	—	(21,739)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	—	2,112,543	8,167,545	3,174,665

Net Gain (Loss) on Investment Securities and Foreign Currency	5,493	2,315,610	11,238,168	6,507,053

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,757	$4,323,065	$20,500,085	$15,603,664

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

INVESTMENT INCOME:
Dividends	$20,403,146	$200	$1,164,561	$255,896
Interest	12,974,283	—	—	633
Income from securities lending	4,034	—	576	214
Foreign tax withheld	(28,564)	—	(14,052)	(1,750)

Total Investment Income	33,352,899	200	1,151,085	254,993

EXPENSES
Investment advisory fees	8,351,715	—	956,361	163,715
Administration fees	2,087,929	91,319	226,590	58,152
Accounting fees	418,390	12,001	95,530	27,499
Director fees and expenses	54,927	2,476	5,941	1,177
Custodian fees and expenses	186,266	6,961	44,695	26,815
Pricing fees	30,281	2,980	21,481	4,703
Professional fees	274,872	12,176	29,782	5,986
Printing fees	161,776	7,245	17,464	3,453
Other expenses	229,535	11,848	25,322	6,164

Total Expenses	11,795,691	147,006	1,423,166	297,664
Less: Waivers and reimbursement from administrator	—	36,499	—	—
Less: Fees paid indirectly	11,735	—	1,736	12,524

Net Expenses	11,783,956	110,507	1,421,430	285,140

Net investment income (loss)	21,568,943	(110,307)	(270,345)	(30,147)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	112,646,543	(367,151)	5,944,362	2,996,000
Net realized gain (loss) on options	2,856,743	—	—	—
Net realized foreign currency exchange gain (loss)	13,905	—	11,432	—
Capital gain distributions received from other investment companies	—	3	15	12
Change in net unrealized appreciation (depreciation) of investments and foreign currency	53,774,126	7,214,650	19,395,772	958,535
Net change in unrealized appreciation (depreciation) of written options	(3,074,824)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	166,216,493	6,847,502	25,351,581	3,954,547

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$187,785,436	$6,737,195	$25,081,236	$3,924,400

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

INVESTMENT INCOME:
Dividends	$823,771	$2,662,382	$3,205,262	$5,021,065
Interest	—	—	—	550
Income from securities lending	655	1,044	481	23,215
Foreign tax withheld	(2,633)	(26,434)	(23,711)	—

Total Investment Income	821,793	2,636,992	3,182,032	5,044,830

EXPENSES
Investment advisory fees	692,230	902,869	705,812	173,867
Administration fees	185,419	225,717	230,156	372,572
Accounting fees	81,806	95,239	96,719	144,190
Director fees and expenses	5,065	6,007	6,260	10,120
Custodian fees and expenses	24,426	34,097	24,791	41,957
Pricing fees	3,687	6,259	4,050	10,533
Professional fees	24,887	29,941	31,054	50,021
Printing fees	14,770	17,615	18,359	29,531
Other expenses	22,865	26,111	27,227	62,960

Total Expenses	1,055,155	1,343,855	1,144,428	895,751
Less: Waivers and reimbursement from advisor	173,522	—	206,004	—
Less: Waivers and reimbursement from administrator	—	—	—	26,437
Less: Fees paid indirectly	48,373	—	—	—

Net Expenses	833,260	1,343,855	938,424	869,314

Net investment income (loss)	(11,467)	1,293,137	2,243,608	4,175,516

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	7,899,548	13,458,729	1,150,499	(3,923,342)
Net realized gain (loss) on futures contracts	—	—	—	639,149
Capital gain distributions received from other investment companies	2	87	49	53
Change in net unrealized appreciation (depreciation) of investments and foreign currency	12,245,011	7,506,959	12,391,340	34,617,010
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(36,434)

Net Gain (Loss) on Investment Securities and Foreign Currency	20,144,561	20,965,775	13,541,888	31,296,436

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,133,094	$22,258,912	$15,785,496	$35,471,952

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

INVESTMENT INCOME:
Dividends	$729,707	$1,589,945	$704,235	$125,454
Interest	1,346	—	—	—
Income from securities lending	21,121	14,490	10,615	—
Foreign tax withheld	(7,657)	(11,771)	(557)	(2,734)

Total Investment Income	744,517	1,592,664	714,293	122,720

EXPENSES
Investment advisory fees	626,617	566,062	323,487	153,370
Administration fees	135,529	154,381	67,393	30,674
Accounting fees	62,497	71,071	31,410	27,499
Director fees and expenses	3,519	4,021	1,754	837
Custodian fees and expenses	18,581	19,308	45,973	23,366
Pricing fees	5,275	5,092	5,348	4,163
Professional fees	17,524	20,283	8,911	4,294
Printing fees	10,368	11,878	5,191	2,459
Other expenses	15,442	17,036	8,507	4,079

Total Expenses	895,352	869,132	497,974	250,741
Less: Waivers and reimbursement from advisor	—	—	—	36,023
Less: Waivers and reimbursement from administrator	185	—	—	—
Less: Fees paid indirectly	24,880	5,804	2,904	17,557

Net Expenses	870,287	863,328	495,070	197,161

Net investment income (loss)	(125,770)	729,336	219,223	(74,441)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	8,515,474	4,191,166	5,974,945	2,426,061
Net realized foreign currency exchange gain (loss)	—	—	—	—
Capital gain distributions received from other investment companies	25	12	29	22
Change in net unrealized appreciation (depreciation) of investments and foreign currency	14,043,881	19,822,151	4,414,789	2,752,256

Net Gain (Loss) on Investment Securities and Foreign Currency	22,559,380	24,013,329	10,389,763	5,178,339

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,433,610	$24,742,665	$10,608,986	$5,103,898

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

INVESTMENT INCOME:
Dividends	$290,968	$308,894	$2,644,175	$261,972
Interest	—	—	—	120
Income from securities lending	—	171,115	127,063	39,228
Foreign tax withheld	(1,989)	—	—	(16)

Total Investment Income	288,979	480,009	2,771,238	301,304

EXPENSES
Investment advisory fees	202,534	595,098	1,210,427	62,617
Administration fees	31,979	119,485	213,605	31,308
Accounting fees	27,499	55,760	91,202	27,499
Director fees and expenses	850	3,228	5,651	878
Custodian fees and expenses	11,819	40,707	44,188	107,329
Pricing fees	4,598	5,540	7,415	31,345
Professional fees	4,369	16,017	28,031	4,388
Printing fees	2,494	9,495	16,614	2,563
Other expenses	4,145	14,250	24,674	4,371

Total Expenses	290,287	859,580	1,641,807	272,298
Less: Waivers and reimbursement from advisor	47,247	—	4,170	157,501
Less: Fees paid indirectly	1,279	17,228	—	—

Net Expenses	241,761	842,352	1,637,637	114,797

Net investment income (loss)	47,218	(362,343)	1,133,601	186,507

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	2,451,971	8,220,100	11,503,583	336,404
Net realized gain (loss) on futures contracts	—	—	—	178,779
Capital gain distributions received from other investment companies	20	10	36	18
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,040,901	6,233,181	22,220,633	5,406,721
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(34,387)

Net Gain (Loss) on Investment Securities and Foreign Currency	5,492,892	14,453,291	33,724,252	5,887,535

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,540,110	$14,090,948	$34,857,853	$6,074,042

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	REIT Fund

INVESTMENT INCOME:
Dividends	$1,401,587	$8,974,536	$2,338,812	$1,360,696
Interest	735	4,253	326	—
Income from securities lending	1	8,812	60	396
Foreign tax withheld	(103,916)	(375,179)	(242,868)	(5,408)

Total Investment Income	1,298,407	8,612,422	2,096,330	1,355,684

EXPENSES
Investment advisory fees	136,380	2,434,074	1,355,435	423,184
Administration fees	68,190	429,542	172,301	90,682
Accounting fees	48,001	191,817	88,869	42,319
Director fees and expenses	1,718	11,330	4,372	2,242
Custodian fees and expenses	94,732	299,422	636,453	18,875
Pricing fees	180,692	30,421	52,479	4,338
Professional fees	8,918	71,948	41,664	11,602
Printing fees	5,115	33,259	12,876	6,735
Other expenses	7,032	47,974	17,817	9,680

Total Expenses	550,778	3,549,787	2,382,266	609,657
Less: Waivers and reimbursement from advisor	282,565	—	523,446	—
Less: Fees paid indirectly	—	—	—	13,165

Net Expenses	268,213	3,549,787	1,858,820	596,492

Net Investment Income (Loss)	1,030,194	5,062,635	237,510	759,192

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	(167,617)	(4,210,382)	9,072,688	13,984,274
Net realized gain (loss) on futures contracts	57,098	—	—	—
Net realized foreign currency exchange gain (loss)	(16,761)	1,668,497	(146,380)	—
Capital gain distributions received from other investment companies	46	259	181	15
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,128,771	28,353,680	11,949,894	(1,221,615)
Change in net unrealized appreciation (depreciation) of futures contracts	67,734	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	3,069,271	25,812,054	20,876,383	12,762,674

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,099,465	$30,874,689	$21,113,893	$13,521,866

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

INVESTMENT INCOME:
Dividends	$53	$560	$1,164	$759
Interest	—	—	13	3
Income from securities lending	—	—	—	—

Total Investment Income	53	560	1,177	762

EXPENSES
Investment advisory fees	19,023	93,718	155,187	59,049
Administration fees	28,535	132,608	229,406	88,573
Accounting fees	12,001	12,001	15,261	12,001
Director fees and expenses	681	3,088	5,262	2,122
Custodian fees and expenses	3,755	10,437	16,925	7,398
Pricing fees	3,202	3,249	3,219	3,127
Professional fees	3,608	16,450	28,342	11,264
Printing fees	2,067	9,357	16,086	6,405
Other expenses	3,190	10,829	17,124	7,894

Total Expenses	76,062	291,737	486,812	197,833
Less: Waivers and reimbursement from advisor	13,439	—	—	3,741

Net Expenses	62,623	291,737	486,812	194,092

Net investment loss	(62,570)	(291,177)	(485,635)	(193,330)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	(86,408)	(106,028)	248,459	425,633
Capital gain distributions received from other investment companies	—	15	13	3
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,191,293	13,775,112	19,873,128	5,356,680

Net Gain (Loss) on Investment Securities and Foreign Currency	3,104,885	13,669,099	20,121,600	5,782,316

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,042,315	$13,377,922	$19,635,965	$5,588,986

	Conservative Allocation Fund

INVESTMENT INCOME:
Dividends	$750
Interest	—
Income from securities lending	—

Total Investment Income	750

EXPENSES
Investment advisory fees	39,160
Administration fees	58,739
Accounting fees	12,001
Director fees and expenses	1,432
Custodian fees and expenses	5,273
Pricing fees	3,174
Professional fees	7,486
Printing fees	4,254
Other expenses	5,787

Total Expenses	137,306
Less: Waivers and reimbursement from advisor	8,080

Net Expenses	129,226

Net investment loss	(128,476)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	244,279
Capital gain distributions received from other investment companies	2
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,616,179

Net Gain (Loss) on Investment Securities and Foreign Currency	2,860,460

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,731,984

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund		Limited Maturity Bond Fund
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,264	$995,463	$2,007,455	$2,000,238
Net realized gain (loss) from investment transactions	5,493	7,007	203,067	790,480
Net realized foreign exchange gain (loss)	—	—	—	(198,827)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	2,112,543	(899,053)

Net Increase (Decrease) in Net Assets Resulting from Operations	21,757	1,002,470	4,323,065	1,692,838

Distributions from:
Net investment income	(16,264)	(995,463)	—	—

Total Distributions	(16,264)	(995,463)	—	—

Capital Share Transactions (1):
Shares issued	97,058,138	89,878,174	65,946,384	57,598,395
Shares issued in lieu of cash distributions	16,264	995,463	—	—
Shares redeemed	(125,591,607)	(136,353,939)	(29,323,452)	(23,449,526)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(28,517,205)	(45,480,302)	36,622,932	34,148,869

Total Increase (Decrease)	(28,511,712)	(45,473,295)	40,945,997	35,841,707

Net Assets:
Beginning of period	168,499,686	213,972,981	111,501,487	75,659,780

End of Period	$139,987,974	$168,499,686	$152,447,484	$111,501,487

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	97,058,138	89,878,174	5,943,752	5,403,381
Shares issued in lieu of cash distributions	16,264	995,463	—	—
Shares redeemed	(125,591,607)	(136,353,939)	(2,651,524)	(2,204,640)

	(28,517,205)	(45,480,302)	3,292,228	3,198,741

	Quality Bond Fund		High Yield Bond Fund
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,261,917	$8,877,900	$9,096,611	$7,115,796
Net realized gain (loss) from investment transactions	3,070,623	2,388,977	3,354,127	(3,524,930)
Net realized foreign exchange gain (loss)	—	(162,748)	(21,739)	71,460
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	8,167,545	3,509,886	3,174,665	25,972,526

Net Increase (Decrease) in Net Assets Resulting from Operations	20,500,085	14,614,015	15,603,664	29,634,852

Distributions from:
Net investment income	—	(43,685)	—	—
Net short-term gains	—	(2,064,299)	—	—

Total Distributions	—	(2,107,984)	—	—

Capital Share Transactions (1):
Shares issued	(128,867,798)	129,551,561	34,445,432	29,422,586
Shares issued in lieu of cash distributions	—	2,107,984	—	—
Shares redeemed	(58,134,875)	(38,171,129)	(21,940,511)	(13,478,636)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	70,732,923	93,488,416	12,504,921	15,943,950

Total Increase (Decrease)	91,233,008	105,994,447	28,108,585	45,578,802

Net Assets:
Beginning of period	327,724,386	221,729,939	103,573,787	57,994,985

End of Period	$418,957,394	$327,724,386	$131,682,372	$103,573,787

Undistributed net investment income (loss)	$—	$—	$(57,948)	$(54,573)

(1) Shares Issued and Redeemed:
Shares issued	11,278,646	12,067,766	4,385,389	4,727,472
Shares issued in lieu of cash distributions	—	193,039	—	—
Shares redeemed	(5,098,094)	(3,600,027)	(2,786,178)	(2,227,747)

	6,180,552	8,660,778	1,599,211	2,499,725

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Flexibly Managed Fund		Balanced Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$21,568,943	$23,699,425	$(110,307)	$(90,744)
Net realized gain (loss) from investment transactions	112,646,543	(56,781,890)	(367,151)	(3,817,868)
Net realized gain (loss) on written options	2,856,743	(1,920,465)	—	—
Net realized foreign exchange gain (loss)	13,905	(4,353)	—	—
Capital gain distributions received from affiliated funds	—	—	—	160,297
Capital gain distributions received from other investment companies	—	—	3	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	53,774,126	339,528,080	7,214,650	12,657,083
Net change in unrealized appreciation (depreciation) of written options	(3,074,824)	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	187,785,436	304,520,797	6,737,195	8,908,768

Distributions from:
Net investment income	—	(171,067)	—	—

Total Distributions	—	(171,067)	—	—

Capital Share Transactions (1):
Shares issued	191,850,578	144,285,626	6,395,754	5,931,184
Shares issued in lieu of cash distributions	—	171,067	—	—
Shares redeemed	(83,434,149)	(110,411,240)	(8,936,936)	(11,147,892)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	108,416,429	34,045,453	(2,541,182)	(5,216,708)

Total Increase (Decrease)	296,201,865	338,395,183	4,196,013	3,692,060

Net Assets:
Beginning of period	1,286,902,009	948,506,826	60,114,494	56,422,434

End of Period	$1,583,103,874	$1,286,902,009	$64,310,507	$60,114,494

Undistributed net investment income (loss)	$(36,234)	$(208,428)	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	8,444,858	7,731,228	636,140	674,700
Shares issued in lieu of cash distributions	—	8,357	—	—
Shares redeemed	(3,709,453)	(6,512,017)	(895,408)	(1,346,217)

	4,735,405	1,227,568	(259,268)	(671,517)

	Large Growth Stock Fund		Large Cap Growth Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(270,345)	$22,814	$(30,147)	$49,125
Net realized gain (loss) from investment transactions	5,944,362	(11,223,987)	2,996,000	(1,998,481)
Net realized gain (loss) on written options	—	—	—	—
Net realized foreign exchange gain (loss)	11,432	(8,751)	—	—
Capital gain distributions received from other investment companies	15	—	12	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	19,395,772	53,354,222	958,535	9,469,017

Net Increase (Decrease) in Net Assets Resulting from Operations	25,081,236	42,144,298	3,924,400	7,519,661

Distributions from:
Net investment income	—	(11,926)	—	—

Total Distributions	—	(11,926)	—	—

Capital Share Transactions (1):
Shares issued	24,681,405	27,367,200	8,976,330	11,555,451
Shares issued in lieu of cash distributions	—	11,926	—	—
Shares redeemed	(18,557,490)	(16,196,234)	(7,229,003)	(8,742,045)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,123,915	11,182,892	1,747,327	2,813,406

Total Increase (Decrease)	31,205,151	53,315,264	5,671,727	10,333,067

Net Assets:
Beginning of period	143,167,106	89,851,842	27,870,254	17,537,187

End of Period	$174,372,257	$143,167,106	$33,541,981	$27,870,254

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	1,835,473	2,631,614	1,105,054	1,716,867
Shares issued in lieu of cash distributions	—	1,001	—	—
Shares redeemed	(1,373,033)	(1,512,659)	(867,689)	(1,265,182)

	462,440	1,119,956	237,365	451,685

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Core Growth Fund		Large Cap Value Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(11,467)	$545,167	$1,293,137	$1,841,230
Net realized gain (loss) from investment transactions	7,899,548	(18,070,344)	13,458,729	(5,858,991)
Net realized gain (loss) on written options	—	—	—	56,536
Net realized foreign exchange gain (loss)	—	—	—	(6,751)
Capital gain distributions received from other investment companies	2	—	87	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	12,245,011	51,776,488	7,506,959	38,899,864

Net Increase (Decrease) in Net Assets Resulting from Operations	20,133,094	34,251,311	22,258,912	34,931,888

Distributions from:
Net investment income	—	(52,002)	—	—

Total Distributions	—	(52,002)	—	—

Capital Share Transactions (1):
Shares issued	12,669,103	17,391,585	27,441,423	20,524,497
Shares issued in lieu of cash distributions	—	52,002	—	—
Shares redeemed	(36,158,332)	(25,229,517)	(24,820,797)	(19,034,064)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(23,489,229)	(7,785,930)	2,620,626	1,490,433

Total Increase (Decrease)	(3,356,135)	26,413,379	24,879,538	36,422,321

Net Assets:
Beginning of period	126,509,585	100,096,206	143,037,978	106,615,657

End of Period	$123,153,450	$126,509,585	$167,917,516	$143,037,978

Undistributed net investment income (loss)	$—	$—	$(44,865)	$(10,414)

(1) Shares Issued and Redeemed:
Shares issued	1,514,417	2,594,450	2,123,326	1,913,238
Shares issued in lieu of cash distributions	—	6,780	—	—
Shares redeemed	(4,098,011)	(3,732,835)	(1,868,203)	(1,872,078)

	(2,583,594)	(1,131,605)	255,123	41,160

	Large Core Value Fund		Index 500 Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,243,608	$2,431,661	$4,175,516	$4,157,561
Net realized gain (loss) from investment transactions	1,150,499	(25,020,442)	(3,923,342)	(5,766,063)
Net realized gain (loss) on futures contracts	—	—	639,149	938,236
Capital gain distributions received from other investment companies	49	—	53	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	12,391,340	45,755,732	34,580,576	53,396,611

Net Increase (Decrease) in Net Assets Resulting from Operations	15,785,496	23,166,951	35,471,952	52,726,345

Capital Share Transactions (1):
Shares issued	22,938,606	33,889,272	48,828,100	44,948,574
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(29,711,446)	(21,250,197)	(69,860,297)	(43,468,848)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,772,840)	12,639,075	(21,032,197)	1,479,726

Total Increase (Decrease)	9,012,656	35,806,026	14,439,755	54,206,071

Net Assets:
Beginning of period	149,972,701	114,166,675	249,283,927	195,077,856

End of Period	$158,985,357	$149,972,701	$263,723,682	$249,283,927

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	2,712,156	4,949,595	6,099,033	7,067,319
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(3,432,650)	(2,957,920)	(8,570,455)	(6,651,966)

	(720,494)	1,991,675	(2,471,422)	415,353

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Mid Cap Growth Fund		Mid Cap Value Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(125,770)	$(150,083)	$729,336	$495,855
Net realized gain (loss) from investment transactions	8,515,474	(5,016,328)	4,191,166	(13,575,788)
Capital gain distributions received from other investment companies	25	—	12	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	14,043,881	32,365,656	19,822,151	42,011,465

Net Increase (Decrease) in Net Assets Resulting from Operations	22,433,610	27,199,245	24,742,665	28,931,532

Capital Share Transactions (1):
Shares issued	21,459,771	14,266,003	19,915,446	16,261,843
Shares redeemed	(19,723,988)	(16,317,822)	(18,088,612)	(13,039,084)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,735,783	(2,051,819)	1,826,834	3,222,759

Total Increase (Decrease)	24,169,393	25,147,426	26,569,499	32,154,291

Net Assets:
Beginning of period	82,894,562	57,747,136	92,661,572	60,507,281

End of Period	$107,063,955	$82,894,562	$119,231,071	$92,661,572

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	2,509,581	2,295,270	1,852,313	2,058,714
Shares redeemed	(2,317,323)	(2,599,500)	(1,639,207)	(1,688,705)

	192,258	(304,230)	213,106	370,009

	Mid Core Value Fund		SMID Cap Growth Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$219,223	$142,891	$(74,441)	$(48,944)
Net realized gain (loss) from investment transactions	5,974,945	(12,256,648)	2,426,061	69,154
Capital gain distributions received from other investment companies	29	—	22	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	4,414,789	20,619,735	2,752,256	4,828,887

Net Increase (Decrease) in Net Assets Resulting from Operations	10,608,986	8,505,978	5,103,898	4,849,097

Capital Share Transactions (1):
Shares issued	9,094,291	10,505,017	14,123,022	15,394,931
Shares redeemed	(7,488,639)	(8,397,644)	(15,769,979)	(2,687,708)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,605,652	2,107,373	(1,646,957)	12,707,223

Total Increase (Decrease)	12,214,638	10,613,351	3,456,941	17,556,320

Net Assets:
Beginning of period	40,508,076	29,894,725	21,806,455	4,250,135

End of Period	$52,722,714	$40,508,076	$25,263,396	$21,806,455

Undistributed net investment income (loss)	$13,934	$—	$810	$—

(1) Shares Issued and Redeemed:
Shares issued	986,635	1,486,885	1,316,188	1,854,427
Shares redeemed	(807,490)	(1,160,114)	(1,474,897)	(329,958)

	179,145	326,771	(158,709)	1,524,469

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	SMID Cap Value Fund		Small Cap Growth Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$47,218	$34,946	$(362,343)	$(413,710)
Net realized gain (loss) from investment transactions	2,451,971	111,872	8,220,100	3,411,899
Capital gain distributions received from other investment companies	20	—	10	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	3,040,901	4,799,238	6,233,181	25,191,317

Net Increase (Decrease) in Net Assets Resulting from Operations	5,540,110	4,946,056	14,090,948	28,189,506

Capital Share Transactions (1):
Shares issued	13,512,215	13,614,207	15,212,898	13,677,627
Shares redeemed	(13,428,266)	(2,170,933)	(17,299,012)	(13,695,757)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	83,949	11,443,274	(2,086,114)	(18,130)

Total Increase (Decrease)	5,624,059	16,389,330	12,004,834	28,171,376

Net Assets:
Beginning of period	21,141,778	4,752,448	76,179,663	48,008,287

End of Period	$26,765,837	$21,141,778	$88,184,497	$76,179,663

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	1,236,790	1,709,964	834,174	1,007,579
Shares redeemed	(1,240,783)	(273,546)	(960,891)	(1,006,346)

	(3,993)	1,436,418	(126,717)	1,233

	Small Cap Value Fund		Small Cap Index Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,133,601	$974,874	$186,507	$124,268
Net realized gain (loss) from investment transactions	11,503,583	(13,847,185)	336,404	(406,536)
Net realized gain (loss) on futures contracts	—	—	178,779	92,629
Capital gain distributions received from other investment companies	36	—	18	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	22,220,633	42,089,320	5,372,334	3,974,001

Net Increase (Decrease) in Net Assets Resulting from Operations	34,857,853	29,217,009	6,074,042	3,784,362

Capital Share Transactions (1):
Shares issued	16,177,260	18,456,072	11,263,340	11,036,584
Shares redeemed	(20,633,128)	(24,057,085)	(14,817,869)	(1,598,547)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,455,868)	(5,601,013)	(3,554,529)	9,438,037

Total Increase (Decrease)	30,401,985	23,615,996	2,519,513	13,222,399

Net Assets:
Beginning of period	132,951,517	109,335,521	21,430,618	8,208,219

End of Period	$163,353,502	$132,951,517	$23,950,131	$21,430,618

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	1,171,371	1,868,556	1,202,223	1,484,231
Shares redeemed	(1,487,834)	(2,333,429)	(1,483,090)	(220,849)

	(316,463)	(464,873)	(280,867)	1,263,382

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Developed International Index Fund		International Equity Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,030,194	$500,903	$5,062,635	$4,249,527
Net realized gain (loss) from investment transactions	(167,617)	(88,673)	(4,210,382)	(31,776,387)
Net realized gain (loss) on futures contracts	57,098	235,598	—	—
Net realized foreign exchange gain (loss)	(16,761)	44,268	1,668,497	4,494,565
Capital gain distributions received from other investment companies	46	—	259	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	3,196,505	5,922,187	28,353,680	70,945,868

Net Increase (Decrease) in Net Assets Resulting from Operations	4,099,465	6,614,283	30,874,689	47,913,573

Distributions from:
Net investment income	—	(2,762)	—	(2,672,251)

Total Distributions	—	(2,762)	—	(2,672,251)

Capital Share Transactions (1):
Shares issued	24,075,839	22,761,181	53,673,734	40,133,911
Shares issued in lieu of cash distributions	—	2,762	—	2,672,251
Shares redeemed	(10,865,995)	(3,085,904)	(35,348,099)	(30,257,190)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	13,209,844	19,678,039	18,325,635	12,548,972

Total Increase (Decrease)	17,309,309	26,289,560	49,200,324	57,790,294

Net Assets:
Beginning of period	38,490,741	12,201,181	270,907,190	213,116,896

End of Period	$55,800,050	$38,490,741	$320,107,514	$270,907,190

Undistributed net investment income (loss)	$(101,509)	$(20,504)	$(4,807,169)	$(2,920,963)

(1) Shares Issued and Redeemed:
Shares issued	2,691,252	2,906,271	3,300,977	3,041,239
Shares issued in lieu of cash distributions	—	309	—	181,662
Shares redeemed	(1,217,958)	(416,093)	(2,204,219)	(2,319,427)

	1,473,294	2,490,487	1,096,758	903,474

	Emerging Markets Equity Fund		REIT Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$237,510	$269,167	$759,192	$1,098,938
Net realized gain (loss) from investment transactions	9,072,688	(6,732,938)	13,984,274	(7,497,940)
Net realized gain (loss) on futures contracts	—	—	—	—
Net realized foreign exchange gain (loss)	(146,380)	96,550	—	—
Capital gain distributions received from other investment companies	181	—	15	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	11,949,894	43,683,765	(1,221,615)	18,970,758

Net Increase (Decrease) in Net Assets Resulting from Operations	21,113,893	37,316,544	13,521,866	12,571,756

Distributions from:
Net investment income	—	(15,160)	—	—

Total Distributions	—	(15,160)	—	—

Capital Share Transactions (1):
Shares issued	38,796,897	28,295,994	15,359,568	13,415,409
Shares issued in lieu of cash distributions	—	15,160	—	—
Shares redeemed	(20,892,716)	(14,981,978)	(10,568,518)	(9,120,733)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	17,904,183	13,329,176	4,791,050	4,294,676

Total Increase (Decrease)	39,018,076	50,630,560	18,312,916	16,866,432

Net Assets:
Beginning of period	102,834,450	52,203,890	50,106,661	33,240,229

End of Period	$141,852,526	$102,834,450	$68,419,577	$50,106,661

Undistributed net investment income (loss)	$(115,310)	$(30,797)	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	3,738,053	3,614,729	1,589,842	2,269,449
Shares issued in lieu of cash distributions	—	1,686	—	—
Shares redeemed	(2,096,559)	(1,971,188)	(1,060,023)	(1,338,040)

	1,641,494	1,645,227	529,819	931,409

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(62,570)	$(11,797)	$(291,177)	$(62,574)
Net realized gain (loss) from investment transactions	(86,408)	(36,048)	(106,028)	(807,375)
Capital gain distributions received from affiliated funds	—	3,365	—	33,710
Capital gain distributions received from other investment companies	—	—	15	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	3,191,293	2,525,026	13,775,112	10,901,580

Net Increase (Decrease) in Net Assets Resulting from Operations	3,042,315	2,480,546	13,377,922	10,065,341

Distributions from:
Net short-term gains	—	(1,393)	—	(4,143)
Net long-term gains	—	—	—	(5,968)

Total Distributions	—	(1,393)	—	(10,111)

Capital Share Transactions (1):
Shares issued	9,580,581	11,372,688	52,126,191	46,958,428
Shares issued in lieu of cash distributions	—	1,393	—	10,111
Shares redeemed	(2,241,267)	(1,487,037)	(8,019,935)	(6,880,176)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,339,314	9,887,044	44,106,256	40,088,363

Total Increase (Decrease)	10,381,629	12,366,197	57,484,178	50,143,593

Net Assets:
Beginning of period	13,874,860	1,508,663	61,799,822	11,656,229

End of Period	$24,256,489	$13,874,860	$119,284,000	$61,799,822

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	1,020,147	1,518,011	5,155,157	5,724,783
Shares issued in lieu of cash distributions	—	166	—	1,099
Shares redeemed	(233,041)	(187,413)	(798,861)	(892,650)

	787,106	1,330,764	4,356,296	4,833,232

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(485,635)	$(105,150)	$(193,330)	$(54,979)
Net realized gain (loss) from investment transactions	248,459	(25,820)	425,633	(293,702)
Capital gain distributions received from affiliated funds	—	77,129	—	51,094
Capital gain distributions received from other investment companies	13	—	3	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	19,873,128	12,217,600	5,356,680	4,735,299

Net Increase (Decrease) in Net Assets Resulting from Operations	19,635,965	12,163,759	5,588,986	4,437,712

Distributions from:
Net investment income	—	—	—	(34)
Net short-term gains	—	(4,760)	—	—
Net long-term gains	—	(8,613)	—	—

Total Distributions	—	(13,373)	—	(34)

Capital Share Transactions (1):
Shares issued	85,961,182	79,757,300	30,299,431	37,768,370
Shares issued in lieu of cash distributions	—	13,373	—	34
Shares redeemed	(6,542,551)	(4,488,009)	(8,063,960)	(5,504,887)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	79,418,631	75,282,664	22,235,471	32,263,517

Total Increase (Decrease)	99,054,596	87,433,050	27,824,457	36,701,195

Net Assets:
Beginning of period	100,677,289	13,244,239	45,014,362	8,313,167

End of Period	$199,731,885	$100,677,289	$72,838,819	$45,014,362

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	8,726,907	9,375,857	3,017,330	4,222,808
Shares issued in lieu of cash distributions	—	1,463	—	4
Shares redeemed	(654,322)	(511,350)	(802,884)	(598,032)

	8,072,585	8,865,970	2,214,446	3,624,780

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund
	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(128,476)	$(39,924)
Net realized gain (loss) from investment transactions	244,279	9,189
Capital gain distributions received from affiliated funds	—	42,769
Capital gain distributions received from other investment companies	2	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	2,616,179	2,098,065

Net Increase (Decrease) in Net Assets Resulting from Operations	2,731,984	2,110,099

Distributions from:
Net investment income	—	(161)
Net short-term gains	—	(2,271)
Net long-term gains	—	(13,284)

Total Distributions	—	(15,716)

Capital Share Transactions (1):
Shares issued	23,350,009	29,027,721
Shares issued in lieu of cash distributions	—	15,716
Shares redeemed	(11,958,539)	(7,872,531)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	11,391,470	21,170,906

Total Increase (Decrease)	14,123,454	23,265,289
Net Assets:
Beginning of period	31,404,542	8,139,253

End of Period	$45,527,996	$31,404,542

Undistributed net investment income (loss)	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	2,269,545	3,060,916
Shares issued in lieu of cash distributions	—	1,599
Shares redeemed	(1,153,617)	(826,095)

	1,115,928	2,236,420

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]		2009 [1]		2008 [1]	2007	2006
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income (loss)	—	(a)	—	(a)	0.03	0.05	0.05
Net realized and unrealized gain (loss) on investment transactions	—		—		—	—	—

Total from investment operations	—		—		0.03	0.05	0.05

Less distributions:
Net investment income	—	(a)	—	(a)	(0.03)	(0.05)	(0.05)

Total distributions	—		—		(0.03)	—	—

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return [2,3]	0.01%		0.44%		2.68%	4.98%	4.66%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$139,988		$168,500		$213,973	$96,017	$76,350

Ratio of net expenses to average net assets	0.33%		0.43%		0.46%	0.49%	0.50%

Ratio of total expenses to average net assets	0.47%		0.48%		0.46%	0.49%	0.50%

Ratio of net investment income (loss) to average net assets	0.01%		0.47%		2.57%	4.88%	4.57%

[1]    The average shares outstanding method has been applied for per share information.

[2]    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]    The Fund’s total return calculation includes a payment by an affiliate. Excluding the effect of this payment from the Fund’s ending net asset value per share, total return for the year ended December 31, 2008 would have been 2.39%.

(a)  Distributions were less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2010 [1]		2009 [1]		2008 [1]	2007	2006
Net asset value, beginning of period	$10.76		$10.57		$10.41	$10.28	$10.25

Income from investment operations:
Net investment income (loss)	0.17		0.23		0.34	0.41	0.45
Net realized and unrealized gain (loss) on investment transactions	0.24		(0.04)		0.18	0.13	0.01

Total from investment operations	0.41		0.19		0.52	0.54	0.46

Less distributions:
Net investment income	—		—		(0.36)	(0.41)	(0.43)

Total distributions	—		—		(0.36)	(0.41)	(0.43)

Net asset value, end of period	$11.17		$10.76		$10.57	$10.41	$10.28

Total return [2]	3.71%		1.89%		5.03%	5.22%	4.49%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$152,447		$111,501		$75,660	$57,523	$42,867

Ratio of total expenses to average net assets	0.58%		0.60%		0.60%	0.60%	0.62%

Ratio of net investment income (loss) to average net assets	1.56%		2.20%		3.24%	4.55%	3.91%

Portfolio turnover rate	38%		64%		106%	39%	78%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]	2009 [1]	2008 [1]	2007	2006
Net asset value, beginning of period	$10.90	$10.36	$10.50	$10.31	$10.18

Income from investment operations:
Net investment income (loss)	0.28	0.36	0.47	0.47	0.46
Net realized and unrealized gain (loss) on investment transactions	0.38	0.26	0.07	0.18	0.08

Total from investment operations	0.66	0.62	0.54	0.65	0.54

Less distributions:
Net investment income	—	— (a)	(0.50)	(0.46)	(0.41)
Net realized gains	—	(0.08)	(0.18)	—	—

Total distributions	—	(0.08)	(0.68)	(0.46)	(0.41)

Net asset value, end of period	$11.56	$10.90	$10.36	$10.50	$10.31

Total return [2]	6.06%	6.02%	5.10%	6.33%	5.25%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$418,957	$327,724	$221,730	$183,611	$160,670

Ratio of total expenses to average net assets	0.58%	0.61%	0.60%	0.59%	0.61%

Ratio of net investment income (loss) to average net assets	2.48%	3.38%	4.44%	4.71%	4.43%

Portfolio turnover rate	69%	87%	273%	55%	139%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2010 [1]	2009 [1]	2008 [1]	2007	2006
Net asset value, beginning of period	$7.41	$5.05	$7.58	$7.88	$7.59

Income (loss) from investment operations:
Net investment income (loss)	0.61	0.56	0.58	0.58	0.55
Net realized and unrealized gain (loss) on investment transactions	0.44	1.80	(2.40)	(0.30)	0.20

Total from investment operations	1.05	2.36	(1.82)	0.28	0.75

Less distributions:
Net investment income	—	—	(0.71)	(0.58)	(0.46)

Total distributions	—	—	(0.71)	—	—

Net asset value, end of period	$8.46	$7.41	$5.05	$7.58	$7.88

Total return [2]	14.17%	46.44%	(23.98% )	3.57%	9.97%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$131,682	$103,574	$57,995	$86,451	$88,203

Ratio of total expenses to average net assets	0.85%	0.87%	0.86%	0.84%	0.85%

Ratio of net investment income (loss) to average net assets	7.73%	8.97%	8.29%	6.97%	6.91%

Portfolio turnover rate	61%	59%	53%	67%	65%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]	2009 [1]		2008 [1]	2007	2006
Net asset value, beginning of period	$21.69	$16.33		$23.72	$25.12	$25.59

Income (loss) from investment operations:
Net investment income (loss)	0.35	0.41		0.46	0.59	0.54
Net realized and unrealized gain (loss) on investment transactions	2.67	4.95		(6.99)	0.52	3.33

Total from investment operations	3.02	5.36		(6.53)	1.11	3.87

Less distributions:
Net investment income	—	—	(a)	(0.59)	(0.58)	(0.44)
Net realized gains	—	—		(0.27)	(1.93)	(3.90)

Total distributions	—	—		(0.86)	(2.51)	(4.34)

Net asset value, end of period	$24.71	$21.69		$16.33	$23.72	$25.12

Total return [2]	13.92%	32.92%		(27.83% )	4.47%	15.37%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$1,583,104	$1,286,902		$948,507	$1,440,753	$1,330,977

Ratio of net expenses to average net assets	0.85%	0.85%		0.85%	0.83%	0.83%

Ratio of total expenses to average net assets	0.85%	0.85%		0.85%	0.83%	0.84%

Ratio of net investment income (loss) to average net assets	1.55%	2.22%		2.15%	2.34%	2.16%

Portfolio turnover rate	67%	89%		103%	61%	57%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

BALANCED FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]		2009 [1]
Net asset value, beginning of period	$9.67		$8.19		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.01)		0.28
Capital gain distributions received from affiliated funds	—		0.03		0.05
Net realized and unrealized gain (loss) on investment transactions	1.15		1.46		(1.81)

Total from investment operations	1.13		1.48		(1.48)

Less distributions:
Net investment income	—		—		(0.33)

Total distributions	—		—		(0.33)

Net asset value, end of period	$10.80		$9.67		$8.19

Total return [2]	11.69%		18.07%		(14.74%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$64,311		$60,114		$56,422

Ratio of net expenses to average net assets [3]	0.18%		0.17%		0.22%	*

Ratio of total expenses to average net assets [3]	0.24%		0.24%		0.26%	*

Ratio of net investment income (loss) to average net assets	(0.18%	)	(0.17%	)	9.09%	*

Portfolio turnover rate	18%		19%		23%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]		2009 [1]		2008 [1]	2007	2006
Net asset value, beginning of period	$13.22		$9.25		$15.96	$14.68	$13.02

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		—	(a)	0.03	0.06	0.05
Net realized and unrealized gain (loss) on investment transactions	2.24		3.97		(6.71)	1.28	1.64

Total from investment operations	2.22		3.97		(6.68)	1.34	1.69

Less distributions:
Net investment income	—		—	(a)	(0.03)	(0.06)	(0.03)

Total distributions	—		—		(0.03)	(0.06)	(0.03)

Net asset value, end of period	$15.44		$13.22		$9.25	$15.96	$14.68

Total return [2]	16.79%		42.93%		(41.87% )	9.16%	13.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$174,372		$143,167		$89,852	$152,939	$132,371

Ratio of net expenses to average net assets	0.94%		0.97%		0.98%	0.94%	0.96%

Ratio of total expenses to average net assets	0.94%		0.97%		0.98%	0.94%	0.97%

Ratio of net investment income (loss) to average net assets	(0.18%	)	0.02%		0.24%	0.37%	0.40%

Portfolio turnover rate	43%		58%		54%	55%	43%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions and net investment income were less than one penny per share.

LARGE CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]		2009 [1]	2008	2007	2006
Net asset value, beginning of period	$8.28		$6.02	$10.98	$11.05	$10.79

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.02	0.02	0.06	0.04
Net realized and unrealized gain (loss) on investment transactions	1.04		2.24	(4.79)	0.45	0.36

Total from investment operations	1.03		2.26	(4.77)	0.51	0.40

Less distributions:
Net investment income	—		—	(0.03)	(0.06)	(0.03)
Net realized gains	—		—	(0.16)	(0.52)	(0.11)

Total distributions	—		—	(0.19)	(0.58)	(0.14)

Net asset value, end of period	$9.31		$8.28	$6.02	$10.98	$11.05

Total return [2]	12.44%		37.54%	(43.82% )	4.71%	3.70%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$33,542		$27,870	$17,537	$29,551	$29,982

Ratio of net expenses to average net assets	1.00%		1.00%	0.96%	0.83%	0.86%

Ratio of total expenses to average net assets	1.00%		1.12%	0.96%	0.87%	0.88%

Ratio of net investment income (loss) to average net assets	(0.10%	)	0.22%	0.19%	0.53%	0.35%

Portfolio turnover rate	176%		121%	287%	55%	38%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]		2009 [1]
Net asset value, beginning of period	$8.34		$6.14		$10.00

Income (loss) from investment operations:
Net investment income (loss)	—		0.03		0.02
Net realized and unrealized gain (loss) on investment transactions	1.44		2.17		(3.87)

Total from investment operations	1.44		2.20		(3.85)

Less distributions:
Net investment income	—		—	(a)	(0.01)

Total distributions	—		—		(0.01)

Net asset value, end of period	$9.78		$8.34		$6.14

Total return [2]	17.27%		35.89%		(38.45%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$123,153		$126,510		$100,096

Ratio of net expenses to average net assets	0.71%		0.64%		0.64%	*

Ratio of total expenses to average net assets	0.85%		0.86%		0.90%	*

Ratio of net investment income (loss) to average net assets	(0.01%	)	0.50%		0.69%	*

Portfolio turnover rate	115%		155%		55%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]	2009 [1]	2008	2007	2006
Net asset value, beginning of period	$12.60	$9.43	$17.65	$19.60	$17.56

Income (loss) from investment operations:
Net investment income (loss)	0.11	0.16	0.20	0.26	0.27
Net realized and unrealized gain (loss) on investment transactions	1.76	3.01	(8.05)	0.45	2.93

Total from investment operations	1.87	3.17	(7.85)	0.71	3.20

Less distributions:
Net investment income	—	—	(0.25)	(0.29)	(0.21)
Net realized gains	—	—	(0.12)	(2.37)	(0.95)

Total distributions	—	—	(0.37)	(2.66)	(1.16)

Net asset value, end of period	$14.47	$12.60	$9.43	$17.65	$19.60

Total return [2]	14.84%	33.62%	(44.62% )	3.73%	18.27%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$167,918	$143,038	$106,616	$219,951	$234,269

Ratio of net expenses to average net assets	0.89%	0.90%	0.90%	0.86%	0.87%

Ratio of total expenses to average net assets	0.89%	0.90%	0.90%	0.87%	0.88%

Ratio of net investment income (loss) to average net assets	0.86%	1.53%	1.42%	1.25%	1.37%

Portfolio turnover rate	112%	120%	228%	92%	45%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,		For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]	2009 [1]
Net asset value, beginning of period	$8.43	$7.22	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12	0.14	0.07
Net realized and unrealized gain (loss) on investment transactions	0.76	1.07	(2.78)

Total from investment operations	0.88	1.21	(2.71)

Less distributions:
Net investment income	—	—	(0.07)

Total distributions	—	—	(0.07)

Net asset value, end of period	$9.31	$8.43	$7.22

Total return [2]	10.44%	16.76%	(27.05%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$158.985	$149,973	$114,167

Ratio of net expenses to average net assets	0.61%	0.54%	0.54%	*

Ratio of total expenses to average net assets	0.75%	0.75%	0.79%	*

Ratio of net investment income (loss) to average net assets	1.46%	1.94%	2.40%	*

Portfolio turnover rate	35%	62%	31%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

INDEX 500 FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]	2009 [1]	2008	2007	2006
Net asset value, beginning of period	$7.92	$6.28	$10.11	$9.78	$8.58

Income (loss) from investment operations:
Net investment income (loss)	0.14	0.13	0.17	0.17	0.15
Net realized and unrealized gain (loss) on investment transactions	1.03	1.51	(3.82)	0.33	1.17

Total from investment operations	1.17	1.64	(3.65)	0.50	1.32

Less distributions:
Net investment income	—	—	(0.18)	(0.17)	(0.12)

Total distributions	—	—	(0.18)	(0.17)	(0.12)

Net asset value, end of period	$9.09	$7.92	$6.28	$10.11	$9.78

Total return [2]	14.77%	26.11%	(36.08% )	5.09%	15.37%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$263,724	$249,284	$195,078	$254,462	$250,174

Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.36%	0.37%	0.37%	0.35%	0.37%

Ratio of net investment income (loss) to average net assets	1.68%	1.97%	2.02%	1.64%	1.61%

Portfolio turnover rate	5%	6%	6%	4%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]		2009 [1]		2008 [1]	2007		2006
Net asset value, beginning of period	$8.01		$5.42		$10.60	$8.47		$7.93

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.01)		(0.02)	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	2.16		2.60		(5.16)	2.17		0.55

Total from investment operations	2.15		2.59		(5.18)	2.13		0.54

Net asset value, end of period	$10.16		$8.01		$5.42	$10.60		$8.47

Total return [2]	26.84%		47.79%		(48.87% )	25.15%		6.81%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$107,064		$82,895		$57,747	$112,637		$85,414

Ratio of net expenses to average net assets	1.00%		1.00%		1.00%	0.97%		0.96%

Ratio of total expenses to average net assets	1.00%		1.01%		1.02%	1.00%		1.02%

Ratio of net investment income (loss) to average net assets	(0.14%	)	(0.22%	)	(0.20% )	(0.46%	)	(0.09%	)

Portfolio turnover rate	106%		102%		162%	137%		153%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]	2009 [1]	2008 [1]	2007	2006
Net asset value, beginning of period	$10.01	$6.81	$13.12	$13.59	$12.97

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.05	0.10	0.11	0.11
Net realized and unrealized gain (loss) on investment transactions	2.50	3.15	(6.31)	0.38	1.36

Total from investment operations	2.58	3.20	(6.21)	0.49	1.47

Less distributions:
Net investment income	—	—	(0.10)	(0.13)	(0.09)
Return of capital	—	—	—	(0.03)	—
Net realized gains	—	—	—	(0.80)	(0.76)

Total distributions	—	—	(0.10)	(0.96)	(0.85)

Net asset value, end of period	$12.59	$10.01	$6.81	$13.12	$13.59

Total return [2]	25.77%	46.99%	(47.26% )	3.77%	11.41%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$119,231	$92,662	$60,507	$125,718	$125,362

Ratio of net expenses to average net assets	0.84%	0.85%	0.86%	0.79%	0.81%

Ratio of total expenses to average net assets	0.84%	0.85%	0.86%	0.83%	0.84%

Ratio of net investment income (loss) to average net assets	0.71%	0.69%	0.89%	0.73%	0.82%

Portfolio turnover rate	37%	43%	58%	73%	62%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]	2009 [1]	2008 [1]	2007	2006
Net asset value, beginning of period	$8.57	$6.80	$11.78	$13.23	$13.15

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.03	0.14	0.07	0.08
Net realized and unrealized gain (loss) on investment transactions	2.13	1.74	(4.66)	0.03	1.48

Total from investment operations	2.18	1.77	(4.52)	0.10	1.56

Less distributions:
Net investment income	—	—	(0.16)	(0.07)	(0.06)
Net realized gains	—	—	(0.30)	(1.48)	(1.42)

Total distributions	—	—	(0.46)	(1.55)	(1.48)

Net asset value, end of period	$10.75	$8.57	$6.80	$11.78	$13.23

Total return [2]	25.44%	26.03%	(38.89% )	0.85%	12.23%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$52,723	$40,508	$29,895	$48,465	$43,616

Ratio of net expenses to average net assets	1.11%	1.20%	1.08%	1.04%	1.06%

Ratio of total expenses to average net assets	1.11%	1.20%	1.08%	1.05%	1.07%

Ratio of net investment income (loss) to average net assets	0.49%	0.43%	1.49%	0.57%	0.56%

Portfolio turnover rate	75%	116%	39%	40%	28%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]		2009 [1]
Net asset value, beginning of period	$10.01		$6.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.04)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	2.54		3.54		(3.48)

Total from investment operations	2.50		3.50		(3.49)

Net asset value, end of period	$12.51		$10.01		$6.51

Total return [2]	24.85%		54.15%		(35.00%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$25,263		$21,806		$4,250

Ratio of net expenses to average net assets	1.05%		1.05%		1.05%	*

Ratio of total expenses to average net assets	1.23%		1.41%		1.69%	*

Ratio of net investment income (loss) to average net assets	(0.36%	)	(0.43%	)	(0.36%	)*

Portfolio turnover rate	95%		65%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,		For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]	2009 [1]
Net asset value, beginning of period	$9.90	$6.80	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investment transactions	2.64	3.08	(3.21)

Total from investment operations	2.66	3.10	(3.17)

Less distributions:
Net investment income	—	—	(0.03)

Total distributions	—	—	(0.03)

Net asset value, end of period	$12.56	$9.90	$6.80

Total return [1]	26.87%	45.59%	(31.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$26,766	$21,142	$4,752

Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	*

Ratio of total expenses to average net assets	1.36%	1.52%	1.83%	*

Ratio of net investment income (loss) to average net assets	0.22%	0.30%	1.37%	*

Portfolio turnover rate	81%	49%	14%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]		2009 [1]		2008 [1]	2007		2006
Net asset value, beginning of period	$17.15		$10.81		$21.64	$20.09		$20.34

Income (loss) from investment operations:
Net investment income (loss)	(0.08)		(0.09)		(0.09)	(0.11)		(0.06)
Net realized and unrealized gain (loss) on investment transactions	3.36		6.43		(10.74)	1.66		(0.19)

Total from investment operations	3.28		6.34		(10.83)	1.55		(0.25)

Net asset value, end of period	$20.43		$17.15		$10.81	$21.64		$20.09

Total return [2]	19.13%		58.65%		(50.05% )	7.72%		(1.23% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$88,184		$76,180		$48,008	$99,593		$106,380

Ratio of total expenses to average net assets	1.08%		1.11%		1.07%	1.02%		1.02%

Ratio of net investment income (loss) to average net assets	(0.45%	)	(0.67%	)	(0.59% )	(0.50%	)	(0.27% )

Portfolio turnover rate	125%		163%		190%	107%		126%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]	2009 [1]	2008 [1]	2007	2006
Net asset value, beginning of period	$12.68	$9.99	$14.07	$17.70	$16.37

Income (loss) from investment operations:
Net investment income (loss)	0.11	0.09	0.09	0.12	0.05
Net realized and unrealized gain (loss) on investment transactions	3.28	2.60	(3.88)	(1.03)	2.77

Total from investment operations	3.39	2.69	(3.79)	(0.91)	2.82

Less distributions:
Net investment income	—	—	(0.11)	(0.12)	(0.05)
Net realized gains	—	—	(0.18)	(2.60)	(1.44)

Total distributions	—	—	(0.29)	(2.72)	(1.49)

Net asset value, end of period	$16.07	$12.68	$9.99	$14.07	$17.70

Total return [2]	26.74%	26.93%	(27.15% )	(5.30% )	17.43%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$163,354	$132,952	$109,336	$170,004	$182,142

Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.14%	1.14%

Ratio of total expenses to average net assets	1.15%	1.17%	1.15%	1.14%	1.14%

Ratio of net investment income (loss) to average net assets	0.80%	0.86%	0.66%	0.64%	0.28%

Portfolio turnover rate	49%	60%	66%	67%	59%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,		For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]	2009 [1]
Net asset value, beginning of period	$8.78	$6.96	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.07	0.04
Net realized and unrealized gain (loss) on investment transactions	2.22	1.75	(3.04)

Total from investment operations	2.30	1.82	(3.00)

Less distributions:
Net investment income	—	—	(0.04)

Total distributions	—	—	(0.04)

Net asset value, end of period	$11.08	$8.78	$6.96

Total return [2]	26.20%	26.15%	(29.96%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$23,950	$21,431	$8,208

Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	*

Ratio of total expenses to average net assets	1.30%	2.01%	2.09%	*

Ratio of net investment income (loss) to average net assets	0.89%	0.94%	1.59%	*

Portfolio turnover rate	56%	22%	3%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,			For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]	2009 [1]
Net asset value, beginning of period	$9.15	$7.12		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.18		0.05
Net realized and unrealized gain (loss) on investment transactions	0.48	1.85		(2.90)

Total from investment operations	0.68	2.03		(2.85)

Less distributions:
Net investment income	—	—	(a)	(0.03)

Total distributions	—	—		(0.03)

Net asset value, end of period	$9.83	$9.15		$7.12

Total return [2]	7.43%	28.52%		(28.50%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$55,800	$38,491		$12,201

Ratio of net expenses to average net assets	0.59%	0.59%		0.59%	*

Ratio of total expenses to average net assets	1.21%	2.15%		4.65%	*

Ratio of net investment income (loss) to average net assets	2.27%	2.27%		2.06%	*

Portfolio turnover rate	6%	1%		—	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]	2009 [1]	2008 [1]	2007	2006
Net asset value, beginning of period	$15.80	$13.12	$24.09	$24.27	$20.91

Income (loss) from investment operations:
Net investment income (loss)	0.29	0.26	0.25	0.31	0.28
Net realized and unrealized gain (loss) on investment transactions	1.46	2.58	(10.01)	4.33	5.98

Total from investment operations	1.75	2.84	(9.76)	4.64	6.26

Less distributions:
Net investment income	—	(0.16)	(0.43)	(0.15)	(0.38)
Net realized gains	—	—	(0.78)	(4.67)	(2.52)

Total distributions	—	(0.16)	(1.21)	(4.82)	(2.90)

Net asset value, end of period	$17.55	$15.80	$13.12	$24.09	$24.27

Total return [2]	11.08%	21.74%	(41.28% )	20.05%	30.34%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$320,108	$270,907	$213,117	$381,328	$294,499

Ratio of net expenses to average net assets	1.24%	1.27%	1.27%	1.16%	1.19%

Ratio of total expenses to average net assets	1.24%	1.27%	1.27%	1.18%	1.20%

Ratio of net investment income (loss) to average net assets	1.77%	1.89%	1.33%	1.14%	1.10%

Portfolio turnover rate	34%	48%	108%	95%	52%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,			For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]	2009 [1]
Net asset value, beginning of period	$9.92	$5.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.03		—
Net realized and unrealized gain (loss) on investment transactions	1.88	3.90		(3.99)

Total from investment operations	1.90	3.93		(3.99)

Less distributions:
Net investment income	—	—	(a)	(0.02)

Total distributions	—	—		(0.02)

Net asset value, end of period	$11.82	$9.92		$5.99

Total return [2]	19.15%	65.64%		(39.86%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$141,853	$102,834		$52,204

Ratio of net expenses to average net assets	1.62%	1.58%		1.58%	*

Ratio of total expenses to average net assets	2.07%	2.20%		1.83%	*

Ratio of net investment income (loss) to average net assets	0.21%	0.37%		0.04%	*

Portfolio turnover rate	62%	70%		37%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

REIT FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]	2009 [1]	2008 [1]	2007	2006
Net asset value, beginning of period	$8.63	$6.82	$12.00	$18.10	$14.92

Income (loss) from investment operations:
Net investment income (loss)	0.12	0.19	0.25	0.30	0.24
Net realized and unrealized gain (loss) on investment transactions	2.05	1.62	(5.02)	(3.49)	4.57

Total from investment operations	2.17	1.81	(4.77)	(3.19)	4.81

Less distributions:
Net investment income	—	—	(0.25)	(0.33)	(0.19)
Return of capital	—	—	(0.16)	(0.16)	—
Net realized gains	—	—	—	(2.42)	(1.44)

Total distributions	—	—	(0.41)	(2.91)	(1.63)

Net asset value, end of period	$10.80	$8.63	$6.82	$12.00	$18.10

Total return [2]	25.14%	26.54%	(39.38% )	(17.87% )	32.41%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$68,420	$50,107	$33,240	$53,684	$71,790

Ratio of total expenses to average net assets	1.01%	1.03%	1.02%	0.99%	1.00%

Ratio of net investment income (loss) to average net assets	1.26%	2.93%	2.30%	1.37%	1.56%

Portfolio turnover rate	180%	163%	86%	85%	53%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]		2009 [1]
Net asset value, beginning of period	$8.96		$6.95		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.01)		0.24
Capital gain distributions received from affiliated funds	—		—		0.03
Net realized and unrealized gain (loss) on investment transactions	1.46		2.02		(3.21)

Total from investment operations	1.43		2.01		(2.94)

Less distributions:
Net investment income	—		—		(0.10)
Net realized gains	—		—	(a)	(0.01)

Total distributions	—		—		(0.11)

Net asset value, end of period	$10.39		$8.96		$6.95

Total return [2]	15.96%		28.94%		(29.39%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$24,256		$13,875		$1,509

Ratio of net expenses to average net assets [3]	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.40%		0.48%		2.97%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.16%	)	9.66%	*

Portfolio turnover rate	28%		39%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

MODERATELY AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]		2009 [1]
Net asset value, beginning of period	$9.72		$7.64		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.02)		0.39
Capital gain distributions received from affiliated funds	—		0.01		0.05
Net realized and unrealized gain (loss) on investment transactions	1.44		2.09		(2.65)

Total from investment operations	1.41		2.08		(2.21)

Less distributions:
Net investment income	—		—		(0.15)
Net realized gains	—		—	(a)	—	(a)

Total distributions	—		—		(0.15)

Net asset value, end of period	$11.13		$9.72		$7.64

Total return [2]	14.51%		27.25%		(22.06%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$119,284		$61,800		$11,656

Ratio of net expenses to average net assets [3]	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.33%		0.34%		0.70%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.18%	)	14.72%	*

Portfolio turnover rate	26%		49%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]		2009 [1]
Net asset value, beginning of period	$9.56		$7.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.02)		0.40
Capital gain distributions received from affiliated funds	—		0.01		0.06
Net realized and unrealized gain (loss) on investment transactions	1.20		1.64		(2.34)

Total from investment operations	1.17		1.63		(1.88)

Less distributions:
Net investment income	—		—		(0.19)
Net realized gains	—		—	(a)	—	(a)

Total distributions	—		—		(0.19)

Net asset value, end of period	$10.73		$9.56		$7.93

Total return [2]	12.24%		20.58%		(18.77%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$199,732		$100,677		$13,244

Ratio of net expenses to average net assets [3]	0.32%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.32%		0.33%		0.59%	*

Ratio of net investment income (loss) to average net assets	(0.32%	)	(0.20%	)	14.00%	*

Portfolio turnover rate	22%		30%		23%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

MODERATELY CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]		2009 [1]
Net asset value, beginning of period	$9.75		$8.40		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.02)		0.34
Capital gain distributions received from affiliated funds	—		0.02		0.06
Net realized and unrealized gain (loss) on investment transactions	0.95		1.35		(1.74)

Total from investment operations	0.92		1.35		(1.34)

Less distributions:
Net investment income	—		—	(a)	(0.24)
Net realized gains	—		—		(0.02)

Total distributions	—		—		(0.26)

Net asset value, end of period	$10.67		$9.75		$8.40

Total return [2]	9.32%		16.19%		(13.48%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$72,839		$45,014		$8,313

Ratio of net expenses to average net assets [3]	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.34%		0.36%		0.61%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.22%	)	11.40%	*

Portfolio turnover rate	35%		46%		38%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,			For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]		2009 [1]
Net asset value, beginning of period	$10.01		$9.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.02)	0.43
Capital gain distributions received from affiliated funds	—		0.02	0.07
Net realized and unrealized gain (loss) on investment transactions	0.73		0.97	(1.17)

Total from investment operations	0.70		0.97	(0.67)

Less distributions:
Net investment income	—		— (a)	(0.28)
Net realized gains	—		(0.01)	—

Total distributions	—		(0.01)	(0.28)

Net asset value, end of period	$10.71		$10.01	$9.05

Total return [2]	6.89%		10.80%	(6.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$45,528		$31,405	$8,139

Ratio of net expenses to average net assets [3]	0.33%		0.33%	0.33%	*

Ratio of total expenses to average net assets [3]	0.35%		0.38%	0.63%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.21% )	13.26%	*

Portfolio turnover rate	46%		73%	27%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index Fund, Developed International Index, International Equity, Emerging Markets Equity, REIT, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation (each a “Fund” and collectively, “the Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOF”) — Each Portfolio seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The FOFs include the following Funds: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, REIT — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party pricing agents, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security’s primary market is temporarily closed at a time when under normal conditions it would be open. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The valuations obtained may not necessarily be the price that would be obtained upon sale of these securities.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds’ net assets as of December 31, 2010 is included with each Fund’s Schedule of Investments.

For the year ended December 31, 2010, there have been no significant changes to the Funds’ fair value methodologies.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Bank Loans — Certain Funds invests in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS: Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2010 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2010, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REIT’s based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in the Fund’s records.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

Independence Capital Management, Inc. (“ICMI”), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

Fund	Sub-adviser
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Turner Investment Partners, Inc.
Large Core Growth Fund	Wells Capital Management, Inc.
Large Cap Value Fund	OppenheimerFunds, Inc.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Fund Management, Inc.
Mid Cap Growth Fund	Turner Investment Partners, Inc.
Mid Cap Value Fund	Neuberger Berman Management, Inc.
Mid Core Value Fund	Lord, Abbett & Co. LLC
SMID Cap Growth Fund	Wells Capital Management, Inc.
SMID Cap Value Fund	Alliance Bernstein, LP
Small Cap Growth Fund	Allianz Global Investors Capital
Small Cap Value Fund	Goldman Sachs Asset Management, LP
Small Cap Index Fund	SSgA Fund Management, Inc.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

Fund	Sub-adviser
Developed International Index Fund	SSgA Fund Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management
REIT Fund	Heitman Real Estate Securities LLC

Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Large Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Growth Fund: 0.55%; Large Core Growth Fund: 0.56%; Large Cap Value Fund: 0.60%; Large Core Value Fund: 0.46%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Mid Core Value Fund: 0.72%; SMID Cap Growth Fund: 0.75%; SMID Cap Value Fund: 0.95%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; Small Cap Index Fund: 0.30%; Developed International Index Fund: 0.30%; International Equity Fund: 0.85%; Emerging Markets Equity Fund: 1.18% for the first $2.5 billion and 1.00% thereafter; REIT Fund: 0.70%, Aggressive Allocation Fund: 0.10%; Moderately Aggressive Allocation Fund: 0.10%; Moderate Allocation Fund: 0.10%; Moderately Conservative Allocation Fund: 0.10% and Conservative Allocation Fund: 0.10%. The Balanced Fund does not pay an investment advisory fee to ICMI.

Effective January 1, 2011, amendments to the investment advisory agreement increased the Large Core Growth and Large Core Value Fund’s advisory fee that each Fund pays to ICMI to 0.60% of the average daily net assets of each Fund. The new agreement was approved by the shareholders of each Fund at a special meeting of the Funds’ shareholders held on December 15, 2010.

For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services

Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund’s average daily net assets.

Accounting Services

Under an accounting services agreement, BNY Mellon Asset Servicing, Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity, Emerging Markets Equity, Developed International Equity and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FoF shall be an asset based fee of 0.01% of each such portfolio’s average assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. Each international fund’s minimum annual fee is $48,000. The Money Market Fund pays no minimum annual fee. The International Equity, Emerging Markets Equity and Developed International Index Funds pay BNY Mellon 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

Custodial Services

Under a custodial agreement, PFPC Trust serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay PFPC Trust, on a monthly basis, an annual custody fee of 0.01%. JPMorgan Chase serves as foreign sub-custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by its investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.80%	SMID Cap Value	1.14%
Limited Maturity Bond	0.90%	Small Cap Growth	1.15%
Quality Bond	0.90%	Small Cap Value	1.15%
High Yield Bond	0.90%	Small Cap Index	0.55%
Flexibly Managed	1.00%	Developed International Index	0.59%
Balanced Fund*	0.62%	International Equity	1.50%
Large Growth Stock	1.00%	Emerging Markets Equity**	1.85%
Large Cap Growth	1.00%	REIT	1.25%
Large Core Growth**	1.00%	Aggressive Allocation Fund*	0.33%
Large Cap Value	1.00%	Moderately Aggressive
Large Core Value	1.00%	Allocation Fund*	0.33%
Index 500	0.40%	Moderate Allocation Fund*	0.33%
Mid Cap Growth	1.00%	Moderately Conservative
Mid Cap Value	1.00%	Allocation Fund*	0.33%
Mid Core Value	1.25%	Conservative Allocation Fund*	0.33%
SMID Cap Growth	1.05%

*	For FOFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees payable by the Underlying Funds in which the FOF invests.

**	Prior to September 1, 2010, ICMI and Penn Mutual had agreed to waive fees or reimburse expenses to the extent necessary to keep annual operating expenses from exceeding 0.64%, 0.54% and 1.58% of the average daily net assets per year of the Large Core Growth Fund, Large Core Value Fund and Emerging Markets Equity Fund, respectively.

Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund’s total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time. In addition, effective September 1, 2010, Penn Mutual and ICMI currently intend to voluntarily waive a portion of their fees and/or reimburse expenses so that the Emerging Markets Equity Fund’s total expenses do not exceed 1.68%.

If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and Penn Mutual and shall be payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month.

Effective May 18, 2006, Penn Mutual may recover any administrative and corporate services fees that were waived in a preceding three fiscal years as long as it would not cause the Fund to exceed its expense limitation.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

As of December 31, 2010, the following funds had administrative and corporate services fees that are subject to recapture by Penn Mutual through various months ending:

	December 31, 2011	December 31, 2012	December 31, 2013
Money Market Fund	—	$3,272	$721
Large Cap Growth Fund	—	13,471	—
Index 500 Fund	$43,808	52,491	26,437
Mid Cap Growth Fund	14,484	16,713	2,540
Balanced Fund	9,379	39,583	36,499

Effective June 2, 2009, ICMI may recover any advisory fees that were waived in preceding three fiscal years with respect to the Balanced, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Index, Developed International Index, Emerging Markets Equity, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, as long as it would not cause the Fund to exceed its expense limitation period.

As of December 31, 2010, the following funds had waived advisory fees that are subject to recapture by ICMI through various months ending:

	December 31, 2011	December 31, 2012	December 31, 2013
Money Market Fund	—	$87,849	$234,908
Large Core Growth Fund	$107,833	239,184	173,522
Large Core Value Fund	112,678	261,282	206,004
SMID Cap Growth Fund	9,347	44,102	36,023
SMID Cap Value Fund	10,445	44,109	47,247
Small Cap Value Fund	—	20,949	6,002
Small Cap Index Fund	45,212	192,617	157,501
Developed International Index Fund	136,046	345,131	282,565
Emerging Markets Equity Fund	53,838	459,043	448,789
Aggressive Allocation Fund	5,750	11,429	13,439
Moderately Aggressive Allocation Fund	1,084	3,989	222
Moderately Conservative Allocation Fund	5,246	6,823	3,741
Conservative Allocation Fund	5,239	8,824	8,080

All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed and High Yield Bond Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Large Growth Stock, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitation; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Balanced, Large Cap Growth, Large Core Growth, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Index, Developed International Index, Emerging Markets Equity, REIT, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, ICMI, and Penn Mutual, entered into an agreement whereby ICMI and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

distribution yield for the Money Market Fund. Under the September 10, 2009 Agreement, ICMI and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to ICMI and/or Penn Mutual are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment.

Total fees of $174,500 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2010. No person received compensation from Penn Series who is an officer, interested director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2010 are as follows:

Money Market Fund	$3,765,037
Quality Bond Fund	7,451,889
High Yield Bond Fund	3,875,704
Flexibly Managed Fund	39,699,788
Large Growth Stock Fund	33,204,046
Index 500 Fund	8,960,085
Mid Cap Growth Fund	4,959,148
Mid Core Value Fund	3,363,267
SMID Cap Growth Fund	4,305,423
SMID Cap Value Fund	4,316,974
Small Cap Growth Fund	4,749,929
Small Cap Value Fund	6,593,606
International Equity Fund	20,811,962
Large Core Value	19,960,551
Emerging Markets Equity	5,666,529
Small Cap Index Fund	3,015,265
Developed International Index	3,313,661

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended December 31, 2010 were as follows:

Flexibly Managed Fund	$1,420
Large Growth Stock Fund	90
SMID Cap Growth Fund	172
Small Cap Value Fund	3,281
Emerging Markets Equity Fund	7,397

5 — PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2010, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$53,059,787	$26,128,133	$20,261,857	$17,758,349
Quality Bond Fund	215,673,063	137,601,212	78,896,104	79,739,611
High Yield Bond Fund	—	—	89,190,221	68,614,839

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Flexibly Managed Fund	—	—	$873,418,386	$820,475,879
Balanced Fund	—	—	10,936,129	13,725,400
Large Growth Stock Fund	—	—	69,097,398	63,554,136
Large Cap Growth Fund	—	—	52,604,547	50,536,589
Large Core Growth Fund	—	—	139,063,520	162,746,643
Large Cap Value Fund	—	—	167,614,267	160,637,454
Large Core Value Fund	—	—	52,335,860	54,412,789
Index 500 Fund	—	—	12,177,339	27,835,936
Mid Cap Growth Fund	—	—	94,785,467	91,746,912
Mid Cap Value Fund	—	—	35,454,941	35,952,735
Mid Core Value Fund	—	—	35,802,646	32,177,095
SMID Cap Growth Fund	—	—	18,488,614	19,397,388
SMID Cap Value Fund	—	—	16,949,722	16,369,363
Small Cap Growth Fund	—	—	97,991,584	100,070,513
Small Cap Value Fund	—	—	68,048,472	69,860,555
Small Cap Index Fund	—	—	11,081,597	13,691,770
Developed International Index Fund	—	—	14,847,178	2,785,931
International Equity Fund	—	—	110,868,345	93,973,073
Emerging Markets Equity Fund	—	—	84,493,471	68,518,950
REIT Fund	—	—	112,092,127	105,756,954
Aggressive Allocation Fund	—	—	12,894,729	5,324,915
Moderately Aggressive Allocation Fund	—	—	66,732,335	23,055,120
Moderate Allocation Fund	—	—	111,425,557	33,633,200
Moderately Conservative Allocation Fund	—	—	42,114,119	20,261,480
Conservative Allocation Fund	—	—	28,936,206	17,903,775

6 — FEES PAID INDIRECTLY

Certain sub-advisers have directed portfolio trades to a broker designated by Penn Series, consistent with best execution. A portion of the commissions directed to that broker are refunded to Penn Series to pay certain expenses of the Funds. The commissions used to pay expenses of the Funds for the year ended December 31, 2010 were as follows:

Flexibly Managed Fund	$11,735
Large Growth Stock Fund	1,736
Large Cap Growth Fund	12,524
Large Core Growth Fund	48,373
Mid Cap Growth Fund	24,880
Mid Cap Value Fund	5,804
Mid Core Value Fund	2,904
SMID Cap Growth Fund	17,557
SMID Cap Value Fund	1,279
Small Cap Growth Fund	17,228
REIT Fund	13,165

7 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all of investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

any Fund had undistributed investment company taxable income and net capital gains at December 31, 2010, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2010, primarily attributable to the disallowance of net operating losses, the expiration of capital loss carryforwards, consent dividends, the tax treatment of Passive Foreign Investment Companies, the redesignation of dividends and the reclassification of net foreign currency exchange gains or losses, were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Money Market Fund	—	$(1,689)	$1,689
Limited Maturity Bond Fund	$(2,007,455)	(218,830)	2,226,285
Quality Bond Fund	(9,261,917)	(4,261,354)	13,523,271
High Yield Bond Fund	(9,099,986)	(97,339)	9,197,325
Flexibly Managed Fund	(21,396,749)	(195,328)	21,592,077
Balanced Fund	110,307	94,426	(204,733)
Large Growth Stock Fund	270,345	42,701,678	(42,972,023)
Large Cap Growth Fund	30,147	—	(30,147)
Large Core Growth	11,467	—	(11,467)
Large Cap Value Fund	(1,327,588)	(44,929)	1,372,517
Large Core Value Fund	(2,243,608)	—	2,243,608
Index 500 Fund	(4,175,516)	11,373,814	(7,198,298)
Mid Cap Growth Fund	125,770	(2,358)	(123,412)
Mid Cap Value Fund	(729,336)	—	729,336
Mid Core Value Fund	(205,289)	—	205,289
SMID Cap Growth Fund	75,251	(2,470,320)	2,395,069
SMID Cap Value Fund	(47,218)	(2,302,795)	2,350,013
Small Cap Growth Fund	362,343	27,976,572	(28,338,915)
Small Cap Value Fund	(1,133,601)	—	1,133,601
Small Cap Index Fund	(186,507)	(404,719)	591,226
Developed International Index Fund	(1,111,199)	(150,138)	1,261,337
International Equity Fund	(6,948,841)	(2,412,182)	9,361,023
Emerging Markets Equity Fund	(322,023)	265,172	56,851
REIT Fund	(759,192)	—	759,192
Aggressive Allocation Fund	62,570	(8,585)	(53,985)
Moderately Aggressive Allocation Fund	291,177	(275,976)	(15,201)
Moderate Allocation Fund	485,635	(558,513)	72,878
Moderately Conservative Allocation Fund	193,330	(443,155)	249,825
Conservative Allocation Fund	128,476	(280,596)	152,120

These reclassifications had no effect on net assets or net asset value per share.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2010 and 2009 were as follows:

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Money Market Fund
2010	$16,846	—	—	$16,846
2009	995,807	—	—	995,807
Limited Maturity Bond Fund
2010	2,042,945	$183,340	—	2,226,285
2009	2,214,633	190,583	—	2,405,216
Quality Bond Fund
2010	11,975,898	1,547,373	—	13,523,271
2009	13,432,214	—	—	13,432,214
High Yield Bond Fund
2010	9,212,561	—	—	9,212,561
2009	7,171,826	—	—	7,171,826
Flexibly Managed Fund
2010	21,592,077	—	—	21,592,077
2009	24,119,007	—	—	24,119,007
Balanced Fund
2010	1,227,500	—	—	1,227,500
2009	1,495,649	—	—	1,495,649
Large Growth Stock Fund
2010	—	—	—	—
2009	14,089	—	—	14,089
Large Cap Growth Fund
2010	—	—	—	—
2009	49,125	—	—	49,125
Large Core Growth Fund
2010	—	—	—	—
2009	597,050	—	—	597,050
Large Cap Value Fund
2010	1,372,517	—	—	1,372,517
2009	1,844,893	—	—	1,844,893
Large Core Value Fund
2010	2,243,608	—	—	2,243,608
2009	2,431,661	—	—	2,431,661
Index 500 Fund
2010	4,175,516	—	—	4,175,516
2009	4,157,561	—	—	4,157,561
Mid Cap Growth Fund
2010	—	—	—	—
2009	—	—	—	—
Mid Cap Value Fund
2010	729,336	—	—	729,336
2009	495,855	—	—	495,855
Mid Core Value Fund
2010	205,289	—	—	205,289
2009	142,891	—	—	142,891

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
SMID Cap Growth Fund
2010	$1,694,840	$700,229	—	$2,395,069
2009	8,024	10,911	—	18,935
SMID Cap Value Fund
2010	1,215,070	1,134,943	—	2,350,013
2009	34,946	—	—	34,946
Small Cap Growth Fund
2010	—	—	—	—
2009	—	—	—	—
Small Cap Value Fund
2010	1,133,601	—	—	1,133,601
2009	974,874	—	—	974,874
Small Cap Index Fund
2010	591,226	—	—	591,226
2009	124,268	—	—	124,268
Developed International Index Fund
2010	1,252,982	8,355	—	1,261,337
2009	538,481	47,690	—	586,171
International Equity Fund
2010	9,361,023	—	—	9,361,023
2009	3,830,742	—	—	3,830,742
Emerging Markets Equity Fund
2010	56,851	—	—	56,851
2009	169,367	—	—	169,367
REIT Fund
2010	759,192	—	—	759,192
2009	1,098,938	—	—	1,098,938
Aggressive Allocation Fund
2010	352,907	82,205	—	435,112
2009	209,385	—	—	209,385
Moderately Aggressive Allocation Fund
2010	2,158,865	351,182	—	2,510,047
2009	1,076,981	5,947	—	1,082,928
Moderate Allocation Fund
2010	4,029,335	510,686	—	4,540,021
2009	2,185,047	8,598	—	2,193,645
Moderately Conservative Allocation Fund
2010	1,742,540	269,099	—	2,011,639
2009	1,006,653	—	—	1,006,653
Conservative Allocation Fund
2010	1,086,356	102,472	—	1,188,828
2009	997,318	13,276	—	1,010,594

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

Components of distributable earnings:

As of December 31, 2010, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
High Yield Bond Fund	$(10,596,534)	$(10,596,534)
Flexibly Managed Fund	(55,332,662)	(55,332,662)
Balanced Fund	(1,754,622)	(1,754,622)
Large Growth Stock Fund	(32,364,195)	(32,364,195)
Large Cap Growth Fund	(4,810,983)	(4,810,983)
Large Core Growth Fund	(39,583,803)	(39,583,803)
Large Cap Value Fund	(40,486,187)	(40,486,187)
Large Core Value Fund	(38,522,278)	(38,522,278)
Index 500 Fund	(16,814,035)	(16,814,035)
Mid Cap Growth Fund	(14,366,860)	(14,366,860)
Mid Cap Value Fund	(13,388,384)	(13,388,384)
Mid Core Value Fund	(11,260,728)	(11,260,728)
Small Cap Growth Fund	(7,836,864)	(7,836,864)
Small Cap Value Fund	(17,391,829)	(17,391,829)
International Equity Fund	(79,463,849)	(79,463,849)
Emerging Markets Equity Fund	(10,578,245)	(10,578,245)
REIT Fund	(7,812,001)	(7,812,001)

Capital loss carryforwards:

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2010, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expires on December 31,
	2011	2012	2013	2014	2015	2016	2017	2018	Total
High Yield Bond Fund	$243,313	—	—	—	—	$5,262,093	$5,091,128	—	$10,596,534
Flexibly Managed Fund	—	—	—	—	—	—	55,332,662	—	55,332,662
Balanced Fund	—	—	—	—	—	273,934	1,478,469	$2,219	1,754,622
Large Growth Stock Fund	10,937,396	—	—	—	—	3,795,667	17,631,132	—	32,364,195
Large Cap Growth Fund	—	—	—	—	—	1,552,135	3,258,848	—	4,810,983
Large Core Growth Fund	—	—	—	—	—	4,902,158	34,681,645	—	39,583,803
Large Cap Value Fund	—	—	—	—	—	13,658,183	26,828,004	—	40,486,187
Large Core Value Fund	—	—	—	—	—	9,958,541	28,563,737	—	38,522,278
Index 500 Fund	—	—	$5,029,803	$1,916,180	$187,860	4,110,871	2,801,580	2,767,741	16,814,035
Mid Cap Growth Fund	—	—	—	—	—	315,266	14,051,594	—	14,366,860
Mid Cap Value Fund	—	—	—	—	—	—	13,388,384	—	13,388,384

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

	Expires on December 31,
	2011	2012	2013	2014	2015	2016	2017	2018	Total
Mid Core Value Fund	—	—	—	—	—	—	$11,260,728	—	$11,260,728
Small Cap Growth Fund	—	—	—	—	—	$6,651,080	1,185,784	—	7,836,864
Small Cap Value Fund	—	—	—	—	—	—	17,391,829	—	17,391,829
International Equity Fund	—	—	—	—	—	19,155,146	53,636,686	$6,672,017	79,463,849
Emerging Markets Equity Fund	—	—	—	—	—	—	10,578,245	—	10,578,245
REIT Fund	—	—	—	—	—	—	7,812,001	—	7,812,001

During the year ended December 31, 2010, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

Money Market Fund	$3,804
High Yield Bond Fund	3,182,116
Flexibly Managed Fund	107,073,511
Large Growth Stock Fund	4,152,868
Large Cap Growth Fund	2,495,938
Large Core Growth Fund	6,030,645
Large Cap Value Fund	10,962,221
Large Core Value Fund	1,205,314
Mid Cap Growth Fund	8,324,104
Mid Cap Value Fund	3,936,661
Mid Core Value Fund	5,700,289
SMID Cap Value Fund	90,729
Small Cap Growth Fund	7,640,145
Small Cap Value Fund	10,616,884
Small Cap Index Fund	200,577
Emerging Markets Equity Fund	8,500,896
REIT Fund	11,677,571

Post-October Losses:

The following Funds elected to treat post-October losses incurred in the period November 1, 2010 through December 31, 2010 as having occurred on January 1, 2011:

	Currency	Capital
Limited Maturity Bond Fund	—	$15,763
Quality Bond Fund	—	1,185,526
Developed International Index Fund	3,279	—
International Equity Fund	930,887	—
Emerging Markets Equity Fund	45,028	—

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

Tax cost of securities:

At December 31, 2010, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2010 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$137,546,851	—	—	—
Limited Maturity Bond	145,561,293	$2,918,601	$(1,382,763)	$1,535,838
Quality Bond Fund	395,903,721	11,985,197	(4,297,946)	7,687,251
High Yield Bond Fund	121,373,474	8,885,153	(992,144)	7,893,009
Flexibly Managed Fund	1,395,171,591	215,901,575	(19,263,939)	196,637,636
Balanced Fund	59,765,419	8,090,234	(3,761,644)	4,328,590
Large Growth Stock Fund	130,762,853	45,826,472	(1,019,746)	44,806,726
Large Cap Growth Fund	28,369,638	6,029,035	(130,536)	5,898,499
Large Core Growth Fund	93,387,651	30,703,823	(244,936)	30,458,887
Large Cap Value Fund	147,458,061	23,791,943	(2,162,749)	21,629,194
Large Core Value Fund	136,013,387	31,809,943	(2,636,473)	29,173,470
Index 500 Fund	281,213,949	59,804,663	(47,251,200)	12,553,463
Mid Cap Growth Fund	103,229,618	32,720,373	(342,945)	32,377,428
Mid Cap Value Fund	121,779,343	27,986,362	(3,140,818)	24,845,544
Mid Core Value Fund	54,184,504	11,147,236	(335,974)	10,811,262
SMID Cap Growth Fund	20,329,854	6,312,699	(618,714)	5,693,985
SMID Cap Value Fund	21,258,711	6,549,595	(98,302)	6,451,293
Small Cap Growth Fund	103,463,520	18,760,626	(5,001,070)	13,759,556
Small Cap Value Fund	169,003,920	33,234,751	(5,886,145)	27,348,606
Small Cap Index Fund	24,249,955	6,901,228	(879,838)	6,021,390
Developed International Index Fund	49,051,110	8,491,787	(2,333,137)	6,158,650
International Equity Fund	268,896,275	68,075,566	(10,056,630)	58,018,936
Emerging Markets Equity Fund	109,276,706	35,180,489	(3,111,283)	32,069,206
REIT Fund	65,126,339	7,866,684	(1,693,174)	6,173,510
Aggressive Allocation Fund	19,068,770	5,740,121	(243,384)	5,496,737
Moderately Aggressive Fund	96,773,493	24,607,452	(1,589,671)	23,017,781
Moderate Allocation Fund	169,089,669	31,745,288	(1,052,995)	30,692,293
Moderately Conservative Allocation Fund	63,821,741	9,655,810	(679,944)	8,975,866
Conservative Allocation Fund	41,341,279	4,451,145	(384,109)	4,067,036

The difference between book basis and tax basis appreciation is primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

Management has analyzed the Funds’ tax position taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

8 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position, and the party agreeing to sell the asset in the future assumes a short position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective Indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Fund’s investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, market movements and the potential of greater loss than if these techniques had not been used by the Fund. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs.

The Index 500 and Developed International Index and Small Cap Index Funds have entered into futures contracts during the year ended December 31, 2010. Open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at December 31, 2010 were as follows:

Fund	Type	Futures Contract	Expiration Date	Unit (at 50 per Unit)	Closing Price	Unrealized Appreciation (Depreciation)
Index 500	Buy/Long	E-Mini S&P 500 Index	3/19/2011	41	$1,253	$(6,242)
Developed International Index	Buy/Long	E-Mini MSCI Eafe Index	3/19/2011	41	1,661	66,834
Small Cap Index	Buy/Long	Russell 2000 Mini Index	3/19/2011	3	782	(2,046)

The total market value of futures contracts held in the Index 500, Developed International Index and Small Cap Index funds as of December 31, 2010 are classified as Level 1.

The open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at December 31, 2010 is indicative of the volume of activity during the year.

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Fund may buy and sell options, or write options.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Flexibly Managed and Large Cap Value Funds has purchased options to decrease exposure to equity risk. The risk associated with purchased options is limited to premium paid. The Fund also received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

decreases and the option is exercised. The risk in buying an option is that the Funds pays a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

Transactions in options written during the year ended December 31, 2010 for the Flexibly Managed Fund were as follows:

Flexibly Managed Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2009	29,992	$5,838,310
Options written	75,107	12,098,302
Options repurchased	(54,697)	(8,632,785)
Options expired	(1,365)	(304,498)
Options exercised	(9,563)	(1,470,550)

Options outstanding at December 31, 2010	39,474	$7,528,779

The options written during the year ended December 31, 2010 for the Flexibly Managed Fund is indicative of the volume of activity during the year.

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

International Equity Fund entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Fund hedge currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs.

Open forward foreign currency contracts held by the International Equity Fund at December 31, 2010 were as follows:

	Currency	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Euro	04/21/2011	$(9,197,000)	0.74865	$(12,660,498)	$(12,284,700)	$375,798
Buy	Euro	04/21/2011	9,197,000	0.74865	12,963,797	12,284,700	(679,097)
Sell	Euro	06/01/2011	(7,547,000)	0.74881	(9,867,258)	(10,078,642)	(211,384)
Sell	Euro	02/14/2011	(6,914,000)	0.74842	(8,979,489)	(9,238,098)	(258,609)
Buy	Euro	02/14/2011	6,914,000	0.74842	9,300,643	9,238,097	(62,546)
Buy	Pounds Sterling	02/14/2011	32,296,000	0.64162	52,424,801	50,334,932	(2,089,869)
Sell	Pounds Sterling	02/14/2011	(8,544,000)	0.64162	(13,420,148)	(13,316,252)	103,896
Sell	Pounds Sterling	06/01/2011	(12,608,000)	0.64229	(19,565,852)	(19,629,628)	(63,776)
Sell	Pounds Sterling	02/14/2011	(23,752,000)	0.64162	(37,287,554)	(37,018,681)	268,873

	Total						$2,616,714

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

Open forward foreign currency contracts held by the High Yield Bond Fund at December 31, 2010 were as follows:

	Currency	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Euro	03/09/2011	$(58,000)	0.74850	$(76,617)	$(77,488)	$(871)
Sell	Euro	03/09/2011	(3,065,000)	0.74850	(4,095,545)	(4,094,849)	696
Buy	Euro	03/09/2011	63,000	0.74850	83,227	84,168	941

	Total						$766

The total market value of forward foreign currency contracts held in the International Equity and High Yield Bond Funds as of December 31, 2010 are classified as Level 2.

The following is a summary of the location of derivatives on the Fund’s Statements of Assets and Liabilities as of December 31, 2010:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value* Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**	Call options written, at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**

Foreign exchange contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure as of December 31, 2010:

	Asset Derivative Value		Liability Derivative Value
Portfolio	Equity contracts	Foreign exchange contracts	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	—	$1,637	—	$871
Flexibly Managed Fund	—	—	$10,865,247	—
Index 500 Fund	—	—	6,242	—
International Equity Fund	—	748,567	—	3,365,281
Small Cap Index Fund	—	—	2,046	—
Developed International Index Fund	$66,834	—	—	—

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options
Change in net unrealized appreciation (depreciation) of investments and foreign currency*
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options

Foreign exchange contracts	Net realized foreign currency exchange gain (loss)
Change in net unrealized appreciation (depreciation) of investments and foreign currency

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

	Realized Gain (Loss) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	—	$62,037
Flexibly Managed Fund	$2,900,793	—
Index 500 Fund	639,149	—
Small Cap Index Fund	178,779	—
Developed International Index Fund	58,815	—
International Equity Fund	—	2,127,057
Emerging Markets Equity Fund	9,753

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	—	$766
Flexibly Managed Fund	$(2,993,012)	—
Large Cap Value Fund	—	—
Index 500 Fund	(36,434)	—
Small Cap Index Fund	(34,387)	—
Developed International Index Fund	67,734	—
International Equity Fund	—	3,389,805

*	includes purchased options

**	includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported with the Statements of Assets and Liabilities.

The table below summarizes the average balance of derivative holdings by fund during the year ended December 31, 2010. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Average Derivative Volume
Portfolio	Forward foreign currency contracts (Average Cost)	Futures contracts (Average Notional Value)	Purchased Options (Average Notional Cost)	Written Options (Premiums Received)
High Yield Bond Fund	$(3,133,346)	—	—	—
Flexibly Managed Fund	—	—	$3,505	$(6,783,709)
Large Cap Value Fund	—	—	2,313	—
Index 500 Fund	—	$4,405,390	—	—
Small Cap Index Fund	—	699,337	—	—
Developed International Index Fund	—	1,375,777	—	—
International Equity Fund	(51,805,015)	—	—	—

9 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

10 — SECURITIES LENDING

With the exception of the Money Market and FOF Funds, Each portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities loaned. However, due to market fluctuations, the value of the securities loaned may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Lending securities involves certain risk that the Portfolio may be delayed from recovering the collateral if the borrower fails to return the securities.

The Funds paid fees for securities lending for the year ended December 31, 2010 to its custodian, which have been netted against Income from Securities Lending in the Statements of Operations. These fees are presented below.

For Funds with Securities on loan at December 31, 2010	Market Value of Securities on Loan	Market Value of Collateral	Fees Paid for Lending	Net Income Earned From Lending
Index 500 Fund	$27,466,389	$28,477,078	$9,702	$23,215
Mid Cap Growth Fund	24,812,999	25,632,036	8,972	21,121
Mid Cap Value Fund	22,863,428	23,780,126	6,196	14,490
Mid Core Value Fund	10,359,578	10,778,978	4,472	10,615
Small Cap Growth Fund	26,352,709	27,668,481	73,106	171,115
Small Cap Value Fund	28,894,728	30,504,282	54,308	127,063
Small Cap Index Fund	5,140,353	5,446,711	15,940	39,228
Developed International Index Fund	62,559	63,900	—	1
International Equity Fund	9,398,357	9,713,099	3,758	8,812

11 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

12 — SUBSEQUENT EVENTS

Except as disclosed below, Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that no additional subsequent events require recognition or disclosure in the financial statements.

On February 23, 2011, the Board of Directors of the Penn Series Funds, Inc. approved the following changes to the REIT Fund (the “Fund”):

•	the termination of Heitman Real Estate Securities LLC, the current investment sub-adviser to the Fund;

•	the hiring of Cohen & Steers Capital Management, Inc. as the new investment sub-adviser to the Fund;

•	changing the name of the Fund to the Real Estate Securities Fund; and

•

changing the Fund’s current investment policy of investing at least 80% of its net assets in equity securities of real estate investment trusts (“REITs”) to a policy that requires the Fund to invest at least 80% of its net assets in common stocks and other equity securities issued by real estate companies, including REITs.

Each of the foregoing changes will be effective May 1, 2011.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s prior year capital loss carryovers may expire without being utilized. Relevant information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Penn Series Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of Penn Series Funds, Inc. comprising the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, REIT Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodians, the transfer agent, and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Penn Series Funds, Inc. as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 24, 2011

PENN SERIES FUNDS, INC.

DECEMBER 31, 2010

Tax Information (unaudited)

Each Fund designates the maximum amount allowable, but not less than the following amounts distributed or deemed distributed during the year ended December 31, 2010 as capital gain dividends in accordance with Section 852(b)(3)(c) of the Internal Revenue Code:

Fund	Long-Term Capital Gain
Limited Maturity Bond Fund	$183,340
Quality Bond Fund	1,547,373
SMID Cap Growth Fund	700,229
SMID Cap Value Fund	1,134,943
Developed International Index Fund	8,355
Aggressive Allocation Fund	82,205
Moderately Aggressive Allocation Fund	351,182
Moderate Allocation Fund	510,686
Moderately Conservative Allocation Fund	269,099
Conservative Allocation Fund	102,472

Pursuant to Section 854 of the Internal Revenue Code, each Fund designates the maximum amount allowable, but not less than the following percentages of ordinary income dividends paid or deemed distributed during the year ended December 31, 2010 as being eligible for the dividends received deduction available to corporate shareholders:

Fund
High Yield Bond Fund	1.12%
Flexibly Managed Fund	62.23%
Balanced	48.97%
Large Cap Value Fund	100.00%
Large Core Value Fund	100.00%
Index 500 Fund	99.03%
Mid Cap Value Fund	100.00%
Mid Core Value Fund	100.00%
SMID Cap Growth Fund	5.63%
SMID Cap Value Fund	18.93%
Small Cap Value Fund	98.86%
Small Cap Index Fund	24.29%
Developed International Index Fund	0.03%
International Equity Fund	8.18%
Emerging Markets Equity Fund	34.90%
REIT Fund	0.27%
Aggressive Allocation Fund	35.15%
Moderately Aggressive Allocation Fund	24.78%
Moderate Allocation Fund	17.79%
Moderately Conservative Allocation Fund	11.11%
Conservative Allocation Fund	6.53%

PENN SERIES FUNDS, INC.

DECEMBER 31, 2010

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on November 18, 2010. It is available on the SEC’s website at http://www.sec.gov. or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2010 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

PENN SERIES FUNDS, INC.

SHAREHOLDER MEETING VOTING RESULTS (Unaudited)

Penn Series held a Special Meeting of Shareholders at the office of Penn Mutual on Wednesday, December 15, 2010.

At the meeting the shareholders were asked to:

1. Elect a Board of Directors (“Board”) for the Company. The following Directors were elected to the Board:

	VOTES “FOR”	VOTES “WITHHELD”	PERCENT OF TOTAL VOTES “FOR” EACH NOMINEE (%)
Eugene Bay	463,197,266.977	37,955,722.690	92.426%
Robert E. Chappell	463,209,095.206	37,943,894.461	92.429%
Archie Craig MacKinlay	464,085,916.348	37,067,073.319	92.604%
Charles E. Mather III	463,550,607.023	37,602,382.644	92.497%
Rebecca C. Matthias	464,585,751.374	36,567,238.293	92.703%
Eileen C. McDonnell	464,309,454.864	36,843,534.803	92.648%
David B. Pudlin	463,730,176.617	37,422,813.050	92.533%
M. Donald Wright	463,617,666.823	37,535,322.844	92.510%

2. Approve amendments to the investment advisory agreements between ICMI and the Company, on behalf of the Large Core Growth Fund and Large Core Value Fund. The following votes were cast:

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Large Core Growth Fund	10,475,000.873	2,892,128.213	536,192.337
Large Core Value Fund	14,199,634.054	2,902,913.749	736,664.007

3. Approve amendments to the investment advisory agreements between ICMI and the Company for the Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Large Growth Stock Fund, Large Cap Value Fund, Small Cap Value Fund and International Equity Fund. The following votes were cast:

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Money Market Fund	115,015,040.382	29,916,465.956	9,183,100.552
Quality Bond Fund	31,405,606.961	2,597,116.225	949,341.738
High Yield Bond Fund	12,948,629.464	1,983,071.167	534,626.862
Flexibly Managed Fund	50,806,242.221	8,857,348.341	2,911,966.107
Large Growth Stock Fund	10,291,296.753	772,187.732	134,878.005
Large Cap Value Fund	10,121,037.992	1,332,011.889	341,947.118
Small Cap Value Fund	9,032,566.942	1,012,856.984	203,306.860
International Equity Fund	14,288,635.982	2,695,088.144	802,841.199

PENN SERIES FUNDS, INC.

SHAREHOLDER MEETING VOTING RESULTS (Unaudited)

4. Approve amendments to, reclassifications of or removal of the fundamental policies for the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, Small Cap Value Fund, Small Cap Growth Fund and International Equity Fund. The following votes were cast:

Proposal 4A-1. Amending Language to Fundamental Policy Regarding Diversification

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Money Market Fund	126,063,694.706	18,973,492.179	9,077,420.005
Limited Maturity Bond Fund	12,446,540.083	329,862.070	259,779.700
Quality Bond Fund	33,046,189.361	937,170.870	968,704.693
Large Cap Growth Fund	3,371,983.950	137,674.365	112,214.332
Large Cap Value Fund	10,654,983.554	724,861.634	415,151.811
Index 500 Fund	26,984,847.035	1,906,940.959	1,172,353.544
Mid Cap Growth Fund	10,052,215.316	412,499.027	151,527.035
Mid Cap Value Fund	8,894,558.578	498,790.582	220,003.340
Mid Core Value Fund	4,198,571.697	388,608.728	338,919.327
International Equity Fund	15,837,268.736	1,136,711.216	812,585.373
REIT Fund	6,115,168.361	234,445.994	158,758.544
High Yield Bond Fund	13,897,629.028	1,089,692.956	479,005.509
Flexibly Managed Fund	55,868,217.539	3,759,811.585	2,947,527.545
Large Growth Stock Fund	10,697,034.401	277,995.205	223,332.884
Small Cap Growth Fund	3,951,458.761	243,446.976	86,896.613
Small Cap Value Fund	9,545,456.055	528,441.326	174,833.405

Proposal 4A-2. Amending Language to Fundamental Policy Regarding Investments in Real Estate

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Money Market Fund	125,800,254.434	19,128,000.086	9,186,352.370
Large Cap Value Fund	10,569,257.645	775,019.517	450,719.837
International Equity Fund	15,420,315.165	1,136,711.216	812,585.373

Proposal 4A-3. Amending Language to Fundamental Policy Regarding Investments in Commodities

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Money Market Fund	126,005,474.214	18,953,299.159	9,155,833.517
Limited Maturity Bond Fund	12,518,196.377	328,061.995	189,923.481
Quality Bond Fund	32,830,163.056	1,134,458.779	987,443.089
High Yield Bond Fund	13,651,643.153	1,285,914.716	528,769.624
Flexibly Managed Fund	55,545,516.832	4,046,216.154	2,983,823.683
Large Growth Stock Fund	10,644,728.933	329,838.147	223,795.410
Large Cap Value Fund	10,650,719.956	714,385.566	429,891.477
Index 500 Fund	27,063,919.396	1,953,186.884	1,047,035.258
Mid Cap Growth Fund	9,847,773.823	624,136.856	144,330.699
Mid Cap Value Fund	8,654,788.665	724,871.763	233,692.072
International Equity Fund	15,538,7820.530	1,447,858.202	799,924.593
REIT Fund	5,948,620.093	376,982.739	182,770.067

PENN SERIES FUNDS, INC.

SHAREHOLDER MEETING VOTING RESULTS (Unaudited)

Proposal 4A-4. Amending Language to Fundamental Policy Regarding Lending and Making Loans

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Money Market Fund	125,742,781.551	19,208,043.977	9,163,781.362
Large Growth Stock Fund	10,600,165.710	404,473.139	193,723.641
Quality Bond Fund	32,708,321.730	1,307,283.144	936,460.050
High Yield Bond Fund	13,502,914.106	1,436,924.087	526,489.300
Flexibly Managed Fund	54,322,234.346	5,191,473.741	3,061,848.582
Large Cap Value Fund	10,519,139.228	840,513.491	435,344.280
Small Cap Growth Fund	3,864,341.313	317,634.742	99,826.295
Small Cap Value Fund	9,346,636.089	694,910.220	207,184.477
International Equity Fund	15,271,847.947	1,705,078.225	809,639.153
Limited Maturity Bond Fund	12,475,692.936	352,871.491	207,617.426
Large Cap Growth Fund	3,351,555.520	184,645.707	85,671.420
Mid Cap Growth Fund	9,686,450.491	760,016.051	169,774.836
Index 500 Fund	26,649,915.393	2,216,615.686	1,197,610.459
Mid Cap Value Fund	8,500,923.824	881,515.978	230,912.698
Mid Core Value Fund	4,112,523.535	450,188.734	336,585.494
REIT Fund	5,883,338.803	455,088.179	169,945.917

Proposal 4A-5. Amending Language to Fundamental Policy Regarding Borrowing

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Money Market Fund	125,767,169.264	19,302,258.551	9,045,179.075
Quality Bond Fund	32,797,083.198	1,183,592.225	971,389.501
High Yield Bond Fund	13,423,610.667	1,507,271.966	535,444.860
Flexibly Managed Fund	54,308,069.993	5,150,939.736	3,116,546.940
Large Growth Stock Fund	10,607,254.643	393,344.710	197,763.137
Large Cap Value Fund	10,595,129.994	748,728.622	451,138.383
Small Cap Growth Fund	3,851,726.845	328,645.727	101,429.778
Small Cap Value Fund	9,355,409.463	696,641.528	196,679.795
International Equity Fund	15,186,099.468	1,758,615.039	841,850.818

Proposal 4A-6. Amending Language to Fundamental Policy Regarding Underwriting

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Limited Maturity Bond Fund	12,472,512.655	341,815.740	221,853.458
Large Cap Growth Fund	3,397,491.759	138,422.065	85,958.823
Index 500 Fund	26,638,790.066	2,159,522.499	1,265,828.973
Mid Cap Value Fund	8,763,477.853	550,604.764	299,269.883
Mid Cap Growth Fund	10,003,677.956	447,851.355	164,712.067
Mid Core Value Fund	4,124,523.535	464,990.723	336,585.494
REIT Fund	5,912,047.489	421,078.983	175,246.427
Money Market Fund	125,757,456.807	19,299,700.557	9,057,449.526
Quality Bond Fund	32,944,197.943	1,013,030.272	994,836.709
High Yield Bond Fund	13,437,552.076	1,493,053.168	535,722.249
Flexibly Managed Fund	55,437,822.296	4,074,910.113	3,062,824.260
Large Cap Value Fund	10,580,840.415	772,250.936	441,905.648
Small Cap Growth Fund	3,923,749.967	258,622.771	99,429.612
Small Cap Value Fund	9,490,106.606	563,522.270	195,101.910
International Equity Fund	15,346,389.948	1,553,954.495	886,220.882
Large Growth Stock Fund	10,614,579.323	391,124.042	192,659.125

PENN SERIES FUNDS, INC.

SHAREHOLDER MEETING VOTING RESULTS (Unaudited)

Proposal 4A-7. Amending Language to Fundamental Policy Regarding Senior Securities

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Money Market Fund	125,961,904.012	19,095,253.352	9,057,449.526
Quality Bond Fund	32,727,495.804	1,227,541.825	997,027.295
High Yield Bond Fund	13,795,971.719	1,145,993.945	524,361.829
Flexibly Managed Fund	55,628,428.756	3,864,222.531	3,082,905.382
Large Growth Stock Fund	10,677,535.174	330,989.876	189,837.440
Large Cap Value Fund	10,620,829.535	716,262.374	457,905.090
International Equity Fund	15,459,548.700	1,502,056.765	824,959.860
Limited Maturity Bond Fund	12,464,859.308	351,641.645	219,680.900
Large Cap Growth Fund	3,412,694.008	116,099.801	93,078.838
Index 500 Fund	26,991,887.066	1,971,450.519	1,100,803.953
Mid Cap Growth Fund	10,029,972.634	433,426.558	152,842.186
Mid Cap Value Fund	8,873,551.739	504,062.343	235,738.418
Mid Core Value Fund	4,159,762.065	407,604.670	358,733.017
REIT Fund	6,047,884.638	300,762.403	159,725.858
Small Cap Growth Fund	3,948,706.833	239,389.099	93,706.418
Small Cap Value Fund	9,527,809.739	503,205.999	217,715.048

Proposal 4A-8. Amending Language to Fundamental Policy Regarding Industry Concentration

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Index 500 Fund	26,887,707.480	1,992,507.173	1,183,926.885
Quality Bond Fund	32,871,665.837	1,026,101.436	1,054,297.651
Limited Maturity Bond Fund	12,554,237.678	303,255.992	178,688.183

Proposal 4B-1. Reclassify Fundamental Policy Regarding Investments in Equity Securities As a Non-Fundamental Policy

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Money Market Fund	125,728,578.196	19,187,655.847	9,198,372.847
High Yield Bond Fund	13,639,891.558	1,280,401.605	546,034.330

Proposal 4B-2. Reclassify Fundamental Policy Regarding Investments in Restricted or Illiquid Securities As a Non-Fundamental Policy

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Quality Bond Fund	32,686,492.698	1,226,727.302	1,038,844.924
Large Cap Value Fund	10,402,649.479	932,492.682	459,854.838
International Equity Fund	15,324,065.124	1,614,533.277	847,966.924

PENN SERIES FUNDS, INC.

SHAREHOLDER MEETING VOTING RESULTS (Unaudited)

Proposal 4B-3. Reclassify Fundamental Policy Regarding Purchases on Margin and Short Sales As a Non-Fundamental Policy

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Money Market Fund	127,716,036.621	17,460,795.667	8,937,774.602
Quality Bond Fund	32,852,753.205	1,083,729.142	1,015,582.577
High Yield Bond Fund	13,850,845.244	1,076,833.400	538,648.849
Flexibly Managed Fund	53,318,467.162	6,138,988.378	3,118,101.129
Large Growth Stock Fund	10,569,614.449	433,520.448	195,227.593
Large Cap Value Fund	10,568,368.845	782,348.397	444,279.757
International Equity Fund	15,330,721.158	1,592,699.735	863,144.432
Small Cap Growth Fund	3,912,592.575	266,808.417	102,401.358
Small Cap Value Fund	9,447,382.179	578,681.895	222,666.712

Proposal 4B-4. Reclassify Fundamental Policy Regarding Investments in Futures Contracts As a Non-Fundamental Policy

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Quality Bond Fund	33,592,237.713	749,659.787	610,167.424
High Yield Bond Fund	14,332,365.532	834,199.402	299,762.559
Flexibly Managed Fund	53,929,256.408	5,532,912.573	3,113,387.688
Large Growth Stock Fund	10,568,814.158	451,934.722	177,613.610
Large Cap Value Fund	11,075,560.108	436,247.600	283,189.291
International Equity Fund	16,190,755.753	1,029,000.489	566,809.083

Proposal 4C-1. Removal of Fundamental Policy Regarding Unseasoned Issuers

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Money Market Fund	125,798,658.114	19,147,169.015	9,168,779.761
Quality Bond Fund	32,954,094.795	1,069,294.464	928,675.665
Large Growth Stock Fund	10,466,956.339	498,994.978	232,411.173
Large Cap Value Fund	10,595,640.375	740,640.510	458,716.114
International Equity Fund	15,169,849.626	1,672,373.267	944,342.432

Proposal 4C-2. Removal of Fundamental Policy Regarding Investment in Other Investment Companies

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Limited Maturity Fund	12,522,241.322	351,349.126	162,591.405
Large Growth Stock Fund	10,622,787.466	389,892.826	185,682.198
Index 500 Fund	26,637,919.319	2,310,718.524	1,115,503.695
Mid Cap Growth Fund	9,956,818.631	331,534.920	327,887.827
Mid Cap Value Fund	8,572,957.271	603,046.957	437,348.272
REIT Fund	5,889,487.100	342,029.535	276,856.264

PENN SERIES FUNDS, INC.

SHAREHOLDER MEETING VOTING RESULTS (Unaudited)

Proposal 4C-3. Removal of Fundamental Policy Regarding Mortgaging and Pledging of Fund Assets

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Money Market Fund	120,462,476.067	24,533,777.670	9,118,353.153
Quality Bond Fund	32,856,584.546	1,116,015.378	979,465.000
High Yield Bond Fund	13,800,203.415	1,177,403.117	488,720.961
Flexibly Managed Fund	57,342,937.998	3,509,976.172	1,722,642.499
Large Cap Value Fund	10,596,479.507	755,769.469	442,748.023
International Equity Fund	15,125,854.930	1,760,620.154	900,090.241

Proposal 4C-4. Removal of Fundamental Policy Regarding Investment in Securities Issued by its Investment Adviser

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Large Growth Stock Fund	10,501,083.584	505,625.428	191,653.478

Proposal 4C-5. Removal of Fundamental Policy Regarding Principal Transactions with Officers and Directors

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Large Growth Stock Fund	10,469,991.140	534,721.069	193,650.281

Proposal 4C-6. Removal of Fundamental Policy Regarding Allocation of Brokerage Business to Investment Adviser

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Large Growth Stock Fund	10,495,010.869	509,643.400	193,708.221

Proposal 4C-7. Removal of Fundamental Policy Regarding Control of Portfolio Companies

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Large Growth Stock Fund	10,551,855.716	419,114.270	227,392.504

PENN SERIES FUNDS, INC.

Amendment to the Investment Advisory Agreement for the Large Core Growth and Large Core Value Funds

At a meeting held on September 23, 2010 (the “Board Meeting”), the Board of Directors of the Penn Series Funds, Inc. (the “Board”), including the Independent Directors, considered and unanimously approved an amendment to the investment advisory agreement between the Penn Series Funds, Inc. (the “Company”), on behalf of the Large Core Growth Fund and Large Core Value Fund (each, a “Fund” and, together, the “Funds”), and Independence Capital Management, Inc. (“ICMI”) that increased the management fee that each Fund pays to ICMI to 0.60% of the average daily net assets of each Fund (the “New Agreement”). Under the prior investment advisory agreement between ICMI and the Company, on behalf of each Fund, the management fee for the Large Core Growth and Large Core Value Funds was 0.56% and 0.46%, respectively (the “Prior Agreement”).

In considering whether to approve the New Agreement, the Board considered and discussed a substantial amount of information and analysis provided by ICMI. ICMI explained the specific reasons for its recommendation. ICMI also explained that the New Agreement would need to be approved by each Fund’s shareholders, which would involve the preparation and delivery of a proxy statement, a proxy solicitation and a special shareholders’ meeting, and stated that ICMI would bear the expenses associated with these activities. The Board also considered detailed information regarding fees and expenses of other retail mutual funds with similar investment objectives and strategies to those of the Funds provided by Lipper Inc. (“Comparable Funds”). The Board had the opportunity to request additional information in connection with its considerations and to discuss this information with ICMI personnel, including representatives from the legal, compliance and finance departments, and investment personnel. The Board posed questions to these representatives and engaged in substantive discussions with them concerning the New Agreement.

During the Board Meeting, the Board, including the Independent Directors, determined that the basis for the Board’s approval of the New Agreement would be the same as the basis for its May 2010 annual renewal of the Prior Agreement, subject to the new consideration of the proposed higher management fee rate.

In connection with its evaluation of the Prior Agreement and New Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by ICMI to the Funds and the resources of ICMI and its affiliates dedicated to the Funds. In this regard, the Directors evaluated, among other things, ICMI’s personnel, experience, track record and compliance program. The Directors found the level of ICMI’s professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by ICMI to the Funds and the resources of ICMI and its affiliates dedicated to the Funds supported renewal of the Prior Agreement and approval of the New Agreement.

Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Prior Agreement and approve the New Agreement. Specifically, the Directors considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Directors considered the composition of each peer group and selection criteria. In evaluating performance, the Directors considered both market risk and shareholder risk expectations for the Funds. The Directors found Fund performance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Prior Agreement and approval of the New Agreement.

Fund Expenses. With respect to the Funds’ expenses, the Directors considered the rate of compensation called for by the New Agreement and the Funds’ net operating expense ratios in comparison to those of other Comparable Funds. The Directors also considered information about average expense ratios of Comparable Funds. The Directors further considered the fact that the comparative management fee analysis showed that each Fund’s fees would be below the average fee rates paid to managers that provide similar services to Comparable Funds. Finally, the Directors considered the effects of expense limitation arrangements to prevent each Fund’s total operating expenses from exceeding a specified cap and that ICMI and its affiliates, through waivers, have maintained the Funds’ net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported approval of the New Agreement.

PENN SERIES FUNDS, INC.

Profitability. With regard to profitability, the Directors considered all compensation flowing to ICMI and its affiliates, directly or indirectly. The Directors considered whether the varied levels of compensation and profitability under the New Agreement and other service agreements were reasonable and justified in light of the quality of all services to be rendered to the Funds by ICMI and its affiliates. The Directors found that expected profitability was reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the expected profitability of ICMI is reasonable and supported approval of the New Agreement.

Economies of Scale. The Directors considered the existence of any economies of scale and whether those would continue to be passed along to the Funds’ shareholders through the new management fee or other means, including any fee waivers by ICMI and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefits from economies of scale.

Based on the Directors’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the New Agreement. The Board concluded, in the exercise of its reasonable judgment, that the proposed management fee rate under the New Agreement is fair and reasonable in relation to the services provided to each Fund and that approval of the New Agreement would be in the best interests of each Fund and its shareholders.

The New Agreement was approved by the shareholders of each Fund at a special meeting of the Funds’ shareholders held on December 15, 2010.

FUND MANAGEMENT (Unaudited)

AS OF 12/31/10

Name, Year of Birth, Address and Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director
INDEPENDENT DIRECTORS
Eugene Bay (born 1937)* Director	Indefinite; 18 years served	Theological Educator, Colgate Rochester Crozer Divinity School (January 2006 – Present). Retired (October 2004 – January 2006).	29	None.

David B. Pudlin (born 1949)* Director	Indefinite; 2 years served. .	President & CEO of Hangley Aronchick Segal & Pudlin, (law firm) Philadelphia PA. (1994 – Present)	29	None.

Charles E. Mather III (born 1934)* Director	Indefinite; 9 years served	Insurance Broker/Consultant, Mather & Co., a division of Bollinger Inc. (November 2006 – Present). Insurance Broker, Mather & Co. (1960 – November 2006).	29	Director, The Finance Company of Pennsylvania (investment company.)

M. Donald Wright (born 1935)* Director	Indefinite; 22 years served	Accountant, Wright Consultants, Bryn Mawr, PA (financial planning and consulting) (1986 – Present)	29	None

Rebecca C. Matthias (born 1953)* Director	Indefinite; 3 months served	Retired. President, Destination Maternity Corporation (clothing) (1982 – September 2010).	29	Director, Destination Maternity Corp.; Director, CSS Industries.

INDEPENDENT DIRECTOR NOMINESS
Archie C. MacKinlay (born 1955)* Director Candidate	Indefinite; no prior service.	Professor of Finance, Wharton School, University of Pennsylvania (July 1984 – Present)	29	None.

INTERESTED DIRECTORS
Robert E. Chappell (born 1944) 600 Dresher Road Horsham, PA 19044 Chairman of the Board	Indefinite; 12 years served	Chairman of the Board (1997 – Present), Chief Executive Officer (1994 – Present,) and President (2008 – 2010 ), The Penn Mutual Life Insurance Company.	29	Director, Quaker Chemical Corporation.

Eileen C. McDonnell (born 1962) 600 Dresher Rd Horsham, PA 19044 Director	Indefinite; 3 months served	President (2010 – Present), Executive Vice President and Chief Marketing Officer (2008 – 2010), The Penn Mutual Life Insurance Company; Professor, The American College (2007 – 2008); President (2003 – 2006), New England Financial (2003 – 2006) (insurance).	29	None.

OFFICERS
Peter M. Sherman (born 1952) 600 Dresher Road Horsham, PA 19044 President	One year; 9 years served	Executive Vice President and Chief Investment Officer (1996 – Present), Senior Vice President and Chief Investment Officer (1996 – 1998), The Penn Mutual Life Insurance Company.	N/A	N/A

Robert DellaCroce (born 1963) 600 Dresher RD Horsham PA 19044 Treasurer	One year; 2 years served	Treasurer, The Penn Mutual Life Insurance Company (2009 – Present); Unit Leader, SEI Investments Operations (15 years).	N/A	N/A

Salvatore Faia (born 1962) Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 Chief Compliance Officer	One year; one year served	President, Vigilant Compliance Services (6 years)	N/A	N/A

John Heiple (born 1973) 600 Dresher Road Horsham, PA 19044 Assistant Treasurer	One year, 7 years served	Supervisor, Variable Products Financial Reporting (2003 – Present), The Penn Mutual Life Insurance Company.	N/A	N/A

Patricia M. Chiarlanza (born 1965) 600 Dresher Road Horsham, PA 19044 Assistant Treasurer	One year, 9 years served	Assistant Treasurer (2001 – Present), The Penn Mutual Life Insurance Company.	N/A	N/A

FUND MANAGEMENT (Unaudited)

AS OF 12/31/10

Name, Year of Birth, Address and Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director

Kathleen P. Vandy (born 1960) 600 Dresher Road Horsham, PA 19044 Secretary	One year; 2 years, 6 mos. served.	Corporate Counsel (1999 – Present), Assistant Vice President (2009 – Present),The Penn Mutual Life Insurance Company.	N/A	N/A

*	The address of each Director is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.

Additional information about the Fund’s Directors is available in the Fund’s Statement of Additional Information, which is available upon request, without charge, by calling 1-800-523-0650.

PennMutual

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose – to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2010 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com

PM1538 12/10

Item 2. Code of Ethics

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments to this code of ethics were approved during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Mr. Donald Wright qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Wright is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2010	2009
Audit Fees	$390,000	$390,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts for assurance and related services performed by the principal account reasonably related to the performance of the audit of the registrant’s financial statements and not reported under the caption “Audit Fees.” Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e)

(1) The registrant’s audit committee has developed an Audit and Non-Audit Services Pre-Approval Policy. A copy of this policy is filed as an exhibit to this Form N-CSR.

(2) There were no services approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The registrant had no aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act

(c)	Audit and Non-Audit Services Pre-Approval Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

/s/ Peter M. Sherman

By:	Peter M. Sherman
President
Date:	March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Peter M. Sherman

By:	Peter M. Sherman
President
Date:	March 4, 2011

/s/ Robert J. DellaCroce

By:	Robert J. DellaCroce
Treasurer
Date:	March 4, 2011